                                                            North American Funds
                                                       Variable Product Series I

                            (formerly American General Series Portfolio Company)

                                                                   Annual Report
                                                                    May 31, 2001

                                                              AMERICAN
                                                                 GENERAL
                                                                 FINANCIAL GROUP

  NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I - ANNUAL REPORT MAY 31, 2001

TABLE OF CONTENTS

President's Letter..........................................................   1

Fund Information............................................................   2

Schedules of Investments:
 AG Stock Index Fund........................................................   4
 AG MidCap Index Fund.......................................................  12
 AG Small Cap Index Fund....................................................  19
 AG Nasdaq-100(R) Index Fund................................................  38
 Founders/T. Rowe Price Small Cap Fund......................................  41
 AG International Equities Fund.............................................  47
 American Century International Growth Fund.................................  56
 Putnam Opportunities Fund..................................................  60
 T. Rowe Price Blue Chip Growth Fund........................................  62
 Core Equity Fund...........................................................  66
 Founders Large Cap Growth Fund.............................................  69
 AG Growth & Income Fund....................................................  72
 American Century Income & Growth Fund......................................  77
 T. Rowe Price Science & Technology Fund....................................  82
 T. Rowe Price Health Sciences Fund.........................................  84
 AG Social Awareness Fund...................................................  86
 AG Asset Allocation Fund...................................................  91
 AG Capital Conservation Fund............................................... 101
 AG Government Securities Fund.............................................. 105
 AG International Government Bond Fund...................................... 107
 AG 1 Money Market Fund..................................................... 111

Statements of Assets and Liabilities........................................ 114

Statements of Operations.................................................... 117

Statements of Changes in Net Assets......................................... 120
Notes to Financial Statements............................................... 124
Financial Highlights........................................................ 129
Report of Independent Auditors.............................................. 137
Supplemental Information.................................................... 138

--------------------------------------------------------------------------------

                              PRESIDENT'S LETTER                 1

Dear Valued Client:

May 31, 2001 marks the end of the fiscal year for the North American Funds Variable Product Series I. With continued market volatility and with everyone tuned into the media for the latest market updates, this certainly is an unsettling period.

Throughout this time, you hear again and again to "Stay the course," but perhaps more important is to ask yourself, "Have I charted the right course?" In other words, do I have the proper asset allocation to achieve my goals? Am I appropriately diversified -- or do I have too many eggs in one basket? To help you answer these questions, this would be the perfect time to review the funds in your North American Funds Variable Product Series I, as well as to see how they fit into your overall investment plan. Your financial advisor would welcome the opportunity to do a "Portfolio Check-up" for you to ensure your investments are on track to meet your goals. This process should give you comfort now, as well as in the future. To contact your financial advisor, call 1-800-428-2542 to arrange for an appointment.

To help you understand your portfolio, here is our perspective on the economy and a discussion on diversification and asset allocation, key strategies for all market conditions.

THE ECONOMIC ENVIRONMENT

Currently, there is a degree of uncertainty over the direction of the economy. Fears of a possible recession and reports of declining corporate profits continue to weigh down the equity markets. The technology and telecom sectors, which have driven economic growth in recent years, have suffered the most. In addition, announcements of increasing layoffs have caused a rise in the unemployment rate and have raised concerns about consumer spending patterns. With all this, we believe that there is still reason for optimism.

The Federal Reserve cut interest rates by 250 basis points from January through May 31, creating a better economic environment for growth. In addition, if necessary, Fed officials have indicated that they will continue cutting rates to help reduce the risk of recession. Finally, President Bush has successfully worked his tax cut through Congress with the passage of H.R. 1836, the "Economic Growth and Tax Relief Reconciliation Act of 2001." This tax cut will benefit consumers almost immediately, with new incentives to save for both retirement and education, as well as with lower income and estate tax rates. Historically, both decreases in interest rates and decreases in tax rates have been beneficial for the equity markets, thus giving reason to anticipate that economic conditions will improve.

DIVERSIFICATION AND ASSET ALLOCATION

Diversification is a risk management technique that mixes a wide variety of investments into a portfolio. By dividing your investments among several asset classes and investment styles, you are protecting yourself against the negative performance of any one asset class. Asset allocation is a strategy for diversification that involves dividing your portfolio into separate asset classes and investing strategies. Different styles of investing and different asset classes will be in favor at different times, and by dividing your investments between asset classes, you will participate in each upward movement while simultaneously reducing your risk to the asset classes and styles that are temporarily out of favor. For example, spreading your equity holdings among large, medium and small cap asset classes, both national and international, as well as among growth and value investment styles, can build diversification into your portfolio.

Fixed income investing should also be a part of a well-diversified portfolio. Fixed income investments have shown positive returns in 2000 and year to date in 2001, while equity markets have shown negative returns during the same time period. With a diversified portfolio, investors would participate in these positive returns.

What does your investment in North American Funds Variable Product Series I mean to you? It gives you choice, flexibility and control to execute your asset allocation and diversification strategies as you have a wide range of fund choices, covering all asset classes, available to meet your needs. In addition, you have the added advantage of the oversight of our Investment Research Professionals to help you meet your goals.

THE NORTH AMERICAN FUNDS RESEARCH PROFESSIONALS

The Investment Research Professionals are a critical element in the North American multi-manager investment family. The average industry experience for the four senior key members of the team is 18 years. They perform a rigorous selection and ongoing monitoring process of the sub-advisors, looking for outstanding returns, relative to industry benchmarks and peer groups. In addition, the team evaluates the sub-advisors to be sure that they have a well-defined investment process, that they adhere to their investment style, that they have a well-documented risk control system and that there is depth and experience in their management team. If a subadvisor is not meeting the Research Team's criteria, the manager may be replaced to maintain the high quality of the funds and to preserve your best interest.

For you, our shareholder, the following pages provide you with important performance information for each fund, the investment viewpoints of the portfolio managers, and insights on factors affecting the funds' performance. After reviewing your investment strategy with your financial advisor, next time you hear "Stay the course," you'll not only feel confident and comfortable, but you'll know you're on the way.

Thank you for your continued confidence in the North American Funds and in our ability to help you manage your money.

                           Sincerely,

                           /s/ ALICE T. KANE

                           Alice T. Kane, President
                           North American Funds Variable Product Series I

-------------------------------------------------------------------------------

 2     NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I - FUND INFORMATION
FUND RETURNS AND TRACKING DIFFERENCES*
May 31, 2001

                                                                           (3)        (4)
                                                                          Fund       Total
                                                                       Performance   Index
                                                                         Before      Return
                                                      (1)       (2)    Subtracting Including     Tracking
NAFVPS I Fund/Relevant                               Fund       Fund    Expenses   Reinvested   Differences
Market Index                                       Return(a)  Expenses  (1) + (2)  Dividends     (3) - (4)
-----------------------------------------------------------------------------------------------------------
Indexed Funds:
AG Stock Index Fund (SIF) / S&P 500 Index.......    (10.87)%    0.34%    (10.53)%    (10.55)%       0.02%
AG MidCap Index Fund (MIF) / S&P Mid Cap 400
Index...........................................     10.11      0.38      10.49       10.92        (0.43)
AG Small Cap Index Fund (SCIF) / Russell
2000 Index......................................      5.23      0.44       5.67        5.69        (0.02)
AG Nasdaq-100(R) Index Fund (NIF) / Nasdaq 100
Index(R)...................                         (49.01)     0.52     (48.49)     (49.57)(c)     1.08
AG International Equities Fund (IEF) / EAFE.....    (19.59)     0.42     (19.17)     (17.46)       (1.71)
Managed Funds:
Founders/T. Rowe Price Small Cap Fund (SCF) /
S&P 500 Index...................................     11.51      0.95      12.46        4.38 (c)     8.09
American Century International Growth Fund
(IGF) / MSCI EAFE...............................     (3.60)     1.06      (2.54)     (10.48)(c)     7.95
Putman Opportunities Fund
(OF) / S&P 500 Index............................    (35.40)     1.02     (34.38)     (11.85)(c)   (22.53)
T. Rowe Price Blue Chip Growth Fund (BCGF) / S&P
500 Index.......................................    (14.14)     0.88     (13.26)     (11.48)(c)    (1.78)
Core Equity Fund (CEF) / S&P 500 Index..........    (11.62)     0.86     (10.76)     (10.55)       (0.21)
Founders Large Cap Growth Fund (LCGF) / S&P 500
Index...........................................    (25.70)     1.06     (24.64)      (7.78)(c)   (16.85)
AG Growth & Income Fund (GIF) / S&P 500
Index...........................................    (10.91)     0.82     (10.09)     (10.55)        0.46
American Century Income & Growth Fund
(I&GF) / S&P 500 Index..........................     (3.60)     0.83      (2.77)      (7.78)(c)     5.02
T. Rowe Price Science & Technology Fund
(STF) / S&P 500 Index...........................    (42.24)     0.98     (41.26)     (10.55)      (30.71)
T. Rowe Price Health Sciences Fund (HSF) / S&P
500 Index.......................................    (10.60)     1.08      (9.52)     (11.48)(c)     1.96
AG Social Awareness Fund (SAF) / S&P 500 Index..    (12.33)     0.58     (11.75)     (10.55)       (1.20)
AG Asset Allocation Fund (AAF) / Benchmark(b)...     (2.46)     0.58      (1.88)      (1.00)       (0.88)
AG Capital Conservation Fund (CCF) / Lehman
Brothers Aggregate..............................     13.35      0.58      13.93       13.11         0.82
AG Government Securities Fund (GSF) / Lehman U.S.
Government......................................     12.23      0.58      12.81       11.79         1.02
AG International Government Bond Fund (IGBF) /
Salomon Brothers Non-U.S. Dollar
World Government Bond...........................     (4.47)     0.58      (3.89)      (3.63)       (0.26)
AG 1 Money Market Fund (MMF) / 30 Day Certificate
of Deposit Primary Offering Rate by New York City
Banks (NYC 30 Day CD Rate)......................      5.77      0.57       6.34        4.43         1.91

----
(a) Fund level returns are net of investment management fees and other fund expenses, but do not reflect charges specified in annuity contracts for mortality and expense guarantees, administrative fees, or surrender charges.
(b) Benchmark consists of 55% S&P 500 Index, 35% Lehman Brothers Aggregate Bond Index and 10% NYC 30 Day CD Rate.
(c) Index return represents the return since the inception date of the Fund.
* The Funds' performances reflect the reinvestment of dividends and other distributions. The returns represent past performance. The Funds' investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SUMMARY OF NET ASSET VALUES PER SHARE
AND PER SHARE DISTRIBUTIONS

                                                       Distributions from Net
                                          Net Asset     Investment Income and
                                           Values       Net Realized Gains on
                                         (per share)   Securities (per share)
                                       --------------- -----------------------
                                       May 31, May 31, 06/01/00 to 12/01/00 to
Fund                                    2001    2000    11/30/00    05/31/01
------------------------------------------------------------------------------
AG Stock Index Fund................... $36.89  $42.98     $0.18       $1.27
AG MidCap Index Fund..................  19.82   23.73      0.11        5.73
AG Small Cap Index Fund...............  14.11   15.66      0.10        2.04
AG Nasdaq-100(R) Index Fund...........   5.09     N/A         -        0.01
AG International Equities Fund........   8.78   12.55      0.04        1.39
Founders/T. Rowe Price Small Cap
Fund..................................   9.09     N/A         -           -
American Century International Growth
Fund..................................   8.31     N/A         -        0.04
Putman Opportunities Fund.............   6.46     N/A         -           -
T. Rowe Price Blue Chip Growth Fund...   8.57     N/A         -        0.02
Core Equity Fund......................  13.36   23.31      0.01        7.44
Founders Large Cap Growth Fund........   7.43     N/A         -           -
AG Growth & Income Fund...............  14.84   21.04      0.06        3.86
American Century Income & Growth
Fund..................................   9.61     N/A         -        0.03
T. Rowe Price Science & Technology
Fund..................................  17.28   41.14         -        7.83
T. Rowe Price Health Sciences Fund....   8.93     N/A         -        0.01
AG Social Awareness Fund..............  21.01   24.77      0.11        0.62
AG Asset Allocation Fund..............  12.71   14.68      0.24        1.37
AG Capital Conservation Fund..........   9.34    8.78      0.30        0.28
AG Government Securities Fund.........  10.07    9.51      0.30        0.28
AG International Government Bond
Fund..................................  10.10   10.88         -        0.30
AG 1 Money Market Fund................   1.00    1.00      0.03        0.03

The change in net asset value of the funds will not be the same as the change in the accumulation unit value of your annuity contract because (1) the change in net asset value does not reflect the reinvestment of income and capital gain distributions and (2) the mortality and expense charges described in your annuity contract are not included.

-------------------------------------------------------------------------------

                                                                 3
 NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I - FUND INFORMATION - CONTINUED



                              [CHART APPEARS HERE]

--------------------------------------------------------------------------------

 4                            AG STOCK INDEX FUND     May 31, 2001
-------------------------------------------------------------------------------
                          Average Annual Total Return

    1 Year                           5 Years                           10 Years
-------------------------------------------------------------------------------
    -10.87%                          14.84%                             14.43%



[CHART APPEARS HERE]


                                Top 10 Holdings


   1. General Electric Co. .....  4.29%
   2. Microsoft Corp. ..........  3.26%
   3. Exxon Mobil Corp. ........  2.72%
   4. Pfizer, Inc. .............  2.39%
   5. Citigroup, Inc. ..........  2.27%
   6. Wal-Mart Stores, Inc. ....  2.04%
   7. AOL Time Warner, Inc. ....  2.00%
      International Business
   8. Machines..................  1.73%
      American International
   9. Group, Inc. ..............  1.66%
  10. Intel Corp. ..............  1.61%


MANAGEMENT OVERVIEW

A discussion with VALIC

How did the Fund perform relative to its benchmark?
The six positive months in the past year were not enough to overcome the six negative ones, and the S&P 500 index ended up losing 10.55% over the latest twelve month period. The Stock Index Fund had a loss of 10.87% during the period.

What were the dominant portfolio themes?
Technology and telecommunications amounted to over 36% of the S&P 500 at the end of May, 2000. The ensuing twelve months saw this weighting decrease to 25.5% as these sectors were decimated. (The technology heavy NASDAQ 100 index was down over 45% during this time period.) Indices with more exposure to smaller securities and less to technology fared better over the period as seen by the Russell 2000 (small cap) index returning nearly 6% and the S&P Midcap 400 rising almost 11%.

What is your outlook for the next fiscal period?
It is anticipated that the many interest rate cuts implemented by the Federal Reserve Board this year will have their desired effect, strengthen the economy, and give a boost to the stock market. But the market, and the S&P 500 in particular, still has to work off some excesses, and even when it does turn and regain its upward trend, it is highly unlikely it will ever again produce the exuberant returns of the late 90's.

--------------------------------------------------------------------------------

 May 31, 2001    AG STOCK INDEX FUND - SCHEDULE OF INVESTMENTS   5

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 99.44%
               ADVERTISING - 0.25%
      75,700   Omnicom Group, Inc. ............................   $    7,046,156
     131,500   The Interpublic Group of Companies, Inc. .......        4,831,310
                                                                  --------------
                                                                      11,877,466
                                                                  --------------
               AEROSPACE/DEFENSE - 1.72%
      43,900   B.F. Goodrich Co. ..............................        1,834,142
     356,600   Boeing Co. .....................................       22,426,574
      25,800   Crane Co. ......................................          748,458
      85,200   General Dynamics Corp. .........................        6,604,704
     340,800   Honeywell International, Inc. ..................       16,494,720
     184,100   Lockheed Martin Corp. ..........................        7,049,189
      36,400   Northrop Grumman Corp. .........................        3,230,864
      21,300   Perkinelmer, Inc. ..............................        1,470,339
     145,700   Raytheon Co. ...................................        4,337,489
      53,100   TRW, Inc. ......................................        2,302,416
     201,200   United Technologies Corp. ......................       16,761,972
                                                                  --------------
                                                                      83,260,867
                                                                  --------------
               AIRLINES - 0.25%
      64,400 * AMR Corp. ......................................        2,510,956
      52,500   Delta Air Lines, Inc. ..........................        2,500,050
     323,900   Southwest Airlines Co. .........................        6,478,000
      28,600 * US Airways Group, Inc. .........................          691,548
                                                                  --------------
                                                                      12,180,554
                                                                  --------------
               APPAREL & PRODUCTS - 0.09%
      72,100   Cintas Corp. ...................................        3,362,744
      22,100   Liz Claiborne, Inc. ............................        1,144,117
                                                                  --------------
                                                                       4,506,861
                                                                  --------------
               APPLIANCES/FURNISHINGS - 0.10%
      83,800   Leggett & Platt, Inc. ..........................        1,836,896
      32,900   Maytag Corp. ...................................        1,087,674
      28,400   Whirlpool Corp. ................................        1,786,076
                                                                  --------------
                                                                       4,710,646
                                                                  --------------
               AUTO - CARS - 0.75%
     239,200   Delphi Automotive Systems Corp. ................        3,516,240
     792,343   Ford Motor Co. .................................       19,293,552
     234,300   General Motors Corp. ...........................       13,331,670
                                                                  --------------
                                                                      36,141,462
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               AUTO - ORIGINAL EQUIPMENT - 0.10%
      60,600   Danaher Corp. ..................................   $    3,816,588
      55,968   Visteon Corp. ..................................          963,769
                                                                  --------------
                                                                       4,780,357
                                                                  --------------
               AUTO - REPLACEMENT PARTS - 0.13%
      48,600 * AutoZone, Inc. .................................        1,607,202
      31,000   Cooper Tire & Rubber Co. .......................          407,650
      74,000   Genuine Parts Co. ..............................        2,114,180
      67,800   Goodyear Tire & Rubber Co. .....................        1,973,658
                                                                  --------------
                                                                       6,102,690
                                                                  --------------
               BANKS - NEW YORK CITY - 2.63%
     316,400   Bank of New York Co., Inc. .....................       17,278,604
   2,146,347   Citigroup, Inc. ................................      110,000,284
                                                                  --------------
                                                                     127,278,888
                                                                  --------------
               BANKS - OTHER - 3.61%
     695,600   Bank of America Corp. ..........................       41,214,300
     418,700   First Union Corp. ..............................       13,503,075
     462,798   FleetBoston Financial Corp. ....................       19,247,769
     813,060   J.P. Morgan Chase & Co. ........................       39,961,899
     208,600   Mellon Financial Corp. .........................        9,558,052
     260,300   National City Corp. ............................        7,626,790
     122,200   Providian Financial Corp. ......................        6,936,072
      59,400   Union Planters Corp. ...........................        2,435,400
     730,500   Wells Fargo Co. ................................       34,391,940
                                                                  --------------
                                                                     174,875,297
                                                                  --------------
               BANKS - REGIONAL - 2.45%
     160,400   AmSouth Bancorp. ...............................        2,949,756
     494,200   BankOne Corp. ..................................       19,570,320
     171,700   BB&T Corp. .....................................        6,206,955
      75,700   Comerica, Inc. .................................        4,307,330
     242,740   Fifth Third Bancorp ............................       14,290,074
     107,190   Huntington Bancshares, Inc. ....................        1,605,706
     182,000   KeyCorp ........................................        4,327,960
      94,800   Northern Trust Corp. ...........................        6,271,020
     123,800   PNC Financial Services .........................        8,573,150
     103,300   Regions Financial Corp. ........................        3,205,399
     144,600   SouthTrust Corp. ...............................        3,610,662
     138,200   State Street Corp. .............................        7,596,854
     126,600   SunTrust Banks, Inc. ...........................        7,775,772
     122,900   Synovus Financial Corp. ........................        3,733,702
     823,554   U.S. Bancorp, Inc. .............................       18,365,254
      89,500   Wachovia Corp. .................................        6,027,825
                                                                  --------------
                                                                     118,417,739
                                                                  --------------

   NUMBER                                                             MARKET
  OF SHARES                                                           VALUE

--------------------------------------------------------------------------------
               BEVERAGE - BREWERS/DISTRIBUTORS - 0.41%
      15,800   Adolph Coors Co., Class B.......................   $      820,020
     385,500   Anheuser-Busch Companies, Inc. .................       16,962,000
      29,300   Brown-Forman Corp., Class B ....................        1,919,150
                                                                  --------------
                                                                      19,701,170
                                                                  --------------
               BEVERAGE - SOFT DRINKS - 1.73%
     178,600   Coca-Cola Enterprises, Inc. ....................        2,979,048
   1,062,900   Coca-Cola Co. ..................................       50,381,460
      60,400   Pepsi Bottling Group, Inc. .....................        2,629,816
     616,900   PepsiCo, Inc. ..................................       27,612,444
                                                                  --------------
                                                                      83,602,768
                                                                  --------------
               BROADCASTING - 1.62%
     249,900 * Clear Channel Communications ...................       15,236,403
     401,400 * Comcast Corp., Class A..........................       16,441,344
      88,200 * Univision Communication, Inc., Class A..........        3,856,986
     745,500*  Viacom, Inc., Class B...........................       42,970,620
                                                                  --------------
                                                                      78,505,353
                                                                  --------------
               BUILDING MATERIALS - 0.41%
     163,600   Lowe's Companies, Inc. .........................       11,375,108
     190,700   Masco Corp. ....................................        4,454,752
      68,600   Sherwin-Williams Co. ...........................        1,463,924
      43,200   Vulcan Materials Co. ...........................        2,336,256
                                                                  --------------
                                                                      19,630,040
                                                                  --------------
               CHEMICAL - MAJOR - 0.87%
     382,999   Dow Chemical Co. ...............................       13,715,198
     445,700   E.I. du Pont de Nemours and Co. ................       20,680,480
      45,900   Hercules, Inc. .................................          613,224
      71,900   PPG Industries, Inc. ...........................        3,997,640
      93,900   Rohm and Haas Co. ..............................        3,117,480
                                                                  --------------
                                                                      42,124,022
                                                                  --------------
               CHEMICAL - MISCELLANEOUS - 0.34%
      97,900   Air Products and Chemicals, Inc. ...............        4,578,783
      32,900   Eastman Chemical Co. ...........................        1,662,766
      54,300   Ecolab, Inc. ...................................        2,219,784
      13,000 * FMC Corp. ......................................          992,160
      21,500   Great Lakes Chemical Corp. .....................          736,375
      19,800   Millipore Corp. ................................        1,099,890
      67,800   Praxair, Inc. ..................................        3,409,662
      33,000   Sigma Aldrich Corp. ............................        1,571,460
                                                                  --------------
                                                                      16,270,880
                                                                  --------------

--------------------------------------------------------------------------------

 6                                                    May 31, 2001
           AG STOCK INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               CONGLOMERATES - 1.12%
      37,600   ITT Industries, Inc. ...........................   $    1,754,416
      84,200   Loews Corp. ....................................        5,808,958
      60,800   Textron, Inc. ..................................        3,502,688
     748,900   Tyco International, Ltd. .......................       43,024,305
                                                                  --------------
                                                                      54,090,367
                                                                  --------------
               CONSUMER FINANCE - 0.70%
      84,200   Capital One Financial Corp. ....................        5,482,263
      60,500   Equifax, Inc. ..................................        2,122,340
     201,200   Household International, Inc. ..................       13,210,792
     364,000   MBNA Corp. .....................................       13,125,840
                                                                  --------------
                                                                      33,941,235
                                                                  --------------
               CONTAINERS - METAL/GLASS - 0.17%
      12,100   Ball Corp. .....................................          574,750
     393,000   Corning, Inc. ..................................        7,435,560
                                                                  --------------
                                                                       8,010,310
                                                                  --------------
               CONTAINERS - PAPER - 0.09%
      22,700   Bemis Co., Inc. ................................          862,828
      67,500 * Pactiv Corp. ...................................          928,125
      35,800 * Sealed Air Corp. ...............................        1,486,058
      21,100   Temple-Inland, Inc. ............................        1,120,621
                                                                  --------------
                                                                       4,397,632
                                                                  --------------
               COSMETICS/TOILETRIES - 0.40%
      24,100   Alberto-Culver Co., Class B.....................        1,018,226
     101,700   Avon Products, Inc. ............................        4,450,392
     450,100   Gillette Co. ...................................       13,021,393
      41,800   International Flavors & Fragrances, Inc. .......        1,097,250
                                                                  --------------
                                                                      19,587,261
                                                                  --------------
               DRUGS - 8.73%
      56,200   Allergan, Inc. .................................        5,041,140
     101,200 * ALZA Corp. .....................................        4,771,580
     560,100   American Home Products Corp. ...................       35,454,330
     445,100 * Amgen, Inc. ....................................       29,545,739
      22,800   Bausch & Lomb, Inc. ............................        1,078,440
      63,200 * Biogen, Inc. ...................................        3,811,592
     835,700   Bristol Myers Squibb Co. .......................       45,328,368
      81,800 * Chiron Corp. ...................................        4,218,426
     481,800   Eli Lilly and Co. ..............................       40,808,460

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               DRUGS - Continued
      75,300 * Forest Laboratories, Inc. ......................   $    5,576,718
      72,100 * King Pharmaceuticals, Inc. .....................        3,646,818
     985,600   Merck & Co., Inc. ..............................       71,938,944
   2,696,325   Pfizer, Inc. ...................................      115,645,379
     551,200   Pharmacia Corp. ................................       26,766,272
     624,800   Schering-Plough Corp. ..........................       26,210,360
      43,900 * Watson Pharmaceuticals, Inc. ...................        2,638,390
                                                                  --------------
                                                                     422,480,956
                                                                  --------------
               ELECTRICAL EQUIPMENT - 4.80%
      83,200 * American Power Conversion Corp. ................        1,351,169
      78,900 * Cabletron Systems, Inc. ........................        1,531,449
     183,400   Emerson Electric Co. ...........................       12,418,014
   4,234,700   General Electric Co. ...........................      207,500,300
      83,500   Molex, Inc. ....................................        2,932,520
      17,500   National Service Industries, Inc. ..............          443,625
      33,500 * Power-One, Inc. ................................          684,740
      74,600 * Teradyne, Inc. .................................        2,972,810
      24,800   Thomas & Betts Corp. ...........................          518,072
      40,200   W. W. Grainger, Inc. ...........................        1,776,438
                                                                  --------------
                                                                     232,129,137
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 0.24%
           1 * Commscope, Inc. ................................               25
      92,300 * Concord EFS, Inc. ..............................        4,679,610
     242,106 * Palm, Inc. .....................................        1,363,057
      93,900   Symbol Technologies, Inc. ......................        2,408,535
      40,400 * Tektronix, Inc. ................................          990,204
      76,900 * Thermo Electron Corp. ..........................        2,146,279
                                                                  --------------
                                                                      11,587,710
                                                                  --------------
               ENTERTAINMENT - 2.87%
   1,849,300 * AOL Time Warner, Inc. ..........................       96,588,940
     249,900   Carnival Corp., Class A.........................        7,054,677
      49,900 * Harrah's Entertainment, Inc. ...................        1,824,843
      73,600   Hasbro, Inc. ...................................        1,103,264
     182,400   Mattel, Inc. ...................................        3,246,720
      21,300   Meredith Corp. .................................          769,995
     889,100   Walt Disney Co. ................................       28,113,342
                                                                  --------------
                                                                     138,701,781
                                                                  --------------
               FINANCE COMPANIES - 0.13%
     111,900   CIT Group, Inc. ................................        4,442,430
      49,700   Countrywide Credit Industries, Inc. ............        1,924,882
                                                                  --------------
                                                                       6,367,312
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               FINANCIAL SERVICES - 0.91%
     568,400   American Express Co. ...........................   $   23,941,008
     214,900   American General Corp. .........................        9,719,927
      73,400 * Convergys Corp. ................................        3,016,740
      39,000   H & R Block, Inc. ..............................        2,325,960
      95,000   Stillwell Financial, Inc. ......................        3,119,800
      51,800   T. Rowe Price Group, Inc. ......................        1,900,542
                                                                  --------------
                                                                      44,023,977
                                                                  --------------
               FOOD - 1.11%
     270,795   Archer Daniels Midland Co. .....................        3,655,733
     179,600   Campbell Soup Co. ..............................        5,305,384
     229,400   ConAgra, Inc. ..................................        4,782,990
     121,400   General Mills, Inc. ............................        5,142,504
     148,600   H J Heinz Co. ..................................        6,435,866
      58,200   Hershey Foods Corp. ............................        3,529,248
     173,400   Kellogg Co. ....................................        4,633,248
      56,400   Quaker Oats Co. ................................        5,406,504
     132,300   Ralston Purina Co. .............................        4,099,977
     335,800   Sara Lee Corp. .................................        6,326,472
      96,500   Wm. Wrigley Jr. Co. ............................        4,634,895
                                                                  --------------
                                                                      53,952,821
                                                                  --------------
               FOOTWEAR - 0.11%
     115,200   NIKE, Inc., Class B.............................        4,734,720
      24,500 * Reebok International, Ltd. .....................          706,580
                                                                  --------------
                                                                       5,441,300
                                                                  --------------
               FREIGHT - 0.11%
     126,700 * FedEx Corp. ....................................        5,068,000
      25,600   Ryder System, Inc. .............................          561,664
                                                                  --------------
                                                                       5,629,664
                                                                  --------------
               GOLD MINING - 0.10%
     169,200   Barrick Gold Corp. .............................        2,791,800
     112,500   Homestake Mining Co. ...........................          727,875
     140,000   Placer Dome, Inc. ..............................        1,489,600
                                                                  --------------
                                                                       5,009,275
                                                                  --------------
               GOVERNMENT SPONSORED - 1.24%
     430,500   Federal National Mortgage Association...........       35,490,420
     297,100   Federal Home Loan Mortgage Corp. ...............       19,668,020
      70,100   USA Education, Inc. ............................        4,914,711
                                                                  --------------
                                                                      60,073,151
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                    7
           AG STOCK INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HARDWARE & TOOLS - 0.07%
      34,500   Black & Decker Corp. ...........................   $    1,367,925
      24,900   Snap-on, Inc. ..................................          717,120
      36,700   Stanley Works...................................        1,394,600
                                                                  --------------
                                                                       3,479,645
                                                                  --------------
               HEALTHCARE - 0.72%
     179,700   Cardinal Health, Inc. ..........................       12,936,603
     165,100 * HEALTHSOUTH Corp. ..............................        2,096,770
      72,300 * Humana, Inc. ...................................          690,465
     125,500   IMS Health, Inc. ...............................        3,636,990
     121,700   McKesson HBOC, Inc. ............................        4,207,169
      49,300 * Quintiles Transnational Corp. ..................          939,165
     136,700   UnitedHealth Group, Inc. .......................        7,860,250
      26,700 * Wellpoint Health Networks, Inc. ................        2,317,560
                                                                  --------------
                                                                      34,684,972
                                                                  --------------
               HEAVY DUTY TRUCKS/PARTS - 0.14%
      17,700   Cummins Engine Co., Inc. .......................          749,595
      63,200   Dana Corp. .....................................        1,360,064
      29,300   Eaton Corp. ....................................        2,291,260
      25,300 * Navistar International Corp. ...................          735,977
      32,700   PACCAR, Inc. ...................................        1,570,254
                                                                  --------------
                                                                       6,707,150
                                                                  --------------
               HOME BUILDERS - 0.04%
      25,300   Centex Corp. ...................................          943,184
      18,800   KB Home.........................................          477,708
      17,400   Pulte Corp. ....................................          702,960
                                                                  --------------
                                                                       2,123,852
                                                                  --------------
               HOSPITAL MANAGEMENT - 0.35%
     236,100   HCA, The Healthcare Company.....................        9,524,274
      43,900 * HCR Manor Care, Inc. ...........................        1,086,525
     137,100 * Tenet Healthcare Corp. .........................        6,236,679
                                                                  --------------
                                                                      16,847,478
                                                                  --------------
               HOSPITAL SUPPLIES - 2.99%
     661,000   Abbott Laboratories.............................       34,358,780
     251,400   Baxter International, Inc. .....................       12,414,132
     109,600   Becton, Dickinson and Co. ......................        3,762,568
      76,350   Biomet, Inc. ...................................        3,410,555
     173,200 * Boston Scientific Corp. ........................        2,999,824

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------

           HOSPITAL SUPPLIES - Continued
 21,700    C. R. Bard, Inc. ...............................          $ 1,224,965
594,100    Johnson & Johnson...............................           57,597,995
513,500    Medtronic, Inc. ................................           22,070,230
 36,300 *  St. Jude Medical, Inc. .........................            2,233,176
 83,600    Stryker Corp. ..................................            4,801,984
                                                                     -----------
                                                                     144,874,209
                                                                     -----------
           HOUSEHOLD PRODUCTS - 1.94%
122,100 *  Bed Bath & Beyond, Inc. ........................            3,610,497
101,000    Clorox Co. .....................................            3,498,640
244,600    Colgate-Palmolive Co. ..........................           13,854,144
169,300    Minnesota Mining & Mfg. Co. ....................           20,075,594
113,900    Newell Rubbermaid, Inc. ........................            2,878,253
555,500    Procter & Gamble Co. ...........................           35,685,320
 24,600    Tupperware Corp. ...............................              562,356
244,300    Unilever NV.....................................           13,580,637
                                                                     -----------
                                                                      93,745,441
                                                                     -----------
           HUMAN RESOURCES - 0.04%
 75,900 *  Robert Half International, Inc. ................            2,140,380
                                                                     -----------
           INFORMATION PROCESSING - 4.27%
102,800    Adobe Systems, Inc. ............................            4,088,356
 24,100    Autodesk, Inc. .................................              735,773
246,300    Computer Associates International, Inc. ........            6,985,068
 72,100 *  Computer Sciences Corp. ........................            3,027,479
157,200 *  Compuware Corp. ................................            1,733,916
 70,900 *  Comverse Technology, Inc. ......................            4,112,200
      4 *  eFunds Corp. ...................................                   77
935,100 *  EMC Corp. ......................................           29,549,160
 53,000 *  Fiserv, Inc. ...................................            2,920,830
825,900    Hewlett Packard Co. ............................           24,215,388
749,800    International Business Machines.................           83,827,640
558,200 *  JDS Uniphase Corp. .............................            9,327,522
 34,600 *  Mercury Interactive Corp. ......................            2,049,704
 41,000 *  NCR Corp. ......................................            1,922,490
137,100 *  Network Appliance, Inc. ........................            2,550,060
135,700 *  Novell, Inc. ...................................              614,721
113,600 *  Parametric Technology Corp. ....................            1,351,840
107,800    Pitney Bowes, Inc. .............................            4,262,412
 51,800 *  Sapient Corp. ..................................              495,726
183,600 *  Siebel Systems, Inc. ...........................            8,328,096

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING - Continued
     275,900 * Solectron Corp. ................................   $    5,951,163
     134,800 * Unisys Corp. ...................................        1,609,512
     285,200   Xerox Corp. ....................................        2,826,332
     238,700 * Yahoo!, Inc. ...................................        4,322,857
                                                                  --------------
                                                                     206,808,322
                                                                  --------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 4.52%
     104,100 * BMC Software, Inc. .............................        2,487,990
     104,400 * Broadcom Corp. .................................        3,472,343
      79,200 * Citrix Systems, Inc. ...........................        1,892,880
   2,280,200 * Microsoft Corp. ................................      157,744,236
   2,387,200 * Oracle Corp. ...................................       36,524,160
     122,000 * Peoplesoft, Inc. ...............................        4,922,700
     174,600 * Veritas Software Corp. .........................       11,567,250
                                                                  --------------
                                                                     218,611,559
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 1.50%
     147,900 * Apple Computer, Inc. ...........................        2,950,604
     721,800   Compaq Computer Corp. ..........................       11,541,582
   1,105,600 * Dell Computer Corp. ............................       26,932,416
     138,000 * Gateway, Inc. ..................................        2,304,600
      81,500 * Jabil Circut, Inc. .............................        2,394,470
      54,300 * Lexmark International Group.....................        3,366,057
   1,393,200 * Sun Microsystems, Inc. .........................       22,946,004
                                                                  --------------
                                                                      72,435,733
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 0.91%
     271,500   Automatic Data Processing, Inc. ................       14,590,410
     199,900   Electronic Data Systems Corp. ..................       12,243,874
     168,800   First Data Corp. ...............................       11,074,968
     159,400   Paychex, Inc. ..................................        6,125,742
                                                                  --------------
                                                                      44,034,994
                                                                  --------------
               INFORMATION PROCESSING -
               CONSUMER SOFTWARE - 0.07%
     115,000 * BroadVision Inc. ...............................          725,650
      88,400 * Intuit, Inc. ...................................        2,834,103
                                                                  --------------
                                                                       3,559,753
                                                                  --------------

--------------------------------------------------------------------------------

 8                                                    May 31, 2001
           AG STOCK INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               DATA SERVICES - 0.17%
     328,600 * Cendant Corp. ..................................   $    6,302,548
     113,300 * Citizens Communications, Inc. ..................        1,683,638
                                                                  --------------
                                                                       7,986,186
                                                                  --------------
               INFORMATION PROCESSING -
               NETWORKING - 1.24%
   3,109,700 * Cisco Systems, Inc. ............................       59,892,822
                                                                  --------------
               INSURANCE - CASUALTY - 0.33%
      74,700   Chubb Corp. ....................................        5,628,645
      31,400   Progressive Corp. ..............................        4,114,656
      54,500   SAFECO Corp. ...................................        1,530,905
      93,000   St. Paul Companies, Inc. .......................        4,705,800
                                                                  --------------
                                                                      15,980,006
                                                                  --------------
               INSURANCE - LIFE - 0.46%
     139,000   Conseco, Inc. ..................................        2,421,380
      66,150   Jefferson-Pilot Corp. ..........................        3,134,849
      81,900   Lincoln National Corp. .........................        4,032,756
     326,700   MetLife, Inc. ..................................       10,405,395
      54,000   Torchmark Corp. ................................        2,047,680
                                                                  --------------
                                                                      22,042,060
                                                                  --------------
               INSURANCE - MISCELLANEOUS - 0.19%
      45,050   Ambac Financial Group, Inc. ....................        2,525,053
      63,000   MBIA, Inc.......................................        3,323,250
      45,600   MGIC Investment Corp. ..........................        3,208,872
                                                                  --------------
                                                                       9,057,175
                                                                  --------------
               INSURANCE - MULTILINE - 2.87%
      61,500   Aetna, Inc. ....................................        1,436,025
     226,800   AFLAC, Inc. ....................................        7,355,124
     312,500   Allstate Corp. .................................       14,068,750
     994,793   American International Group, Inc. .............       80,578,233
     109,400   Aon Corp. ......................................        3,829,000
      65,600   CIGNA Corp. ....................................        6,197,232
      68,700   Cincinnati Financial Corp. .....................        2,886,774
     101,000   Hartford Financial Services Group...............        6,837,700
     117,600   Marsh & McLennan Companies, Inc. ...............       12,336,240
     102,900   UnumProvident Corp. ............................        3,334,989
                                                                  --------------
                                                                     138,860,067
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               LEISURE TIME - 0.20%
      37,300   Brunswick Corp. ................................   $      842,980
     129,500   Harley-Davidson, Inc. ..........................        6,082,615
      56,300 * Sabre Holdings Corp. ...........................        2,941,112
                                                                  --------------
                                                                       9,866,707
                                                                  --------------
               LODGING - 0.14%
     157,500   Hilton Hotels Corp. ............................        1,951,425
     102,600   Marriott International, Inc. ...................        4,859,136
                                                                  --------------
                                                                       6,810,561
                                                                  --------------
               MACHINERY - AGRICULTURE - 0.08%
     100,300   Deere & Co. ....................................        3,747,208
                                                                  --------------
               MACHINERY - CONSTRUCTION &
               CONTRACTS - 0.29%
     127,500 * Calpine Corp. ..................................        6,285,750
     146,900   Caterpillar, Inc. ..............................        7,956,104
                                                                  --------------
                                                                      14,241,854
                                                                  --------------
               MACHINERY - INDUSTRIAL SPECIALTY -  0.50%
      39,900   Cooper Industries, Inc. ........................        1,517,397
      86,800   Dover Corp. ....................................        3,679,452
     129,100   Illinois Tool Works, Inc. ......................        8,838,186
      68,600   Ingersoll-Rand Co. .............................        3,385,410
      36,800   Johnson Controls, Inc. .........................        2,590,720
      52,400   Pall Corp. .....................................        1,210,440
      49,800   Parker Hannifin Corp. ..........................        2,405,838
      25,600   Timken Co. .....................................          453,120
                                                                  --------------
                                                                      24,080,563
                                                                  --------------
               MEDICAL TECHNOLOGY - 0.16%
      90,100   Applera Corp. ..................................        2,771,476
     131,500 * Guidant Corp. ..................................        4,937,825
                                                                  --------------
                                                                       7,709,301
                                                                  --------------
               MERCHANDISING - DEPARTMENT - 0.48%
      37,600   Dillards, Inc., Class A.........................          613,632
      84,900 * Federated Department Stores, Inc. ..............        3,803,520
     127,300   May Department Stores Co. ......................        4,162,710
     382,800   Target Corp. ...................................       14,469,840
                                                                  --------------
                                                                      23,049,702
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISING - DRUG - 0.63%
     167,400   CVS Corp. ......................................   $    9,190,260
      16,000   Longs Drug Stores Corp. ........................          384,000
      90,600 * Medimmune, Inc. ................................        3,612,222
     434,100   Walgreen Co. ...................................       17,446,479
                                                                  --------------
                                                                      30,632,961
                                                                  --------------
               MERCHANDISING - FOODS - 0.74%
     174,900   Albertson's, Inc. ..............................        5,019,630
     349,800 * Kroger Co. .....................................        8,724,012
     214,200 * Safeway, Inc. ..................................       10,849,230
      56,600   Supervalu, Inc. ................................          880,696
     288,900   SYSCO Corp. ....................................        8,588,997
      60,000   Winn-Dixie Stores, Inc. ........................        1,596,600
                                                                  --------------
                                                                      35,659,165
                                                                  --------------
               MERCHANDISING - MASS - 2.26%
     112,100   J.C. Penney Co., Inc. ..........................        2,344,011
     206,600 * Kmart Corp. ....................................        2,330,448
     142,800   Sears Roebuck and Co. ..........................        5,694,864
   1,908,900   Wal-Mart Stores, Inc. ..........................       98,785,575
                                                                  --------------
                                                                     109,154,898
                                                                  --------------
               MERCHANDISING - SPECIALTY - 2.21%
      27,100   American Greetings Corp., Class A...............          339,834
      88,800 * Best Buy Co., Inc. .............................        4,719,720
      47,700 * Big Lots, Inc. .................................          619,146
      87,900   Circuit City Stores, Inc. ......................        1,319,379
     191,500 * Costco Wholesale Corp. .........................        7,451,265
     141,300   Dollar General Corp. ...........................        2,649,375
      66,100   Fortune Brands, Inc. ...........................        2,270,535
     363,100   Gap, Inc. ......................................       11,256,100
     989,700   Home Depot, Inc. ...............................       48,782,313
     141,800 * Kohl's Corp. ...................................        8,727,790
     181,900   Limited, Inc. ..................................        2,964,970
      57,200   Nordstrom, Inc. ................................        1,059,916
     127,300 * Office Depot, Inc. .............................        1,163,522
      79,400   Radioshack Corp. ...............................        2,162,062
     193,600 * Staples, Inc. ..................................        2,807,200
      62,300   Tiffany & Co. ..................................        2,154,334
     119,500   TJX Companies, Inc. ............................        3,998,470
      84,300 * Toys "R" Us, Inc. ..............................        2,335,110
                                                                  --------------
                                                                     106,781,041
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                    9
           AG STOCK INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               METALS - ALUMINUM - 0.46%
     135,900   Alcan Aluminium, Ltd. ..........................   $    6,088,320
     369,700   Alcoa, Inc. ....................................       15,952,555
                                                                  --------------
                                                                      22,040,875
                                                                  --------------
               METALS - COPPER - 0.06%
      82,200   Newmont Mining Corp. ...........................        1,684,278
      33,600   Phelps Dodge Corp. .............................        1,518,720
                                                                  --------------
                                                                       3,202,998
                                                                  --------------
               METALS - MISCELLANEOUS - 0.08%
      54,600   Engelhard Corp. ................................        1,515,696
      63,500 * Freeport-McMoRan Copper & Gold, Class B.........          995,045
      77,700 * Inco, Ltd. .....................................        1,451,436
                                                                  --------------
                                                                       3,962,177
                                                                  --------------
               METALS - STEEL - 0.07%
      34,300   Allegheny Technologies, Inc. ...................          707,952
      33,300   Nucor Corp. ....................................        1,705,626
      37,900   USX-US Steel Group, Inc. .......................          739,808
      36,500   Worthington Industries, Inc. ...................          419,750
                                                                  --------------
                                                                       3,573,136
                                                                  --------------
               MISCELLANEOUS - 0.17%
     195,000 * Agilent Technologies, Inc. .....................        6,540,300
      31,500   Fluor Corp. ....................................        1,837,080
                                                                  --------------
                                                                       8,377,380
                                                                  --------------
               NATURAL GAS - DIVERSIFIED - 0.32%
     212,375   El Paso Corp. ..................................       12,933,638
      48,900   Kinder Morgan, Inc. ............................        2,701,725
                                                                  --------------
                                                                      15,635,363
                                                                  --------------
               OIL - INTEGRATED DOMESTIC - 0.88%
      37,900   Amerada Hess Corp. .............................        3,245,756
      29,700   Ashland Oil, Inc. ..............................        1,233,144
      92,300   Burlington Resources, Inc. .....................        4,513,470
     266,300   Conoco, Inc., Class B...........................        8,308,560
      49,900   EOG Resources, Inc. ............................        2,240,011
      40,300   Kerr-McGee Corp. ...............................        2,807,701
     157,900   Occidental Petroleum Corp. .....................        4,732,263
     109,100   Phillips Petroleum Co. .........................        7,063,134
     103,800   Unocal Corp. ...................................        4,011,870
     132,700   USX-Marathon Group..............................        4,292,845
                                                                  --------------
                                                                      42,448,754
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               OIL - INTEGRATED INTERNATIONAL - 4.77%
     274,300   Chevron Corp. ..................................   $   26,346,515
   1,485,600   Exxon Mobil Corp. ..............................      131,847,000
     912,500   Royal Dutch Petroleum Co. ......................       55,644,250
     235,100   Texaco, Inc. ...................................       16,786,140
                                                                  --------------
                                                                     230,623,905
                                                                  --------------
               OIL - SERVICE - PRODUCTS - 0.38%
     141,900   Baker Hughes, Inc. .............................        5,590,860
      54,800   Devon Energy Corp. .............................        3,189,908
     138,000   Dynegy, Inc. ...................................        6,803,400
      57,400 * Noble Drilling Corp. ...........................        2,450,980
                                                                  --------------
                                                                      18,035,148
                                                                  --------------
               OIL - SERVICES - 0.60%
     189,100   Halliburton Co. ................................        8,838,534
      25,800   McDermott International, Inc. ..................          363,264
      62,800 * Nabors Industries, Inc. ........................        3,193,380
      40,300 * Rowan Companies, Inc. ..........................        1,206,179
     244,700   Schlumberger, Ltd. .............................       15,423,441
                                                                  --------------
                                                                      29,024,798
                                                                  --------------
               OIL/GAS PRODUCERS - 0.38%
     106,304   Anadarko Petroleum Corp. .......................        6,655,693
      52,800   Apache Corp. ...................................        3,144,240
      36,200   Sunoco, Inc. ...................................        1,411,800
     135,400   Transocean Sedco Forex, Inc. ...................        7,237,130
                                                                  --------------
                                                                      18,448,863
                                                                  --------------
               PAPER/FOREST PRODUCTS - 0.82%
      47,200   Avery Dennison Corp. ...........................        2,760,256
      24,500   Boise Cascade Corp. ............................          863,625
      96,431   Georgia-Pacific Corp.-Timber Group..............        3,418,479
     205,700   International Paper Co. ........................        7,868,025
     228,200   Kimberly-Clark Corp. ...........................       13,794,690
      44,500   Louisiana Pacific Corp. ........................          522,875
      42,400   Mead Corp. .....................................        1,229,600
      12,100   Potlatch Corp. .................................          415,998
      43,000   Westvaco Corp. .................................        1,093,920
      92,800   Weyerhaeuser Co. ...............................        5,309,088
      46,700   Willamette Industries, Inc. ....................        2,345,741
                                                                  --------------
                                                                      39,622,297
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               PHOTOGRAPHY - 0.12%
     128,300   Eastman Kodak Co. ..............................   $    6,072,439
                                                                  --------------
               POLLUTION CONTROL - 0.18%
      84,100 * Allied Waste Industries, Inc. ..................        1,419,608
     265,700   Waste Management, Inc. .........................        7,434,286
                                                                  --------------
                                                                       8,853,894
                                                                  --------------
               PUBLISHING - NEWS - 0.41%
      37,400   Dow Jones & Co., Inc. ..........................        2,085,050
     112,700   Gannett Co., Inc. ..............................        7,469,756
      31,300   Knight-Ridder, Inc. ............................        1,719,622
      69,300   New York Times Co. - Class A....................        2,916,837
     129,200   Tribune Co. ....................................        5,546,556
                                                                  --------------
                                                                      19,737,821
                                                                  --------------
               PUBLISHING/PRINTING - 0.24%
      31,000   Deluxe Corp. ...................................          859,010
      31,300   Harcourt General, Inc. .........................        1,815,400
      83,500   The McGraw-Hill Companies, Inc. ................        5,355,690
      69,400   Moody's Corp. ..................................        2,226,352
      52,200   R. R. Donnelley and Sons Co. ...................        1,581,660
                                                                  --------------
                                                                      11,838,112
                                                                  --------------
               RAILROAD - 0.38%
     167,700   Burlington Northern Santa Fe....................        5,210,439
      91,000   CSX Corp. ......................................        3,385,200
     164,300   Norfolk Southern Corp. .........................        3,642,531
     105,900   Union Pacific Corp. ............................        6,089,250
                                                                  --------------
                                                                      18,327,420
                                                                  --------------
               REAL ESTATE INVESTMENT TRUSTS -  0.06%
      82,500   Starwood Hotels & Resorts Worldwide, Inc. ......        3,120,975
                                                                  --------------
               RESTAURANTS - 0.53%
      51,300   Darden Restaurants, Inc. .......................        1,431,270
     560,400   McDonald's Corp. ...............................       16,968,912
     161,800 * Starbucks Corp. ................................        3,158,336
      62,500 * Tricon Global Resturants, Inc. .................        2,856,250
      48,600   Wendy's International, Inc. ....................        1,197,990
                                                                  --------------
                                                                      25,612,758
                                                                  --------------

--------------------------------------------------------------------------------

 10                                                   May 31, 2001
           AG STOCK INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SAVINGS & LOAN - 0.42%
      88,825   Charter One Financial, Inc. ....................   $    2,686,956
      67,600   Golden West Financial Corp. ....................        4,309,500
     373,050   Washington Mutual, Inc. ........................       13,288,041
                                                                  --------------
                                                                      20,284,497
                                                                  --------------
               SECURITIES RELATED - 1.65%
      45,700   Bear Stearns Co., Inc. .........................        2,483,795
     591,300   Charles Schwab Corp. ...........................       11,116,440
     112,900   Franklin Resources, Inc. .......................        5,024,050
     106,900   Lehman Brothers Holdings, Inc. .................        7,655,109
     345,300   Merrill Lynch & Co., Inc. ......................       22,434,141
     477,300   Morgan Stanley Dean Witter & Co. ...............       31,029,273
                                                                  --------------
                                                                      79,742,808
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 0.54%
     345,800 * Applied Materials, Inc. ........................       17,265,794
      78,800 * KLA-Tencor Corp. ...............................        4,067,656
      60,100 * Novellus Systems, Inc. .........................        2,878,790
      39,400 * QLogic Corp. ...................................        2,009,794
                                                                  --------------
                                                                      26,222,034
                                                                  --------------
               SEMICONDUCTORS - 3.60%
     145,800 * Advanced Micro Devices, Inc. ...................        4,118,850
     169,400 * Altera Corp. ...................................        4,065,600
     153,700 * Analog Devices, Inc. ...........................        6,847,335
     127,600 * Applied Micro Circuits Corp. ...................        2,305,732
           1 * Axcelis Technologies, Inc. .....................                9
     103,900 * Conexant Systems, Inc. .........................          881,072
           1 * Energizer Holdings, Inc. .......................               23
   2,876,200   Intel Corp. ....................................       77,686,162
     135,400   Linear Technology Corp. ........................        6,499,200
     153,200 * LSI Logic Corp. ................................        2,805,092
     138,100 * Maxim Integrated Products, Inc. ................        7,045,862
     253,600   Micron Technology, Inc. ........................        9,510,000
     933,500   Motorola, Inc. .................................       13,722,450
      74,500 * National Semiconductor Corp. ...................        1,975,740
      77,900   Rockwell International Corp. ...................        3,661,300
     741,200   Texas Instruments, Inc. ........................       25,289,744
      81,200 * Vitesse Semiconductor Corp. ....................        2,006,452
     141,000 * Xilinx, Inc. ...................................        5,816,250
                                                                  --------------
                                                                     174,236,873
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               TELECOMMUNICATIONS - 4.73%
     332,200 * ADC Telecommunications, Inc. ...................   $    2,551,297
     133,800   Alltel Corp. ...................................        7,759,062
      34,800 * Andrew Corp. ...................................          599,256
   1,447,500   AT&T Corp. .....................................       30,643,575
     120,800 * Avaya, Inc. ....................................        1,956,960
      60,100   CenturyTel, Inc. ...............................        1,709,244
     378,500 * Global Crossing, Ltd. ..........................        4,806,950
   1,454,600   Lucent Technologies, Inc. ......................       11,462,248
     325,600 * Nextel Communications, Inc. ....................        5,183,552
   1,359,800   Nortel Networks Corp. ..........................       18,126,134
     322,000 * QUALCOMM, Inc. .................................       19,558,280
     707,801   Qwest Communications International .............       26,004,609
     130,900 * Sanmina Corp. ..................................        3,542,154
      69,000   Scientific-Atlanta, Inc. .......................        3,623,190
     175,400 * Tellabs, Inc. ..................................        5,965,354
   1,154,752   Verizon Communications..........................       63,338,147
   1,230,400 * Worldcom, Inc. .................................       21,950,336
                                                                  --------------
                                                                     228,780,348
                                                                  --------------
               TEXTILE - PRODUCTS - 0.04%
      48,600   V. F. Corp. ....................................        2,010,096
                                                                  --------------
               TOBACCO - 1.05%
     950,300   Philip Morris Companies, Inc. ..................       48,854,924
      69,600   UST, Inc. ......................................        2,029,536
                                                                  --------------
                                                                      50,884,460
                                                                  --------------
               UTILITIES - COMMUNICATION - 2.30%
     800,200   BellSouth Corp. ................................       32,992,246
   1,446,600   SBC Communications, Inc. .......................       62,276,130
     377,900   Sprint Corp. - FON Group........................        7,675,148
     398,400 * Sprint Corp. - PCS Group........................        8,764,800
                                                                  --------------
                                                                     111,708,324
                                                                  --------------
               UTILITIES - ELECTRIC - 2.69%
     227,000 * AES Corp. ......................................       10,305,800
      52,500   Allegheny Energy, Inc. .........................        2,793,000
      58,600   Ameren Corp. ...................................        2,613,560
     137,560   American Electric Power, Inc. ..................        6,905,512
      67,900   Cinergy Corp. ..................................        2,400,265
      55,900   CMS Energy Corp. ...............................        1,658,553
      90,600   Consolidated Edison, Inc. ......................        3,546,990

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               UTILITIES - ELECTRIC - Continued
      69,400   Constellation Energy Group, Inc. ...............   $    3,282,620
     102,200   Dominion Resources, Inc. .......................        6,775,860
      73,400   DTE Energy Co. .................................        3,282,448
     327,500   Duke Energy Corp. ..............................       14,973,300
     139,200   Edison International, Inc. .....................        1,507,536
      95,300   Entergy Corp. ..................................        4,116,960
     136,137   Exelon Corp. ...................................        9,232,811
      96,400   FirstEnergy Corp. ..............................        2,954,660
      75,600   FPL Group, Inc. ................................        4,403,700
      51,900   GPU, Inc. ......................................        1,741,245
     144,631 * Mirant Corp. ...................................        5,683,995
      68,500 * Niagara Mohawk Holdings, Inc. ..................        1,198,750
      87,100   Nisource, Inc. .................................        2,726,230
     165,400   Pacific Gas & Electric Co. .....................        1,885,560
      36,200   Pinnacle West Capital Corp. ....................        1,808,190
      62,100   PPL Corp. ......................................        3,707,991
      87,800   Progress Energy, Inc. ..........................        3,735,890
      91,600   Public Service Enterprise
               Group, Inc. ....................................        4,709,156
     126,000   Reliant Energy, Inc. ...........................        5,806,080
     288,800   Southern Co. ...................................        6,798,352
     110,300   TXU Corp. ......................................        5,442,202
     145,520   Xcel Energy, Inc. ..............................        4,409,256
                                                                  --------------
                                                                     130,406,472
                                                                  --------------
               UTILITIES -
               GAS, DISTRIBUTION - 0.11%
      57,500   Keyspan Corp. ..................................        2,295,400
      61,800   Tosco Corp. ....................................        3,086,291
                                                                  --------------
                                                                       5,381,691
                                                                  --------------
               UTILITIES - GAS, PIPELINE - 0.60%
     319,100   Enron Corp. ....................................       16,883,581
      19,500   NICOR, Inc. ....................................          756,405
      12,500   ONEOK, Inc. ....................................          526,250
      15,100   Peoples Energy Corp. ...........................          594,789
      87,400   Sempra Energy...................................        2,386,020
     206,500   Williams Companies, Inc. .......................        8,136,100
                                                                  --------------
                                                                      29,283,145
                                                                  --------------
               TOTAL COMMON STOCK
               (Cost $2,878,517,182)...........................    4,812,496,575
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                   11
           AG STOCK INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

     PAR
    VALUE                                                          MARKET VALUE

--------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 0.40%
             COMMERCIAL PAPER - 0.34%
 $16,351,000 Cooper Industries, Inc.,
              4.23% due 06/01/01...............................   $   16,351,000
                                                                  --------------
             U.S. TREASURY BILLS - 0.06%
   1,750,000  3.52% due 07/12/01...............................        1,742,984
   1,125,000  3.60% due 06/14/01...............................        1,123,538
                                                                  --------------
                                                                       2,866,522
                                                                  --------------
             CERTIFICATE OF DEPOSIT - 0.00%
     174,000 State Street Bank,
              3.50% due 05/02/02...............................          174,000
                                                                  --------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $19,391,522)................................       19,391,522
                                                                  --------------
             TOTAL INVESTMENTS
             (Cost $2,897,908,704) - 99.84%....................    4,831,888,097
                                                                  --------------
             Other assets less liabilities - 0.16%.............        7,743,851
                                                                  --------------
             NET ASSETS - 100.00%..............................   $4,839,631,948
                                                                  --------------
             * Non-income producing

                                                                    UNREALIZED
 CONTRACTS                                                         APPRECIATION

--------------------------------------------------------------------------------
           FUTURES CONTRACTS PURCHASED(1)
           (Delivery month/Value at 05/31/01)
  79(2)     S&P 500 Index Futures (June 2001/$1,257)...........   $      347,800
                                                                  --------------

(1) U.S. Treasury Bills with a market value of $1,123,538 were maintained in a segregated account with a portion placed as collateral for futures contracts.
(2)  Per 250.

--------------------------------------------------------------------------------

 12                           AG MIDCAP INDEX FUND    May 31, 2001
                          Average Annual Total Return

------------------------------------------------------------------------------
    1 Year                       5 Years                      Since Inception*
------------------------------------------------------------------------------
    10.11%                       17.89%                            16.58%
------------------------------------------------------------------------------

* October 1, 1991





[CHART APPEARS HERE]


                                Top 10 Holdings

   1. Genzyme Corp-Biosurgery
      Division.................  1.13%
   2. IDEC Pharmaceuticals
      Corp. ...................  0.98%
   3. Millennium
      Pharmaceuticals, Inc. ...  0.90%
   4. SunGard Data Systems,
      Inc. ....................  0.88%
   5. Electronic Arts, Inc. ...  0.87%
   6. M&T Bank Corp ...........  0.81%
   7. IVAX Corp ...............  0.75%
   8. DST Systems, Inc ........  0.74%
   9. Waters Corp. ............  0.71%
  10. Telephone and Data
      Systems, Inc. ...........  0.69%


MANAGEMENT OVERVIEW
A discussion with VALIC

How did the Fund perform relative to its benchmark?
While it has been a bumpy ride, the S&P Midcap 400 index returned a stellar 10.92% over the past twelve months, outpacing its large cap cousin, the S&P 500, by 21.47% and even the small cap Russell 2000 by just over 5%. The Midcap Index Fund returned 10.11% after expenses. In an effort to minimize that tracking error, several management changes have been implemented which appear to be working, as evidenced by the 2001 year-to-date tracking error, before fees, of only 3 basis points.

What were the dominant portfolio themes?
The success of the midcap index versus other market segments was due primarily to its lower exposure to the technology and telecommunications sectors. Its top five performing issues, up 190% to 320%, include two retailers (Abercrombie & Fitch +320% and American Eagle Outfitters +235%), two medical issues (Bergen Brunswick +297% and Idec Pharmaceuticals +190%), and LaBranche +227%, a NYSE specialist firm. At the other end of the scale, twenty issues in the index lost over half their market value over the past twelve months.

What is your outlook for the next fiscal period?
It is anticipated that the many interest rate cuts implemented by the Federal Reserve Board this year will have their desired effect, strengthen the economy, and give a boost to the stock market. But the market still has to work off some excesses, and, although things are looking better, it is highly unlikely the market will produce the exuberant returns of the late 90's again any time soon.

--------------------------------------------------------------------------------

 May 31, 2001    AG MIDCAP INDEX FUND - SCHEDULE OF INVESTMENTS 13

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 97.61%
               ADVERTISING - 1.00%
      64,600 * Catalina Marketing Corp. .......................   $    2,157,640
      78,100   Harte-Hanks Communications......................        1,994,674
      58,300   True North Communications, Inc. ................        2,419,450
     127,200 * Westwood One, Inc. .............................        3,941,928
                                                                  --------------
                                                                      10,513,692
                                                                  --------------
               AEROSPACE/DEFENSE - 0.78%
     169,600 * SCI Systems, Inc. ..............................        4,004,256
      12,100 * Sequa Corp., Class A............................          605,484
      44,500   Teleflex, Inc. .................................        2,169,820
      62,600 * Titan Corp. ....................................        1,399,736
                                                                  --------------
                                                                       8,179,296
                                                                  --------------
               AIRLINES - 0.56%
      30,700 * Alaska Air Group, Inc. .........................          882,011
      44,400 * Atlas Air Worldwide Holdings, Inc. .............        1,112,220
      59,700   Expeditors International of Washington, Inc. ...        3,844,083
                                                                  --------------
                                                                       5,838,314
                                                                  --------------
               APPAREL & PRODUCTS - 1.33%
     114,800 * Abercrombie and Fitch Co. ......................        4,733,204
      81,000 * American Eagle Outfitters, Inc. ................        2,976,750
      56,800   Claire's Stores, Inc. ..........................        1,022,968
      50,600 * Coach, Inc. ....................................        1,773,530
      33,900 * Land's End, Inc. ...............................        1,216,332
      94,200   Ross Stores, Inc. ..............................        2,252,322
                                                                  --------------
                                                                      13,975,106
                                                                  --------------
               APPLIANCES/FURNISHINGS - 0.48%
      57,700 * Furniture Brands International, Inc. ...........        1,310,944
      88,900   Herman Miller, Inc. ............................        2,396,744
      43,800   Lancaster Colony Corp. .........................        1,359,552
                                                                  --------------
                                                                       5,067,240
                                                                  --------------
               AUTO - ORIGINAL EQUIPMENT - 0.83%
      76,200   ArvinMeritor, Inc ..............................        1,181,100
      35,200   Carlisle Companies, Inc. .......................        1,383,360
      51,400   Donaldson Co., Inc. ............................        1,494,198
      74,000 * Lear Corp. .....................................        2,581,120
      34,200   Modine Manufacturing Co. .......................          870,390
      30,000   Superior Industries International, Inc. ........        1,186,200
                                                                  --------------
                                                                       8,696,368
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               AUTO - REPLACEMENT PARTS - 0.61%
      34,800   Kaydon Corp. ...................................   $      899,232
      46,100 * SPX Corp. ......................................        5,472,070
                                                                  --------------
                                                                       6,371,302
                                                                  --------------
               BANKS - OTHER - 0.82%
     149,700   First Tennessee National Corp. .................        5,329,320
     286,000   Sovereign Bancorp, Inc. ........................        3,240,380
                                                                  --------------
                                                                       8,569,700
                                                                  --------------
               BANKS - REGIONAL - 7.39%
      77,640   Associated Banc-Corp. ..........................        2,690,226
     168,300   Banknorth Group, Inc. ..........................        3,418,173
      55,500   City National Corp. ............................        2,365,965
     140,500   Compass Bancshares, Inc. .......................        3,425,390
      53,600   First Virginia Banks, Inc. .....................        2,467,744
     102,000   FirstMerit Corp. ...............................        2,580,600
      49,100   Greater Bay Bancorp ............................        1,276,109
     117,400   GreenPoint Financial Corp. .....................        4,460,026
     184,300   Hibernia Corp., Class A.........................        3,000,404
     112,400   M&T Bank Corp. .................................        8,491,820
     119,600   Marshall & Ilsley Corp. ........................        6,111,560
      81,300   Mercantile Bankshares Corp. ....................        3,167,448
     238,725   National Commerce Bancorp ......................        5,801,018
     190,300   North Fork Bancorp., Inc. ......................        5,431,162
      92,700   Pacific Century Financial Corp. ................        2,286,909
      56,700   Provident Financial Group, Inc. ................        1,858,059
      71,500   Roslyn Bancorp, Inc. ...........................        1,874,730
      56,800 * Silicon Valley Bancshares.......................        1,570,520
      93,400   TCF Financial Corp. ............................        3,912,526
      56,800   Webster Financial Corp. ........................        1,777,840
      42,400   Westamerica Bancorporation......................        1,619,680
      37,600   Wilmington Trust Corp. .........................        2,401,136
     101,100   Zions Bancorporation............................        5,473,554
                                                                  --------------
                                                                      77,462,599
                                                                  --------------
               BEVERAGE - BREWERS/DISTRIBUTORS - 0.27%
     185,000   Pepsiamericas, Inc. ............................        2,808,300
                                                                  --------------
               BROADCASTING - 1.22%
     132,100   A.H. Belo Corp. ................................        2,574,629
      40,703 * Chris-Craft Industries, Inc. ...................        2,828,451
      54,600 * Emmis Communications Corp., Class A.............        1,688,778
      52,600 * Entercom Communications Corp. ..................        2,575,822
     126,600 * Hispanic Broadcasting Corp. ....................        3,133,350
                                                                  --------------
                                                                      12,801,030
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BUILDING MATERIALS - 0.84%
      44,100   Fastenal Co. ...................................   $    2,959,551
      70,000   HON Industries, Inc. ...........................        1,768,900
      54,400   Martin Marietta Materials, Inc. ................        2,685,728
     118,800   RPM, Inc. ......................................          981,288
      50,400   USG Corp. ......................................          421,344
                                                                  --------------
                                                                       8,816,811
                                                                  --------------
               CHEMICAL - MAJOR - 0.41%
      53,300   Albemarle Corp. ................................        1,220,570
      30,400   Borg Warner, Inc. ..............................        1,375,600
     120,200   Solutia, Inc. ..................................        1,716,456
                                                                  --------------
                                                                       4,312,626
                                                                  --------------
               CHEMICAL - MISCELLANEOUS -  1.59%
      78,800 * Airgas, Inc. ...................................          811,640
      27,700 * Cabot Microelectronics Corp. ...................        1,780,002
     130,900   Crompton Corp. .................................        1,417,647
      46,700 * Cytec Industries, Inc. .........................        1,650,845
      39,800   Ferro Corp. ....................................          853,710
      16,400   H.B. Fuller Co. ................................          748,824
      60,500   Lubrizol Corp. .................................        1,877,315
     136,600   Lyondell Chemical Co. ..........................        2,260,730
      23,600   Minerals Technologies, Inc. ....................          953,440
       6,200   NCH Corp. ......................................          334,986
      51,100   Olin Corp. .....................................          961,191
      34,900   Rollins, Inc. ..................................          657,865
      33,900   Schulman, A., Inc. .............................          431,547
      56,500   Valspar Corp. ..................................        1,933,995
                                                                  --------------
                                                                      16,673,737
                                                                  --------------
               CONGLOMERATES - 0.63%
      47,000   Alexander & Baldwin, Inc. ......................        1,100,740
      57,700 * Covanta Energy Corp. ...........................        1,256,129
     110,300   Dial Corp. .....................................        1,527,655
     107,200   Viad Corp. .....................................        2,706,800
                                                                  --------------
                                                                       6,591,324
                                                                  --------------
               CONSUMER FINANCE - 0.96%
      93,000 * AmeriCredit Corp. ..............................        4,854,600
     126,200   SEI Investments Co. ............................        5,143,912
                                                                  --------------
                                                                       9,998,512
                                                                  --------------
               CONTAINERS - PAPER - 0.28%
     115,700   Sonoco Products Co. ............................        2,932,995
                                                                  --------------

--------------------------------------------------------------------------------

 14                                                   May 31, 2001
           AG MIDCAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               DRUGS - 6.53%
      61,100 * AmeriSource Health Corp., Class A...............   $    3,526,081
      41,100 * Barr Laboratories, Inc. ........................        2,929,197
     157,100   Bergen Brunswig Corp., Class A..................        3,236,260
      52,600   Carter-Wallace, Inc. ...........................        1,007,290
      63,300 * COR Therapeutics, Inc. .........................        2,195,244
      67,200 * Covance, Inc. ..................................        1,234,464
     110,300 * Genzyme Corp-Biosurgery Division................       11,795,482
      92,500   ICN Pharmaceuticals, Inc. ......................        2,796,275
     166,600 * IDEC Pharmaceuticals Corp. .....................       10,262,560
      74,600 * Incyte Genomics, Inc. ..........................        1,583,012
     231,625 * IVAX Corp. .....................................        7,805,763
     247,000 * Millennium Pharmaceuticals, Inc. ...............        9,427,990
     145,200   Mylan Laboratories, Inc. .......................        4,618,812
      90,200 * Sepracor, Inc. .................................        3,005,464
      68,600 * Vertex Pharmaceuticals, Inc. ...................        3,014,284
                                                                  --------------
                                                                      68,438,178
                                                                  --------------
               ELECTRICAL EQUIPMENT - 0.67%
      37,400   AMETEK, Inc. ...................................          996,710
      68,900   Hubbell Inc., Class B...........................        1,987,765
     101,800 * Kemet Corp. ....................................        1,868,030
      47,900 * Plexus Corp. ...................................        1,446,101
      52,500 * UCAR International, Inc. .......................          669,375
                                                                  --------------
                                                                       6,967,981
                                                                  --------------
               ELECTRONIC EQUIPMENT - 0.05%
      44,300 * Antec Corp. ....................................          517,424
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 3.10%
     114,100 * Arrow Electronics, Inc. ........................        2,873,038
      59,600 * Commscope, Inc. ................................        1,407,156
      31,500 * DSP Group, Inc. ................................          567,945
      86,200 * Gentex Corp. ...................................        2,698,060
      41,000 * Imation Corp. ..................................          895,030
     124,200   Integrated Device Technology, Inc. .............        4,550,688
     124,800   Lattice Semiconductor Corp. ....................        2,715,648
      60,200   Pittston Brink's Group .........................        1,414,700
      49,500 * Sawtek, Inc. ...................................          987,525
      78,100 * Semtech Corp. ..................................        2,102,452
      91,300 * Sensormatic Electronics Corp. ..................        1,437,975
     160,300 * Vishay Intertechnology, Inc. ...................        3,302,180
     150,300 * Waters Corp. ...................................        7,466,904
                                                                  --------------
                                                                      32,419,301
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               ENTERTAINMENT - 0.61%
      39,500 * GTECH Holdings Corp. ...........................   $    1,473,745
      61,800   International Speedway Corp. ...................        2,711,166
      88,600 * Mandalay Resort Group ..........................        2,240,694
                                                                  --------------
                                                                       6,425,605
                                                                  --------------
               FERTILIZERS - 0.14%
     133,400   IMC Global, Inc. ...............................        1,479,406
                                                                  --------------
               FINANCIAL SERVICES - 1.50%
      61,800   Allmerica Financial Corp. ......................        3,377,370
      36,600 * Investment Technology Group.....................        1,848,300
      64,300   Leucadia National Corp. ........................        2,141,190
      29,800 * NCO Group, Inc. ................................          864,796
      56,700   Neuberger Berman, Inc. .........................        4,416,930
      97,300   Waddell & Reed Financial, Inc. .................        3,027,976
                                                                  --------------
                                                                      15,676,562
                                                                  --------------
               FOODS - 2.33%
      41,300   Dean Foods Co. .................................        1,660,260
      64,900   Dole Food Co., Inc. ............................        1,004,652
      32,800   Dreyer's Grand Ice Cream, Inc. .................          947,920
     161,000   Hormel Foods Corp. .............................        3,797,990
     122,700   IBP, Inc. ......................................        2,306,760
      58,600   Interstate Bakeries Corp. ......................          876,070
      33,600   Lance, Inc. ....................................          388,752
      79,600   McCormick & Co., Inc. ..........................        3,215,840
      56,700   Sensient Technologies Corp. ....................        1,078,434
      28,100   Smucker, J.M. Co. ..............................          703,062
      31,600 * Suiza Foods Corp. ..............................        1,641,620
      57,200   Tootsie Roll Industries, Inc. ..................        2,580,864
      42,800   Trinity Industries, Inc. .......................          956,580
     258,400   Tyson Foods, Inc., Class A......................        3,292,016
                                                                  --------------
                                                                      24,450,820
                                                                  --------------
               FOOTWEAR - 0.17%
      25,500 * Payless ShoeSource, Inc. .......................        1,731,195
                                                                  --------------
               FREIGHT - 0.65%
      55,800   Airborne Freight Corp. .........................          607,662
      98,200   C. H. Robinson Worldwide, Inc. .................        2,931,270
      54,300 * EGL, Inc. ......................................        1,083,828
      40,900 * J.B. Hunt Transport Services, Inc. .............          821,681
      39,500   Overseas Shipholding Group, Inc. ...............        1,382,105
                                                                  --------------
                                                                       6,826,546
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HEALTHCARE - 3.02%
     122,500 * Apogent Technologies, Inc. .....................   $    2,981,650
      61,100 * Apria Healthcare Group, Inc. ...................        1,564,160
      68,200 * Edwards Lifesciences Corp. .....................        1,580,194
      55,300 * First Health Group Corp. .......................        2,776,060
     283,100 * Health Management Associates, Inc. .............        5,027,856
     142,300 * Health Net, Inc. ...............................        2,739,275
      60,500 * Lincare Holdings, Inc. .........................        3,511,420
     107,100   Omnicare, Inc. .................................        2,244,816
     114,300 * Oxford Health Plans, Inc. ......................        3,136,392
      39,700 * PacifiCare Health Systems, Inc. ................          703,484
      79,700 * Steris Corp. ...................................        1,378,810
      43,700 * Trigon Healthcare, Inc. ........................        2,490,463
      70,700 * VISX, Inc. .....................................        1,474,095
                                                                  --------------
                                                                      31,608,675
                                                                  --------------
               HEAVY DUTY TRUCKS/PARTS - 0.17%
      24,000   Bandag, Inc. ...................................          631,200
      52,700   Federal Signal Corp. ...........................        1,186,277
                                                                  --------------
                                                                       1,817,477
                                                                  --------------
               HOME BUILDERS - 0.23%
     160,000   Clayton Homes, Inc. ............................        2,353,600
                                                                  --------------
               HOSPITAL MANAGEMENT - 0.18%
      74,613 * Triad Hospitals, Inc. ..........................        1,842,941
                                                                  --------------
               HOSPITAL SUPPLIES - 1.19%
      69,100   Beckman Coulter, Inc. ..........................        2,608,525
      59,900   DENTSPLY International, Inc. ...................        2,637,996
      72,600   Hillenbrand Industries, Inc. ...................        3,743,982
      75,000 * MiniMed, Inc. ..................................        3,507,750
                                                                  --------------
                                                                      12,498,253
                                                                  --------------
               HOUSEHOLD PRODUCTS - 0.11%
      44,800   Church & Dwight Co., Inc. ......................        1,140,160
                                                                  --------------
               HUMAN RESOURCES - 0.51%
      41,500   Kelly Services, Inc., Class A...................          971,930
      43,500 * Korn/Ferry International........................          941,775
      88,000   Manpower, Inc. .................................        2,816,000
     112,200 * Modis Professional Services, Inc. ..............          640,662
                                                                  --------------
                                                                       5,370,367
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                   15
           AG MIDCAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               INFORMATION PROCESSING - 7.14%
     103,700 * Acxiom Corp. ..................................   $    1,757,715
      35,900 * Advent Software, Inc. .........................        2,342,834
      58,100   Affiliated Computer Services, Inc., Class A....        4,197,725
      66,600   BISYS Group, Inc. .............................        3,404,592
     101,400 * CDW Computer Centers, Inc. ....................        4,041,804
      70,800 * ChoicePoint, Inc. .............................        2,725,800
      61,000   CSG Systems International, Inc. ...............        3,676,470
      83,100   Diebold, Inc. .................................        2,541,198
     154,600   Electronic Arts, Inc. .........................        9,104,394
     103,100   Galileo International, Inc. ...................        2,864,118
     102,500   Jack Henry & Associates, Inc. .................        2,987,875
      44,700   Infocus Corp. .................................          755,430
      80,100   Keane, Inc. ...................................        1,514,691
     101,500   Legato Systems, Inc. ..........................        1,517,425
      75,000   Mentor Graphics Corp. .........................        1,972,500
      99,000 * Micrel, Inc. ..................................        3,021,480
      58,900   National Instruments Corp. ....................        2,126,290
      75,900   NOVA Corp. ....................................        2,308,119
      66,400 * Quanta Services, Inc. .........................        2,249,632
     106,600   Reynolds and Reynolds Co., Class A.............        2,393,170
      78,200   Sandisk Corp. .................................        1,833,790
     120,900   Storage Technology Corp. ......................        1,807,455
      41,300   Structural Dynamic Research Corp. .............          999,873
     115,200 * Sybase, Inc. ..................................        1,791,360
      47,000   Sykes Enterprises, Inc. .......................          361,900
      87,900   Symantec Corp. ................................        6,209,256
      62,500   Tech Data Corp. ...............................        1,876,250
      42,200   Transaction Systems Architects, Inc., Class
               A .............................................          485,300
      86,400   Wind River Systems, Inc. ......................        1,945,728
                                                                 --------------
                                                                     74,814,174
                                                                 --------------
               INFORMATION PROCESSING - BUSINESS SOFTWARE -
               1.35%
     145,100 * DST Systems, Inc. .............................        7,712,065
     325,100 * Informix Corp. ................................        1,527,970
      57,700 * Macrovision Corp. .............................        2,982,513
      55,600 * Retek, Inc. ...................................        1,946,556
                                                                 --------------
                                                                     14,169,104
                                                                 --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               INFORMATION PROCESSING - COMPUTER HARDWARE -
               0.27%
      45,100 * MIPS Technologies, Inc. .......................   $      740,542
     175,700 * Quantum Corp. - DLT & Storage Systems..........        2,106,643
                                                                 --------------
                                                                      2,847,185
                                                                 --------------
               INFORMATION PROCESSING - COMPUTER SERVICES -
               2.14%
     169,300 * Ceridian Corp. ................................        3,233,630
      88,600 * Checkfree Holdings Corp. ......................        3,434,136
     100,400 * Gartner, Inc., Class B.........................          858,420
     236,200 * Rationale Software Corp. ......................        5,692,420
     154,500 * SunGard Data Systems, Inc. ....................        9,189,660
                                                                 --------------
                                                                     22,408,266
                                                                 --------------
               INFORMATION PROCESSING - CONSUMER SOFTWARE -
               1.33%
     285,700   Cadence Design Systems, Inc. ..................        6,042,555
      68,400 * Macromedia, Inc. ..............................        1,523,952
     160,000 * Networks Associates, Inc. .....................        2,323,200
      70,600 * Synopsys, Inc. ................................        4,015,728
                                                                 --------------
                                                                     13,905,435
                                                                 --------------
               INFORMATION PROCESSING - DATA SERVICES - 0.89%
      93,200 * Dun & Bradstreet Corp. ........................        2,514,536
      78,900   Nvidia Corp. ..................................        6,754,629
                                                                 --------------
                                                                      9,269,165
                                                                 --------------
               INFORMATION PROCESSING - NETWORKING - 0.32%
     395,400 * 3Com Corp. ....................................        2,198,424
      50,700 * Avocent Corp. .................................        1,109,316
                                                                 --------------
                                                                      3,307,740
                                                                 --------------
               INSURANCE - CASUALTY - 0.71%
      77,050   American Financial Group, Inc. ................        2,164,335
      53,300   Everest Re Group, Ltd. ........................        3,619,070
      68,200   HCC Insurance Holdings, Inc. ..................        1,690,678
                                                                 --------------
                                                                      7,474,083
                                                                 --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INSURANCE - LIFE - 0.20%
      58,200   Mony Group, Inc. ...............................   $    2,138,850
                                                                  --------------
               INSURANCE - MISCELLANOUS - 1.31%
      91,500   Gallagher, Arthur J & Co. ......................        2,516,250
      69,800   Ohio Casualty Corp. ............................          605,864
      51,400   PMI Group, Inc. ................................        3,587,720
      75,000   Protective Life Corp. ..........................        2,469,750
      53,800   Radian Group, Inc. .............................        4,567,620
                                                                  --------------
                                                                      13,747,204
                                                                  --------------
               INSURANCE - MULTILINE - 0.76%
      47,100   Horace Mann Educators Corp. ....................          996,636
     136,900   Old Republic International Corp. ...............        3,864,687
      78,600   Unitrin, Inc. ..................................        3,061,470
                                                                  --------------
                                                                       7,922,793
                                                                  --------------
               LEISURE TIME - 0.88%
      86,200   Callaway Golf Co. ..............................        1,957,602
      85,200 * International Game Technology ..................        5,235,540
      91,500 * Six Flags, Inc .................................        2,058,750
                                                                  --------------
                                                                       9,251,892
                                                                  --------------
               LODGING - 0.41%
           1   Deltic Timber Corp. ............................               26
     345,600 * Park Place Entertainment........................        4,313,088
                                                                  --------------
                                                                       4,313,114
                                                                  --------------
               MACHINE TOOLS - 0.54%
     109,300 * Gilead Sciences, Inc. ..........................        5,656,275
                                                                  --------------
               MACHINERY - AGRICULTURE - 0.07%
      83,000   AGCO Corp. .....................................          717,950
                                                                  --------------
               MACHINERY - CONSTRUCTION & CONTRACTS - 0.78%
      47,550   Granite Construction, Inc. .....................        1,295,738
      30,700 * Jacobs Engineering Group, Inc. .................        2,290,220
      73,300   Lennar Corp. ...................................        2,712,100
      81,700 * United Rentals, Inc. ...........................        1,884,819
                                                                  --------------
                                                                       8,182,877
                                                                  --------------

--------------------------------------------------------------------------------

 16                                                   May 31, 2001
           AG MIDCAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MACHINERY - INDUSTRIAL/ SPECIALTY - 1.69%
      35,700 * Albany International Corp. - Class A............   $      789,684
      80,600 * American Standard Companies, Inc. ..............        5,370,378
      43,500 * Flowserve Corp. ................................        1,306,305
      41,000   Newport News Shipbuilding, Inc. ................        2,621,130
      37,800   Nordson Corp. ..................................          962,010
      32,600   Stewart & Stevenson Services, Inc. .............          948,660
      21,900   Tecumseh Products Co. - Class A.................        1,140,114
      64,900   Tidewater, Inc. ................................        3,044,459
      44,200   York International Corp. .......................        1,558,050
                                                                  --------------
                                                                      17,740,790
                                                                  --------------
               MEDICAL TECHNOLOGY - 0.99%
      50,300 * Protein Design Labs, Inc. ......................        3,732,763
      53,700 * Quest Diagnostics, Inc. ........................        6,637,857
                                                                  --------------
                                                                      10,370,620
                                                                  --------------
               MERCHANDISE - DRUG - 0.53%
      45,100 * Express Scripts, Inc., Class A..................        4,353,954
      85,400 * Perrigo Co. ....................................        1,189,622
                                                                  --------------
                                                                       5,543,576
                                                                  --------------
               MERCHANDISE - SPECIALTY - 0.96%
      75,000 * Barnes & Noble, Inc. ...........................        2,411,250
      84,100 * BJ's Wholesale Club, Inc. ......................        4,099,875
      68,500 * Sotheby's Holdings, Inc., Class A...............        1,315,885
      66,000 * Williams-Sonoma, Inc. ..........................        2,222,880
                                                                  --------------
                                                                      10,049,890
                                                                  --------------
               MERCHANDISING - DEPARTMENT -  0.64%
      54,700   Blyth, Inc. ....................................        1,343,979
      91,400 * Borders Group, Inc. ............................        1,669,878
      55,300 * Neiman Marcus Group, Inc., Class A..............        1,838,725
     164,500 * Saks, Inc. .....................................        1,898,330
                                                                  --------------
                                                                       6,750,912
                                                                  --------------
               MERCHANDISING - FOODS - 0.08%
      53,800   Ruddick Corp. ..................................          811,304
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISING - MASS - 0.84%
     125,400 * Dollar Tree Stores, Inc. .......................   $    3,232,812
     199,100   Family Dollar Stores, Inc. .....................        5,534,980
                                                                  --------------
                                                                       8,767,792
                                                                  --------------
               METALS - MISCELLANEOUS - 0.37%
      35,400   Kennametal, Inc. ...............................        1,243,602
      59,500   Precision Castparts Corp. ......................        2,663,815
                                                                  --------------
                                                                       3,907,417
                                                                  --------------
               METALS - STEEL - 0.39%
     125,100   AK Steel Holding Corp. .........................        1,675,089
      25,600   Carpenter Technology Corp. .....................          755,200
      46,400   Harsco Corp. ...................................        1,266,720
      28,800   Ryerson Tull, Inc. .............................          377,280
                                                                  --------------
                                                                       4,074,289
                                                                  --------------
               MISCELLANEOUS - 0.22%
      94,970 * Polycom, Inc. ..................................        2,355,256
                                                                  --------------
               NATURAL GAS - DIVERSIFIED - 0.66%
      68,700 * Hanover Compressor Co. .........................        2,541,213
      93,600   Questar Corp. ..................................        2,900,664
      37,700   Western Gas Resources, Inc. ....................        1,436,370
                                                                  --------------
                                                                       6,878,247
                                                                  --------------
               OIL - INTEGRATED DOMESTIC - 0.13%
      91,400   Pennzoil-Quaker State Co. ......................        1,384,710
                                                                  --------------
               OIL - INTEGRATED
               INTERNATIONAL - 0.42%
      52,400   Murphy Oil Corp. ...............................        4,404,220
                                                                  --------------
               OIL - SERVICE - PRODUCTS - 2.66%
      95,400 * BJ Services Co. ................................        7,155,000
      62,700 * Cooper Cameron Corp. ...........................        4,343,856
     126,200 * Grant Prideco, Inc. ............................        2,842,024
     194,700   Ocean Energy, Inc. .............................        3,699,300
     109,798 * Varco International, Inc. ......................        2,645,034
     127,700 * Weatherford International, Inc. ................        7,198,449
                                                                  --------------
                                                                      27,883,663
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               OIL - SERVICES - 1.59%
     161,000   ENSCO International, Inc. ......................   $    5,185,810
     204,600 * Global Marine, Inc. ............................        5,247,990
      65,900 * Marine Drilling Companies, Inc. ................        1,713,400
      58,600 * Smith International, Inc. ......................        4,553,220
                                                                  --------------
                                                                      16,700,420
                                                                  --------------
               OIL/GAS PRODUCERS - 2.03%
      77,100   Cabot Corp. ....................................        2,892,021
      37,800   Equitable Resources, Inc. ......................        2,804,760
      58,200   Helmerich & Payne, Inc. ........................        2,301,228
      65,000   Noble Affiliates, Inc. .........................        2,698,150
     114,400 * Pioneer Natural Resources Corp. ................        2,413,840
     101,100   Ultramar Diamond Shamrock Corp. ................        5,070,165
      70,900   Valero Energy Corp. ............................        3,125,981
                                                                  --------------
                                                                      21,306,145
                                                                  --------------
               PAPER/FOREST PRODUCTS - 1.11%
      58,200   Bowater, Inc. ..................................        2,805,240
      93,500   Georgia-Pacific Corp. - Timber Group............        3,010,700
      49,300   Glatfelter, P.H. Co. ...........................          756,755
      59,700   Longview Fibre Co. .............................          791,025
      56,500   Pentair Inc. ...................................        2,028,350
      31,500   Rayonier, Inc. .................................        1,409,310
      59,600   Wausau-Mosinee Paper Corp. .....................          804,600
                                                                  --------------
                                                                      11,605,980
                                                                  --------------
               PUBLISHING - NEWS - 1.23%
      50,800   Lee Enterprises, Inc. ..........................        1,657,604
      26,500   Media General, Inc., Class A....................        1,298,500
     119,700   Reader's Digest Association, Inc., Class A .....        3,496,437
      11,000   Washington Post Co., Class B....................        6,405,300
                                                                  --------------
                                                                      12,857,841
                                                                  --------------
               PUBLISHING/PRINTING - 0.68%
      28,600   Banta Corp. ....................................          800,800
      33,500   Houghton Mifflin Co. ...........................        1,827,760
      40,500 * Scholastic Corp. ...............................        1,617,975
      62,200 * Valassis Communications, Inc. ..................        2,117,910
      47,000   Wallace Computer Services, Inc. ................          805,580
                                                                  --------------
                                                                       7,170,025
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                   17
           AG MIDCAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               RAILROAD - 0.30%
      55,500   GATX Corp. .....................................   $    2,235,540
      53,900 * Wisconsin Central Transport Corp. ..............          893,123
                                                                  --------------
                                                                       3,128,663
                                                                  --------------
               REAL ESTATE INVESTMENT TRUSTS - 0.16%
      73,000 * Indymac Mortgage Holdings, Inc. ................        1,697,250
                                                                  --------------
               RESTAURANTS - 0.79%
      40,400   Bob Evans Farms, Inc. ..........................          691,244
     115,200 * Brinker International, Inc. ....................        2,828,160
      68,500   CBRL Group, Inc. ...............................        1,108,141
      29,000   Lone Star Steakhouse &
               Saloon, Inc. ...................................          376,130
      89,200 * Outback Steakhouse, Inc. .......................        2,542,200
      26,700 * Papa Johns International, Inc...................          682,719
                                                                  --------------
                                                                       8,228,594
                                                                  --------------
               SAVINGS & LOAN - 1.17%
      58,000   Astoria Financial Corp. ........................        3,242,200
     126,100   Dime Bancorp, Inc. .............................        4,451,330
     156,800   Golden State Bancorp, Inc. .....................        4,576,992
                                                                  --------------
                                                                      12,270,522
                                                                  --------------
               SCHOOLS - 0.77%
     132,800 * Apollo Group, Inc., Class A.....................        4,513,872
      81,000 * DeVry, Inc. ....................................        2,705,400
      43,300 * Sylvan Learning Systems, Inc. ..................          801,050
                                                                  --------------
                                                                       8,020,322
                                                                  --------------
               SECURITIES RELATED - 1.43%
      93,300   A.G. Edwards, Inc. .............................        3,967,116
     369,800 * E*TRADE Group, Inc. ............................        2,773,500
      34,900   Investors Financial Services....................        2,273,037
      65,300 * LaBranche & Co. Inc. ...........................        2,619,836
      72,400   Legg Mason, Inc. ...............................        3,312,300
                                                                  --------------
                                                                      14,945,789
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 0.84%
     142,500 * LAM Research Corp. .............................        3,935,850
     151,500 * Microchip Technology, Inc. .....................        3,476,925
      41,600   Newport Corp. ..................................        1,340,768
                                                                  --------------
                                                                       8,753,543
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SEMICONDUCTORS - 2.35%
     541,800 * Atmel Corp. ....................................   $    6,013,980
     107,300   Avnet, Inc. ....................................        2,643,872
      91,800 * Cirrus Logic, Inc. .............................        1,817,640
      62,500 * Credence Systems Corp. .........................        1,336,250
     152,800 * Cypress Semiconductor Corp. ....................        3,231,720
     106,600 * Energizer Holdings, Inc. .......................        2,457,130
      72,400 * International Rectifier Corp. ..................        4,348,344
      96,000 * TranSwitch Corp. ...............................        1,209,600
      91,200 * Triquint Semiconductor, Inc. ...................        1,608,768
                                                                  --------------
                                                                      24,667,304
                                                                  --------------
               TELECOMMUNICATIONS - 1.82%
      45,900 * Adtran, Inc. ...................................        1,168,155
      93,700 * Advanced Fibre Communications...................        1,735,324
      48,900 * Dycom Industries, Inc. .........................          792,180
      76,500   Harris Corp. ...................................        2,174,130
      44,170 * L-3 Communications Holdings, Inc. ..............        3,909,045
      55,300 * MasTec, Inc. ...................................          888,671
      57,100 * Plantronics, Inc. ..............................        1,237,928
      73,500 * Powerwave Technologies, Inc. ...................          999,600
      64,600 * Price Communications Co. .......................        1,193,808
     189,600 * RF Micro Devices, Inc. .........................        4,944,768
                                                                  --------------
                                                                      19,043,609
                                                                  --------------
               TEXTILE - PRODUCTS - 0.84%
     138,700 * Jones Apparel Group, Inc. ......................        6,130,540
      60,900 * Mohawk Industries, Inc. ........................        1,950,627
      62,400 * Unifi, Inc. ....................................          486,720
      57,500   WestPoint Stevens Inc., Class A.................          229,425
                                                                  --------------
                                                                       8,797,312
                                                                  --------------
               TOBACCO - 0.79%
     118,600   RJ Reynolds Tobacco Holdings....................        7,054,328
      31,600   Universal Corp. ................................        1,258,312
                                                                  --------------
                                                                       8,312,640
                                                                  --------------
               TRUCKERS - 0.29%
      56,500   CNF Inc. .......................................        1,800,090
      73,500 * Swift Transportation Co., Inc. .................        1,289,925
                                                                  --------------
                                                                       3,090,015
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               UTILITIES - COMMUNICATION - 1.28%
     251,200 * Broadwing, Inc. ................................   $    6,202,127
      68,300   Telephone and Data Systems, Inc. ...............        7,205,650
                                                                  --------------
                                                                      13,407,777
                                                                  --------------
               UTILITIES - ELECTRIC - 5.83%
      95,200   Allete..........................................        2,257,192
      91,800   Alliant Energy Corp. ...........................        2,822,850
      30,100   Black Hills Corp. ..............................        1,652,490
      52,200   Cleco Corp. ....................................        1,213,650
     103,000   Conectiv, Inc. .................................        2,317,500
     148,500   DPL, Inc. ......................................        4,276,800
      65,000   DQE, Inc. ......................................        1,552,850
     136,500   Energy East Corp. ..............................        2,781,870
      38,200   Hawaiian Electric Industries, Inc. .............        1,416,074
      43,500   Idacorp, Inc. ..................................        1,683,450
      71,900   Kansas City Power & Light Co. ..................        1,805,409
     122,800   Montana Power Co. ..............................        1,571,840
     166,900   Northeast Utilities.............................        3,211,156
      61,600   NSTAR...........................................        2,603,832
      90,500   OGE Energy Corp. ...............................        1,991,905
     129,400   Potomac Electric Power Co. .....................        2,867,504
      45,500   Public Service Co. of New Mexico................        1,645,735
      99,500   Puget Sound Energy, Inc. .......................        2,381,035
     121,700   Scana Corp. ....................................        3,492,790
      91,200   Sierra Pacific Resources........................        1,404,480
     155,100   TECO Energy, Inc. ..............................        4,978,710
     128,300   UtiliCorp United, Inc. .........................        4,627,781
      81,300   Western Resources, Inc. ........................        1,707,300
      54,000   WGL Holdings, Inc. .............................        1,511,460
     140,600   Wisconsin Energy Corp. .........................        3,275,980
                                                                  --------------
                                                                      61,051,643
                                                                  --------------
               UTILITIES -
               GAS, DISTRIBUTION - 0.86%
      63,000   AGL Resources, Inc. ............................        1,480,500
      45,900   National Fuel Gas Co. ..........................        2,623,644
      93,700   National-Oilwell, Inc. .........................        3,232,650
      77,700   Vectren Corp. ..................................        1,716,392
                                                                  --------------
                                                                       9,053,186
                                                                  --------------

--------------------------------------------------------------------------------

 18                                                   May 31, 2001
           AG MIDCAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
             UTILITIES - MISCELLANEOUS - 0.27%
      76,400 MDU Resources Group, Inc. ........................   $    2,788,600
                                                                  --------------
             WATER SERVICES - 0.34%
     114,400 American Water Works Co., Inc. ...................        3,512,080
                                                                  --------------
             TOTAL COMMON STOCK
             (Cost $956,330,422)...............................    1,022,631,496
                                                                  --------------
     PAR
    VALUE
 -----------

             SHORT-TERM INVESTMENTS - 2.31%
             COMMERCIAL PAPER - 2.09%
 $12,540,000 Cooper Industries, Inc.,
              4.22% due 06/01/01...............................       12,540,000
   2,389,000 Salomon Smith Barney Holdings, Inc.,
              3.95% due 06/01/01...............................        2,389,000
   7,008,000 Wal-Mart Stores, Inc.,
              4.12% due 06/06/01...............................        7,003,989
                                                                  --------------
                                                                      21,932,989
                                                                  --------------
             U.S. TREASURY BILLS  - 0.22%
     135,000  3.61% due 07/05/01...............................          134,539
     555,000  3.60% due 06/14/01...............................          554,275
     400,000  3.58% due 06/21/01...............................          399,202
      15,000  3.58% due 07/05/01...............................           14,949
     925,000  3.52% due 07/12/01...............................          921,291
     300,000  3.44% due 07/12/01...............................          298,823
                                                                  --------------
                                                                       2,323,079
                                                                  --------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $24,256,068)................................       24,256,068
                                                                  --------------
             TOTAL INVESTMENTS
             (Cost $980,586,490) - 99.92%......................    1,046,887,564
                                                                  --------------
             Other assets less liabilities - 0.08%.............          792,517
                                                                  --------------
             NET ASSETS - 100.00%..............................   $1,047,680,081
                                                                  --------------
             *Non-income producing

                                                                   UNREALIZED
CONTRACTS                                                         APPRECIATION

-------------------------------------------------------------------------------
      FUTURES CONTRACTS PURCHASED(1)
      (Delivery month/Value at 05/31/01)
 96(2)  MidCap 400 Index Futures
        (June 2001/$522)....................................     $    1,743,000
                                                                 --------------

(1) U.S. Treasury Bills with a market value of $1,386,839 were maintained in a segregated account with a portion placed as collateral for futures contracts.
(2)  Per 500.

--------------------------------------------------------------------------------

 May 31, 2001               AG SMALL CAP INDEX FUND             19
                          Average Annual Total Return

-----------------------------------------------------------------------------
  1 Year                        5 Years                      Since Inception*
-----------------------------------------------------------------------------
  5.23%                          8.10%                            11.51%

* May 1, 1992



[CHART APPEARS HERE]


                                Top 10 Holdings

   1. AmeriCredit Corp. .......   0.44%
   2. Abercrombie and Fitch
      Co. .....................   0.41%
   3. Caremark Rx, Inc. .......   0.40%
   4. AmeriSource Health Corp.,
      Class A .................   0.33%
   5. Enzon, Inc. .............   0.31%
   6. Bergen Brunswig Corp.,
      Class A .................   0.30%
   7. Invitrogen Corp. ........   0.28%
   8. Laboratory Corp. of
      America .................   0.27%
   9. Astoria Financial
      Corp. ...................   0.26%
  10. Cross Timbers Oil Co. ...   0.26%


MANAGEMENT OVERVIEW
A discussion with VALIC

How did the Fund perform relative to its benchmark?
The Russell 2000 Small Cap Index did better than the Large Cap S&P 500 but not as well as the S&P Midcap 400 over the past twelve months, returning 5.69%. The Small Cap Index Fund, after expenses, had a return of 5.23%.

What were the dominant portfolio themes?
The Russell index benefited from a lower exposure to technology than some of the larger cap indices (the technology sector of the index was down over 45%) and an obviously larger exposure to small stocks. Energy, consumer staples, health care, and financial service groups led the index, all returning better than 20%. In fact, only two (utilities and technology) of Bloomberg's twelve industry groups in this index had negative returns for the period.

What is your outlook for the next fiscal period?
Clearly as the decline in technology abates and the effects of the Federal Reserve's interest rate cuts begin to be felt, this index should continue its upward trend. However, the exuberant returns of the late 90's are a thing of the past which will not be repeated any time soon.

--------------------------------------------------------------------------------

 20                                                   May 31, 2001
               AG SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 95.32%
               ADVERTISING - 0.26%
       4,439 * ADVO, Inc. .....................................   $      144,311
       5,101 * Csfbdirect......................................           25,352
       4,938 * Direct Focus ...................................          164,781
         207   Grey Global Group, Inc. ........................          138,690
      14,884 * HA-LO Industries, Inc. .........................           10,568
       2,637 * Modem Media, Inc. ..............................            7,858
       6,091 * MyPoints.Com, Inc. .............................            8,466
       5,914 * Netcentives, Inc. ..............................            4,140
       5,433   Penton Media, Inc. .............................          108,117
         982 * ValueClick, Inc. ...............................            2,917
                                                                  --------------
                                                                         615,200
                                                                  --------------
               AEROSPACE/DEFENSE - 0.69%
       3,576 * Alliant Techsystems, Inc. ......................          341,006
       4,428 * Armor Holdings, Inc. ...........................           55,793
       1,330   Cubic Corp. ....................................           38,903
       1,250   Curtiss-Wright Corp. ...........................           59,875
       8,688   Gencorp, Inc. ..................................          101,563
       2,076   HEICO Corp. ....................................           37,576
       1,834 * Moog, Inc. .....................................           66,941
       9,622 * Orbital Sciences Corp. .........................           38,296
       9,693 * Remec, Inc. ....................................           79,580
       1,537 * Sequa Corp., Class A............................           76,911
       8,066 * Teledyne Techologies, Inc. .....................          133,089
       9,801   Teleflex, Inc. .................................          477,897
       6,181 * Trimble Navigation, Ltd. .......................          120,530
                                                                  --------------
                                                                       1,627,960
                                                                  --------------
               AIRLINES - 0.59%
      14,902 * Airtran Holdings, Inc. .........................          160,345
       6,304 * Alaska Air Group, Inc. .........................          181,114
       8,332 * American West Holdings Corp., Class B...........           85,403
       8,697 * Atlantic Coast Airlines Holdings ...............          224,904
       4,005 * Atlas Air Worldwide Holdings, Inc. .............          100,325
       7,140 * Frontier Airlines, Inc. ........................          110,741
       8,137 * Mesa Airlines, Inc. ............................           94,796
       3,069 * Mesaba Holdings, Inc. ..........................           33,606
       3,525 * Midwest Express Holdings, Inc. .................           60,242
      12,495   SkyWest, Inc. ..................................          354,858
                                                                  --------------
                                                                       1,406,334
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               APPAREL & PRODUCTS - 2.01%
      23,312 * Abercrombie and Fitch Co. ......................   $      961,153
       8,563 * American Eagle Outfitters ......................          314,690
       6,509 * Ann Taylor Stores Corp. ........................          222,087
         644 * Bebe Stores, Inc. ..............................           17,304
       4,403   Brown Shoe Co., Inc. ...........................           87,840
       2,029 * Buckle, Inc. ...................................           39,870
       3,539   Cato Corp., Class A.............................           68,409
       5,205 * Chicos's FAS, Inc. .............................          173,102
       4,363 * Children's Place, Inc. .........................          125,000
       9,811   Claire's Stores, Inc. ..........................          176,696
       1,669 * Columbia Sportswear Co. ........................          116,997
       3,821 * Dress Barn, Inc. ...............................           95,984
       4,742 * Footstar, Inc. .................................          160,280
       2,257   Fred's, Inc. ...................................           65,679
       1,791 * Guess?, Inc ....................................           15,134
       4,469 * Hot Topic, Inc. ................................          128,931
       5,791   Kellwood Co. ...................................          136,146
       3,280 * Land's End, Inc. ...............................          117,686
       8,258 * Mens Wearhouse, Inc. ...........................          221,149
       7,267 * Nautica Enterprises, Inc. ......................          148,610
       5,737 * Oakley, Inc. ...................................          143,999
       2,792   OshKosh B'Gosh, Inc., Class A...................           83,062
       8,283 * Pacific Sunwear of California ..................          190,509
       5,347   Phillips-Van Heusen Corp. ......................           82,879
      13,654 * Polo Ralph Lauren Corp. ........................          408,937
       5,784 * Quicksilver, Inc. ..............................          143,732
       1,299   Tanger Factory Outlet Centers...................           29,189
       7,862 * Too, Inc. ......................................          176,974
       3,854 * Value City Department Stores, Inc. .............           39,504
      13,141   Warnaco Group, Inc., Class A....................            7,622
       2,533 * Wilsons The Leather Experts ....................           47,874
                                                                  --------------
                                                                       4,747,028
                                                                  --------------
               APPLIANCES/FURNISHINGS - 0.75%
       4,457   Aaron Rents, Inc. ..............................           81,607
       5,888 * Applica, Inc. ..................................           49,989
      10,047   Ethan Allen Interiors, Inc. ....................          368,825
      12,798 * Furniture Brands International .................          290,771
       6,605 * Griffon Corp. ..................................           66,711
       4,176   Haverty Furniture Companies.....................           53,035
       7,837   Kimball International, Inc., Class B............          113,637
       7,765   Lancaster Colony Corp. .........................          241,026
      15,360   La-Z-Boy Chair Co. .............................          288,768
      17,977 * Metromedia International Group..................           51,234

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               APPLIANCES/FURNISHINGS - Continued
       1,117   National Presto Industries......................   $       30,718
       3,526   Oneida, Ltd. ...................................           63,221
       2,570 * Salton, Inc. ...................................           51,143
       4,423   SLI, Inc. ......................................           31,403
                                                                  --------------
                                                                       1,782,088
                                                                  --------------
               AUTO - CARS - 0.19%
       3,601 * Group 1 Automotive, Inc. .......................           91,825
       3,703   Oshkosh Truck Corp., Class B....................          138,159
       4,438 * Rent-A-Center, Inc. ............................          198,645
       1,658 * United Auto Group, Inc. ........................           23,229
                                                                  --------------
                                                                         451,858
                                                                  --------------
               AUTO - ORIGINAL EQUIPMENT - 0.88%
       7,154 * Allen Telecom, Inc. ............................           85,847
       2,201 * American Axle & Manufacturing Holdings..........           27,557
      16,688   ArvinMeritor, Inc. .............................          258,664
       7,713   Carlisle Companies, Inc. .......................          303,121
       9,906   Donaldson Co., Inc. ............................          287,967
      18,001   Federal-Mogul Corp. ............................           63,364
       4,186 * Hayes Lemmerz International, Inc. ..............           34,535
       1,165 * IMPCO Technologies, Inc. .......................           35,987
      16,278 * Lear Corp. .....................................          567,777
       5,657   Modine Manufacturing Co. .......................          143,971
       4,751   Superior Industries International, Inc. ........          187,855
       9,615 * Tower Automotive, Inc. .........................           95,285
                                                                  --------------
                                                                       2,091,930
                                                                  --------------
               AUTO - REPLACEMENT PARTS - 0.53%
      22,202 * Collins & Aikman Corp. .........................           93,247
      16,125   Cooper Tire & Rubber Co. .......................          212,044
       4,696 * CSK Auto Corp. .................................           36,911
       3,134 * Dura Automotive System .........................           39,050
       1,583   Gentek, Inc. ...................................           12,126
       7,741   Kaydon Corp. ...................................          200,027
       3,778   Midas, Inc. ....................................           50,399
       4,169   Myers Industries, Inc. .........................           62,743
       9,237 * O'Reilly Automotive, Inc. ......................          232,865
      11,991   Pep Boys-Manny, Moe & Jack......................          105,521
       5,403   Smith, A.O. Corp. ..............................           91,041
       4,730 * Sonic Automotive, Inc. .........................           62,909
       8,222 * Valance Technology, Inc. .......................           62,569
                                                                  --------------
                                                                       1,261,452
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                   21
         AG SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BANKS - OTHER MAJOR - 0.49%
      13,570   Husdon United Bancorp...........................   $      330,971
       2,724   Irwin Financial Corp. ..........................           60,228
       5,991 * Net.B@nk, Inc. .................................           63,205
       2,595   R&G Financial Co. ..............................           42,247
      21,139   Sky Financial Group, Inc. ......................          396,356
       6,686   Sterling Bancshares, Inc. ......................          116,136
       7,035   W Holding Co., Inc. ............................           77,033
      24,530 * WIT Soundview Group, Inc. ......................           67,212
                                                                  --------------
                                                                       1,153,388
                                                                  --------------
               BANKS - REGIONAL - 5.54%
       3,103   1st Source Corp. ...............................           60,539
       2,273   Alabama National Bancorp........................           66,940
       6,650   AMCORE Financial, Inc. .........................          133,067
       5,843   Anchor BanCorp Wisconsin, Inc. .................           84,840
       3,577   Area Bancshares Corp. ..........................           55,265
       1,069   BancFirst Corp. ................................           41,424
      21,435   BancorpSouth, Inc. .............................          312,094
       5,810   Bank Atlantic Bancorp, Class A..................           41,832
       2,811   Bank of Granite Corp. ..........................           55,995
       7,681 * Bank United Corp. ..............................            2,688
       2,771 * BOK Financial Corp. ............................           70,653
       2,324   BSB Bancorp, Inc. ..............................           44,133
       1,026   Capital City Bank Group, Inc. ..................           22,808
       2,313   Cathay Bancorp, Inc. ...........................          120,646
       2,834   Century South Banks, Inc. ......................           94,372
       5,463   Chemical Financial Corp. .......................          133,844
      11,857   Citizens Banking Corp. .........................          294,054
       2,379   CityBank........................................           54,003
      24,554   Colonial BancGroup, Inc. .......................          304,961
       8,168   Commerce Bancorp, Inc. .........................          560,325
      13,240   Commercial Federal Corp. .......................          301,607
      10,603   Community First Bankshares......................          231,463
       2,323   Corus Bankshares, Inc. .........................          113,014
       1,933   CPB, Inc. ......................................           52,384
      13,141   Cullen/Frost Bankers, Inc. .....................          440,224
       4,902   CVB Financial Corp. ............................           83,334
       5,876   East West Bancorp...............................          138,967
       7,238   F&M National Corp. .............................          281,920
       1,543   Farmers Capital Bank Corp. .....................           48,450
      14,231   First American Corp., Class A...................          291,451
       5,337   First Bancorp/Puerto Rico.......................          128,088
       2,327   First Busey Corp. ..............................           47,238

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BANKS - REGIONAL - Continued
       8,083   First Charter Corp. ............................   $      132,723
       1,513   First Citizens BancShares, Inc.,
               Class A.........................................          141,466
      14,841   First Commonwealth Financial....................          161,767
       3,799   First Federal Capital Corp. ....................           54,896
       9,401   First Financial Bancorp.........................          138,665
       2,511   First Financial Bankshares......................           92,405
       1,706   First Financial Corp. ..........................           65,681
       2,915   First Merchants Corp. ..........................           63,401
      10,417   First Midwest Bancorp, Inc. ....................          295,843
       2,978   First Niagara Financial Group...................           41,096
       6,027   FNB Corp. ......................................          146,152
       5,950 * Friedman Billings Ramsey, Class A...............           36,295
       4,393   Frontier Financial Corp. .......................          102,840
      19,305   Fulton Financial Corp. .........................          385,713
       2,838   GBC Bancorp.....................................           78,187
       7,241   Gold Bank Corp., Inc. ..........................           52,135
      10,831   Greater Bay Bancorp.............................          281,498
       5,620   Harbor Florida Bancshares.......................           92,786
       2,346   Harleysville National Corp. ....................           91,682
      15,145   Independence Community Bank.....................          289,118
       3,066   Independent Bank Corp. .........................           49,363
       4,430   Integra Bank Corp. .............................           89,752
       3,927   International Bancshares Corp. .................          156,098
       5,586   Mid State Bancshares............................           85,131
       2,231   Midamerica Bancorp..............................           53,544
       1,612   Mississippi Valley Bancshares...................           57,951
       4,941   National Penn Bancshares, Inc. .................           98,869
       6,068   NBT Bancorp, Inc. ..............................           92,962
       9,123 * Ocwen Financial Corp. ..........................           84,844
       2,155   Omega Financial Corp. ..........................           64,090
       6,765   Pacific Capital Bancorp.........................          179,611
       3,536   Pacific Northwest Bancorp.......................           63,648
       2,386   Park National Corp. ............................          185,512
       3,126   PFF Bancorp, Inc. ..............................           67,272
       3,812   Promistar Financial Corp. ......................           65,452
       5,603   Provident Financial Group.......................          183,610
       4,895   Riggs National Corp. ...........................           78,124
      15,781   Roslyn Bancorp, Inc. ...........................          413,778
       6,877   S&T Bancorp, Inc. ..............................          148,887
       2,435   Sandy Spring Bancorp, Inc. .....................           75,363
       2,034   Santander Bancorp...............................           39,561
      10,999 * Silicon Valley Bancshares ......................          304,122

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BANKS - REGIONAL - Continued
      10,847   South Financial Group, Inc. ....................   $      175,613
       8,353 * Southwest Bancorp. of Texas ....................          262,785
       9,998   Susquehanna Bancshares, Inc. ...................          165,867
       4,102   Texas Regional Bancshares, Inc., Class A........          151,979
       4,137   Trust Co. of New Jersey.........................           81,292
      15,690   TrustCo Bank Corp. New York.....................          185,927
      14,619   Trustmark Corp. ................................          319,571
       2,463   U.S.B. Holding Co., Inc. .......................           33,497
       4,800   UCBH Holdings, Inc. ............................          128,928
       4,054   UMB Financial Corp. ............................          151,052
       8,735   United Bankshares, Inc. ........................          208,941
       3,824   United National Bancorp.........................           75,906
      12,517   Webster Financial Corp. ........................          391,782
       9,100   Westamerica Bankcorp. ..........................          347,620
       2,488 * Westcorp........................................           44,884
       6,691   Whitney Holding Corp. ..........................          279,684
                                                                  --------------
                                                                      13,099,844
                                                                  --------------
               BEVERAGE - BREWERS/DISTRIBUTORS - 0.18%
       8,358 * Constellation Brands, Inc., Class A.............          323,036
       2,091 * Mondavi, Robert Corp., Class A..................          101,246
                                                                  --------------
                                                                         424,282
                                                                  --------------
               BEVERAGE - SOFT DRINKS - 0.01%
         393   Coca-Cola Bottling Co. .........................           15,842
                                                                  --------------
               BROADCASTING - 0.82%
       2,268 * 4Kids Entertainment, Inc. ......................           38,555
       2,882 * Ackerley Group, Inc. ...........................           33,719
       2,496 * Acme Communications, Inc. ......................           16,474
       9,259 * ACTV, Inc. .....................................           29,444
       2,075 * Beasley Broadcast Group, Inc. ..................           26,975
       9,470 * Citadel Communication...........................          241,485
       2,602 * Crown Media Holdings, Class A...................           47,877
       8,976 * Cumulus Media, Inc. ............................          107,443
      18,181   Data Broadcasting Corp. ........................          152,720
      10,140 * Insight Communications Co. .....................          255,325
       2,138 * On Command Corp. ...............................           12,828
       5,275 * On2.com, Inc. ..................................            2,849
       8,579 * Paxson Communications Corp. ....................          106,380
       3,903 * Regent Communications, Inc. ....................           28,921

--------------------------------------------------------------------------------

 22                                                   May 31, 2001
         AG SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BROADCASTING - Continued
       1,594 * SAGA Communications, Inc. Class A...............   $       31,832
       5,976 * Salem Communication, Class A....................          132,906
      10,568 * Sinclair Broadcast Group, Inc. .................           94,689
      11,133 * Sirius Satellite Radio, Inc. ...................          152,856
       8,406 * Spanish Broadcasting System, Inc.,
               Class A.........................................           54,975
       1,019 * United Television, Inc. ........................          124,318
       5,474 * Wink Communications, Inc. ......................           25,235
       3,072 * World Wrestling Federation Entertainment........           37,509
       3,697 * XM Satellite Radio Holdings.....................           57,230
       3,054 * Young Broadcasting, Inc., Class A...............          118,190
                                                                  --------------
                                                                       1,930,735
                                                                  --------------
               BUILDING MATERIALS - 1.17%
       9,570   Armstrong Holdings, Inc. .......................           35,408
       1,799   Centex Construction Production..................           50,948
       7,199 * Comfort Systems USA, Inc. ......................           26,060
      14,207 * Dal-Tile International, Inc. ...................          227,312
       4,898   Elcor Corp. ....................................           83,511
       5,979   Fedders Corp. ..................................           29,716
       4,736   Florida Rock Industries, Inc. ..................          227,802
      13,482   HON INDUSTRIES, Inc. ...........................          340,690
      11,531   Interface, Inc., Class A........................           70,800
      10,087   Lennox International, Inc. .....................           92,296
       3,587   Matthews International Corp.,
               Class A.........................................          125,617
       4,613 * NCI Building Systems, Inc. .....................           62,506
       2,336 * Nortek, Inc. ...................................           67,744
      26,054   RPM, Inc. ......................................          215,206
       9,081 * Shaw Group, Inc. ...............................          533,781
       2,091 * Simpson Manufacturing Co. ......................           98,695
       5,298   Texas Industries, Inc. .........................          173,510
       3,032 * The Genlyte Group, Inc. ........................           90,657
       1,390 * Trex Company, Inc. .............................           40,338
       1,267   U. S. Aggregates, Inc. .........................            1,280
      18,934   US Industries, Inc. ............................          107,356
       5,115   Watsco, Inc. ...................................           71,610
                                                                  --------------
                                                                       2,772,843
                                                                  --------------
               CHEMICAL - MAJOR - 0.77%
       6,104   Albemarle Corp. ................................          139,781
       6,171   Borg Warner, Inc. ..............................          279,238
       2,321   Chemed Corp. ...................................           81,467

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               CHEMICAL - MAJOR - Continued
       4,810 * Hexcel Corp. ...................................   $       50,986
       9,102 * Invitrogen Corp. ...............................          651,794
       5,164   Polymer Group, Inc. ............................           15,492
      23,935   Polyone Corp. ..................................          216,851
      26,402   Solutia, Inc. ..................................          377,021
                                                                  --------------
                                                                       1,812,630
                                                                  --------------
               CHEMICAL - MISCELLANEOUS - 2.34%
      13,129 * Airgas, Inc. ...................................          135,228
       4,801   Arch Chemicals, Inc. ...........................          104,182
       4,550   Brady Corp. ....................................          143,325
       6,075 * Cabot Microelectronics Corp. ...................          390,380
       7,056   Cambrex Corp. ..................................          376,861
       3,610   ChemFirst, Inc. ................................           93,499
      28,725   Crompton Corp. .................................          311,092
      10,340 * Cytec Industries, Inc. .........................          365,519
      15,529   Ethyl Corp. ....................................           18,790
       8,707   Ferro Corp. ....................................          186,765
      10,226 * Fisher Scientific International, Inc. ..........          268,944
       8,084   Georgia Gulf Corp. .............................          145,108
      15,231 * Grace, W.R. & Co. ..............................           27,568
      11,213   Great Lakes Chem Corp. .........................          384,045
       3,416   H.B. Fuller Co. ................................          155,975
      13,325   Lubrizol Corp. .................................          413,475
       4,550   MacDermid, Inc. ................................           78,624
      16,359   Millennium Chemicals, Inc. .....................          261,744
       5,026   Minerals Technologies, Inc. ....................          203,050
         613   NCH Corp. ......................................           33,120
       5,362   NL Industries, Inc. ............................           86,221
       8,993   Olin Corp. .....................................          169,158
       6,100   OM Group, Inc. .................................          378,200
       8,728   Omnova Solutions................................           47,568
       9,300 * Procurenet, Inc ................................               93
       4,349   Rollins, Inc. ..................................           81,979
       7,436   Schulman, A., Inc. .............................           94,660
       3,778   Spartech Corp. .................................           73,671
       1,428   Stepan Co. .....................................           34,129
       3,570 * Uniroyal Technology Corp. ......................           33,558
      10,779   Valspar Corp. ..................................          368,965
       3,345   WD-40 Co. ......................................           64,257
                                                                  --------------
                                                                       5,529,753
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COAL - 0.20%
       4,849   Arch Coal, Inc. ................................   $      149,591
       6,452   Consol Energy, Inc. ............................          196,141
       1,650   NACCO Industries, Inc., Class A.................          120,615
                                                                  --------------
                                                                         466,347
                                                                  --------------
               COMMERCIAL SERVICES - 0.19%
       2,161 * 1-800-Flowers.com, Inc. ........................           21,393
       3,072   Central Parking Corp. ..........................           55,757
      18,911 * Century Business Services ......................           66,189
         644 * Gaiam, Inc. ....................................            6,923
       2,138 * Insurance Auto Auctions, Inc. ..................           28,991
       8,420 * Integrated Electrical Services .................           75,696
       2,455 * MemberWorks, Inc. ..............................           57,693
       8,892 * NBC Internet, Inc., Class A ....................           19,207
       9,169 * New Century Equity Holdings ....................           11,370
       4,644 * Prepaid Legal Services, Inc. ...................           72,400
       2,301 * Wackenhut Corp., Class A .......................           36,931
                                                                  --------------
                                                                         452,550
                                                                  --------------
               CONGLOMERATES - 0.36%
      10,335   Alexander & Baldwin, Inc. ......................          242,045
      12,682 * Covanta Energy Corp. ...........................          276,087
      21,747   Dial Corp. .....................................          301,196
       9,441   Tenneco Automotive, Inc. .......................           29,928
                                                                  --------------
                                                                         849,256
                                                                  --------------
               CONSUMER FINANCE - 1.00%
      19,907 * AmeriCredit Corp. ..............................        1,039,144
       6,621   Chittenden Corp. ...............................          205,251
      14,779   Eaton Vance Corp. ..............................          529,975
       2,978 * E-Loan .........................................            3,901
      15,930   Metris Companies, Inc. .........................          477,900
       4,664   WesBanco, Inc. .................................          108,158
                                                                  --------------
                                                                       2,364,329
                                                                  --------------
               CONTAINERS - PAPER - 0.41%
       3,848   Chesapeake Corp. ...............................           85,809
      13,889 * Gaylord Container Corp., Class A ...............           14,167
       5,339 * Ivex Packaging Corp. ...........................           82,221
      11,949 * Packaging Corp. of America .....................          191,184
      41,220 * Pactiv Corp. ...................................          566,775
       2,918   Rock-Tenn Co., Class A..........................           31,806
                                                                  --------------
                                                                         971,962
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                   23
         AG SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               CONTAINERS - METAL/GLASS - 0.41%
       9,102   AptarGroup, Inc. ...............................   $      300,001
       7,000   Ball Corp. .....................................          332,500
       6,236   Clarcor, Inc. ..................................          152,158
       1,402 * CSS Industries, Inc. ...........................           31,825
       3,369   Greif Brothers Corp., Class A...................           96,017
         755   Liqui-Box Corp. ................................           28,879
      12,671   Owens Corning...................................           25,469
                                                                  --------------
                                                                         966,849
                                                                  --------------
               COSMETICS/TOILETRIES - 0.20%
       9,270   Alberto-Culver Co., Class B.....................          391,657
       7,320 * Playtex Products, Inc. .........................           74,152
       2,190 * Revlon, Inc., Class A...........................           13,381
                                                                  --------------
                                                                         479,190
                                                                  --------------
               DRUGS - 2.92%
      12,616 * Alliance Pharmaceutical Corp. ..................           35,324
       7,401   ALPharma, Inc., Class A.........................          189,836
      13,359 * AmeriSource Health Corp., Class A ..............          770,948
      14,470 * Amylin Pharmaceuticals, Inc. ...................          163,222
         928 * Antigenics, Inc. ...............................           18,374
       3,596 * Aphton Corp. ...................................           75,516
       4,900 * Aradigm Corp. ..................................           32,438
       5,214 * Barr Laboratories, Inc. ........................          371,602
      34,449   Bergen Brunswig Corp., Class A..................          709,649
       5,157   Carter-Wallace, Inc. ...........................           98,757
       6,096 * Cell Pathways, Inc. ............................           41,453
       5,963 * Columbia Laboratories, Inc. ....................           34,585
      10,392 * Corixa Corp. ...................................          176,664
      14,854 * Covance, Inc. ..................................          272,868
       7,128 * Cubist Pharma, Inc. ............................          198,871
       6,133 * Cygnus, Inc. ...................................           55,258
       3,509 * DUSA Pharamaceuticals, Inc. ....................           41,582
       3,718 * Emisphere Technologies, Inc. ...................           73,096
           1 * Genzyme-Molecular Oncology .....................                6
       6,522 * Guilford Pharmaceuticals, Inc. .................          151,637
       3,270   Herbalife International, Inc.,
               Class A.........................................           27,141
       6,725 * Ilex Oncology, Inc. ............................          147,412
       6,809 * Immune Response Corp. ..........................           33,364
       9,819 * ImmunoGen, Inc. ................................          159,068
      10,092 * Inhale Therapeutic Systems, Inc. ...............          282,980
       1,883 * IntraBiotics Pharmaceuticals....................            4,105

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               DRUGS - Continued
       4,736 * K V Pharmaceutical Co., Class B.................   $      101,587
       2,550 * KOS Pharmaceuticals, Inc. ......................           63,750
      14,259 * Ligand Pharmaceuticals, Inc.,
               Class B.........................................          188,219
       4,878 * Martek Biosciences Corp. .......................          108,340
       6,659 * Matrix Pharmaceuticals, Inc. ...................           70,519
       7,650 * Medicis Pharmaceutical, Class A.................          402,696
       3,624 * Miravant Medical Technologies...................           42,401
       5,445 * NeoRx Corp. ....................................           27,497
       2,854 * Neose Technologies, Inc. .......................           87,447
       5,986 * Neurocrine Biosciences, Inc. ...................          217,890
       3,561 * Neurogen Corp. .................................           67,659
       4,934 * Noven Pharmaceuticals, Inc. ....................          152,362
       6,153 * NPS Pharmaceuticals, Inc. ......................          198,188
       6,271 * Parexel International Corp. ....................           86,226
      20,050 * P-Com, Inc. ....................................           15,840
       5,254 * Pharmacopeia, Inc. .............................          105,080
       4,100 * Pharmacyclics, Inc. ............................          115,005
       6,157 * Regeneron Pharmaceuticals, Inc. ................          196,470
       4,378 * SangStat Medical Corp. .........................           48,815
      11,636 * Sicor, Inc. ....................................          199,906
       6,470 * SuperGen, Inc. .................................           84,434
      10,258 * Triangle Pharmaceuticals, Inc. .................           46,879
       7,345 * VALENTIS, Inc. .................................           42,454
       2,106 * VaxGen, Inc. ...................................           45,300
       8,084 * Vivus, Inc. ....................................           35,974
                                                                  --------------
                                                                       6,916,694
                                                                  --------------
               ELECTRICAL EQUIPMENT - 1.94%
       3,760 * Advanced Lighting Technologies..................           19,175
      14,887 * Aeroflex, Inc. .................................          177,453
         797 * American Technical Ceramics Corp. ..............            7,970
       8,357   AMETEK, Inc. ...................................          222,714
      12,039   Avista Corp. ...................................          265,219
       6,232   Belden, Inc. ...................................          157,545
       4,997 * Benchmark Electronics, Inc. ....................          114,981
       6,701   C & D Technologies, Inc. .......................          205,721
      11,162 * Cable Design Technologies Corp. ................          158,500
       6,714 * C-COR Electronics, Inc. ........................           63,984
       3,669 * Electro Rent Corp. .............................           58,704
       6,887 * Electro Scientific Industries, Inc. ............          253,166
       2,363 * EMCOR Group, Inc. ..............................          104,563
       4,109 * Energy Conversion Devices, Inc. ................          127,831

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               ELECTRICAL EQUIPMENT - Continued
       5,265 * Esterline Technologies Corp. ...................   $      110,565
       7,332 * General Cable Corp. ............................          111,813
       6,533 * GenRad, Inc. ...................................           45,404
       6,932 * Identix, Inc. ..................................           45,197
       6,585 * Integrated Silicon Solution.....................           88,437
       7,114 * Intertan, Inc. .................................           89,281
       7,341 * Kent Electronics Corp. .........................          157,171
       3,901 * Lightpath Technologies, Inc. ...................           41,741
       5,054 * Littelfuse, Inc. ...............................          141,765
      11,857 * Mail-Well, Inc. ................................           64,028
      10,465   National Service Industries, Inc. ..............          265,288
       1,729 * Neon Communications, Inc. ......................           13,140
      10,503 * Plexus Corp. ...................................          317,086
       7,034 * Power Integrations, Inc. .......................           85,111
       2,523 * Research Frontiers..............................           70,013
       1,916 * Satcon Technology Group.........................           28,376
       3,870 * Semitool, Inc. .................................           45,589
       2,747   Standex International Corp. ....................           60,709
       1,160 * Stanford Microdevices, Inc. ....................           13,560
       3,144 * Stoneridge, Inc. ...............................           28,610
       3,863   Thomas Industries, Inc. ........................          105,267
       4,769 * Triumph Group, Inc. ............................          217,371
       4,206 * Tweeter Home Entertainment......................          113,562
      11,676 * UCAR International, Inc. .......................          148,869
       4,980 * Vicor Corp. ....................................          104,032
       5,509 * WESCO International, Inc. ......................           46,000
       2,920   Woodhead Industries, Inc. ......................           49,523
       4,224   X-Rite, Inc. ...................................           38,227
                                                                  --------------
                                                                       4,583,261
                                                                  --------------
               ELECTRONIC EQUIPMENT - 0.21%
       2,717 * FuelCell Energy, Inc. ..........................          200,975
       8,982 * General Semiconductor, Inc. ....................           99,521
      11,267 * Intergraph Corp. ...............................          168,892
      11,716 * Viasystems Group, Inc. .........................           37,023
                                                                  --------------
                                                                         506,411
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 1.85%
       2,450 * ADE Corp. ......................................           46,427
       1,614   Analogic Corp. .................................           74,648
       3,039 * Arguss Communications, Inc. ....................           14,587
       3,929 * Audiovox Corp. .................................           37,326
       2,189   Bel Fuse, Inc. Class B..........................           63,043

--------------------------------------------------------------------------------

 24                                                   May 31, 2001
         AG SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               ELECTRONIC INSTRUMENTS - Continued
       7,343 * Checkpoint Systems, Inc. .......................   $      100,305
       7,082   CTS Corp. ......................................          159,345
       5,648 * Dionex Corp. ...................................          168,310
       6,754 * DSP Group, Inc. ................................          121,775
       6,254 * EMagin Corp. ...................................           18,762
       2,903 * ESCO Electronics Corp. .........................           87,380
       2,329 * Excel Technology................................           54,685
       3,643 * FEI Co. ........................................          128,962
       4,851   Gerber Scientific, Inc. ........................           39,293
       7,626   Harman Int'l Industries, Inc. ..................          270,723
       8,978 * Imation Corp. ..................................          195,990
      13,774 * InterDigital Communication .....................          191,459
       4,961 * Interlogix, Inc. ...............................          116,335
       2,189   Keithley Instruments, Inc. .....................           56,038
      12,200 * LTX Corp. ......................................          295,972
       4,622 * MagnaTek, Inc. .................................           57,082
       9,114   Methode Electronics, Inc., Class A..............           68,082
       3,033 * Microvision, Inc. ..............................           74,824
       4,214 * Molecular Devices Corp. ........................           92,961
       1,168 * Nanometrics, Inc. ..............................           31,186
         915 * Optical Cable Corp. ............................           10,074
       3,636   Park Electrochemical Corp. .....................           78,792
       8,157 * Performance Food Group Co. .....................          209,390
       8,059   Pioneer-Standard Electronics....................           91,067
      13,198   Pittston - Brink's Group........................          310,153
       8,824 * Robotic Vision Systems, Inc. ...................           13,765
       3,870 * Rogers Corp. ...................................          101,394
      18,342 * Sensormatic Electronics Corp. ..................          288,887
         888 * Spectra-Physics Lasers, Inc. ...................           17,698
       3,561 * Standard Microsystems Corp. ....................           43,017
       6,153   Technitrol, Inc. ...............................          153,825
       8,319 * The 3DO Co. ....................................           32,527
       3,534 * Universal Electronics, Inc. ....................           73,472
       8,379 * Varian, Inc. ...................................          284,467
       3,839 * Zygo Corp. .....................................          112,867
                                                                  --------------
                                                                       4,386,895
                                                                  --------------
               ENTERTAINMENT - 0.89%
       5,223 * Argosy Gaming Co. ..............................          127,075
       8,827 * Aztar Corp. ....................................          124,461
       3,098   Dover Downs Entertainment.......................           43,372
       7,063 * Florida Panthers Holdings, Inc. ................           87,934
       4,511 * Gaylord Entertainment Co. ......................          124,955

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               ENTERTAINMENT - Continued
       1,387 * GC Companies, Inc. .............................   $        3,703
       7,498 * GTECH Holdings Corp. ...........................          279,750
       8,662 * Hollywood Entertainment Corp. ..................           49,027
       4,111 * Hollywood Media Corp. ..........................           17,390
       6,555 * Isle Of Capri Casinos ..........................           53,096
       9,389   Meredith Corp. .................................          339,412
       7,470 * Midway Games, Inc. .............................           86,652
       2,054 * Penn National Gaming, Inc. .....................           41,532
       5,204 * Playboy Enterprises, Inc. ......................           77,904
       3,353 * Private Media Group, Inc. ......................           21,124
       7,436 * Take-Two Interactive Software...................          154,371
       5,350 * THQ, Inc. ......................................          259,475
       4,312 * Tivo, Inc. .....................................           35,574
       7,332 * Trans World Entertainment Corp. ................           60,856
       1,392 * Trendwest Resorts, Inc. ........................           33,714
       3,900 * Vail Resorts, Inc. .............................           80,535
                                                                  --------------
                                                                       2,101,912
                                                                  --------------
               FERTILIZERS - 0.10%
       9,822   Delta & Pine Land Co. ..........................          239,067
                                                                  --------------
               FINANCE COMPANIES - 0.52%
       5,627 * Affiliated Managers Group ......................          315,224
       5,786   Charter Municipal Mortgage Acceptance...........           84,244
       4,026 * Credit Acceptance Corp. ........................           28,383
       8,488   Doral Financial Corp. ..........................          233,250
       3,043 * Financial Federal Corp. ........................           78,053
      15,278   Finova Group, Inc. .............................           36,667
       8,202 * Next Card, Inc. ................................           74,638
       2,845   Oriental Financial Group........................           42,248
       1,020   Student Loan Corp. .............................           68,238
       3,405 * Triad Guaranty, Inc. ...........................          120,878
       4,479   Tucker Anthony Sutro............................           98,090
       2,307 * WFS Financial, Inc. ............................           56,983
                                                                  --------------
                                                                       1,236,896
                                                                  --------------
               FINANCIAL SERVICES - 1.11%
       5,650   Advanta Corp. ..................................           74,523
       6,237   American Capital Strategies, Ltd. ..............          169,272
       4,770 * Ampal Amern Israel Corp., Class A...............           22,705
       4,617 * Blackrock, Inc. ................................          168,059
       5,249 * Coinstar, Inc. .................................           94,639
       3,067 * Compucredit Corp. ..............................           37,111

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               FINANCIAL SERVICES - Continued
       5,393 * Corp Exec Board Co. ............................   $      182,068
       5,363 * Digital Insight.................................           85,540
       1,391 * Gabelli Asset Management, Inc. .................           55,209
       7,176 * Investment Technology Group.....................          362,388
       6,555   Jefferies Group, Inc. ..........................          200,255
       1,707   John Nuveen Co., Class A........................           97,794
       9,655   Leucadia National Corp. ........................          321,512
       2,905   Medallion Financial Corp. ......................           31,490
       1,558 * National Processing, Inc. ......................           38,093
       4,929 * NCO Group, Inc. ................................          143,040
       1,063 * Professional Detailing, Inc. ...................           98,423
       6,765   Richmond Count Financial Corp. .................          225,410
       4,051   Southwest Securities Group, Inc. ...............           84,463
       1,920 * Stockwalk Group.................................            3,053
       9,982 * The Profit Recovery Group International ........           99,620
         481   Value Line, Inc. ...............................           19,697
                                                                  --------------
                                                                       2,614,364
                                                                  --------------
               FOODS - 1.53%
       4,435 * American Italian Pasta Co., Class A.............          176,734
       4,808 * Aurora Foods, Inc. .............................           25,482
       9,342 * Chiquita Brands International...................           15,881
       8,996   Corn Products International.....................          257,735
       9,073   Dean Foods Co. .................................          364,735
      13,314 * Del Monte.......................................          106,778
      11,645   Dole Food Co., Inc. ............................          180,265
       4,166   Dreyer's Grand Ice Cream, Inc. .................          120,397
      10,829   Earthgrains Co. ................................          281,013
       8,469 * Hain Celestial Group, Inc. .....................          211,894
       4,327   International Multifoods Corp. .................           83,295
       3,069   Interpool, Inc. ................................           41,585
       7,291   Interstate Bakeries Corp. ......................          109,000
       6,410   Lance, Inc. ....................................           74,164
      14,500 * NBTY, Inc. .....................................          187,775
       4,021   Pilgrims Pride Corp. ...........................           48,252
       7,140 * Ralcorp Holdings, Inc. .........................          113,526
       1,778 * Rica Foods......................................            8,446
       1,737   Riviana Foods...................................           28,678
          88   Seaboard Corp. .................................           16,984
       3,090 * Seminis, Inc. Class A...........................            4,666
      11,330   Sensient Technologies Corp. ....................          215,497
       5,462   Smucker, J.M. Co. ..............................          136,659

--------------------------------------------------------------------------------

 May 31, 2001                                                   25
         AG SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               FOODS - Continued
       6,999 * Suiza Foods Corp. ..............................   $      363,598
       5,456 * Symx Technologies, Inc. ........................          150,040
       9,392   Trinity Industries, Inc. .......................          209,911
       2,278 * United Natural Foods, Inc. .....................           40,002
       5,231 * Wild Oats Markets, Inc. ........................           43,365
                                                                  --------------
                                                                       3,616,357
                                                                  --------------
               FOOTWEAR - 0.70%
       1,826 * Cole, K. Productions, Inc. Class A..............           55,144
       5,468 * Genesco, Inc. ..................................          165,954
       5,652 * Payless ShoeSource, Inc. .......................          383,714
      11,719 * Reebok International, Ltd. .....................          337,976
       3,694 * Skechers USA Inc., Class A......................          129,659
       2,341 * Steven Madden, Ltd. ............................           37,737
      10,625   Stride Rite Corp. ..............................           86,063
       4,423 * Timberland Co., Class A.........................          190,676
       3,350 * Vans, Inc. .....................................           82,377
      10,626   Wolverine World Wide, Inc. .....................          180,642
                                                                  --------------
                                                                       1,649,942
                                                                  --------------
               FREIGHT - 0.60%
      12,262   Airborne, Inc. .................................          133,532
       7,076   AMCOL International Corp. ......................           39,626
       2,815   Cascade Natural Gas Corp. ......................           53,485
       7,273 * Egl, Inc. ......................................          145,169
       4,398 * J.B. Hunt Transport Services....................           88,356
       6,124 * Kirby Corp. ....................................          153,100
       6,481   Overseas Shipholding Group......................          226,770
      15,244   Ryder System, Inc. .............................          334,453
       4,901 * Seacor Smit, Inc. ..............................          233,778
                                                                  --------------
                                                                       1,408,269
                                                                  --------------
               FUNERAL SERVICES - 0.29%
      70,863 * Service Corp. International ....................          500,292
      23,560   Stewart Enterprises, Inc. ......................          179,527
                                                                  --------------
                                                                         679,819
                                                                  --------------
               HARDWARE & TOOLS - 0.23%
       4,260   Barnes Group, Inc. .............................           90,524
       1,336   Lawson Products, Inc. ..........................           36,553
      14,732   Snap-On, Inc. ..................................          424,282
                                                                  --------------
                                                                         551,359
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HEALTHCARE - 4.56%
       4,577 * Accredo Health, Inc. ...........................   $      152,276
       8,029 * Advance Pcs.....................................          489,046
      16,366 * Advanced Tissue Sciences, Inc. .................           64,973
       6,358 * AmeriPath, Inc. ................................          162,193
      10,286 * Apria Healthcare Group, Inc. ...................          263,322
      58,820 * Caremark Rx, Inc. ..............................          957,590
       3,715   Cooper Companies, Inc. .........................          169,776
       1,417 * Corvel Corp. ...................................           50,729
      19,724 * CYTOGEN Corp. ..................................           93,492
      19,020 * DaVita, Inc. ...................................          359,478
       1,910 * Diversa Corp ...................................           31,458
      14,998 * Edwards Lifesciences Corp. .....................          347,504
         315 * Genomic Solutions...............................            1,282
       5,358 * Genta, Inc. ....................................           54,116
       4,673 * Gentiva Health Services.........................           91,030
       4,936 * Genzyme Transgenics Corp. ......................           38,698
       5,553 * Geron Corp. ....................................           73,577
      26,499 * Health Net, Inc., Class A.......................          510,106
       5,994 * Henry Schein, Inc. .............................          226,274
      16,573   Hooper Holmes, Inc. ............................          164,073
      40,715 * Humana, Inc. ...................................          388,828
       4,685 * IMPATH, Inc. ...................................          175,453
       6,226   Invacare Corp. .................................          230,985
       4,524 * Laboratory Corp. of America.....................          634,536
      10,490 * Lincare Holdings, Inc. .........................          608,840
       2,482 * Lynx Therapeutics, Inc. ........................           16,629
       2,908 * MAXIMUS, Inc. ..................................          107,160
       3,739 * Medquist, Inc. .................................           95,158
       5,431   Mentor Corp. ...................................          143,813
       4,296 * Neoforma.com, Inc. .............................            3,480
       4,105 * Ocular Sciences, Inc. ..........................           91,993
      23,798   Omnicare, Inc. .................................          498,806
       7,796 * OSI Pharmaceuticals, Inc. ......................          352,535
       9,776 * Pharmaceutical Product Development..............          313,712
       2,264 * Photogen Technologies, Inc. ....................            3,238
       2,649 * Polymedica Corp. ...............................           84,530
       2,589 * Praecis Pharmaceuticals, Inc. ..................           63,431
       5,820 * Priority Healthcare Corp. ......................          201,256
       7,973 * Province Healthcare Co. ........................          214,474
       3,682 * Rehab Care Group................................          160,130
      12,006 * Renal Care Group, Inc. .........................          341,811
       8,619 * Respironics, Inc. ..............................          241,160

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HEALTHCARE - Continued
       2,448 * Ribozyme Pharmaceuticals, Inc. .................   $       22,522
         928 * Rightchoice Managed Care........................           36,192
       3,398 * STAAR Surgical Co. .............................           11,553
       4,981 * Star Scientific, Inc. ..........................           14,196
      17,487 * Steris Corp. ...................................          302,525
      11,157 * Texas Biotech Corp. ............................           89,814
       6,309 * Titan Pharmaceuticals, Inc. ....................          197,472
       4,066 * Trimeris, Inc. .................................          191,346
       5,719 * Trizetto Group, Inc. ...........................           57,476
       2,866 * Tularik, Inc. ..................................           73,140
      19,034 * US Oncology, Inc. ..............................          142,184
       3,961 * Ventiv Health...................................           61,910
      12,869 * VISX, Inc. .....................................          268,319
       1,424   Vital Signs, Inc. ..............................           49,213
                                                                  --------------
                                                                      10,790,813
                                                                  --------------
               HEAVY DUTY TRUCKS/PARTS - 0.42%
       2,915   Bandag, Inc. ...................................           76,664
      10,451   Cummins, Inc. ..................................          442,600
      11,578   Federal Signal Corp. ...........................          260,621
       6,403 * Terex Corp. ....................................          140,802
       5,567   Wabash National Corp. ..........................           64,299
                                                                  --------------
                                                                         984,986
                                                                  --------------
               HOME BUILDERS - 1.38%
      15,118   Centex Corp. ...................................          563,598
      25,158   Clayton Homes, Inc. ............................          370,074
       1,803 * Crossmann Communities...........................           56,885
      15,111   D R Horton, Inc. ...............................          311,589
       4,315 * Del Webb Corp. .................................          162,460
      11,209   KB Home.........................................          284,821
       6,036   M.D.C. Holdings, Inc. ..........................          190,315
       2,134 * NVR, Inc. ......................................          368,136
       4,620 * Palm Harbor Homes, Inc .........................           92,862
       7,955   Pulte Corp. ....................................          321,382
       3,413   Ryland Group, Inc. .............................          154,609
       6,365   Standard Pacific Corp. .........................          117,434
       5,263 * Toll Brothers, Inc. ............................          171,837
       8,176   Walter Industries, Inc. ........................           93,206
                                                                  --------------
                                                                       3,259,208
                                                                  --------------

--------------------------------------------------------------------------------

 26                                                   May 31, 2001
         AG SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HOSPITAL MANAGEMENT - 1.03%
      26,444 * Beverly Enterprises, Inc. ......................   $      237,995
         647 * Carecentric, Inc. ..............................            1,727
      16,498 * Coventry Health Care, Inc. .....................          278,816
       2,496 * DVI, Inc. ......................................           37,066
      11,007 * Eclipsys Corp. .................................          239,292
       8,856 * Lifepoint Hospitals, Inc. ......................          295,790
      20,644 * Manor Care, Inc. ...............................          510,939
      10,536 * Orthodontic Centers of America..................          323,455
       4,719 * Sunrise Assisted Living, Inc. ..................          111,887
      16,454 * Triad Hospitals, Inc. ..........................          406,414
                                                                  --------------
                                                                       2,443,381
                                                                  --------------
               HOSPITAL SUPPLIES - 0.75%
       2,875   Arrow International, Inc. ......................          107,898
       5,046 * ArthroCare Corp. ...............................          112,021
      13,975 * Bio-Technology General Corp. ...................          166,303
       1,593 * Closure Medical Corp. ..........................           40,271
       6,979 * Coherent, Inc. .................................          247,755
       3,681 * CONMED Corp. ...................................           78,994
       3,061   Datascope Corp. ................................          122,624
       2,914   Diagnostic Products Corp. ......................          226,476
       8,180 * Immunomedics, Inc. .............................          130,798
      10,227 * Isis Pharmaceuticals, Inc. .....................          122,724
       8,484   Owens & Minor, Inc. ............................          157,378
      18,118 * PSS World Medical, Inc .........................           92,945
       2,392 * SonoSight, Inc. ................................           39,468
       6,689 * Theragenics Corp. ..............................           65,820
      12,904 * Vasomedical, Inc. ..............................           50,842
                                                                  --------------
                                                                       1,762,317
                                                                  --------------
               HOUSEHOLD PRODUCTS - 0.52%
       2,055   Bush Industries, Inc. ..........................           30,927
       9,836   Church & Dwight Co., Inc. ......................          250,326
       5,350 * Cost Plus, Inc. ................................          150,335
       3,896   Libbey, Inc. ...................................          120,581
      10,317 * Linens 'N Things, Inc. .........................          298,264
       2,545 * Tuesday Morning Corp. ..........................           33,721
      14,752   Tupperware Corp. ...............................          337,231
                                                                  --------------
                                                                       1,221,385
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HUMAN RESOURCES - 0.39%
       2,275 * Hall Kinion & Associates, Inc. .................   $       18,222
       4,939 * Heidrick & Struggles International..............          159,085
       4,742 * HotJobs.com, Ltd. ..............................           28,357
       4,345   Kelly Services, Inc., Class A...................          101,760
       7,869 * Kforce.com, Inc. ...............................           51,227
       9,545 * Korn/Ferry International........................          206,649
       8,291 * Labor Ready, Inc. ..............................           33,081
      23,252 * Modis Professional Services.....................          132,769
       3,832 * Probusiness Services, Inc. .....................           94,267
      13,574 * Spherion Corp. .................................           98,412
                                                                  --------------
                                                                         923,829
                                                                  --------------
               INFORMATION PROCESSING - 3.19%
       4,691 * Administaff, Inc. ..............................          119,621
       6,879 * Advent Software, Inc. ..........................          448,924
       5,649   Analysts International Corp. ...................           30,844
       2,760 * Appiant Technologies, Inc. .....................            4,747
       7,693 * Aspen Technology, Inc. .........................          181,324
       9,586 * Avant! Corp. ...................................          161,141
       4,292 * Barra, Inc. ....................................          179,191
       3,775 * Bell & Howell Co. ..............................          103,435
       4,886 * Black Box Corp. ................................          283,241
      14,214 * Borland Software Corp. .........................          136,739
       3,074 * Brooktrout Technology, Inc. ....................           19,674
       2,919 * BSQUARE Corp. ..................................           24,812
       2,541 * CACI International..............................          103,419
       1,662 * CAIS Internet, Inc. ............................            1,097
       5,553 * CCC Information Services........................           41,648
       7,415 * Computer Network Technology.....................           65,697
       2,813 * Convera Corp. ..................................           12,265
       2,424 * Davox Corp. ....................................           22,180
       8,672 * Documentum, Inc. ...............................          121,235
       3,404 * F.Y.I., Inc. ...................................          145,861
       2,900   Fair Issac & Co., Inc. .........................          217,500
       8,958 * FileNet Corp. ..................................          109,825
       3,740 * Geoworks Corp. .................................            7,442
       8,330 * High Speed Access...............................           11,579
       8,167 * Hyperion Solutions Corp. .......................          124,383
       3,947 * IDX Systems Corp. ..............................           66,704
       3,429 * Indus International, Inc. ......................           16,288
       9,892 * Infocus Corp. ..................................          167,175
       6,948 * InfoUSA Inc., Class B...........................           31,266
       2,819 * INT Media Group, Inc. ..........................            8,542

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING - Continued
       2,291 * Intercept Group, Inc. ..........................   $       68,363
       2,431 * Interlink Electronics, Inc. ....................           21,320
      11,923 * Internet Pictures Corp. ........................            8,108
       4,080 * Intraware, Inc. ................................            7,589
       5,432 * JDA Software Group, Inc. .......................           82,566
       4,844 * Juno Online Service.............................            6,297
       4,927 * Jupiter Media Metrix, Inc. .....................            7,637
       3,187 * Kronos, Inc. ...................................          104,374
       2,760 * Learning Tree International.....................           65,136
      22,443 * Legato Systems, Inc. ...........................          335,523
      10,308 * Looksmart, Ltd. ................................           14,431
      13,666 * Manugistics Group, Inc. ........................          490,746
       2,728 * MCSi, Inc. .....................................           43,894
       2,675 * Media 100, Inc. ................................            5,725
      16,631 * Mentor Graphics Corp. ..........................          437,395
       4,423 * MICROS Systems, Inc. ...........................           95,758
       3,415 * MRO Software....................................           48,152
       4,203 * National Info Consortiuium, Inc. ...............            9,036
       2,954 * Net2phone, Inc. ................................           27,029
       1,380 * Netguru, Inc. ..................................            3,271
      13,250 * NetManage, Inc. ................................            9,010
       3,665 * NetScout Systems, Inc. .........................           33,058
       1,343 * Netsolve, Inc. .................................            9,562
       7,590 * Network Commerce, Inc. .........................            1,214
       3,333 * Network Peripherals, Inc. ......................           42,829
       3,345 * Novadigm, Inc. .................................           36,293
       5,555 * NYFIX, Inc. ....................................          143,375
      11,396 * Oak Technology, Inc. ...........................          118,063
       9,284 * Paxar Corp. ....................................          111,408
       2,743 * Persistence Software, Inc. .....................            1,975
       5,884 * Phoenix Technologies, Ltd. .....................           77,375
      11,776 * Pinnacle Systems, Inc. .........................           84,081
       1,294 * Procom Technology, Inc. ........................           13,626
       8,517 * Progress Software Corp. ........................          137,890
       3,276 * QRS Corp. ......................................           37,379
       3,715 * Radisys Corp. ..................................           92,095
       8,926 * Rare Medium Group, Inc. ........................            6,159
       5,739 * Sipex Corp. ....................................           62,727
       1,120 * Smartserv Online, Inc. .........................            8,120
      20,528 * Sonicblue, Inc. ................................           74,260
       2,254 * SPSS, Inc. .....................................           32,818
       7,516 * Stamps.Com, Inc. ...............................           22,548
      12,541 * Starbase Corp. .................................           29,973

--------------------------------------------------------------------------------

 May 31, 2001                                                   27
         AG SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               INFORMATION PROCESSING - Continued
      24,453 * Storage Technology Corp. ......................   $      365,572
       9,344 * Structural Dynamic Research....................          226,218
       5,805 * Sykes Enterprises, Inc. .......................           44,699
       2,457 * Systemax, Inc. ................................            7,002
       8,356 * Systems & Computer Technology..................           66,848
       3,131 * Tanning Technology Corp. ......................           14,684
      11,018 * Technology Solutions Co. ......................           21,705
       8,900 * Transaction Systems Architects, Class A........          102,350
       6,292 * Veeco Instruments, Inc. .......................          290,124
       2,041 * Volt Information Sciences, Inc. ...............           37,044
       9,593 * Xybernaut Corp. ...............................           34,151
       6,658 * Zebra Technologies Corp., Class A..............          299,810
                                                                 --------------
                                                                      7,546,194
                                                                 --------------
               INFORMATION PROCESSING - BUSINESS SOFTWARE -
               1.74%
       7,000 * 24/7 Media, Inc. ..............................            3,429
       6,064 * Accrue Software, Inc. .........................            5,336
      14,937 * Actuate Corp. .................................          181,634
       1,867 * Appliedtheory Corp. ...........................            1,680
       6,478 * AremisSoft Corp. ..............................           82,983
       1,310 * Avenue A, Inc. ................................            1,572
       5,908 * Be Free, Inc. .................................            7,621
       9,453 * Bindview Development Corp. ....................           24,767
       2,172 * Bottomline Tech................................           15,030
       3,253 * Brio Technology................................           22,055
      13,498 * Broadbase Software, Inc. ......................           27,401
       1,284 * Caldera International, Inc. ...................            2,337
       4,234 * Calico Commerce, Inc. .........................            1,397
       1,135 * Caminus Corp. .................................           34,981
       1,037 * Centillium Communications......................           24,370
       6,516 * Cerner Corp. ..................................          273,151
       1,677 * Chordiant Software, Inc. ......................            5,283
      11,278 * Ciber, Inc. ...................................           74,999
       6,036 * Clarent Corp. .................................           57,644
       3,868 * Clarus Corp. ..................................           19,882
       2,455 * Click2Learn.com................................            4,002
       5,293 * Complete Business Solutions....................           68,280
       1,043 * Corillian Corp. ...............................            5,267
       3,122 * CoStar Group, Inc. ............................           78,362
      12,231 * Cyber-Care, Inc. ..............................           27,275
       6,363 * Cybersource Corp. .............................           10,753

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               INFORMATION PROCESSING - BUSINESS SOFTWARE -
               Continued
       1,708 * Cysive, Inc. ..................................   $        5,551
       2,444 * Daleen Technologies, Inc. .....................            2,615
       3,150 * Data Return Corp. .............................            8,883
       2,110 * Detek Systems .................................            9,917
       2,668 * Digimarc Corp. ................................           46,983
       2,069 * Digital Impact, Inc. ..........................            3,621
       7,013 * DSL.net, Inc. .................................            5,540
      10,517 * Easylink Services Corp. .......................            6,310
       6,101 * EGain Communications Corp. ....................           15,985
       1,103 * Embarcadero Technologies, Inc. ................           30,719
      10,040 * E-Medsoft.com..................................           11,446
       1,734 * Emerge Interactive, Inc., Class A..............            2,826
       1,270 * Eplus, Inc. ...................................           12,192
       1,063 * Eprice Corp. ..................................              850
       8,044 * Exchange Applications, Inc. ...................           10,135
       1,086 * Extensity, Inc. ...............................            9,839
       4,400 * F5 Networks, Inc. .............................           49,412
       1,349 * Firepond, Inc. ................................            2,253
       4,309 * First Consulting Group, Inc. ..................           30,163
       8,817 * HNC Software, Inc. ............................          247,493
       3,235 * Ibeam Broadcasting Corp. ......................            2,297
       5,748 * Imrglobal Corp. ...............................           47,134
      14,153 * Informatica Corp. .............................          264,803
       1,089 * Interactive Intelligence, Inc. ................           14,712
      12,074 * Interliant, Inc. ..............................           14,247
      16,109 * Intertrust Technologies Corp. .................           33,668
          98 * InterWorld Corp. ..............................              240
       4,313 * IntraNet Solutions, Inc. ......................          155,786
      10,471 * IXL Enterprises, Inc. .........................           13,403
      14,061 * J.D. Edwards & Co. ............................          151,859
       1,490 * Level 8 Systems, Inc. .........................            6,735
       1,204 * Loudeye Technologies, Inc. ....................            1,433
       3,688 * Mapinfo Corp. .................................          108,870
       1,455 * Matrixone, Inc. ...............................           26,918
       3,204 * Mediaplex, Inc. ...............................            2,659
       6,294 * Mercator Software, Inc. .......................           14,539
       6,855 * Microstrategy, Inc. ...........................           25,843
       1,067 * Neon System....................................            5,602
       3,346 * Net Perceptions, Inc. .........................            5,588
       1,120 * Net.Genesis Corp. .............................            1,344
       8,815 * NetIQ Corp. ...................................          214,205
       2,823 * Netobjects, Inc. ..............................            1,496

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               INFORMATION PROCESSING -BUSINESS SOFTWARE -
               Continued
         987 * Netsoil International, Inc. ...................   $        3,928
       6,725 * New Era of Networks, Inc. .....................           40,552
       2,292 * Niku Corp. ....................................            2,957
       1,272 * Nuance Communications, Inc. ...................           19,220
       1,597 * Numerical Technologies, Inc. ..................           30,982
       2,145 * Onvia.com .....................................            1,931
       5,972 * Onyx Software Corp. ...........................           35,295
       1,747 * Opus360 Corp. .................................              507
       1,377 * OTG Software, Inc. ............................            8,744
       3,011 * Primus Knowledge Solutions.....................           10,087
       8,710 * Puma Technology, Inc. .........................           31,792
       5,814 * Purchasepro.com, Inc. .........................           10,058
       5,521 * Rainbow Technologies, Inc. ....................           32,740
       1,510 * Register.com...................................           11,627
      12,334 * Retek, Inc. ...................................          431,813
      15,507 * Rhythms Netconnections, Inc. ..................            3,256
         999 * Saba Software, Inc. ...........................           11,878
       3,384 * Sanchez Computer Associates....................           43,654
       3,478 * SCM Microsystems, Inc. ........................           34,084
       4,302 * SeaChange International, Inc. .................           81,953
       7,089 * Secure Computing Corp. ........................          111,935
       1,043 * Seebeyond Technology Corp. ....................           13,611
       1,104 * Selectica, Inc. ...............................            5,266
       3,941 * SERENA Software, Inc. .........................          103,097
       3,209 * Silverstream Software, Inc. ...................           21,211
       2,640 * Sonic Foundry, Inc. ...........................            5,227
       7,150 * Sonicwall, Inc. ...............................          117,689
       9,110 * StarMedia Network, Inc. .......................           25,235
       3,350 * Tenfold Corp. .................................            1,441
       4,255 * Tricod Systems, Inc. ..........................           13,786
       2,457 * Tumbleweed Communications Corp. ...............            9,582
       1,168 * Unigraphics Solutions, Inc. ...................           34,468
       1,015 * Versata, Inc. .................................            1,279
       3,765 * Via Networks, Inc. ............................            6,288
       2,871 * Viador, Inc. ..................................            1,866
       9,654 * Viant Corp. ...................................           16,508
       3,175 * WatchGuard Tech., Inc. ........................           19,812
       1,028 * Websense, Inc. ................................           17,682
       7,157 * Zomax, Inc. ...................................           49,312
                                                                 --------------
                                                                      4,109,958
                                                                 --------------

--------------------------------------------------------------------------------

 28                                                   May 31, 2001
         AG SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               INFORMATION PROCESSING - COMPUTER HARDWARE -
               1.04%
       2,844 * Act Manufacturing, Inc. .......................   $       47,380
       2,400 * Adept Technology, Inc. ........................           22,704
       8,463 * Artesyn Technologies, Inc. ....................          115,181
       1,277 * Caliper Technologies Corp. ....................           33,317
       1,050   CompX International, Inc. .....................           13,020
      14,033 * Concurrent Computer............................           85,742
       1,747 * CyberOptics Corp. .............................           20,789
       3,512 * DDI Corp. .....................................           73,963
       1,376 * Electronics Boutique Holdings Co. .............           40,193
       5,017 * Emachines, Inc. ...............................            1,179
       1,983 * Extended Systems, Inc. ........................           13,385
       2,521 * Gazoox Networks, Inc. .........................            7,815
       6,340 * Hutchinson Technology, Inc. ...................           92,881
       3,644 * Immersion Corp. ...............................           15,487
       3,298 * Integrated Circuit Systems.....................           54,186
      68,879 * Iomega Corp. ..................................          186,662
       1,830 * JNI Corp. .....................................           24,467
      46,426 * Maxtor Corp. ..................................          282,734
       8,482 * MEMC Electronic Materials, Inc. ...............           58,526
       5,520 * Mercury Computer Systems, Inc. ................          263,304
       8,755 * Micron Electronics, Inc. ......................           15,321
       9,889 * MIPS Technologies, Inc. .......................          175,826
       3,582 * Netopia, Inc. .................................           20,346
      10,407 * Nx Networks ...................................            9,887
       1,207 * PC Connection, Inc. ...........................           18,890
       3,188 * Photon Dynamics ...............................          100,486
       1,664 * Pixelworks, Inc. ..............................           41,866
       4,240 * Radiant Systems, Inc. .........................           59,190
       3,157 * SBS Technologies, Inc. ........................           57,931
      48,778 * Silicon Graphics, Inc. ........................          102,922
       8,459 * Silicon Image, Inc. ...........................           43,141
       1,495 * Smartdisk, Corp. ..............................            4,007
      13,774 * Stratos Lightwave, Inc. .......................          156,748
       4,323 * Vertex Interactive, Inc. ......................            8,214
      44,486 * Western Digitial Corp. ........................          191,735
                                                                 --------------
                                                                      2,459,425
                                                                 --------------
               INFORMATION PROCESSING - COMPUTER SERVICES -
               1.02%
       4,512 * Acacia Research Corp. .........................           65,919
       1,527 * Agency.Com, Ltd. ..............................            3,924
       8,763 * Answerthink, Inc. .............................           60,114

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               INFORMATION PROCESSING - COMPUTER SERVICES -
               Continued
       3,271 * Breakaway Solutions, Inc. .....................   $        1,276
       3,631 * Buy.com, Inc. .................................            1,089
      13,285 * Cambridge Technology Partner...................           40,453
       2,838 * Carreker Corp. ................................           28,891
       1,110 * C-Bridge Internet Solutions....................            2,031
       1,555 * Cognizant Tech Solution........................           63,460
       8,451 * Computer Horizons Corp. .......................           22,987
       4,104 * Concord Communications, Inc. ..................           27,907
         766 * Coolsavings.com, Inc. .........................              245
       4,152 * Datastream Systems.............................           33,631
       5,023 * Digital River, Inc. ...........................           25,718
       1,104 * Digital Think, Inc. ...........................            9,053
       2,296 * Digitas, Inc. .................................           14,694
       1,511 * EBENX, Inc. ...................................            5,137
      12,736 * Eloyalty Corp. ................................           26,236
       2,454 * Espeed, Inc. ..................................           47,608
       2,982 * Forrester Research, Inc. ......................           69,809
       6,638 * Frontline Capital Group........................           26,552
       9,749 * FutureLink Corp. ..............................            3,022
      18,613 * Gartner Inc., Class A..........................          169,378
       9,224 * Global Payments, Inc. .........................          242,591
       5,589 * GlobalNet Financial.com........................            1,844
       5,150 * Globix Corp. ..................................           15,502
       1,169 * Gric Communications, Inc. .....................            3,168
       8,754 * Igate Capital Corp. ...........................           16,895
         535 * Inforte Corp. .................................            5,468
      18,376 * Interwoven, Inc. ..............................          332,789
       5,162 * IVillage, Inc. ................................            7,382
       4,379 * Keynote Systems, Inc. .........................           44,447
       3,702 * Lante Corp. ...................................            4,702
       3,218 * Latitude Communications, Inc. .................            5,953
       3,056 * Lifeminders, Inc. .............................            4,278
       1,016 * LivePerson, Inc. ..............................              406
       1,421 * Management Network Group, Inc. ................            9,521
       1,555 * Mcafee.Com Corp. ..............................           17,121
       2,132 * META Group.....................................            5,330
       4,405 * Multex.com, Inc. ..............................           71,009
       8,548   National Data Corp. ...........................          250,884
       6,973 * Netegrity, Inc. ...............................          236,036
       1,795 * Netpliance, Inc. ..............................              844
         975 * Netratings, Inc. ..............................           12,285
       9,293 * Netzero, Inc. .................................            7,899

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - Continued
       1,539 * Organic, Inc. .................................   $          631
       3,491 * PC-Tel, Inc. ..................................           34,875
         776 * PEC Solutions, Inc. ...........................           17,848
       6,296 * Pegasus Solutions, Inc. .......................           72,467
       1,169 * Predictive Systems, Inc. ......................            3,390
       7,405 * Presstek, Inc. ................................           95,673
       5,216 * Prodigy Communications Corp. ..................           18,986
       3,714 * Sagent Technology, Inc. .......................            5,571
       2,804 * Source Information Mgmt Co. ...................           17,693
       1,780 * Startek, Inc. .................................           34,194
       3,557 * SVI Holdings, Inc. ............................            4,624
       1,298 * Syntel, Inc. ..................................           11,682
       4,934 * The viaLink Co. ...............................           13,322
       3,420 * US Interactive.................................               51
       1,766 * Verado Holdings Inc., Class B..................              759
       1,854 * Vicinity Corp. ................................            3,727
       4,344 * Zixit Corp. ...................................           42,180
                                                                 --------------
                                                                      2,423,161
                                                                 --------------
               INFORMATION PROCESSING - CONSUMER SOFTWARE -
               0.12%
       3,620 * Infogrames, Inc. ..............................           24,615
       1,755 * ITXC Corp. ....................................            6,845
       1,948 * Lightspan, Inc. ...............................            3,779
         969 * MarketWatch.com, Inc. .........................            2,781
       8,970 * Open Market, Inc. .............................           11,930
       5,084 * Prosofttraining.com............................           10,778
       2,372 * Renaissance Learning, Inc. ....................           91,369
         872 * Scientific Learning Corp. .....................            2,372
       1,363 * Switchboard, Inc. .............................            4,798
       7,713 * Verity, Inc. ..................................          119,166
       3,370 * Worldgate Communication, Inc. .................           10,413
                                                                 --------------
                                                                        288,846
                                                                 --------------
               INFORMATION PROCESSING -
               DATA SERVICES - 0.41%
      13,252 * Advanced Digital Information Corp. ............          241,583
       5,357 * Anixter International, Inc. ...................          160,174
       2,180 * Braun Consulting, Inc. ........................           17,571
       2,817 * Dot Hill Systems Corp. ........................            5,972
       6,420 * EXcelon Corp. .................................           10,593
       5,256   Factset Research Systems, Inc. ................          210,818

--------------------------------------------------------------------------------

 May 31, 2001                                                   29
         AG SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                MARKET VALUE

------------------------------------------------------------
               INFORMATION PROCESSING -
               DATA SERVICES -
               Continued
       5,389 * Information Architects
               Corp. ..................   $       10,509
               Manhattan Associates,
       1,196 * Inc. ...................           39,480
      14,628 * Perot System Corp. .....          210,351
               VASCO Data Security
       3,001 * International...........           15,005
      12,527 * Wave Systems Corp. .....           46,851
                                          --------------
                                                 968,907
                                          --------------
               INFORMATION PROCESSING -
               NETWORKING - 0.37%
       5,225 * Ask Jeeves, Inc. .......           12,748
      11,235 * Avocent Corp. ..........          245,822
       5,899 * Banyan Systems, Inc. ...           22,062
       2,336 * Crossroads Systems......           14,600
       5,822 * CyLink Corp. ...........            5,414
      20,572 * Digital Island, Inc. ...           69,122
       2,628 * EpicEdge, Inc. .........              736
       2,754 * GoAmerica, Inc. ........            6,968
       3,166 * Hypercom Corp. .........           12,442
               International Fibercom,
       7,708 * Inc. ...................           28,905
       3,949 * Intrusion.Com, Inc. ....           11,926
       3,597 * Marimba.................            8,273
       2,438 * Metasolv, Inc. .........           19,553
               Metawave Communications
       1,830 * Corp. ..................            7,320
       9,018 * Netro Corp. ............           40,671
               Network Access Solutions
       4,118 * Corp. ..................            2,059
               Nucentrix Broadban
       2,241 * Networks................           17,838
       4,441 * Packeteer, Inc. ........           32,641
               Paradyne Networks,
       4,241 * Inc. ...................            8,694
         970 * Preview Systems, Inc. ..            2,949
       6,451 * Remedy Corp. ...........          116,118
               Savvis Communications
       4,199 * Corp. ..................            5,711
       4,894 * Sciquest.com, Inc. .....            7,830
       6,665 * Softnet Systems, Inc. ..           11,197
       2,751   Sorrento Networks.......           31,912
       3,289 * U.S. Wireless Corp. ....            9,571
       1,109 * Ulticom, Inc. ..........           31,052
       2,250 * Unify Corp. ............              675
               Universal Access,
       2,939 * Inc. ...................           13,578
       7,056 * Vertel Corp. ...........           10,302
               Visual Networking,
       8,514 * Inc. ...................           57,044
                                          --------------
                                                 865,733
                                          --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INSURANCE - CASUALTY - 0.56%
       2,792   Baldwin & Lyons, Inc., Class B..................   $       60,669
       6,315   Commerce Group, Inc. ...........................          201,764
      12,483   HCC Insurance Holdings, Inc. ...................          309,454
       6,825   Mercury General Corp. ..........................          249,795
       1,052   Midland Co. ....................................           37,346
       1,796 * Philadelphia Consolidated Holding Co. ..........           56,825
       3,319 * PICO Holdings, Inc. ............................           43,811
       4,177   PMA Capital Corp. ..............................           71,427
       2,023   RLI Corp. ......................................           83,509
       6,465   Selective Insurance Group, Inc. ................          161,625
       3,097   State Auto Financial Corp. .....................           46,610
                                                                  --------------
                                                                       1,322,835
                                                                  --------------
               INSURANCE - LIFE - 0.37%
       1,749   Kansas City Life Insurance Co. .................           65,936
         513 * National Western Life Insurance Co., Class A....           47,889
       5,040   Presidential Life Corp. ........................           88,704
       8,024   StanCorp Financial Group, Inc. .................          369,425
       9,793 * UICI............................................           83,241
       4,886   W. R. Berkley Corp. ............................          212,541
                                                                  --------------
                                                                         867,736
                                                                  --------------
               INSURANCE - MISCELLANEOUS - 0.94%
       5,862   Brown & Brown, Inc. ............................          239,755
       9,004   Crawford & Co., Class B.........................           94,542
      15,831   Fidelity National Financial.....................          360,947
      14,950   Fremont General Corp. ..........................           89,700
      20,585   Gallagher, Arthur J & Co. ......................          566,088
       3,405   Harleysville Group, Inc. .......................           86,862
       3,433   Hilb, Rogal & Hamilton Co. .....................          144,701
       4,065   Liberty Corp. ..................................          153,454
      11,210 * Mid Atlantic Med Services, Inc. ................          185,189
      15,313   Ohio Casualty Corp. ............................          132,917
       2,508   SCPIE Holdings, Inc. ...........................           47,652
       2,659 * Stewart Information Services....................           45,602
       2,399   Zenith National Insurance Corp. ................           64,893
                                                                  --------------
                                                                       2,212,302
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INSURANCE - MULTILINE - 0.72%
       9,980   Alfa Corp. .....................................   $      196,106
       1,200 * Alleghany Corp. ................................          250,560
       2,612   American National Insurance Co. ................          191,695
       4,338   Argonaut Group, Inc. ...........................           78,518
       4,126   CNA Surety Corp. ...............................           58,218
       3,832   Delphi Financial Group, Inc., Class A...........          136,419
       2,589   FBL Financial Group, Inc., Class A..............           41,295
       1,791   Great American Financial Resources, Inc. .......           30,447
      10,331   Horace Mann Educators Corp. ....................          218,604
       3,376   LandAmerica Financial Group.....................           96,385
       1,713 * Markel Corp. ...................................          335,320
       4,620 * Medical Assurance, Inc. ........................           71,610
                                                                  --------------
                                                                       1,705,177
                                                                  --------------
               LEISURE TIME - 0.98%
       2,519 * American Classic Voyages Co. ...................           10,075
       2,180 * Anchor Gaming ..................................          138,779
       7,358 * Bally Total Fitness Holding Corp. ..............          176,592
       9,433 * Boyd Gaming Corp. ..............................           49,429
      19,512   Callaway Golf Co. ..............................          443,118
       2,276 * Cheap Tickets, Inc. ............................           28,109
       2,908   Churchill Downs, Inc. ..........................           88,490
       6,171 * Dollar Thrifty Automotive ......................          146,253
       6,412 * Handleman Co. ..................................           77,906
       4,593 * JAKKS Pacific, Inc. ............................           72,294
       2,139 * Meade Instruments Corp. ........................            9,861
       4,760 * Pinnacle Entertainment, Inc. ...................           43,840
       6,010   Polaris Industries, Inc. .......................          258,731
       4,004 * Scotts Co. .....................................          182,983
       3,586 * Speedway Motorsports ...........................           82,442
       8,343 * Station Casinos, Inc. ..........................          145,252
       4,004 * Travelocity.Com, Inc. ..........................          129,169
       3,343   Winnebago Industries, Inc. .....................           63,651
       5,932 * WMS Industries, Inc. ...........................          178,079
                                                                  --------------
                                                                       2,325,053
                                                                  --------------
               LODGING - 0.48%
      11,550 * Choice Hotels International, Inc. ..............          158,234
       2,529   Deltic Timber Corp. ............................           64,742
      18,192 * Extended Stay America, Inc. ....................          282,886
       1,388 * Hotel Reservations, Inc., Class A...............           53,271

--------------------------------------------------------------------------------

 30                                                   May 31, 2001
         AG SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               LODGING - Continued
       5,593   Marcus Corp. ...................................   $       79,980
      11,377 * Prime Hospitality Corp. ........................          130,836
       8,350 * Sodexho Marriott Services, Inc. ................          266,031
      38,387 * Wyndham International, Inc. ....................           99,038
                                                                  --------------
                                                                       1,135,018
                                                                  --------------
               MACHINE TOOLS - 0.24%
       8,502   Milacron, Inc. .................................          141,982
       5,655 * PRI Automation, Inc. ...........................           94,439
       7,817   Roper Industries, Inc. .........................          321,122
                                                                  --------------
                                                                         557,543
                                                                  --------------
               MACHINE - AGRICULTURE - 0.13%
      15,190   AGCO Corp. .....................................          131,393
       2,997   Lindsay Manufacturing Co. ......................           53,496
       2,882   Toro Co. .......................................          117,874
                                                                  --------------
                                                                         302,763
                                                                  --------------
               MACHINERY - CONSTRUCTION & CONTRACTS - 0.71%
       2,814 * CDI Corp. ......................................           46,993
       3,122   Columbus McKinnon Corp. ........................           24,820
       7,302   Granite Construction, Inc. .....................          198,980
       5,184 * Insituform Technologies, Inc., Class A..........          189,216
       5,784 * Jacobs Engineering Group, Inc. .................          431,486
       5,506   Kaman Corp., Class A............................           93,822
      12,358   Lennar Corp. ...................................          457,246
       9,065 * Nationsrent, Inc. ..............................            5,167
       5,256   Sauer-Danfoss, Inc. ............................           49,406
       8,325 * United Rentals, Inc. ...........................          192,058
       8,103 * Washington Group International..................            1,378
                                                                  --------------
                                                                       1,690,572
                                                                  --------------
               MACHINERY -
               INDUSTRIAL/SPECIALTY - 2.41%
       6,865   AAR Corp. ......................................           96,109
       1,980 * Actuant Corp., Class A..........................           29,106
       4,482 * Albany International Corp., Class A.............           99,142
       5,048   Applied Industrial Tech., Inc. .................           91,369
       3,937 * Astec Industries, Inc. .........................           70,197
       8,928 * Asyst Technologies, Inc. .......................          162,579
       6,064   Baldor Electric Co. ............................          127,344
         949 * Blount International, Inc. .....................            3,132

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MACHINERY -
               INDUSTRIAL/SPECIALTY - Continued
       5,506   Briggs & Stratton Corp. ........................   $      238,245
       4,411   Burlington Coat Factory Warehouse Corp. ........           86,279
       1,274   Carbo Ceramics, Inc. ...........................           45,800
       5,830   Exide Corp. ....................................           62,673
       9,658 * Flowserve Corp. ................................          290,030
       1,101   Franklin Electric Co., Inc. ....................           81,914
       3,342 * Gardner Denver, Inc. ...........................           66,506
       7,838   Graco, Inc. ....................................          226,518
       5,745   Helix Technology Corp. .........................          162,124
       6,024   Hughes Supply, Inc. ............................          116,805
       7,738   IDEX Corp. .....................................          250,324
       4,184 * Ionics, Inc. ...................................          113,386
      10,021   JLG Industries, Inc. ...........................          117,747
      12,444 * Kulicke & Soffa Industries......................          184,171
       8,850   Lincoln Electric Holdings, Inc. ................          211,338
       6,283   Manitowoc Co., Inc. ............................          174,856
       8,463   Newport News Shipbuilding.......................          541,040
       7,116   Nordson Corp. ..................................          181,102
       5,317   Regal-Beloit Corp. .............................          107,403
       2,022   Robbins & Myers, Inc. ..........................           50,247
       1,395 * Rudolph Technologies, Inc. .....................           61,464
       6,471 * Speedfam-ipec, Inc. ............................           29,443
       3,279 * SPS Technologies, Inc. .........................          164,934
       7,156   Stewart & Stevenson Services....................          208,240
       9,865 * Stillwater Mining Co. ..........................          313,707
       3,976   Tecumseh Products Co., Class A..................          206,991
       2,311   Tennant Co. ....................................           95,051
      12,463   Timken Co. .....................................          220,595
       4,243   Watts Industries, Inc., Class A.................           67,464
       9,791   York International Corp. .......................          345,133
                                                                  --------------
                                                                       5,700,508
                                                                  --------------
               MEDICAL TECHNOLOGY - 3.46%
       3,786 * ABIOMED, Inc. ..................................           93,816
       2,630 * Aclara Biosciences, Inc. .......................           19,699
       4,787 * Albany Molecular ...............................          164,003
       3,855 * Alexion Pharmaceuticals, Inc. ..................          100,230
       4,893 * Allscripts Healthcare Solution .................           22,997
       6,201 * ARAID Pharmaceuticals, Inc. ....................           36,586
         908 * Aspect Medical Systems, Inc. ...................           11,759
       5,641 * ATS Medica, Inc. ...............................           67,466
      13,061 * Avant Immunotherapeutics, Inc. .................           62,432

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MEDICAL TECHNOLOGY - Continued
       4,227 * Avigen, Inc. ...................................   $       83,526
       6,483 * Aviron .........................................          349,434
       3,203 * Biocryst Pharmaceuticals, Inc. .................           12,107
       4,534 * BioMarin Pharmaceutical, Inc. ..................           52,594
       3,454 * Biopure Corp. ..................................           83,829
       2,060 * Bio-Rad Laboratories, Inc., Class A ............           88,786
       3,609 * Biosite Diagnostics, Inc. ......................          183,806
       2,127 * Bone Care International, Inc. ..................           42,668
       7,545 * CardioDynamics International....................           40,366
       8,749 * Cell Genesys, Inc. .............................          148,733
       8,590 * Cell Therapeutics, Inc. ........................          257,872
      12,893 * Celsion Corp. ..................................           12,248
       2,516 * Cerus Corp. ....................................          157,627
       3,639 * ChromaVision Medical Systems, Inc. .............           19,287
       1,833 * Collateral Therapeutics, Inc. ..................           12,098
       7,586 * Connetics Corp. ................................           51,888
       3,943 * CryoLife, Inc. .................................          127,753
       8,138 * CuraGen Corp. ..................................          305,989
       4,192 * CV Therapeutics, Inc. ..........................          197,150
       4,246 * Cyberonics......................................           61,907
       7,958 * Dendrite International, Inc. ...................           79,739
       6,206 * Diametrics Medical, Inc. .......................           17,129
       2,807 * DiGene Corp. ...................................           77,193
       3,162 * Endocare, Inc. .................................           40,568
       4,426 * Entremed, Inc. .................................           66,169
       5,770 * Enzo Biochem, Inc. .............................          170,100
      10,636 * Enzon, Inc. ....................................          744,520
       2,502 * Exelixis, Inc. .................................           37,955
       6,706 * Gene Logic, Inc. ...............................          141,832
       5,724 * Genome Therapeutics.............................           76,759
       2,400 * Gliatech, Inc. .................................            9,168
       6,457 * Haemonetics Corp. ..............................          209,207
       2,521 * Hyseq, Inc. ....................................           31,916
       8,362 * IDEXX Laboratories, Inc. .......................          248,770
       2,729 * IGEN International, Inc. .......................           60,557
       2,496 * II-VI, Inc. ....................................           37,715
      23,377 * Imatron, Inc. ..................................           43,247
       3,305 * INAMED Corp. ...................................           75,354
       1,892 * InterMune, Inc. ................................           72,937
       4,146 * I-STAT Corp. ...................................           68,907
       2,517 * Lexicon Genetics, Inc. .........................           25,170
       1,218 * Luminex Corp. ..................................           26,260

--------------------------------------------------------------------------------

 May 31, 2001                                                   31
         AG SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MEDICAL TECHNOLOGY - Continued
       5,918 * Maxim Pharmaceuticals, Inc. ....................   $       50,007
       1,930 * Maxygen.........................................           33,679
       5,194 * Myriad Genetics, Inc. ..........................          322,288
       9,094 * NABI, Inc. .....................................           57,019
       3,631 * Nanogen, Inc. ..................................           33,405
       1,921 * Nexell Therapeutics, Inc. ......................            3,957
       4,104 * Novoste Corp. ..................................           84,953
       5,755 * On Assignment, Inc. ............................          122,582
       1,105 * Oratec Interventions, Inc. .....................            6,619
       1,570 * Orchid Biosciences, Inc. .......................           10,236
       8,787 * Organogenesis, Inc. ............................           71,438
       3,331 * Packard Bioscience Co. .........................           21,285
       1,344 * Paradigm Genetics, Inc. ........................           10,147
      21,132 * Peregrine Pharmaceuticals, Inc. ................           37,826
       7,460 * PER-SE Technologies.............................           43,492
       4,831 * Res-Care, Inc. .................................           24,010
       7,943 * ResMed, Inc. ...................................          433,688
       8,220 * SciClone Pharmaceuticals, Inc. .................           43,237
       1,344 * Sequenom, Inc. .................................           20,160
         881 * Sonic Innovations, Inc. ........................            4,405
      12,649 * Sunrise Technologies, Inc. .....................           29,599
       3,266 * SurModics, Inc. ................................          177,148
       4,996 * Syncor International............................          145,583
       8,165 * Targeted Genetics Corp. ........................           41,397
       7,143 * Thoratec Laboratories Corp. ....................           77,859
       5,096 * Transkaryotic Therapies, Inc. ..................          132,093
       3,807 * United Therapeutics Corp. ......................           49,491
       8,357 * Varian Medical Systems, Inc. ...................          605,883
       2,679 * Ventana Medical Systems, Inc. ..................           68,207
       5,102 * Vical, Inc. ....................................           71,683
       2,627   West Pharmaceutical Services....................           70,693
       2,247 * Zoll Medical Corp. .............................           54,130
                                                                  --------------
                                                                       8,188,027
                                                                  --------------
               MERCHANDISING - DEPARTMENT - 0.73%
       4,718 * 99 Cents Only Stores............................          128,565
       8,590   Blyth, Inc. ....................................          211,056
      20,378 * Borders Group, Inc. ............................          372,306
      20,650   Dillards, Inc., Class A.........................          337,008
       9,333 * Neiman Marcus Group, Inc., Class A..............          310,322

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISING - DEPARTMENT - Continued
      24,445   Pier 1 Imports, Inc. ...........................   $      287,229
       6,585 * Stein Mart, Inc. ...............................           69,406
                                                                  --------------
                                                                       1,715,892
                                                                  --------------
               MERCHANDISING - DRUG - 0.26%
       1,255 * Allos Therapeutics, Inc. .......................            7,755
       4,710 * Duane Reade, Inc. ..............................          175,683
       7,528   Longs Drug Stores Corp. ........................          180,672
       4,219 * MGI Pharma, Inc. ...............................           43,245
      15,749 * Perrigo Co. ....................................          219,384
                                                                  --------------
                                                                         626,739
                                                                  --------------
               MERCHANDISING - FOODS - 0.81%
       7,088 * CEC Entertainment, Inc. ........................          306,909
         226   Farmer Brothers Co. ............................           49,494
      10,140   Fleming Companies, Inc. ........................          322,148
       4,408   Great Atlantic & Pacific Tea Co. ...............           51,089
       5,103 * IHOP Corp. .....................................          130,127
       2,467   Ingles Markets, Inc., Class A...................           25,114
       7,677   Ruddick Corp. ..................................          115,769
       2,969 * Smart & Final, Inc. ............................           32,659
      13,532 * Smithfield Foods, Inc. .........................          493,241
       6,807 * Whole Foods Market, Inc. .......................          389,837
                                                                  --------------
                                                                       1,916,387
                                                                  --------------
               MERCHANDISING - MASS - 0.42%
         686 * Coldwater Creek, Inc. ..........................           16,017
       3,256 * Factory 2-U Stores, Inc. .......................          100,903
       8,353 * Insight Enterprises, Inc. ......................          192,203
         537 * Pricesmart, Inc. ...............................           22,823
       3,768 * SCP Pool Corp. .................................          127,961
       7,315 * ShopKo Stores, Inc. ............................           54,863
      35,326 * Venator Group, Inc. ............................          469,836
                                                                  --------------
                                                                         984,606
                                                                  --------------
               MERCHANDISING - SPECIALTY - 1.97%
       3,169 * Advanced Energy Industries......................          103,625
       2,950   Advanced Marketing Services, Inc. ..............           48,675
      16,183   American Greetings Corp., Class A...............          202,935
       7,337 * Ames Department Stores, Inc. ...................           19,076
       5,879 * APAC Teleservices, Inc. ........................           19,577
       4,420   Arctic Cat, Inc. ...............................           62,985

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISING - SPECIALTY - Continued
       6,917 * Avid Technology, Inc. ..........................   $       98,291
      12,863 * Barnes & Noble, Inc. ...........................          413,545
       2,623 * Barnesandnoble.com, Inc. .......................            4,669
      15,078 * Boyds Collection, Ltd. .........................          139,472
      11,190   Caseys General Stores, Inc. ....................          120,404
       6,338   Cash America International......................           45,634
       3,607 * Central Garden & Pet Co. .......................           25,105
      24,071 * Charming Shoppes, Inc. .........................          145,630
       9,561 * Copart, Inc. ...................................          229,464
       8,038 * Earthshell Corp. ...............................           26,124
       1,641 * Expedia, Inc., Class A..........................           49,279
       3,401 * Fossil, Inc. ...................................           76,012
       6,752 * GOTO.Com........................................          150,975
       5,635 * Guitar Center, Inc. ............................          100,021
       2,300   Hancock Holding Co. ............................           86,595
      37,011 * Hanover Direct, Inc. ...........................           11,103
      36,043   Ikon Office Solutions, Inc. ....................          291,948
       3,474 * International Specialty Products, Inc. .........           33,733
       5,920 * Mechanical Technology, Inc. ....................           60,147
       7,457 * Michaels Stores, Inc. ..........................          277,400
      11,349   Nu Skin Enterprises, Inc., Class A..............           80,578
      28,848 * OfficeMax, Inc. ................................          102,410
       2,125 * Parkervision, Inc. .............................           54,953
      28,399 * Petsmart, Inc. .................................          152,219
       7,030 * Rayovac Corp. ..................................          153,957
       6,077 * Rent-Way, Inc. .................................           43,147
       2,540   Russ Berrie and Co., Inc. ......................           67,945
       4,928 * Seitel, Inc. ...................................           86,240
      11,561 * Sitel Corp. ....................................           26,243
      10,585 * Sotheby's Holdings, Inc., Class A...............          203,338
       2,953   South Jersey Industries, Inc. ..................           89,771
       3,746   Spiegel, Inc., Class A..........................           28,507
       4,541 * SportsLine.com, Inc. ...........................           12,488
       4,960   Sturm, Ruger & Co., Inc. .......................           45,682
       3,710 * The Yankee Candle Co. ..........................           69,006
       5,328 * Twinlab Corp. ..................................            9,324
       2,177 * Ultimate Electronis, Inc. ......................           53,772
       8,065 * United Stationers, Inc. ........................          229,449
       3,051 * Whitehall Jewellers.............................           26,117
       8,758 * Zale Corp. .....................................          284,810
                                                                  --------------
                                                                       4,662,380
                                                                  --------------

--------------------------------------------------------------------------------

 32                                                   May 31, 2001
         AG SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               METALS - ALUMINUM - 0.09%
       3,135   Century Aluminum Co. ...........................   $       62,072
       7,304 * Kaiser Aluminum Corp. ..........................           30,312
       6,493   Tredegar Corp. .................................          129,081
                                                                  --------------
                                                                         221,465
                                                                  --------------
               METALS - COPPER - 0.05%
       6,444   Southern Peru Copper Corp. .....................           89,313
       2,055 * Wolverine Tube, Inc. ...........................           33,908
                                                                  --------------
                                                                         123,221
                                                                  --------------
               METALS - MISCELLANEOUS - 0.76%
       4,216   Brush Engineered Materials......................           91,065
       3,309   Commercial Metals Co. ..........................           84,214
      30,378 * Freeport-McMoRan Copper & Gold, Class B.........          476,023
       7,762   Kennametal, Inc. ...............................          272,679
       6,279   Metals USA, Inc. ...............................           13,877
       3,147   Penn Engineering & Manufacturing Corp. .........           61,367
      13,056   Precision Castparts Corp. ......................          584,517
       4,762 * RTI International Metals, Inc. .................           68,668
      10,309 * Steel Dynamics, Inc. ...........................          142,470
                                                                  --------------
                                                                       1,794,880
                                                                  --------------
               METALS - STEEL - 0.75%
      21,017   AK Steel Holding Corp. .........................          281,417
      33,053 * Bethlehem Steel Corp. ..........................           91,226
       4,723   Carpenter Technology Corp. .....................          139,329
       2,565   Cleveland-Cliffs, Inc. .........................           52,070
       1,878   Gibraltar Steel Corp. ..........................           35,306
      10,148   Harsco Corp. ...................................          277,040
       8,507 * Mueller Industries, Inc. .......................          272,224
       5,044   National Steel Corp., Class B...................            8,323
       4,144 * NS Group, Inc. .................................           64,149
       3,420   Quanex Corp. ...................................           76,437
       4,576   Reliance Steel & Aluminium Co. .................          125,154
       5,804   Ryerson Tull, Inc. .............................           76,032
       3,670   Valmont Industries, Inc. .......................           58,426
       7,949 * Weirton Steel Corp. ............................            8,267
      17,867   Worthington Industries, Inc. ...................          205,471
                                                                  --------------
                                                                       1,770,871
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MISCELLANEOUS - 0.96%
       2,100 * AMERCO, Inc. ...................................   $       37,904
       5,737 * Aurora Biosciences Corp. .......................          153,465
       1,190 * Bacou U.S.A., Inc. .............................           33,320
      13,253 * Brightpoint, Inc. ..............................           47,181
       9,103 * Cadiz, Inc. ....................................           84,294
       2,869   Championship Auto Racing Teams..................           42,404
         848 * Coorstek, Inc. .................................           30,104
       5,261 * Drugstore.com, Inc. ............................            6,050
       5,073 * Key3Media Group, Inc. ..........................           49,208
      10,115 * Mettler-Toledo International....................          454,164
       2,764 * Mobile Mini, Inc. ..............................           78,663
       5,126 * MP3.com, Inc. ..................................           24,964
       8,039 * MTI Technology..................................           15,837
       9,268 * Navigant Consulting Co. ........................           65,895
       4,843 * Protection One, Inc. ...........................            6,538
       8,780   Regis Corp. ....................................          168,927
       4,480 * School Specialty, Inc. .........................          103,981
       3,557 * Universal Display Corp. ........................           60,291
      20,502   USEC, Inc. .....................................          192,104
       2,031   Valhi, Inc. ....................................           25,489
       5,475 * Ventro Corp. ...................................            3,121
       8,109 * Veritas DGC, Inc. ..............................          283,896
       7,749 * Viewpoint Corp. ................................           39,907
       6,915   Wabtec..........................................           90,241
       4,214 * Women.com Networks, Inc. .......................            1,812
       2,149   Woodward Governor Co. ..........................          162,636
                                                                  --------------
                                                                       2,262,396
                                                                  --------------
               MOBILE HOMES - 0.21%
      12,119 * Champion Enterprises, Inc. .....................          128,703
       3,592   Coachmen Industries, Inc. ......................           35,848
       8,346   Fleetwood Enterprises, Inc. ....................          100,486
       2,158   McGrath Rentcorp................................           59,323
       3,997 * Monaco Coach Corp. .............................           87,774
       1,580   Skyline Corp. ..................................           38,394
       1,711   Thor Industries, Inc. ..........................           43,631
                                                                  --------------
                                                                         494,159
                                                                  --------------
               MULTIMEDIA - 0.00%
         600 * Liberty Livewire Corp. .........................            3,930
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               NATURAL GAS - DIVERSIFIED - 0.57%
       9,911   Atmos Energy Corp. .............................   $      229,934
       4,812   Laclede Gas Co. ................................          115,007
       4,511   New Jersey Resources Corp. .....................          201,371
       8,185 * Southern Union Co. .............................          162,554
       8,127   Southwest Gas Corp. ............................          187,978
       6,895   UGI Corp. ......................................          183,821
       2,019 * Universal Compression Holdings..................           65,416
       5,103   Western Gas Resources, Inc. ....................          194,424
                                                                  --------------
                                                                       1,340,505
                                                                  --------------
               OIL - INTEGRATED DOMESTIC - 0.47%
       4,109 * Belco Oil and Gas Corp. ........................           39,445
      20,809   Cross Timbers Oil Co. ..........................          613,866
       4,026 * Meridian Resource Corp. ........................           29,390
      20,078   Pennzoil-Quaker State Co. ......................          304,182
       7,884 * Tesoro Petroleum Corp. .........................          122,596
                                                                  --------------
                                                                       1,109,479
                                                                  --------------
               OIL - SERVICE - PRODUCTS - 0.51%
       6,308 * Cal Dive International, Inc. ...................          179,146
       2,362 * Drill Quip......................................           74,403
       1,943 * Gulf Island Fabrication, Inc. ..................           31,574
       6,031 * Lone Star Technologies, Inc. ...................          269,284
       1,984   Marine Products Corp. ..........................            8,730
       8,598 * Maverick Tube Corp. ............................          207,642
      19,773 * Parker Drilling Co. ............................          126,152
       4,603   SEMCO Energy, Inc. .............................           65,593
       8,452 * Syntroleum Corp. ...............................          100,156
       6,292 * Trico Marine Services, Inc. ....................           81,481
      11,175 * Unova, Inc. ....................................           56,434
                                                                  --------------
                                                                       1,200,595
                                                                  --------------
               OIL - SERVICES - 0.39%
       2,749 * Horizon Offshore, Inc. .........................           50,553
      25,100 * Key Energy Services, Inc. ......................          343,870
       4,041 * McMoRan Exploration Co. ........................           53,543
       5,332 * Oceaneering International, Inc. ................          125,302
       5,455 * Offshore Logistics, Inc. .......................          114,991
       3,390   RPC, Inc. ......................................           48,816
      11,423 * Superior Energy Services, Inc. .................          148,042
       6,936 * TransMontaigne, Inc. ...........................           39,951
                                                                  --------------
                                                                         925,068
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                   33
         AG SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               OIL/GAS PRODUCERS - 2.81%
       2,255 * Atwood Oceanics, Inc. ..........................   $       96,693
       7,489 * Barrett Resources Corp. ........................          533,591
       4,617   Berry Petroleum Co., Class A....................           64,869
       7,477 * Brown, Tom, Inc. ...............................          210,926
       6,855   Cabot Oil & Gas Corp., Class A..................          211,134
       1,625 * Callon Petroleum Co. ...........................           19,825
      32,094 * Chesapeake Energy Corp. ........................          264,776
       1,106 * Clayton Williams Energy, Inc. ..................           21,456
       5,678 * Comstock Resources, Inc. .......................           66,205
       4,159 * Denbury Resources, Inc. ........................           44,917
       7,108 * EEX Corp. ......................................           31,631
       3,962 * Evergreen Resources, Inc. ......................          178,290
       7,217 * Forest Oil Corp. ...............................          245,378
       6,807 * Frontier Oil Corp. .............................           91,214
      45,988 * Grey Wolf, Inc. ................................          298,462
       2,270 * Houston Exploration Co. ........................           77,157
       4,073 * HS Resources, Inc. .............................          266,252
       9,842 * Input/Output, Inc. .............................          117,120
       2,936 * Key Production Co., Inc. .......................           54,316
       5,419 * Louis Dreyfus Natural Gas Corp. ................          215,568
       5,283   Mitchell Energy & Development, Class A..........          285,599
       3,656 * Nuevo Energy Co. ...............................           73,486
       3,428   Patina Oil & Gas Corp. .........................          103,526
      16,895 * Patterson-UTI Energy, Inc. .....................          497,558
       1,813   Penn Virginia Corp. ............................           66,936
      25,086 * Pioneer Natural Resources Corp. ................          529,315
       3,979 * Plains Resources, Inc. .........................           99,475
      10,392   Pogo Producing Co. .............................          299,809
       2,255 * Prima Energy Corp. .............................           59,983
         858 * Prize Energy Corp. .............................           18,018
      12,756 * Pure Resources, Inc. ...........................          312,650
       2,510 * Spinnaker Exploration Co. ......................          102,107
       7,179   St. Mary Land & Exploration.....................          159,015
       5,643 * Stone Energy Corp. .............................          296,258
       5,766 * Swift Energy Co. ...............................          193,219
       8,180 * Unit Corp. .....................................          176,852
      12,488   Vintage Petroleum, Inc. ........................          269,741
                                                                  --------------
                                                                       6,653,327
                                                                  --------------
               PAPER/FOREST PRODUCTS - 0.72%
       6,856 * Buckeye Technologies, Inc. .....................           84,328
       7,099   Caraustar Industries, Inc. .....................           72,765

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               PAPER/FOREST PRODUCTS - Continued
       6,598   Glatfelter, P.H. Co. ...........................   $      101,279
      13,071   Longview Fibre Co. .............................          173,191
      26,602   Louisiana Pacific Corp. ........................          312,574
       3,535   Pope & Talbot, Inc. ............................           50,197
       7,213   Potlatch Corp. .................................          247,983
       6,917   Rayonier, Inc. .................................          309,467
       3,527   Schweitzer-Mauduit, Inc. .......................           73,714
       3,318   Standard Register Co. ..........................           54,747
       1,496 * Thermo Fibertek, Inc. ..........................            5,834
       2,699   Universal Forest Products, Inc. ................           53,008
      13,099   Wausau-Mosinee Paper Corp. .....................          176,837
                                                                  --------------
                                                                       1,715,924
                                                                  --------------
               PHOTOGRAPHY - 0.17%
       6,198 * Concord Camera Corp. ...........................           50,575
       1,640   CPI Corp. ......................................           32,308
       6,407 * Photronics, Inc. ...............................          149,027
      11,717   Polaroid Corp. .................................           56,007
       5,613 * Ultratech Stepper, Inc. ........................          104,739
                                                                  --------------
                                                                         392,656
                                                                  --------------
               POLLUTION CONTROL - 0.36%
       8,704   Calgon Carbon Corp. ............................           71,372
       4,165 * Cuno, Inc. .....................................          117,661
       2,213   Mine Safety Appliances Co. .....................           64,730
      17,791 * Newpark Resources, Inc. ........................          229,504
       9,184 * Tetra Tech, Inc. ...............................          264,867
       3,511 * URS Corp. ......................................           95,043
                                                                  --------------
                                                                         843,177
                                                                  --------------
               PUBLISHING - NEWS - 0.40%
      10,145   Hollinger International, Inc. ..................          156,233
      11,142   Lee Enterprises, Inc. ..........................          363,563
       2,414 * Martha Stewart Living, Class A..................           48,956
       4,915   Media General, Inc., Class A....................          240,835
       5,420 * Network Equipment Technologies..................           20,596
       2,094   Pulitzer, Inc. .................................          107,422
                                                                  --------------
                                                                         937,605
                                                                  --------------
               PUBLISHING/PRINTING - 1.06%
       6,263   Banta Corp. ....................................          175,364
       8,421   Bowne & Co., Inc. ..............................           97,684

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               PUBLISHING/PRINTING - Continued
       7,296   Harland, John H. Co. ...........................   $      137,311
       7,155   Houghton Mifflin Co. ...........................          390,377
       2,397 * Information Holdings, Inc. .....................           54,172
      11,630   John Wiley & Sons, Inc., Class A................          234,926
      10,901 * Journal Register Co. ...........................          185,317
       4,787   McClatchy Co., Class A..........................          189,278
       3,052   New England Business Service....................           53,105
       7,871 * R.H. Donnelley Corp. ...........................          224,324
       7,503 * Scholastic Corp. ...............................          299,745
      10,681 * Topps Co., Inc. ................................          106,276
       9,858 * ValueVision International, Class A..............          201,793
       9,700   Wallace Computer Services, Inc. ................          166,258
                                                                  --------------
                                                                       2,515,930
                                                                  --------------
               RAILROAD - 0.08%
      11,828 * Wisconsin Central Transport.....................          195,990
                                                                  --------------
               REAL ESTATE - 0.23%
       5,260 * CB Richard Ellis Services, Inc. ................           81,267
       4,762 * Insignia Financial Group, Inc. .................           57,144
       5,793   LNR Property Corp. .............................          180,162
      12,629   Republic Bancorp, Inc. .........................          169,355
       1,832 * Tejon Ranch Co. ................................           48,182
                                                                  --------------
                                                                         536,110
                                                                  --------------
               REAL ESTATE INVESTMENT TRUSTS - 7.03%
         853 * Alexander's, Inc. ..............................           54,080
       3,373   Alexandria Real Estate Equities.................          122,811
      21,891   Allied Capital Corp. ...........................          539,832
       3,891   Amli Residential Properties.....................           88,326
      15,237   Arden Realty, Inc. .............................          375,135
       4,541   Bedford Property Investors, Inc. ...............           88,550
       4,372   Boykin Lodging Co. .............................           52,027
       8,648   Brandywine Realty Trust.........................          172,960
      11,809   BRE Properties, Inc., Class A...................          353,680
       8,068   Burnham Pacific Properties......................           38,081
      10,364   Cabot Industrial Trust..........................          200,543
       9,716   Camden Poperty Trust............................          334,230
       5,479   Capital Automotive REIT.........................           87,938
       5,020   Capstead Mortgage Corp. ........................           90,360
      26,384 * Catellus Development Corp. .....................          448,528
       6,436   CBL & Associates Properties.....................          184,070
       5,690   CenterPoint Properties Corp. ...................          273,120

--------------------------------------------------------------------------------

 34                                                   May 31, 2001
         AG SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUSTS - Continued
       5,497   Chateau Communities, Inc. ......................   $      166,174
       4,098   Chelsea Property Group, Inc. ...................          178,263
       5,313   Colonial Properties Trust.......................          158,062
       7,775   Commercial Net Lease Realty.....................           99,520
       8,755   Cornerstone Realty Income.......................           91,052
       6,359 * Corrections Corp. of America....................           82,349
      10,145   Cousins Properties, Inc. .......................          266,205
       3,508 * Crestline Capital Corp. ........................          102,083
      13,989   Developers Diversified Realty...................          235,715
       4,043   EastGroup Properties, Inc. .....................           87,733
       3,753   Entertainment Properties Trust..................           61,024
       9,387   Equity Inns, Inc. ..............................           87,299
       4,767   Essex Property Trust, Inc. .....................          223,811
      10,088   Federal Realty Investment Trust.................          210,335
      11,625   Felcor Lodging Trust, Inc. .....................          279,000
      10,018   First Industrial Realty Trust...................          313,063
       4,033   Forest City Enterprises, Inc., Class A..........          187,535
      14,306   Franchise Finance Corp. ........................          357,793
       5,928   Gables Residential Trust........................          167,407
       6,881   Glenborough Realty Trust, Inc. .................          127,092
       6,075   Glimcher Realty Trust...........................          100,663
       4,265   Great Lakes REIT, Inc. .........................           73,145
      12,306   Health Care Property Investors..................          419,881
       7,361   Health Care REIT, Inc. .........................          167,389
      10,336   Healthcare Realty Trust, Inc. ..................          257,573
      13,984   Highwoods Properties, Inc. .....................          348,901
       5,621   Home Properties of NY, Inc. ....................          161,323
      12,905   Hospitality Properties Trust....................          351,661
      33,383   HRPT Properties Trust...........................          291,100
      14,834 * IndyMac Bancorp, Inc. ..........................          344,891
       8,860   Innkeepers USA Trust............................          102,776
       7,725   IRT Property Co. ...............................           77,018
       8,380   JDN Realty Corp. ...............................           97,543
       7,589 * Jones Lang Lasalle, Inc. .......................           95,242
       3,138   JP Realty, Inc. ................................           67,153
       6,873   Kilroy Realty Corp. ............................          171,825
       1,692   Kimco Realty Corp., Class D.....................           45,599
       6,830   Koger Equity, Inc. .............................          108,939
       2,950   LaSalle Hotel Properties........................           50,150
       4,477   Lexington Corp. Properties......................           61,111
       7,978   Macerich Co. ...................................          186,526
       4,491   Manufactured Home Communities...................          121,931

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUSTS - Continued
      36,566 * Meditrust.......................................   $      204,404
       8,682   Meristar Hospitality Corp. .....................          198,384
       4,437   Mid-America Apt. Communities....................          106,932
       3,918   Mills Corp. ....................................           86,431
       3,308   National Golf Properties, Inc. .................           84,685
       6,218   National Health Investors, Inc. ................           56,273
      11,786   Nationwide Health Properties....................          209,791
      22,228   New Plan Excel Realty Trust.....................          380,321
       5,917   Pacific Gulf Properties, Inc. ..................           33,845
       5,012   Pan Pacific Retail Properties...................          116,780
       2,374   Parkway Properties, Inc. .......................           73,950
       3,211   Pennsylvania Real Estate Investment Trust.......           73,692
       9,348   Prentiss Properties Trust ......................          237,439
       2,340   Prime Group Realty Trust........................           31,613
       5,855   PS Business Parks, Inc. ........................          153,987
       6,784   Realty Income Corp. ............................          181,811
      14,299   Reckson Associates Realty Corp. ................          310,288
       7,992   Regency Centers Corp. ..........................          193,486
       6,337   RFS Hotel Investors, Inc. ......................           95,055
       2,837   Saul Centers, Inc. .............................           52,059
      15,375 * Security Capital Group, Inc. ...................          322,875
       3,244   Senior Housing Property Trust...................           41,329
       7,586   Shurgard Storage Centers, Inc., Class A.........          208,615
       5,626   SL Green Realty Corp. ..........................          158,935
       5,786   Smith, Charles E. Realty, Inc. .................          279,753
       3,076   Sovran Self Storage, Inc. ......................           75,393
       6,901   Storage USA, Inc. ..............................          239,465
       6,446   Summit Properties, Inc. ........................          157,927
       4,514   Sun Communities, Inc. ..........................          152,122
       8,316   Taubman Centers, Inc. ..........................          108,108
       4,095   Town & Country Trust............................           79,443
       6,340 * Trammell Crow Co. ..............................           64,668
      25,836   United Dominion Realty Trust....................          340,002
      15,393   Ventas, Inc. ...................................          142,385
       9,179   Washington Real Estate Investment Trust.........          212,953
       8,066   Weingarten Realty Investors.....................          353,775
       7,367   Westfield America, Inc. ........................          118,682
                                                                  --------------
                                                                      16,625,782
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               RESTAURANTS - 1.08%
       5,569   Applebees International, Inc. ..................   $      221,535
       8,869   Bob Evans Farms, Inc. ..........................          151,749
       2,091 * Buca, Inc. .....................................           45,584
      14,313   CBRL Group, Inc. ...............................          242,892
       6,929 * Cheesecake Factory..............................          240,921
       9,853 * Jack in the Box, Inc. ..........................          252,729
       1,633 * Krispy Kreme Doughnuts, Inc.....................          119,389
       5,480   Landry's Seafood Restaurants....................           82,200
       6,126   Lone Star Steakhouse & Saloon...................           79,454
       5,716   Luby's, Inc. ...................................           48,700
       2,170 * NPC International, Inc. ........................           22,677
       4,168 * O'Charley's, Inc. ..............................           72,523
       1,832 * P. F. Changs China Bistro, Inc. ................           70,898
       4,472 * Papa Johns International, Inc...................          114,349
       4,791 * RARE Hospitality International..................          111,487
      16,347   Ruby Tuesday, Inc. .............................          277,899
       7,960 * Ryan's Family Steak Houses......................           98,545
       6,758 * Sonic Corp. ....................................          168,274
       5,905 * The Steak n Shake Co. ..........................           49,012
       3,289 * Triarc Companies, Inc., Class A.................           83,047
                                                                  --------------
                                                                       2,553,864
                                                                  --------------
               SAVINGS & LOAN - 1.44%
       6,999   American Financial Holdings, Inc. ..............          145,719
       1,708   Andover Bancorp.................................           59,438
      11,202   Astoria Financial Corp. ........................          626,192
       7,208 * Bay View Capital Corp. .........................           49,375
       3,222   Brookline Bancorp, Inc. ........................           44,560
       8,281   Capitol Federal Financial.......................          147,899
       2,912   Dime Community Bancshares.......................           82,992
       5,422   Downey Financial Corp. .........................          234,068
       2,811   F&M Bancorp.....................................           72,945
       3,398   First Financial Holdings, Inc. .................           67,077
       2,349   First Indiana Corp. ............................           54,732
       8,420   First Sentinel Bancorp, Inc. ...................           94,472
       4,397 * FirstFed Financial Corp. .......................          130,811
       5,826   MAF Bancorp, Inc. ..............................          158,351
       8,784   New York Community Bancorp, Inc. ...............          290,223
       3,603   Northwest Bancorp, Inc. ........................           34,156
       2,746   OceanFirst Financial Corp. .....................           64,641
       6,714   Peoples Bank of Bridgeport Connecticut..........          157,779

--------------------------------------------------------------------------------

 May 31, 2001                                                   35
         AG SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SAVINGS & LOAN - Continued
       6,606   Provident Bankshares Corp. .....................   $      158,610
       6,275   Seacoast Financial Services Co. ................           91,552
       8,605   Staten Island Bancorp, Inc. ....................          229,323
       8,353   United Community Financial Co. .................           58,471
      14,629   Washington Federal, Inc. .......................          373,040
                                                                  --------------
                                                                       3,426,426
                                                                  --------------
               SCHOOLS - 0.46%
       3,213 * Bright Horizons Family Solutions................           87,490
       5,259 * Career Education Corp. .........................          264,843
       2,293 * Corinthian Colleges, Inc. ......................          100,571
       4,420 * Edison Schools, Inc. ...........................          105,903
       5,324 * Education Management Corp. .....................          176,704
       3,545 * ITT Educational Services, Inc. .................          127,620
       1,873   Strayer Education, Inc. ........................           83,761
       7,148 * Sylvan Learning Systems, Inc. ..................          132,238
                                                                  --------------
                                                                       1,079,130
                                                                  --------------
               SECURITIES RELATED - 0.59%
       8,081   Investors Financial Services....................          526,316
      11,098 * LaBranche & Co., Inc. ..........................          445,252
       3,565   Liberty Financial Companies.....................          119,428
      10,334   Raymond James Financial, Inc. ..................          300,719
                                                                  --------------
                                                                       1,391,715
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 0.60%
       5,985 * ATMI, Inc. .....................................          156,732
       4,404 * Brooks Automation, Inc. ........................          216,721
       1,387 * Dupont Photomasks...............................           66,368
       5,698 * Elantec Semiconductor, Inc. ....................          182,336
       6,358 * Emcore Corp. ...................................          207,589
       1,963 * HI/FN, Inc. ....................................           35,746
       3,574 * MKS Instruments, Inc. ..........................           95,437
       5,455 * Pericom Semiconductor Corp. ....................           80,079
       3,039 * Therma-Wave, Inc. ..............................           43,914
       8,357 * Varian Semiconductor Equipment..................          330,686
                                                                  --------------
                                                                       1,415,608
                                                                  --------------
               SEMICONDUCTORS - 1.07%
       5,623 * Actel Corp. ....................................          114,653
       6,744 * Alliance Semiconductor Corp. ...................           85,244
       7,669 * Anadigics, Inc. ................................          148,779
       5,059 * AXT, Inc. ......................................          137,048

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SEMICONDUCTORS - Continued
      12,347 * C-Cube Microsystems, Inc. ......................   $      180,266
      17,041 * Cirrus Logic, Inc. .............................          337,412
       5,189   Cohu, Inc. .....................................          109,384
       7,763 * Cymer, Inc. ....................................          223,342
       5,358 * Electroglas, Inc. ..............................           85,835
       6,888 * ESS Technology, Inc. ...........................           48,147
       9,905 * Exar Corp. .....................................          228,706
       6,540 * FSI International, Inc. ........................           75,014
       2,075 * Ibis Technology Corp. ..........................           26,353
       1,374 * IXYS Corp. .....................................           17,876
       7,486 * Mattson Technology, Inc. .......................          131,005
       2,760 * Microsemi Corp. ................................          158,700
      16,494 * MRV Communications, Inc. .......................          160,157
       1,547 * NETsilicon, Inc. ...............................            6,652
       4,049 * PLX Technology, Inc. ...........................           27,128
       5,003 * Quicklogic Corp. ...............................           25,315
       1,955 * Supertex, Inc. .................................           24,496
       5,440 * Three-Five Systems, Inc. .......................           82,525
       3,983 * White Electronic Designs Corp. .................           13,224
       4,450 * Zoran Corp. ....................................           84,016
                                                                  --------------
                                                                       2,531,277
                                                                  --------------
               TELECOMMUNICATIONS - 1.70%
       4,402   ABM Industries, Inc. ...........................          139,984
       9,416 * Adaptive Broadband Corp. .......................            5,838
       7,363   Adelphia Business Solutions.....................           29,010
       2,455 * AirGate PCS, Inc. ..............................          106,562
       1,421 * Airnet Communications Corp. ....................            3,453
       3,984 * Alamosa Holdings, Inc. .........................           47,330
       2,549 * Alaska Communication Systems Holdings, Inc. ....           15,804
      13,445 * Allied Riser Communications Corp. ..............           12,101
       5,713 * Anaren Microwave, Inc. .........................           94,550
       3,132 * Aperian, Inc. ..................................            3,539
      14,650 * ATSI Communications, Inc. ......................            7,618
       4,180 * Aware, Inc. ....................................           38,498
       3,386 * California Amplifier, Inc. .....................               34
       6,733 * Captaris, Inc. .................................           16,900
       2,440 * Carrier Access Corp. ...........................           18,178
       3,038 * Celeritek, Inc. ................................           39,494
       1,910 * Centennial Cellular Corp. ......................           24,715
       2,275 * Choice One Communications, Inc. ................           13,195
       6,975 * COM21, Inc. ....................................           18,135

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               TELECOMMUNICATIONS - Continued
       4,131 * CT Communications, Inc. ........................   $       61,139
       3,913 * CTC Communications Group........................           20,739
       2,528 * Cypress Communications, Inc. ...................            1,188
       2,291 * Deltathree, Inc. ...............................            2,176
       5,315 * Diamondcluster International, Inc., Class A.....           74,995
       2,483 * DSET Corp. .....................................            2,257
       2,277 * Electric Lightwave, Inc. .......................            3,461
       2,421 * Fibernet Telecom Group, Inc. ...................            4,479
      10,928 * General Communication, Inc. ....................          109,061
      16,188 * Glenayre Technologies, Inc. ....................           22,339
       2,251 * Golden Telecom, Inc. ...........................           21,159
       3,540   Hickory Tech Corp. .............................           48,852
       2,732 * Ibasis, Inc. ...................................           10,682
       5,251 * IDT Corp. ......................................          137,209
       5,723 * Illuinet Holdings, Inc. ........................          170,202
       2,970 * Impsat Fiber Networks...........................            8,762
      11,627 * Intelidata Technologies Corp. ..................           60,460
      13,397   Intermedia Communications, Inc. ................          228,687
       4,945   Inter-Tel, Inc. ................................           61,862
       8,394 * InterVoice-Brite, Inc. .........................           85,619
      13,316 * ITC/\Deltacom, Inc. ............................           70,708
       2,585 * LCC International, Inc. ........................           13,675
       7,658 * Leap Wireless Intl, Inc. .......................          236,632
       7,046 * Lightbridge, Inc. ..............................          109,002
       3,113 * Lodgenet Entertainment Corp. ...................           54,478
       2,477 * MCK Communications, Inc. .......................            5,127
       5,088 * Mediacom Communications Corp. ..................           91,838
       2,492 * Medicalogic/Medscape, Inc. .....................            2,592
       5,245 * Metricom, Inc. .................................           20,823
       8,346 * Motient Corp. ..................................            8,763
      12,466 * Mpower Communications Corp. ....................           22,065
       2,781 * Net2000 Communications, Inc. ...................            3,365
       2,757 * Network Plus Corp. .............................            8,574
       8,911 * NMS Communucations Corp. .......................           62,912
       3,745   North Pittsburgh Systems........................           41,944
       4,296 * Ntelos, Inc. ...................................           86,521
       4,443 * Pac-West Telecomm, Inc. ........................            9,508
      12,533 * Plantronics, Inc. ..............................          271,715
      11,382 * Price Communications Co. .......................          210,339
       6,764 * Primus Telecommunications Group.................            8,049
       6,875 * Proxim, Inc. ...................................           98,313
         110 * Quokka Sports, Inc. ............................               11

--------------------------------------------------------------------------------

 36                                                   May 31, 2001
         AG SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               TELECOMMUNICATIONS - Continued
       2,958 * Razorfish, Inc. ................................   $        2,633
       2,489 * Rural Cellular..................................           99,684
       7,263 * SBA Communications Corp. .......................          168,138
       7,552 * Somera Communications, Inc. ....................           48,333
       2,928 * Spectralink Corp. ..............................           26,791
       4,438 * Superconductor Technologies.....................           27,738
       2,303 * Superior Telecom, Inc. .........................            7,139
       5,986 * Symmetricom, Inc. ..............................           89,790
      17,394 * Talk America Holdings, Inc. ....................           24,352
       1,035 * Telaxis Communications Corp. ...................              807
       4,459 * Teligent, Inc. .................................            2,497
      18,924 * TeraForce Technology............................           11,354
      31,678 * Terremark Worldwide, Inc. ......................           56,387
       3,063 * Tollgrade Communications, Inc. .................           97,740
       3,968 * Tut Systems, Inc. ..............................            9,087
       2,446 * US LEC Corp. ...................................            9,075
       4,151 * ViaSat, Inc. ...................................           72,310
      12,603 * Viatel, Inc. ...................................            3,277
       1,874 * Vyyo, Inc. .....................................            3,373
       7,122 * Westell Technologies, Inc., Class A.............           15,099
       8,747 * Worldpages.com, Inc. ...........................           23,792
       1,598 * Z-Tel Technologies, Inc. .......................            3,196
                                                                  --------------
                                                                       4,009,812
                                                                  --------------
               TEXTILE - PRODUCTS - 0.43%
       5,235   G & K Services, Inc., Class A...................          134,801
      10,310 * Mohawk Industries, Inc. ........................          330,229
       6,814   Russell Corp. ..................................          122,311
       3,293   Springs Industries, Inc., Class A...............          148,844
      13,681 * Unifi, Inc. ....................................          106,712
       8,101   Wellman, Inc. ..................................          137,879
       8,314   WestPoint Stevens, Inc., Class A................           33,173
                                                                  --------------
                                                                       1,013,949
                                                                  --------------
               TOBACCO - 0.17%
       6,925   Universal Corp. ................................          275,754
       3,611   Vector Group, Ltd. .............................          122,846
                                                                  --------------
                                                                         398,600
                                                                  --------------
               TRUCKERS - 0.82%
       4,092 * Arkansas Best Corp. ............................           87,979
       5,217   Arnold Industries, Inc. ........................           96,775
      12,420   CNF, Inc. ......................................          395,701

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               TRUCKERS - Continued
       3,583 * Forward Air Corp. ..............................   $      109,282
       3,731 * Heartland Express, Inc. ........................          104,244
       1,792 * Knight Transportation, Inc. ....................           50,248
       2,172 * Landstar System, Inc. ..........................          144,221
       2,123 * M.S. Carriers, Inc. ............................           62,692
       3,169   Roadway Express, Inc. ..........................           82,964
      10,999 * Swift Transportation Co., Inc. .................          193,032
       6,684   USFreightways Corp. ............................          189,692
       7,118   Werner Enterprises, Inc. .......................          141,363
       3,014 * Xtra Corp. .....................................          154,076
       6,154 * Yellow Corp. ...................................          117,295
                                                                  --------------
                                                                       1,929,564
                                                                  --------------
               UTILITIES - COMMUNICATIONS - 0.04%
       2,784 * Commonwealth Telephone Entertainment............           98,999
                                                                  --------------
               UTILITIES - ELECTRIC - 2.53%
      19,277   Allete, Inc. ...................................          457,057
       5,150 * American Superconductor Corp. ..................          133,694
       5,969   Black Hills Corp. ..............................          327,698
      11,468   Cleco Corp. ....................................          266,631
      22,613   Conectiv........................................          508,793
      13,056 * El Paso Electric Co. ...........................          207,460
       4,475   Empire District Electric Co. ...................           88,381
       8,501   Hawaiian Electric Industries, Inc. .............          315,132
       9,536   Idacorp, Inc. ..................................          369,043
      15,765   Kansas City Power & Light Co. ..................          395,859
       4,214   Madison Gas & Electric Co. .....................           99,872
       5,983   Northwestern Corp. .............................          133,122
      19,863   OGE Energy Corp. ...............................          437,185
       6,196   Otter Tail Power Co. ...........................          152,112
       8,805   Public Service Co. of New Mexico................          318,477
       8,798   RGS Energy Group, Inc. .........................          328,517
      19,997   Sierra Pacific Resources........................          307,954
       3,650   UIL Holdings Corp. .............................          173,047
       7,725   UniSource Energy Corp. .........................          194,129
      21,529   Western Resources, Inc. ........................          452,109
      11,851   WGL Holdings, Inc. .............................          331,709
                                                                  --------------
                                                                       5,997,981
                                                                  --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               UTILITIES -
               GAS, DISTRIBUTION - 0.65%
      13,818   AGL Resources, Inc. ...........................   $      324,724
       7,023   Energen Corp. .................................          231,759
       6,431   Northwest Natural Gas Co. .....................          153,701
       3,299   NUI Corp. .....................................           70,994
       8,183   Piedmont Natural Gas Co., Inc. ................          290,415
       6,421 * Southwestern Energy Co. .......................           98,562
      17,260   Vectren Corp. .................................          381,273
                                                                 --------------
                                                                      1,551,428
                                                                 --------------
               UTILITIES - GAS, PIPELINE - 0.28%
       7,558   ONEOK, Inc. ...................................          318,192
       9,021   Peoples Energy Corp. ..........................          355,337
                                                                 --------------
                                                                        673,529
                                                                 --------------
               UTILITIES - MISCELLANEOUS - 0.64%
       4,815 * Casella Waste Systems, Inc. ...................           46,608
       4,298   CH Energy Group, Inc. .........................          186,963
      16,290 * Encompass Services Corp. ......................          144,004
      16,754   MDU Resources Group, Inc. .....................          611,521
       3,596 * Stericycle, Inc. ..............................          154,017
       5,330 * Waste Connections, Inc. .......................          159,154
       6,754   WPS Resources Corp. ...........................          223,625
                                                                 --------------
                                                                      1,525,892
                                                                 --------------
               WATER SERVICES - 0.19%
       2,569   American States Water Co. .....................           78,097
       3,533   California Water Service Group.................           87,442
      11,350   Philadelphia Suburban Corp. ...................          259,007
         512   S J W Corp. ...................................           40,832
                                                                 --------------
                                                                        465,378
                                                                 --------------
               TOTAL COMMON STOCK
               (Cost $235,479,944)............................      225,452,799
                                                                 --------------
               PREFERRED STOCK - 0.05%
               REAL ESTATE INVESTMENT TRUSTS - 0.05%
       1,538   Corrections Corp. of America, 12.00%, Series B,
               Convertible....................................           17,533
       5,900   Price Enterprises Inc., Series A...............           90,860
         778 * Prime Retail, Inc., Series B...................            2,661
                                                                 --------------
                                                                        111,054
                                                                 --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                   37
         AG SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               TELECOMMUNICATIONS - 0.00%
         689   Superior Trust I, Series A, 4.25%..............   $       11,575
                                                                 --------------
               TOTAL PREFERRED STOCK
               (Cost $154,897)................................          122,629
                                                                 --------------
               WARRANTS - 0.00%
               DRUGS - 0.00%
       3,251 * Endo Pharmaceuticals
               (Cost $ 22,347)................................            1,707
                                                                 --------------
               RIGHTS - 0.00%
               BANKS - REGIONAL - 0.00%
       2,488   Westcorp.......................................              149
                                                                 --------------
               FINANCE COMPANIES - 0.00%
       2,250 * WFS Financial, Inc. ...........................              653
                                                                 --------------
               SAVINGS & LOAN - 0.00%
       7,036   Bay View Capital Corp. ........................            6,185
                                                                 --------------
               SEMICONDUCTOR EQUIPMENT - 0.00%
           0 * ASML Holding N.V. .............................                7
                                                                 --------------
               TOTAL RIGHTS
               (Cost $6)......................................            6,994
                                                                 --------------
     PAR
    VALUE
 -----------

               SHORT-TERM INVESTMENTS - 4.32%
               REPURCHASE AGREEMENT - 3.65%
 $ 8,623,000   State Street Bank, 4.05% dated 05/31/01, to be
               repurchased at $8,623,970 on 06/01/01,
               collateralized by Federal National Mortgage
               Association Notes, 6.50%, 04/29/09, with a
               market value of $8,885,000.....................        8,623,000
                                                                 --------------
               U.S. TREASURY BILLS - 0.67%
   1,600,000   3.60% due 6/14/01..............................        1,597,911
                                                                 --------------
               TOTAL SHORT-TERM INVESTMENTS
               (Cost $10,220,911).............................       10,220,911
                                                                 --------------
               TOTAL INVESTMENTS
               (Cost $245,878,105) - 99.69%...................      235,805,040
                                                                 --------------
               Other assets less liabilities - 0.31%..........          724,611
                                                                 --------------
               NET ASSETS - 100.00%...........................   $  236,529,651
                                                                 --------------
               * Non-income producing

                                                                   UNREALIZED
CONTRACTS                                                         APPRECIATION

-------------------------------------------------------------------------------
      FUTURES CONTRACTS PURCHASED(1)
      (Delivery month/Value at 05/31/01)
 43(2)  Russell 2000 Index Futures
        (June 2001/$497)........................................ $      379,254
                                                                 --------------

(1) U.S. Treasury Bills with a market value of $1,597,911 were maintained in a segregated account with a portion placed as collateral for futures contracts.
(2)  Per 500.

--------------------------------------------------------------------------------

 38                       AG NASDAQ-100(R) INDEX FUND May 31, 2001
                                  Total Return

                                Since Inception*
--------------------------------------------------------------------------------
                                    -49.01%

* October 2, 2000


[CHART APPEARS HERE]

                                Top 10 Holdings

   1. Microsoft Corp. .........   9.20%
   2. Intel Corp. .............   4.61%
   3. QUALCOMM, Inc. ..........   4.00%
   4. Cisco Systems, Inc. .....   3.58%
   5. Oracle Corp. ............   2.58%
   6. Amgen, Inc. .............   2.33%
   7. Veritas Software Corp. ..   1.92%
   8. Maxim Integrated
      Products, Inc. ..........   1.69%
   9. Sun Microsystems, Inc. ..   1.69%
  10. Dell Computer Corp. .....   1.68%


MANAGEMENT OVERVIEW
A discussion with American General Investment Management L.P.

How did the Fund perform relative to its benchmark?
The NASDAQ 100 Index (NDX) has had only two positive months since October, 2000, when the NASDAQ 100 Index Fund was launched, and has lost 49.57%. After expenses, the fund has lost 49.01% since its inception.

What were the predominant portfolio themes?
Clearly this index, composed of 100 of the largest and/or most active non-financial stocks traded on the NASDAQ stock exchange, took the brunt of the stock market's revaluation of technology issues. While many of these issues had been quickly driven up to unrealistic and unsustainable values throughout 1999 and the first quarter of 2000, the correction was equally swift and very painful. Not only did three quarters of the issues in the index decline since the fund's inception, 45 of the 100 lost over half their market value, and Inktomi, XO Communications, and Ariba lost over 90%.

What is your outlook for the next fiscal year?
The NDX has shown signs of trying to find a bottom over the past two months, and the Federal Reserve's interest rate cuts should help. But the ripple effects of technology's downturn are still being felt, and, while the index may be forming a bottom, it could be a volatile process, and it may be a while before a new bull emerges in this sector of the market.

--------------------------------------------------------------------------------

 May 31, 2001                                                   39
             AG NASDAQ-100(R) INDEX FUND - SCHEDULE OF INVESTMENTS

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 87.12%
               ADVERTISING - 0.50%
       1,630 * TMP Worldwide, Inc. ............................   $       94,980
                                                                  --------------
               APPAREL & PRODUCTS - 0.68%
       2,780   Cintas Corp. ...................................          129,659
                                                                  --------------
               BROADCASTING - 1.77%
       2,210 * Adelphia Communications Corp., Class A..........           84,599
       6,130 * Comcast Corp., Class A Special..................          251,085
                                                                  --------------
                                                                         335,684
                                                                  --------------
               DRUGS - 8.06%
       1,120 * Abgenix, Inc. ..................................           44,643
       6,680 * Amgen, Inc. ....................................          443,418
       2,500 * Biogen, Inc. ...................................          150,775
       3,640 * Chiron Corp. ...................................          187,715
       1,650 * Genzyme Corp. - General Division................          176,451
       1,680 * Human Genome Sciences, Inc. ....................          111,468
       2,160 * IDEC Pharmaceuticals Corp. .....................          133,056
      10,190 * Immunex Corp. ..................................          161,002
       3,210 * Millennium Pharmaceuticals, Inc. ...............          122,526
                                                                  --------------
                                                                       1,531,054
                                                                  --------------
               ELECTRICAL EQUIPMENT - 0.25%
       1,340   Molex, Inc. ....................................           47,061
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 2.32%
       3,760 * Concord EFS, Inc. ..............................          190,632
       6,960 * Flextronics International, Ltd. ................          175,531
       8,140 * Metromedia Fiber Network, Inc. .................           32,723
       7,370 * Palm, Inc. .....................................           41,493
                                                                  --------------
                                                                         440,379
                                                                  --------------
               ENTERTAINMENT - 0.65%
       4,790 * USA Networks, Inc. .............................          123,869
                                                                  --------------
               HEAVY DUTY TRUCKS/PARTS - 0.30%
       1,180   PACCAR, Inc. ...................................           56,664
                                                                  --------------
               HOSPITAL SUPPLIES - 0.78%
       3,310   Biomet, Inc. ...................................          147,858
                                                                  --------------
               HOUSEHOLD PRODUCTS - 0.82%
       5,290 * Bed Bath & Beyond, Inc. ........................          156,425
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING - 2.66%
       2,370 * Comverse Technology, Inc. ......................   $      137,460
      18,470 * JDS Uniphase Corp. .............................          308,634
       4,970 * Parametric Technology Corp. ....................           59,143
                                                                  --------------
                                                                         505,237
                                                                  --------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 16.35%
       2,260 * Broadcom Corp. .................................           75,168
       3,030 * Citrix Systems, Inc. ...........................           72,417
       5,860 * I2 Technologies.................................          117,669
       1,590 * Inktomi Corp. ..................................           15,900
      25,260 * Microsoft Corp. ................................        1,747,487
      32,040 * Oracle Corp. ...................................          490,212
       5,550 * Peoplesoft, Inc. ...............................          223,943
       5,500 * Veritas Software Corp. .........................          364,375
                                                                  --------------
                                                                       3,107,171
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 4.07%
       6,640 * Apple Computer, Inc. ...........................          132,468
      13,090 * Dell Computer Corp. ............................          318,872
      19,510 * Sun Microsystems, Inc. .........................          321,330
                                                                  --------------
                                                                         772,670
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 2.43%
       3,240 * Ariba, Inc. ....................................           18,500
       5,180 * CMGI, Inc. .....................................           21,756
       2,140 * Cnet Networks, Inc. ............................           23,583
       4,870   Paychex, Inc. ..................................          187,154
       2,740 * Rationale Software Corp. .......................           66,034
       2,560 * VeriSign, Inc. .................................          144,640
                                                                  --------------
                                                                         461,667
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER SOFTWARE - 1.75%
       4,020 * BroadVision, Inc. ..............................           25,366
       3,150 * Check Point Software Technologies, Ltd. ........          169,659
       3,590 * Intuit, Inc. ...................................          115,095
       2,040 * Realnetworks, Inc. .............................           22,460
                                                                  --------------
                                                                         332,580
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               DATA SERVICES - 7.12%
       3,240   Adobe Systems, Inc. ............................   $      128,855
       3,460 * At Home Corp. ..................................           14,151
       4,900 * Bea Systems, Inc. ..............................          175,812
       3,160 * Brocade Communication...........................          123,240
       3,120 * Compuware Corp. ................................           34,414
       1,840 * Electronic Arts.................................          108,358
       2,140 * Fiserv, Inc. ...................................          117,935
       1,190 * Mercury Interactive Corp. ......................           70,496
       4,620 * Network Appliance, Inc. ........................           85,932
       1,040 * Nvidia Corp. ...................................           89,034
       5,240 * Novell, Inc. ...................................           23,737
       6,920 * Siebel Systems, Inc. ...........................          313,891
       3,690 * Yahoo!, Inc. ...................................           66,826
                                                                  --------------
                                                                       1,352,681
                                                                  --------------
               INFORMATION PROCESSING -
               NETWORKING - 5.03%
       2,380   3Com Corp. .....................................           13,233
      35,370 * Cisco Systems, Inc. ............................          681,226
       7,930 * Exodus Communications, Inc. ....................           62,885
       2,870 * Juniper Networks, Inc. .........................          122,061
       2,430 * PMC-Sierra, Inc. ...............................           76,059
                                                                  --------------
                                                                         955,464
                                                                  --------------
               MERCHANDISE - DRUG - 0.65%
       3,120 * Medimmune, Inc. ................................          124,394
                                                                  --------------
               MERCHANDISE - SPECIALTY - 1.27%
       3,250 * Amazon.com, Inc. ...............................           54,243
       3,250 * Costco Wholesale Corp. .........................          126,458
       4,190 * Staples, Inc. ..................................           60,755
                                                                  --------------
                                                                         241,456
                                                                  --------------
               MISCELLANEOUS - 2.01%
       2,750 * Ebay, Inc. .....................................          166,430
       5,910 * Gemstar-tv Guide International..................          214,947
                                                                  --------------
                                                                         381,377
                                                                  --------------
               PAPER/FOREST PRODUCTS - 0.26%
       3,290 * Smurfit-Stone Container Corp. ..................           49,251
                                                                  --------------

--------------------------------------------------------------------------------

 40                                                   May 31, 2001
       AG NASDAQ-100(R) INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE
--------------------------------------------------------------------------------
               RESTAURANTS - 0.74%
       7,240 * Starbucks Corp. ................................   $      141,325
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 3.37%
       5,760 * Applied Materials, Inc. ........................          287,596
       3,080 * KLA-Tencor Corp. ...............................          158,990
       1,490 * Microchip Technology, Inc. .....................           34,196
       1,970 * Novellus Systems, Inc. .........................           94,363
       1,290 * QLogic Corp. ...................................           65,803
                                                                  --------------
                                                                         640,948
                                                                  --------------
               SEMICONDUCTORS - 11.29%
       7,520 * Altera Corp. ...................................          180,480
       4,760 * Applied Micro Circuits Corp. ...................           86,013
       4,810 * Atmel Corp. ....................................           53,391
       3,690 * Conexant Systems, Inc. .........................           31,291
      32,420   Intel Corp. ....................................          875,663
       5,810   Linear Technology Corp. ........................          278,880
       6,310 * Maxim Integrated Products, Inc. ................          321,936
       2,830 * Vitesse Semiconductor Corp. ....................           69,929
       6,020 * Xilinx, Inc. ...................................          248,325
                                                                  --------------
                                                                       2,145,908
                                                                  --------------
               TELECOMMUNICATIONS - 11.99%
      13,380 * ADC Telecommunications, Inc. ...................          102,758
       5,340 * CIENA Corp. ....................................          289,161
       3,340 * EchoStar Communications Corp., Class A..........          102,171
      13,170   Ericsson LMTEL Co. - ADR, Series B..............           84,288
       3,510 * Level 3 Communications, Inc. ...................           39,312
       6,510 * McLeodUSA, Inc., Class A........................           30,011
      12,860 * Nextel Communications, Inc., Class A............          204,731
       2,770 * PanAmSat Corp. .................................          104,291
      12,500 * QUALCOMM, Inc. .................................          759,250
       2,550 * RF Micro Devices, Inc. .........................           66,504
       4,500 * Sanmina Corp. ..................................          121,770
       3,220 * Tellabs, Inc. ..................................          109,512
      14,250 * Worldcom, Inc. .................................          254,220
       4,050 * Xo Communications...............................           11,786
                                                                  --------------
                                                                       2,279,765
                                                                  --------------
               TOTAL COMMON STOCK
               (Cost $23,130,078)..............................       16,555,527
                                                                  --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 11.52%
             REPURCHASE AGREEMENT - 7.43%
 $ 1,413,000 State Street Bank, 4.05%, dated 05/31/01, to be repurchased at $1,413,159 on 06/01/01,
             collateralized by Federal Home Loan Mortgage
             Corp. Notes, 5.00% 11/15/04, with a market value
             of $1,443,300....................................   $    1,413,000
                                                                 --------------
             U.S. TREASURY BILLS - 4.09%
      50,000  3.83% due 06/07/01..............................           49,968
      75,000  3.81% due 06/07/01..............................           74,951
      10,000  3.61% due 07/05/01..............................            9,965
     225,000  3.60% due 06/14/01..............................          224,702
      35,000  3.55% due 07/05/01..............................           34,881
      55,000  3.55% due 07/12/01..............................           54,774
      50,000  3.52% due 07/12/01..............................           49,795
     155,000  3.47% due 07/12/01..............................          154,375
      75,000  3.44% due 07/12/01..............................           74,701
      50,000  3.41% due 07/12/01..............................           49,802
                                                                 --------------
                                                                        777,914
                                                                 --------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $2,190,915)................................        2,190,914
                                                                 --------------
             TOTAL INVESTMENTS
             (Cost $25,320,993) - 98.64%......................       18,746,441
                                                                 --------------
             Other assets less liabilities -  1.36%...........          258,273
                                                                 --------------
             NET ASSETS - 100.00%.............................   $   19,004,714
                                                                 --------------
             *Non-income producing

                                                  UNREALIZED
CONTRACTS                                        DEPRECIATION

---------------------------------------------------------------
            FUTURES CONTRACTS PURCHASED(1)
            (Delivery month/Value at 05/31/2001)
 46(2)        E-mini Nasdaq-100 Futures
              (June 2001/$1,803).................. $      (42,140)
  4(3)        Nasdaq-100 Futures
              (June 2001/$1,803)..................         (1,200)
                                                   --------------
                                                   $      (43,340)
                                                   --------------

(1) U.S. Treasury Bills with a market value of $523,769 were maintained in a segregated account with a portion placed as collateral for futures contracts.
(2)  Per 20.
(3)  Per 100.

-------------------------------------------------------------------------------

 May 31, 2001        FOUNDERS/T. ROWE PRICE SMALL CAP FUND      41
                                 Total Return

                               Since Inception*
-------------------------------------------------------------------------------
                                    -9.10%

* December 11, 2000




[CHART APPEARS HERE]

                                Top 10 Holdings


   1. Shaw Group Inc. .........   1.42%
   2. Rent-A-Center, Inc. .....   1.24%
   3. Cytyc Corp. .............   1.22%
   4. C.H. Robinson Worldwide,
      Inc. ....................   1.06%
   5. Instituform Technologies,
      Inc., Class A............   1.03%
   6. Harman International
      Industries, Inc. ........   1.01%
   7. Insight Enterprises,
      Inc. ....................   1.00%
   8. Brown & Brown, Inc. .....   1.00%
   9. Harris Corp. ............   0.97%
  10. Cephalon, Inc. ..........   0.96%


MANAGEMENT OVERVIEW
A discussion with Founders Asset Management LLC
(Manages approximately 50% of the portfolio)

How did the Fund perform relative to its benchmark?
Federal Reserve Board interest rate cuts during the period gave investors some confidence and convinced the market that the Fed would continue to act aggressively to stimulate a recovery in economic growth. But, growth stocks, which the Fund targets, continued to underperform relative to value stocks. The Founders portion of the Fund was hampered as a result, returning -18.43% from December 11, 2000, the Fund's inception, through May 31, 2001. This compares to the Russell 2000 Growth Index's loss of -6.03% for the period.

What were the dominant portfolio themes?
In this environment, we continue to rely on our bottom-up, fundamental process to find small-cap companies with strong earnings growth visibility at attractive prices. In today's slowing economic environment, we believe more downward revisions in earnings are likely for many stocks in the technology sector. Therefore, we've attempted to "steer clear" of the stocks we feel could see dramatic negative earnings revisions unless this scenario is already reflected in the stock's current valuation. We are monitoring this area closely, and are confident that the remaining technology stocks in the Fund represent core holdings with strong long-term fundamentals that may perform well during an eventual recovery.

Which portfolio holdings most enhanced the Fund's performance?
There were some bright spots during the period. In particular, the Fund has consistently remained overweight in the energy sector, which demonstrated outperformance during the period. Specifically, we saw solid performance from oil service stocks like Veritas DGC (0.74% of the Fund as of May 31, 2001), a seismic company, and from Cal Dive International (0.39% of the Fund), an offshore construction services company. The Fund also saw selected holdings in the consumer cyclicals sector perform well. Among these were digital consumer electronics retailer Tweeter Home Entertainment (0.32% of the Fund), which is benefiting from very strong digital television sales, and CDW Computers (0.47% of the Fund), a direct marketer of computer and networking products to small businesses.

Were there any disappointments in the Fund?
The Fund suffered during the period from poor stock selection across a variety of sectors. In particular, despite generally being underweight technology versus the benchmark during the period, the Fund saw poor performance from many of its holdings in the telecommunications equipment industry as carriers tightened up capital spending plans in the uncertain environment. In particular, holdings such as DMC Stratex Networks (0.46% of the Fund as of May 31, 2001), and Watchguard Technologies (no longer a Fund holding) saw significant declines. While we were significantly underweight in the poor-performing telecommunications services sector, the Fund suffered sharp losses in Spectrasite Holdings and Wireless Facilities (no longer Fund holdings) during the period.

What is your outlook for the next fiscal period?
Even though the duration of the economic slowdown remains uncertain, we continue to strategically position the Fund with growth-oriented small companies that we believe can produce strong earnings in any environment.

A discussion with T. Rowe Price Associates, Inc.
(Manages approximately 50% of the portfolio)

How did the Fund perform relative to its benchmark?
This Fund's inception date is less than a year old. For the inception-to-date period ending May 31, 2001, the NAF VP - Small Cap Stock Fund underperformed its benchmark, declining -9.10% versus a return of 3.39% for the Subadvised Lipper Small Cap-Core Funds Index. The North American Funds Small Cap VP is a multi-managed product. The performance returns mentioned above reflect the combined performance of the portfolio, not just the T. Rowe Price portion.

What were the dominant portfolio themes?
In a challenging market environment, Fund manager Greg McCrickard focused on companies with good franchises, clean balance sheets, and reasonable valuations. Strong stock selection within the Health Care and Information Technology sectors helped performance relative to the Russell 2000 Index.

Which portfolio holdings most enhanced the Fund's performance?
Two of the Fund's best holdings were radio station owner Citadel
Communications, which surged after agreeing to be acquired and optical supplies maker, Sola International, which surged 243% (year-to-date through 5/31/01) on news that their North American business had seen improving fundamentals.

Were there any disappointments for the Fund?
Fund performance was tempered by some of the financial names. After Downey Financial stock rose 175% in year 2000, this California thrift holding company fell on concerns a slower economy would dampen mortgage originations. Decision support software holding, NetIQ negatively impacted fund performance. Enterprises continue to reassess their IT budgets and these cuts have affected a broad number of companies within the technology industry. Business-to-business eCommerce company, PurchasePro.com was eliminated from the portfolio.

What is your outlook for the next fiscal period?
With fewer excesses in small caps relative to large caps, small caps should continue to outperform large caps. Liquidity should remain strong as investors diversify their portfolio into the small cap space. Mr. McCrickard is slowly moving to a growth bias as the gap between small cap value and small cap growth performance narrows. When coming out of negative market volatility, growth stocks tend to be strong in reasserting themselves. The Fund's Technology weightings are slowly rising in anticipation of the Russell 2000 rebalancing. Although the market will continue to remain volatile, reflecting higher levels of uncertainty, the Fund's bottoms-up blend of growth and value should present a meaningful opportunity for long-term investors.

-------------------------------------------------------------------------------

 42                                                   May 31, 2001
        FOUNDERS/T. ROWE PRICE SMALL CAP FUND - SCHEDULE OF INVESTMENTS

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 94.76%
               AEROSPACE/DEFENSE - 1.15%
     244,200 * Armor Holdings, Inc. ...........................   $    3,076,920
      20,600 * Doncasters, Plc. - ADR..........................          562,174
     363,900 * Remec, Inc. ....................................        2,987,619
      70,300 * Titan Corp. ....................................        1,571,908
                                                                  --------------
                                                                       8,198,621
                                                                  --------------
               AIRLINES - 0.85%
      66,300   Expeditors International of Washington, Inc. ...        4,269,057
     104,800 * Midwest Express Holdings, Inc. .................        1,791,032
                                                                  --------------
                                                                       6,060,089
                                                                  --------------
               APPAREL & PRODUCTS - 1.34%
      93,950 * American Eagle Outfitters, Inc. ................        3,452,663
      11,700 * Coach, Inc. ....................................          410,085
      42,600 * Columbia Sportswear Co. ........................        2,986,260
      55,000 * Quicksilver, Inc. ..............................        1,366,750
      85,400 * Urban Outfitters, Inc. .........................        1,352,736
                                                                  --------------
                                                                       9,568,494
                                                                  --------------
               APPLIANCES/FURNISHINGS - 0.16%
      42,300   Herman Miller, Inc. ............................        1,140,408
                                                                  --------------
               AUTO - CARS - 1.24%
     198,150 * Rent-A-Center, Inc. ............................        8,869,194
                                                                  --------------
               AUTO - REPLACEMENT PARTS - 0.24%
     102,800   Smith, A.O. Corp. ..............................        1,732,180
                                                                  --------------
               BANKS - REGIONAL - 2.58%
     142,500   Citizens Banking Corp. .........................        3,534,000
       3,500   Glacier Bancorp, Inc. ..........................           66,220
       5,800   Marshall & Ilsley Corp. ........................          296,380
     166,300 * Southwest Bancorp. of Texas ....................        5,231,798
     157,710   Valley National Bancorp ........................        4,255,016
     132,500   Westamerica Bancorp. ...........................        5,061,500
                                                                  --------------
                                                                      18,444,914
                                                                  --------------
               BROADCASTING - 2.22%
      95,300 * Citadel Communication ..........................        2,430,150
       1,300 * Classic Communication, Inc., Class A............              637
      91,900 * Emmis Communications Corp., Class A.............        2,842,467

               BROADCASTING - Continued
      65,100 * Entercom Communications Corp. ..................   $    3,187,947
     158,375 * Radio One, Inc., Class D........................        2,823,826
     262,700 * Sinclair Broadcast Group, Inc. .................        2,353,792
      57,400 * Young Broadcasting, Inc., Class A...............        2,221,380
                                                                  --------------
                                                                      15,860,199
                                                                  --------------
               BUILDING MATERIALS - 3.00%
       5,200 * Comfort Systems USA, Inc. ......................           18,824
     124,000 * Dal-Tile International, Inc. ...................        1,984,000
       3,100   LSI Industries, Inc. ...........................           80,910
     184,600   Matthews International Corp., Class A...........        6,464,692
     172,475 * Shaw Group, Inc. ...............................       10,138,081
      32,700 * Simpson Manufacturing Co. ......................        1,543,440
      11,800 * Trex Company, Inc. .............................          342,436
      91,700   U. S. Aggregates, Inc. .........................           92,617
      55,100   Watsco, Inc. ...................................          771,400
                                                                  --------------
                                                                      21,436,400
                                                                  --------------
               CHEMICAL - MAJOR - 0.00%
       2,700   Polymer Group, Inc. ............................            8,100
                                                                  --------------
               CHEMICAL - MISCELLANEOUS - 1.17%
     138,500 * Airgas, Inc. ...................................        1,426,550
     174,300   Arch Chemicals, Inc. ...........................        3,782,310
      40,300 * Cabot Microelectronics Corp. ...................        2,589,678
      12,000 * Eden Bioscience Corp. ..........................          223,200
      21,100   MacDermid, Inc. ................................          364,608
                                                                  --------------
                                                                       8,386,346
                                                                  --------------
               COMMERCIAL SERVICES - 0.66%
       3,300 * IT Group, Inc. .................................           20,559
     113,900 * Iron Mountain, Inc. ............................        4,682,429
       3,900 * MPW Industrial Services Group, Inc. ............            5,460
       1,400 * Sunsource, Inc. ................................            7,280
                                                                  --------------
                                                                       4,715,728
                                                                  --------------
               CONSUMER FINANCE - 0.79%
     182,500   Chittenden Corp. ...............................        5,657,500
                                                                  --------------
               CONTAINERS - PAPER - 0.42%
     194,100 * Ivex Packaging Corp. ...........................        2,989,140
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COSMETICS/TOILETRIES - 0.09%
      67,800 * Chattem, Inc. ..................................   $      673,932
                                                                  --------------
               DRUGS - 3.72%
      20,800 * Abgenix, Inc. ..................................          829,088
      50,600 * Alkermes, Inc. .................................        1,531,662
      29,450   ALPharma, Inc., Class A.........................          755,393
     110,750 * Celgene Corp. ..................................        3,141,977
     113,625 * Cephalon, Inc. .................................        6,883,403
      34,800 * COR Therapeutics, Inc. .........................        1,206,864
      15,100 * Cubist Pharma, Inc. ............................          421,290
      23,500 * Incyte Genomics, Inc. ..........................          498,670
      80,900 * Inhale Therapeutic Systems, Inc. ...............        2,268,436
      29,800 * Medarex, Inc. ..................................          822,480
      69,405 * Medicis Pharmaceutical, Class A.................        3,653,479
       4,300 * Neose Technologies, Inc. .......................          131,752
      33,400 * Neurocrine Biosciences, Inc. ...................        1,215,760
      20,900 * Noven Pharmaceuticals, Inc. ....................          645,392
      34,600 * NPS Pharmaceuticals, Inc. ......................        1,114,466
      12,000 * Regeneron Pharmaceuticals, Inc. ................          382,920
     106,700 * Triangle Pharmaceuticals, Inc. .................          487,619
      22,600 * ViroPharma, Inc. ...............................          657,434
                                                                  --------------
                                                                      26,648,085
                                                                  --------------
               ELECTRICAL EQUIPMENT - 2.40%
      36,000   Belden, Inc. ...................................          910,080
      84,400 * Benchmark Electronics, Inc. ....................        1,942,044
     105,300 * Electro Rent Corp. .............................        1,684,800
     163,600 * Littelfuse, Inc. ...............................        4,588,980
     175,175 * Microtune, Inc. ................................        2,888,636
      68,025 * Proton Energy Systems...........................          848,952
      83,450 * Tweeter Home Entertainment......................        2,253,150
     120,800   Woodhead Industries, Inc. ......................        2,048,768
                                                                  --------------
                                                                      17,165,410
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 2.89%
      73,600   Analogic Corp. .................................        3,404,000
      49,650 * Astropower, Inc. ...............................        2,564,919
      47,500 * FEI Co. ........................................        1,681,500
     203,400 * Harman International Industries, Inc. ..........        7,220,700
     108,900 * Harmonic Lightwaves, Inc. ......................          931,095
       4,300 * LoJack Corp. ...................................           24,295
     139,700   Methode Electronics, Inc., Class A..............        1,043,559
       9,900 * Molecular Devices Corp. ........................          218,394

--------------------------------------------------------------------------------

 May 31, 2001                                                   43
  FOUNDERS/T. ROWE PRICE SMALL CAP FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               ELECTRONIC INSTRUMENTS - Continued
      68,300 * Sawtek, Inc. ...................................   $    1,362,585
       1,400 * Strattec Security Corp. ........................           47,600
      86,500   Technitrol, Inc. ...............................        2,162,500
                                                                  --------------
                                                                      20,661,147
                                                                  --------------
               ENTERTAINMENT - 0.14%
      46,900 * Pegasus Communications Corp. ...................        1,003,660
                                                                  --------------
               FINANCE COMPANIES - 0.29%
      34,300 * Financial Federal Corp. ........................          879,795
      68,600 * ITLA Capital Corp. .............................        1,168,258
                                                                  --------------
                                                                       2,048,053
                                                                  --------------
               FINANCIAL SERVICES - 1.22%
      97,175 * Corp Exec Board Co. ............................        3,280,628
      20,900   First Bell Bancorp, Inc. .......................          303,050
       8,800   Frankfort First Bancorp, Inc. ..................          147,400
   4,996,450   T. Rowe Price Reserve Investment Fund...........        4,996,451
                                                                  --------------
                                                                       8,727,529
                                                                  --------------
               FOODS - 1.33%
      66,200 * American Italian Pasta Co., Class A.............        2,638,070
     161,200   International Multifoods Corp. .................        3,103,100
     101,300 * Performance Food Group Co. .....................        2,600,371
      13,900 * Seneca Foods Corp., Class A.....................          182,507
      28,400 * Seneca Foods Corp., Class B.....................          373,460
      70,900 * Wild Oats Markets, Inc. ........................          587,761
                                                                  --------------
                                                                       9,485,269
                                                                  --------------
               FOOTWEAR - 0.61%
      39,000 * Reebok International, Ltd. .....................        1,124,760
     192,100   Stride Rite Corp. ..............................        1,556,010
      38,525 * Timberland Co., Class A.........................        1,660,813
                                                                  --------------
                                                                       4,341,583
                                                                  --------------
               FREIGHT - 1.72%
     254,450   C. H. Robinson Worldwide, Inc. .................        7,595,333
      57,500 * EGL, Inc. ......................................        1,147,700
       1,000   International Shipholding Corp. ................            8,350
      74,400 * Seacor Smit, Inc. ..............................        3,548,880
                                                                  --------------
                                                                      12,300,263
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               GOLD MINING - 0.00%
      56,500 * Lihir Gold, Ltd. ...............................   $       23,198
                                                                  --------------
               HEALTHCARE - 5.92%
     148,738 * Accredo Health, Inc. ...........................        4,948,497
      92,400 * AmeriPath, Inc. ................................        2,357,124
     110,400 * Community Health Systems........................        2,816,304
      80,200 * Edwards Lifesciences Corp. .....................        1,858,234
      28,700 * First Health Group Corp. .......................        1,440,740
     149,200   Hooper Holmes, Inc. ............................        1,477,080
      89,400 * Lincare Holdings, Inc. .........................        5,188,776
     153,300 * MAXIMUS, Inc. ..................................        5,649,105
     152,900   Mentor Corp. ...................................        4,048,792
      21,700 * OSI Pharmaceuticals, Inc. ......................          981,274
      34,075 * Patterson Dental Co. ...........................        1,162,639
      70,800 * Professional Detailing, Inc. ...................        6,555,372
      49,000 * Province Healthcare Co. ........................        1,318,100
       2,800 * Renal Care Group, Inc. .........................           79,716
      96,200 * Steris Corp. ...................................        1,664,260
      16,300 * Trimeris, Inc. .................................          767,078
                                                                  --------------
                                                                      42,313,091
                                                                  --------------
               HOSPITAL MANAGEMENT - 1.07%
     104,000 * Eclipsys Corp. .................................        2,260,960
     104,500 * Lifepoint Hospitals, Inc. ......................        3,490,300
      62,100 * Orthodontic Centers of America..................        1,906,470
                                                                  --------------
                                                                       7,657,730
                                                                  --------------
               HOSPITAL SUPPLIES - 0.57%
      86,350 * MiniMed, Inc. ..................................        4,038,590
                                                                  --------------
               HOUSEHOLD PRODUCTS - 0.36%
      91,150 * Cost Plus, Inc. ................................        2,561,315
                                                                  --------------
               HUMAN RESOURCES - 0.00%
         700 * Kforce.com, Inc. ...............................            4,557
                                                                  --------------
               INFORMATION PROCESSING - 2.62%
      83,400 * CDW Computer Centers, Inc. .....................        3,324,324
     162,725 * Novatel Wireless, Inc. .........................          493,057
     122,250 * Garmin, Ltd. ...................................        2,446,222
     116,200 * F.Y.I., Inc. ...................................        4,979,170
     197,400 * Quanta Services, Inc. ..........................        6,687,912
      70,100 * Sipex Corp. ....................................          766,193
                                                                  --------------
                                                                      18,696,878
                                                                  --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               INFORMATION PROCESSING - BUSINESS SOFTWARE -
               3.25%
       2,300 * 724 Solutions, Inc. ...........................   $       21,252
      41,300 * Actuate Corp. .................................          502,208
      67,525 * Centillium Communications......................        1,586,838
      81,700 * Digital Impact, Inc. ..........................          142,975
       4,200 * Genomica Corp. ................................           19,236
      29,175 * Internet Security Systems, Inc. ...............        1,414,696
      74,550 * IntraNet Solutions, Inc. ......................        2,692,746
      76,825 * Macrovision Corp. .............................        3,971,084
      42,600 * Net.Genesis Corp. .............................           51,120
      80,828 * NetIQ Corp. ...................................        1,964,120
      11,400 * Quest Software, Inc. ..........................          355,224
      40,300 * Register.com...................................          310,310
     208,000 * Secure Computing Corp. ........................        3,284,320
     125,400 * Seebeyond Technology Corp. ....................        1,636,470
     322,800 * Sonicwall, Inc. ...............................        5,313,288
                                                                 --------------
                                                                     23,265,887
                                                                 --------------
               INFORMATION PROCESSING - COMPUTER HARDWARE -
               1.24%
     118,500 * Artesyn Technologies, Inc. ....................        1,612,785
       3,300   CompX International, Inc. .....................           40,920
     125,775 * DDI Corp. .....................................        2,648,822
      22,225 * Optimal Robotics Corp. ........................          662,527
      54,700 * Pixelworks, Inc. ..............................        1,376,252
     211,129 * Stratos Lightwave, Inc. .......................        2,402,648
      14,900 * Virata Corp. ..................................          152,725
                                                                 --------------
                                                                      8,896,679
                                                                 --------------
               INFORMATION PROCESSING - COMPUTER SERVICES -
               0.98%
      59,700 * Answerthink, Inc. .............................          409,542
       2,000 * Cambridge Technology Partners..................            6,090
      44,100   Global Payments, Inc. .........................        1,159,830
      76,100 * Igate Capital Corp. ...........................          146,873
      54,000 * Keynote Systems, Inc. .........................          548,100
     140,075 * Management Network Group, Inc. ................          938,502
      67,375 * Netegrity, Inc. ...............................        2,280,644
         300 * SunGard Data Systems, Inc. ....................           17,844
     210,600 * USinternetworking, Inc. .......................          275,886
      75,030 * Webex Communications, Inc. ....................        1,188,475
                                                                 --------------
                                                                      6,971,786
                                                                 --------------

--------------------------------------------------------------------------------

 44                                                   May 31, 2001
  FOUNDERS/T. ROWE PRICE SMALL CAP FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               INFORMATION PROCESSING - CONSUMER SOFTWARE -
               0.08%
      37,200 * Verity, Inc. ..................................   $      574,740
                                                                 --------------
               INFORMATION PROCESSING -
               DATA SERVICES - 3.58%
       1,400 * Activision, Inc. ..............................           47,683
     119,300   Analysts International Corp. ..................          651,378
      86,900 * BISYS Group, Inc. .............................        4,442,328
      77,000 * Black Box Corp. ...............................        4,463,690
     148,825 * Braun Consulting, Inc. ........................        1,199,530
     209,675 * Documentum, Inc. ..............................        2,931,257
      14,800 * Electronic Arts, Inc. .........................          871,572
         600   Jack Henry & Associates, Inc. .................           17,490
      79,125 * Keane, Inc. ...................................        1,496,254
      73,150 * Mentor Graphics Corp. .........................        1,923,845
     252,800 * Progress Software Corp. .......................        4,092,832
      60,900 * SPSS, Inc. ....................................          886,704
      40,900 * Tech Data Corp. ...............................        1,227,818
      29,900 * Zebra Technologies Corp., Class A..............        1,346,397
                                                                 --------------
                                                                     25,598,778
                                                                 --------------
               INFORMATION PROCESSING - NETWORKING - 0.27%
      37,500 * Concord Communications, Inc. ..................          255,000
      70,225 * Ixia...........................................          948,038
      77,600 * Packeteer, Inc. ...............................          570,360
      61,000 * Valicert, Inc. ................................          145,180
                                                                 --------------
                                                                      1,918,578
                                                                 --------------
               INSURANCE - CASUALTY - 0.09%
      25,100   Selective Insurance Group, Inc. ...............          627,500
                                                                 --------------
               INSURANCE - LIFE - 0.44%
      71,600   W. R. Berkley Corp. ...........................        3,114,600
                                                                 --------------
               INSURANCE - MISCELLANEOUS - 1.28%
     174,500   Brown & Brown, Inc. ...........................        7,137,050
      49,300   Harleysville Group, Inc. ......................        1,257,643
     133,000   London Pacific Group, Ltd. - ADR...............          771,400
                                                                 --------------
                                                                      9,166,093
                                                                 --------------
               INSURANCE - MULTILINE - 1.31%
      72,100   Horace Mann Educators Corp. ...................        1,525,636
      12,600 * Markel Corp. ..................................        2,466,450
     100,000   PartnerRe, Ltd. ...............................        5,355,000
                                                                 --------------
                                                                      9,347,086
                                                                 --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               LEISURE TIME - 0.59%
     184,850   Callaway Golf Co. ..............................   $    4,197,944
                                                                  --------------
               LODGING - 0.71%
     133,000 * Hotel Reservations, Inc., Class A...............        5,104,540
                                                                  --------------
               MACHINE TOOLS - 0.34%
      16,600 * Gilead Sciences, Inc. ..........................          859,050
      91,925 * PRI Automation, Inc. ...........................        1,535,148
                                                                  --------------
                                                                       2,394,198
                                                                  --------------
               MACHINERY - CONSTRUCTION & CONTRACTS - 1.35%
     201,775 * Insituform Technologies, Inc., Class A..........        7,364,788
      30,125 * Jacobs Engineering Group, Inc. .................        2,247,325
                                                                  --------------
                                                                       9,612,113
                                                                  --------------
               MACHINERY -
               INDUSTRIAL/SPECIALTY - 0.36%
      45,700   Actuant Corp., Class A..........................          671,790
       7,725 * Global Power Equipment Group....................          266,513
      19,800   IDEX Corp. .....................................          640,530
     119,100 * Layne Christensen Co. ..........................        1,012,350
                                                                  --------------
                                                                       2,591,183
                                                                  --------------
               MEDICAL TECHNOLOGY - 2.77%
      80,575 * Albany Molecular ...............................        2,760,500
     112,750 * Align Technology, Inc. .........................        1,127,500
         300 * Arena Pharmaceuticals, Inc. ....................            7,650
       1,600 * Brucker Daltonics, Inc. ........................           28,944
      30,825 * CIMA Labs, Inc. ................................        2,265,638
       3,800 * CV Therapeutics, Inc. ..........................          178,714
     398,800 * Cytyc Corp. ....................................        8,693,840
      22,800 * Deltagen, Inc. .................................          253,080
      63,500 * Lifeline Systems, Inc. .........................        1,174,750
      13,450 * Myriad Genetics, Inc. ..........................          834,573
      34,200 * Packard Bioscience Co. .........................          218,538
       2,800 * Serologicals Corp. .............................           63,951
      73,600 * Wilson Greatbatch Technologies, Inc. ...........        2,208,000
                                                                  --------------
                                                                      19,815,678
                                                                  --------------
               MERCHANDISE - DRUG - 0.25%
      47,830 * Duane Reade, Inc. ..............................        1,784,059
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISE - SPECIALTY - 1.75%
     310,500   Caseys General Stores, Inc. ....................   $    3,340,980
      62,900 * Keystone Automotive Industries, Inc. ...........          637,177
      79,700 * MSC Industrial Direct Co. ......................        1,342,148
     203,000 * Sola International, Inc. .......................        2,872,450
      63,550 * Ultimate Electronis, Inc. ......................        1,569,685
      96,100 * United Stationers, Inc. ........................        2,734,045
                                                                  --------------
                                                                      12,496,485
                                                                  --------------
               MERCHANDISING - DEPARTMENT - 0.51%
       5,000 * Bon-Ton Stores, Inc. ...........................           15,150
     109,500 * Neiman Marcus Group, Inc. Class A...............        3,640,875
                                                                  --------------
                                                                       3,656,025
                                                                  --------------
               MERCHANDISING - FOOD - 0.97%
     120,150 * CEC Entertainment, Inc. ........................        5,202,495
      30,750 * Whole Foods Market, Inc. .......................        1,761,053
                                                                  --------------
                                                                       6,963,548
                                                                  --------------
               MERCHANDISING - MASS - 1.88%
     311,725 * Insight Enterprises, Inc. ......................        7,172,792
     184,500 * SCP Pool Corp. .................................        6,265,620
                                                                  --------------
                                                                      13,438,412
                                                                  --------------
               METALS COPPER - 0.14%
      49,381   Newmont Mining Corp. ...........................        1,011,817
                                                                  --------------
               METALS - MISCELLANEOUS - 0.23%
     120,300 * Materials Sciences Corp. .......................          968,415
      67,600   NN, Inc. .......................................          689,520
                                                                  --------------
                                                                       1,657,935
                                                                  --------------
               METALS - STEEL - 0.53%
      38,600   Gibraltar Steel Corp. ..........................          725,680
     113,200   Harsco Corp. ...................................        3,090,360
                                                                  --------------
                                                                       3,816,040
                                                                  --------------
               MISCELLANEOUS - 1.17%
      27,600 * Aurora Biosciences Corp. .......................          738,300
         600 * Boron LePore & Associates, Inc. ................            8,046
     151,175 * Veritas DGC, Inc. ..............................        5,292,637
      31,200   Woodward Governor Co. ..........................        2,361,216
                                                                  --------------
                                                                       8,400,199
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                   45
  FOUNDERS/T. ROWE PRICE SMALL CAP FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MOBILE HOMES - 0.01%
       2,100   McGrath Rentcorp................................   $       57,729
                                                                  --------------
               NATURAL GAS - DIVERSIFIED - 0.50%
      96,150 * Hanover Compressor Co. .........................        3,556,589
                                                                  --------------
               OIL - INTEGRATED DOMESTIC - 0.66%
     160,200   Cross Timbers Oil Co. ..........................        4,725,900
                                                                  --------------
               OIL - INTEGRATED
               INTERNATIONAL- 0.40%
      89,700 * Chieftain International, Inc. ..................        2,856,945
                                                                  --------------
               OIL - SERVICE - PRODUCTS - 1.69%
      98,125 * Cal Dive International, Inc. ...................        2,786,750
         600 * Cooper Cameron Corp. ...........................           41,568
      23,600 * Grant Prideco, Inc. ............................          531,472
      43,500 * Hydril Co. .....................................        1,294,125
     129,850 * Lone Star Technologies, Inc. ...................        5,797,803
      28,200 * Weatherford International Inc. .................        1,589,634
                                                                  --------------
                                                                      12,041,352
                                                                  --------------
               OIL - SERVICES - 1.45%
     189,575 * Core Laboratories N.V. .........................        4,701,460
     164,600 * Key Energy Services, Inc. ......................        2,255,020
      21,100 * Smith International, Inc. ......................        1,639,470
     135,750 * Superior Energy Services, Inc. .................        1,759,320
                                                                  --------------
                                                                      10,355,270
                                                                  --------------
               OIL/GAS PRODUCERS - 2.18%
      49,700 * Atwood Oceanics, Inc. ..........................        2,131,136
      67,100 * Barrett Resources Corp. ........................        4,780,875
      84,900 * Forest Oil Corp. ...............................        2,886,600
      96,000   Noble Affiliates, Inc. .........................        3,984,960
      60,125 * Patterson-UTI Energy, Inc. .....................        1,770,681
                                                                  --------------
                                                                      15,554,252
                                                                  --------------
               PAPER/FOREST PRODUCTS - 0.28%
     112,200 * Buckeye Technologies, Inc. .....................        1,380,060
      40,900 * Smurfit-Stone Container Corp. ..................          612,273
                                                                  --------------
                                                                       1,992,333
                                                                  --------------
               POLLUTION CONTROL - 0.85%
      78,100 * Cuno, Inc. .....................................        2,206,325
     133,100 * Tetra Tech, Inc. ...............................        3,838,604
                                                                  --------------
                                                                       6,044,929
                                                                  --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               PUBLISHING/PRINTING - 0.98%
      67,900   Houghton Mifflin Co. ..........................   $    3,704,624
     190,200   New England Business Service, Inc. ............        3,309,480
                                                                 --------------
                                                                      7,014,104
                                                                 --------------
               REAL ESTATE INVESTMENT TRUSTS - 2.73%
      35,200   Apartment Investment & Management Co., Class
               A..............................................        1,614,624
     126,700   Arden Realty Group, Inc. ......................        3,119,354
     131,400   EastGroup Properties, Inc. ....................        2,851,380
      95,200   Gables Residential Trust.......................        2,688,448
     119,100   Glenborough Realty Trust, Inc. ................        2,199,777
     117,500   JP Realty, Inc. ...............................        2,514,500
      77,500   LaSalle Hotel Properties.......................        1,317,500
       4,700   Parkway Properties, Inc. ......................          146,405
      45,900   Reckson Associates Realty Corp., Class B ......        1,060,290
      87,300   Washington Real Estate Investors ..............        2,025,360
                                                                 --------------
                                                                     19,537,638
                                                                 --------------
               RESTAURANTS - 2.13%
      45,600   Applebees International, Inc. .................        1,813,968
      98,000 * Buca, Inc. ....................................        2,136,400
     173,900 * O'Charley's, Inc. .............................        3,025,860
       1,300 * Papa Johns International, Inc. ................           33,241
      12,200 * PJ America, Inc. ..............................           93,452
     380,600   Ruby Tuesday, Inc. ............................        6,470,200
      64,800 * Sonic, Inc. ...................................        1,613,520
       2,700 * Uno Restaurant Corp. ..........................           25,380
                                                                 --------------
                                                                     15,212,021
                                                                 --------------
               SAVINGS & LOAN - 1.09%
      38,000   Charter One Financial, Inc. ...................        1,149,500
     143,300   Downey Financial Corp. ........................        6,186,261
      18,400   Provident Bankshares Corp. ....................          441,784
                                                                 --------------
                                                                      7,777,545
                                                                 --------------
               SCHOOLS - 1.54%
      90,050 * Corinthian Colleges, Inc. .....................        3,949,592
     106,800 * Education Management Corp. ....................        3,544,692
      44,800 * ITT Educational Services, Inc. ................        1,612,800
      42,975   Strayer Education, Inc. .......................        1,921,842
                                                                 --------------
                                                                     11,028,926
                                                                 --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SEMICONDUCTOR EQUIPMENT - 2.11%
      81,000 * ATMI, Inc. .....................................   $    2,121,187
      72,650 * Brooks Automation, Inc. ........................        3,575,106
     113,125 * Emcore Corp. ...................................        3,693,531
      18,700 * HI/FN, Inc. ....................................          340,527
     130,175 * MKS Instruments, Inc. ..........................        3,476,063
      11,800   Newport Corp. ..................................          380,314
     103,250 * Therma-Wave, Inc. ..............................        1,491,963
                                                                  --------------
                                                                      15,078,691
                                                                  --------------
               SEMICONDUCTORS - 1.87%
         200 * Applied Micro Circuits Corp. ...................            3,613
     180,050 * AXT, Inc. ......................................        4,877,554
     142,825 * Cree, Inc. .....................................        4,099,078
      58,700 * Exar Corp. .....................................        1,355,383
     140,725 * GSI Lumonics, Inc. .............................        1,443,839
      63,650 * Mattson Technology, Inc. .......................        1,113,875
      93,000 * Quicklogic Corp. ...............................          470,580
                                                                  --------------
                                                                      13,363,922
                                                                  --------------
               TELECOMMUNICATIONS - 3.51%
      16,400 * AirGate PCS, Inc. ..............................          711,857
         200 * Airnet Communications Corp. ....................              486
         400 * American Tower Corp., Class A...................            9,896
      26,600 * Ditech Communications Corp. ....................          214,130
     578,575 * DMC Stratex Networks, Inc. .....................        3,268,949
     157,750 * Dycom Industries, Inc. .........................        2,555,550
     243,450   Harris Corp. ...................................        6,918,849
      88,350 * Illuinet Holdings, Inc. ........................        2,627,529
     207,925 * MasTec, Inc. ...................................        3,341,355
      37,900 * Peco II, Inc. ..................................          418,037
      17,100 * Rural Cellular..................................          684,855
      40,700 * Tekelec.........................................        1,362,229
       4,200 * Telecommunication Systems, Inc., Class A........           15,750
      19,800 * Vyyo, Inc. .....................................           35,640
      57,600 * West Corp. .....................................        1,617,408
      31,900 * Western Wireless Corp., Class A.................        1,271,853
                                                                  --------------
                                                                      25,054,373
                                                                  --------------
               TEXTILE - PRODUCTS - 0.39%
       2,500 * Cone Mills Corp. ...............................            3,474
       1,900   Culp, Inc. .....................................            6,536
       6,800 * Dan River, Inc., Class A........................           20,400

--------------------------------------------------------------------------------

 46                                                   May 31, 2001
  FOUNDERS/T. ROWE PRICE SMALL CAP FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               TEXTILE - PRODUCTS - (Continued)
      76,700   G & K Services, Inc., Class A...................   $    1,975,025
      99,800 * Unifi, Inc. ....................................          778,440
                                                                  --------------
                                                                       2,783,875
                                                                  --------------
               TRAVEL SERVICES - 0.24%
      93,600   UTI Worldwide, Inc. ............................        1,698,840
                                                                  --------------
               TRUCKERS - 0.73%
      38,800   CNF Transportation, Inc. .......................        1,236,167
      45,700 * Forward Air Corp. ..............................        1,393,850
      31,800 * Heartland Express, Inc. ........................          888,492
      21,300 * Hub Group, Inc., Class A........................          279,030
      50,675 * USFreightways Corp. ............................        1,438,157
                                                                  --------------
                                                                       5,235,696
                                                                  --------------
               UTILITIES - ELECTRIC - 1.16%
      37,800 * American Superconductor Corp. ..................          981,287
     291,400   Cleco Corp. ....................................        6,775,050
      20,900   UniSource Energy Corp. .........................          525,217
                                                                  --------------
                                                                       8,281,554
                                                                  --------------
               UTILITIES - MISCELLANEOUS - 0.75%
      87,225 * Stericycle, Inc. ...............................        3,735,846
      53,925 * Waste Connections, Inc. ........................        1,610,200
                                                                  --------------
                                                                       5,346,046
                                                                  --------------
               UTILITIES - GAS, DISTRIBUTION - 0.67%
     137,900 * National-Oilwell, Inc. .........................        4,757,550
                                                                  --------------
               WATER SERVICES - 0.00%
       3,200 * Waterlink, Inc. ................................              736
                                                                  --------------
               TOTAL COMMON STOCK
               (Cost $671,377,031).............................      677,196,322
                                                                  --------------

     PAR
    VALUE                                                          MARKET VALUE

--------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 4.85%
             COMMERCIAL PAPER
 $16,848,000 Ciesco L P,
             4.20% due 06/01/01................................   $   16,848,000
  17,790,000 Dow Chemical Co.,
             4.17% due 06/01/01................................       17,790,000
                                                                  --------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $34,638,000)................................       34,638,000
                                                                  --------------
             TOTAL INVESTMENTS
             (Cost $706,015,031) - 99.61%......................      711,834,322
                                                                  --------------
             Other assets less liabilities - 0.39%.............        2,773,822
                                                                  --------------
             NET ASSETS - 100.00%..............................   $  714,608,144
                                                                  --------------

    * Non-income producing

--------------------------------------------------------------------------------

 May 31, 2001            AG INTERNATIONAL EQUITIES FUND         47
                          Average Annual Total Return

-----------------------------------------------------------------------
   1 Year                         5 Years                      10 Years
-----------------------------------------------------------------------
   -19.59%                         3.25%                        5.46%



[CHART APPEARS HERE]

                                Top 10 Holdings

   1. BP Amoco, Plc. - ADR.....  2.31%
   2. Nokia Oyj AB.............  1.85%
   3. Toyota Motor Corp........  1.85%
   4. Novartis AG..............  1.60%
   5. Glaxo Wellcome, Plc. -
      ADR......................  1.38%
   6. TotalFinaElf SA..........  1.23%
   7. Nippon Tel+Tel Corp. ....  1.15%
   8. Vodafone Group, Plc. ....  1.11%
   9. Royal Dutch Petroleum
      Co., New York............  1.05%
  10. Nestle SA - ADR..........  1.05%


MANAGEMENT OVERVIEW
A discussion with VALIC

How did the Fund perform relative to its benchmark?
The fund tracked its benchmark poorly for the twelve months ending May 31, 2001. A wide monthly difference, from EAFE issues not held, in Mid-2000 caused this under-shoot. In a corrective action, the fund was reoptimized to hold a larger number of issues.

What were the dominant portfolio themes?
Two items led to disappointingly low returns. First, foreign currencies - particularly the Euro and the Yen, weakened against the Dollar. Second the technology, media, and telecommunication industries generated sharp losses as stocks in these areas had future earnings and revenue growth prospects severely questioned by investors.

Which portfolio holdings most enhanced the Fund's performance?
The oil and basic metals sectors were strong as prior restructurings, mergers, and flight from high tech benefited these groups.

Were there any disappointments in the Fund?
Poor growth in many G-7 nations, unexpected weakness in the Euro, and the meltdown in the high tech area were all very disappointing.

What is your outlook for the next fiscal period?
Continuing economic weakness in Japan, very slow recovery in Europe, and no end to the Dollar's strength make the early months of next fiscal period difficult.

--------------------------------------------------------------------------------

 48                                                   May 31, 2001
            AG INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               COMMON STOCK - 93.59%
               ADVERTISING - 0.43%
      33,000   Hays, Plc......................................   $      147,396
         750 * ISS A/S........................................           42,961
       7,000   Kamigumi Co., Ltd. ............................           32,091
       3,000   Kokuyo Co., Ltd. ..............................           34,345
       5,000   Lex Service, Plc...............................           39,966
       2,000 * Publicis Groupe S.A. ..........................           62,747
      14,000   WPP Group......................................          152,260
                                                                 --------------
                                                                        511,766
                                                                 --------------
               AEROSPACE/DEFENSE - 0.03%
       2,000   European Aeronautic Defense and Space Co. .....           39,272
                                                                 --------------
               AIRLINES - 0.26%
      36,500 * Alitalia Linee.................................           48,306
       2,000   Austrian Airlines..............................           19,298
       6,000   Bulgari S.p.A. ................................           67,737
      37,000   Japan Air Lines Co., Ltd. .....................          128,230
       1,500 * KLM Royal Dutch Airlines N.V. .................           28,287
         250 * Sairgroup......................................           17,352
                                                                 --------------
                                                                        309,210
                                                                 --------------
               APPAREL & PRODUCTS - 0.26%
      46,000 * Benetton Group S.p.A. .........................           70,370
       6,000   Citizen Watch Co., Ltd. .......................           38,913
       3,000   Onward Kashiyama Co., Ltd. ....................           30,283
         150 * Swatch Group...................................          166,333
                                                                 --------------
                                                                        305,899
                                                                 --------------
               APPLIANCES/FURNISHINGS - 1.18%
       8,000   Brother Industries.............................           20,727
      12,175   Dixons Group Plc...............................           41,131
      22,000   Matsushita Electric Industrial
               Co., Ltd. .....................................          403,432
      22,000   Matsushita Electric Industrial Co., Ltd. -
               ADR............................................          412,280
      20,000   Sanyo Electric Co., Ltd. ......................          133,748
       3,400   Sanyo Electric Co., Ltd. - ADR.................          112,540
      19,000 * Sharp Corp. ...................................          272,182
                                                                 --------------
                                                                      1,396,040
                                                                 --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               AUTO - CARS - 3.22%
       7,500   Daimlerchrysler AG..............................   $      342,235
       4,000 * Fiat S.p.A. ....................................           90,721
      12,000   Honda Motor Co., Ltd. ..........................          504,711
      70,000   Nissan Motor Co., Ltd. .........................          474,596
         400   Peugeot Citroen S.A. ...........................          110,577
      62,000   Toyota Motor Corp. .............................        2,190,444
       2,000 * Volkswagen AG...................................           97,334
                                                                  --------------
                                                                       3,810,618
                                                                  --------------
               AUTO - ORIGINAL EQUIPMENT - 0.33%
       4,000 * Beru AG.........................................          149,849
      12,000   GKN, Plc........................................          126,850
       5,000   NGK Spark Plug Co., Ltd. .......................           55,308
       6,000   Tsubakimoto Chain Co. ..........................           17,513
         956   Valeo S.A. .....................................           41,231
                                                                  --------------
                                                                         390,751
                                                                  --------------
               AUTO - REPLACEMENT PARTS - 0.33%
       4,050   Denso Corp. - ADR...............................          315,629
       2,191   Michelin (CGDE), Class B........................           76,169
                                                                  --------------
                                                                         391,798
                                                                  --------------
               BANKS - OTHER - 11.08%
      18,797   Allied Irish Banks Plc..........................          206,644
      38,000   Banca Di Roma S.p.A. ...........................          142,035
      74,496   Banco Santander Central Hispano S...............          708,723
       2,296   Bank of Yokohama Ltd. - ADR.....................           87,728
      30,709   Barclays, Plc...................................          920,953
       4,000   BCA Fideuram S.p.A. ............................           41,910
      70,370   BCA Intesa S.p.A. ..............................          261,242
      57,001   BCO Bilbao Vizcaya..............................          776,067
      33,085 * BCO Com Portugues...............................          130,659
       8,520   BCO Espir Santo.................................          115,279
       7,568   BNP Paribas S.A. ...............................          655,988
      27,500   BPI S.G.P.S. S.A. ..............................           73,254
       5,000   Credit Lyonnais S.A. ...........................          171,709
      12,000   Danske Bank A/S.................................          189,197
      13,000   Danske Bk A/S - ADR.............................          205,418
      10,500   Deutsche Bank AG................................          805,444
       1,739   Dresdner Bank AG................................           76,617
       4,000   Dresdner Bank AG - ADR..........................          176,643
      25,000   Joyo Bank, Ltd. ................................           76,127

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BANKS - OTHER - Continued
      98,342   Lloyds TSB Group, Plc...........................   $      976,109
          87 * Mitsubishi Tokyo Financial......................          817,766
       6,619   National Australia Bank, Ltd. - ADR.............          545,075
      13,112   Nordea AB.......................................           72,876
       5,700   Nordea AB - Eur.................................           31,331
      40,000   Nordea AB - Sek.................................          222,321
      45,995   Royal Bank Scotland Group.......................        1,056,542
      25,000   Sao Paolo Imi S.p.A. ...........................          338,049
       3,660   Sao Paolo Imi S.p.A. - ADR......................           99,369
      18,000   Shizuoka Bank...................................          155,653
       4,000   Standard Chartered, Plc.........................           54,960
      96,000   Sumitomo Bank...................................          816,420
       2,225   Tokai Bank - ADR................................          152,315
       7,306   UBS AG..........................................        1,089,416
          21 * UFJ Holdings, Inc. .............................          117,080
     100,000   UniCredito Italiano S.p.A. .....................          440,584
       9,300   Westpac Banking Corp., Ltd. - ADR...............          326,430
                                                                  --------------
                                                                      13,133,933
                                                                  --------------
               BANKS - REGIONAL - 0.57%
       1,500   Almanij Algem Maa N.V. .........................           50,993
      23,000 * Ashikaga Bank Ltd. .............................           34,438
       3,500   Bayerische Hypo-Und Vereinbank...                         168,145
      36,000   Bipop Carire S.p.A. ............................          135,473
      40,000   Daiwa Bank, Ltd. ...............................           46,433
         529 * Dexia Ex Dexia Bel..............................           78,510
         129   Dexia Ex Dexia Bel Strips VVPR..................                2
      17,000   Fukuoka City Bank, Ltd. ........................           72,216
       3,000   Gunma Bank, Ltd. ...............................           13,779
      22,000 * Hokuriku Bank, Ltd. ............................           40,528
       3,000   Yakult Honsha Co. ..............................           35,077
                                                                  --------------
                                                                         675,594
                                                                  --------------
               BEVERAGE - BREWERS/DISTRIBUTORS - 1.09%
       8,000   Asahi Breweries.................................           86,474
      21,642   Bass, Plc.......................................          238,747
      59,354   Diageo, Plc.....................................          639,624
      36,500   Foster's Brewing Group, Ltd. ...................           99,180
      18,000   Kirin Brewery Co., Ltd. ........................          171,702
       4,000   Takara Shuzo Co., Ltd. .........................           54,711
                                                                  --------------
                                                                       1,290,438
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                   49
      AG INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BEVERAGE - SOFT DRINKS - 0.19%
       3,217   Cadbury Schweppes, Plc..........................   $       20,766
       7,858   Cadbury Schweppes, Plc. - ADR...................          204,544
                                                                  --------------
                                                                         225,310
                                                                  --------------
               BROADCASTING - 0.40%
      25,000 * British Sky Broadcasting Group, Plc.............          254,522
       2,056   Canal Plus......................................            6,520
      13,000   Carlton Communications, Plc.....................           70,231
       1,000 * EM TV & Merchandising AG........................            3,044
      15,000   Mediaset S.p.A. ................................          140,801
                                                                  --------------
                                                                         475,118
                                                                  --------------
               BUILDING MATERIALS - 2.12%
      20,000   Asahi Glass Co., Ltd. ..........................          164,367
       5,330 * Bouygues S.A. ..................................          195,843
      21,000   Cementir S.p.A. ................................           32,410
      10,000   Cimpor Cimentos De Portugal, S.G.P.S. S.A. .....          207,353
       1,223   Compagnie De Saint Gobain.......................          181,921
      10,997   CRH, Plc........................................          190,456
       4,000   CSL, Ltd. ......................................           79,287
      20,500   CSR, Ltd. ......................................           64,433
       2,000   Fomento de Constucion Y Contra..................           40,507
         450 * Heidelberg Zement AG............................           21,196
       1,125 * Holcim, Ltd. ...................................          233,788
         250   Imetal..........................................           25,179
      60,000 * Impregilo S.p.A. ...............................           34,452
       5,000   Inax Corp. .....................................           36,171
       6,500   Italcementi S.p.A. .............................           55,517
      14,000   Kidde, Plc......................................           15,186
       2,669   Lafarge S.A. ...................................          248,726
       8,000   Nippon Sheet Glass..............................           67,497
      27,000   Pilkington, Plc.................................           44,219
      10,381   Rexam, Plc......................................           45,484
       9,000   Sumitomo Osaka Cement Co., Ltd. ................           22,258
      26,000   Taisei Corp. ...................................           61,020
       4,000   Tostem Corp. ...................................           69,650
       7,000   Toto, Ltd. .....................................           52,700
       4,000   Toyo Seikan Kaisha, Ltd. .......................           61,676
       1,000   Wienerberger Baustoffindustrie AG...............           16,566
      34,000   Wolseley, Plc...................................          240,328
                                                                  --------------
                                                                       2,508,190
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               CHEMICAL - MAJOR - 0.60%
      26,000   Asahi Chemical Industry Co., Ltd. ..............   $      121,383
       5,150   BASF AG.........................................          206,867
       5,000   Bayer AG........................................          197,417
       9,000   Imperial Chemical Industries, Plc...............           57,172
      12,000   Sekisui Chemical Co., Ltd. .....................           46,534
       1,800   Solvay S.A. ....................................           84,405
                                                                  --------------
                                                                         713,778
                                                                  --------------
               CHEMICAL - MISCELLANEOUS - 1.23%
       1,500   Air Liquide.....................................          208,537
       4,200   Akzo Nobel N.V. - ADR...........................          181,650
      10,000   Daicel Chemical Industries, Ltd. ...............           34,825
      16,000   Dainippon Ink and Chemicals, Inc. ..............           45,760
       4,000   Dainippon Screen Manufacturing
               Co., Ltd. ......................................           17,766
      11,000   Denki Kagaku Kogyo..............................           37,105
       1,750   Imperial Chemical Industries,
               Plc - ADR.......................................           44,905
       7,000   Kaneka Corp. ...................................           65,772
       6,000   Kuraray Co., Ltd. ..............................           44,566
         100   Lonza Group AG..................................           58,143
      39,000   Mitsubishi Chemical Corp. ......................          115,806
      11,000   Mitsubishi Gas Chemical Co. ....................           39,881
      12,000   Mitsubishi Rayon Co., Ltd. .....................           45,828
       5,000   Nippon Shokubai Co., Ltd. ......................           20,315
       3,100   Shin Etsu Chemical Co. .........................          119,953
      27,000 * Showa Denko K.K. ...............................           53,827
         600 * Sidel S.A. .....................................           23,974
      23,500   Smith & Nephew, Plc.............................          108,629
      25,000   Toray Industries, Inc. .........................          112,508
      13,000 * Tosoh Corp. ....................................           41,992
      18,000 * UBE Industries, Ltd. ...........................           41,184
                                                                  --------------
                                                                       1,462,926
                                                                  --------------
               CONGLOMERATES - 1.91%
      17,000   BHP, Ltd. ......................................          193,908
       6,890   BHP, Ltd. - ADR.................................          155,370
          20   D/S 1912........................................          154,262
          15   D/S Svendborg, Class B..........................          153,127
       3,500   DCC, Plc........................................           31,374
       3,000 * Groupe Bruxelles Lambert S.A. ..................          163,126
      10,000   IFIL S.p.A. ....................................           64,692
       2,800   Itochu Corp. - ADR..............................          111,227

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               CONGLOMERATES - Continued
       2,157   Lagardere Groupe S.C.A. ........................   $      112,727
      33,000   Mitsubishi Corp. ...............................          262,046
      34,000   Mitsui & Co. ...................................          224,226
       1,250   NKT Holdings A/S................................           27,364
       5,500   Norsk Hydro ASA.................................          229,372
       5,000   Orkla ASA, Class A..............................           88,947
      50,000   Tomkins, Plc....................................          133,996
       3,500 * UCB S.A. .......................................          103,533
       5,000   Wesfarmers, Ltd. ...............................           57,280
                                                                  --------------
                                                                       2,266,577
                                                                  --------------
               CONSUMER FINANCE - 0.38%
       2,500   Acom Co. .......................................          204,197
       4,000   Credit Saison Co., Ltd. ........................           95,895
       9,000 * Orient Corp. ...................................           17,564
         500   Orix Corp. .....................................           51,901
       1,000   Promise Co., Ltd. ..............................           79,408
                                                                  --------------
                                                                         448,965
                                                                  --------------
               COSMETICS/TOILETRIES - 1.10%
         850 * Beiersdorf AG...................................           80,147
       1,000   BIC.............................................           35,517
         210   Givaudan AG.....................................           56,493
       5,500 * L'Oreal S.A. ...................................          355,807
      29,000   L'Oreal S.A. - ADR..............................          376,087
       7,000   LVMH............................................          396,610
                                                                  --------------
                                                                       1,300,661
                                                                  --------------
               DRUGS - 8.07%
      10,000   Astrazeneca, Plc................................          471,469
      20,900   Astrazeneca, Plc - ADR..........................          999,438
       6,000   Chugai Pharmaceutical Co., Ltd. ................           96,652
       5,000 * Elan Corp., Plc.................................          283,927
      29,900   Glaxo Wellcome, Plc. - ADR......................        1,635,231
      28,930   GlaxoSmithKline, Plc............................          784,328
       4,000   Kaken Pharmaceutical Co., Ltd. .................           39,704
       2,000   Merck KGaA......................................           66,130
      49,840   Novartis AG.....................................        1,892,605
      12,000   Nycomed Amersham, Plc...........................           94,435
      12,644   Rhone Poulenc S.A. .............................          936,654
      14,500   Roche Holdings AG...............................        1,093,167
       2,000   Schering AG.....................................          102,662
       2,000   Shionogi & Co., Ltd. ...........................           44,499
       2,000   Taisho Pharmaceutical Co., Ltd. ................           40,209

--------------------------------------------------------------------------------

 50                                                   May 31, 2001
      AG INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER                                                             MARKET
  OF SHARES                                                           VALUE

--------------------------------------------------------------------------------
               DRUGS - Continued
      15,000   Takeda Chemical Industries. Ltd. ...............   $      763,375
       2,000   Terumo Corp. ...................................           37,348
       6,000   Yamanouchi Pharmaceutical Co., Ltd. ............          176,649
                                                                  --------------
                                                                       9,558,482
                                                                  --------------
               ELECTRICAL EQUIPMENT - 1.70%
       1,500   Advantest Corp. ................................          155,199
       3,000   Alps Electric Co., Ltd. ........................           33,588
      12,500   BBA Group, Plc..................................           51,489
       5,000   Fanuc Ltd. .....................................          268,758
      10,000   FKI, Plc........................................           37,859
       1,000   Hirose Electric Co., Ltd. ......................           90,007
      28,000 * Hitachi Zosen Corp. ............................           24,966
       4,000   Murata Manufacturing Co., Ltd. .................          318,304
       7,000   NGK Insulators, Ltd. ...........................           73,545
       6,000   Nikon Corp. ....................................           67,934
       5,000   Omron Corp. ....................................           88,745
       1,000 * Sagem S.A. .....................................           71,373
       4,000   Sanden Corp. ...................................           17,699
      15,000 * STMicroelectronics N.V. ........................          532,760
       1,400   Sumitomo Electric Industries,
               Ltd. - ADR......................................          187,107
                                                                  --------------
                                                                       2,019,333
                                                                  --------------
               ELECTRONIC EQUIPMENT - 0.10%
       4,000   Pioneer Corp. ..................................          120,458
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 1.27%
         300   Barco N.V. .....................................           13,700
         600   Barconet N.V. ..................................            1,573
      56,000   Hitachi, Ltd. ..................................          576,581
       3,000   Kyocera Corp. ..................................          279,862
      27,000   NEC Corp. ......................................          442,202
       3,110   Schneider S.A. .................................          186,728
                                                                  --------------
                                                                       1,500,646
                                                                  --------------
               ENTERTAINMENT - 1.14%
       4,500   Konami Co. .....................................          232,798
      14,400   Sony Corp. .....................................        1,110,767
                                                                  --------------
                                                                       1,343,565
                                                                  --------------
               FERTILIZERS - 0.07%
         124 * Syngenta........................................            6,038
       1,370 * Syngenta AG.....................................           67,459
       1,354 * Syngenta AG - ADR...............................           13,540
                                                                  --------------
                                                                          87,037
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               FINANCE COMPANIES - 3.25%
      12,500   3I Group........................................   $      215,351
      30,000   Abbey National, Plc.............................          516,418
      26,030   ABN Amro Holdings N.V. .........................          496,377
       4,700 * Credit Suisse Group.............................          849,886
       4,000 * Fortis (NL) N.V. ...............................           98,535
      16,804   ING Groep N.V. .................................        1,094,194
       8,000   Provident Financial, Plc........................           89,728
       6,936   Societe Generale, Class A.......................          412,046
       5,000   Storebrand ASA..................................           37,283
       2,500 * WCM Beteiligungs und Grundbesitz................           40,168
                                                                  --------------
                                                                       3,849,986
                                                                  --------------
               FOODS - 3.04%
      13,000   Ajinomoto, Inc. ................................          142,160
          77 * Compass Group, Plc..............................              569
       8,000   Daiei, Inc. - ADR...............................           29,600
         800   Dainsco A/S.....................................           27,767
         300 * Eridania Beghin-SAY S.A. .......................           26,968
       1,000   Groupe Danone...................................          130,230
       2,000   House Foods Corp. ..............................           23,318
         800   Kamps AG........................................            6,873
       6,000   Kerry Group, Plc................................           68,701
       4,000   Kesko Oyj, Class B..............................           29,699
       5,000   Kikkoman Corp. .................................           33,143
       9,000   Meiji Seika Kaisha, Ltd. .......................           48,074
          50   Nestle S.A. ....................................          103,322
      12,000   Nestle S.A. - ADR...............................        1,242,120
       9,000   Nichirei Corp. .................................           33,841
       1,000   Nippon Meat Packers, Inc. ......................           11,339
       6,000   Nisshin Flour Milling Co., Ltd. ................           46,383
       2,000   Nissin Food Products Co., Ltd. .................           42,396
      29,640 * Parmalat Finanziaria S.p.A. ....................           83,968
       2,000 * Sodexho Alliance S.A. ..........................           84,108
      10,750   Tate & Lyle, Plc................................           38,107
     119,199   Tesco, Plc......................................          420,856
       9,242   Unilever NV.....................................          513,763
      50,196   Unilever, Plc...................................          381,856
       4,000   Yamazaki Baking Co., Ltd. ......................           28,970
                                                                  --------------
                                                                       3,598,131
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               FREIGHT - 0.24%
       2,570   Nippon Yusen Kabushiki
               Kaish - ADR.....................................   $      105,335
       8,000   Yamato Transport Co., Ltd. .....................          176,312
                                                                  --------------
                                                                         281,647
                                                                  --------------
               HARDWARE & TOOLS - 0.04%
       3,000   SKF AB..........................................           50,578
                                                                  --------------
               HEALTHCARE - 0.17%
       5,000 * Celltech Group, Plc.............................           83,943
       9,000   Kyowa Hakko Kogyo Co., Ltd. ....................           62,912
       1,500   Uni Charm Corp. ................................           57,158
                                                                  --------------
                                                                         204,013
                                                                  --------------
               HOME BUILDERS - 0.69%
       8,400   Amec, Plc.......................................           56,365
      10,000   Barratt Developments, Plc.......................           51,046
       4,000   Berkeley Group..................................           46,254
      10,000   Daiwa House Industry Co., Ltd. .................           81,174
       4,000   Kinden Corp. ...................................           25,034
       3,000   Kyowa Exeo Corp. ...............................           29,526
       3,000   Nippon Comsys Corp. ............................           40,125
       8,000   Nishimatsu Construstion Co., Ltd. ..............           31,090
      16,000   Obayashi Corp. .................................           64,603
      10,000   Sekisui House, Ltd. ............................           91,521
       2,140   Sekisui House, Ltd. - ADR.......................           19,595
       3,000   Skanska AB, Class B.............................          114,217
      11,500   Taylor Woodrow, Plc.............................           32,124
      18,000   Teijin, Ltd. ...................................          108,412
       8,000   Toda Corp. .....................................           29,744
                                                                  --------------
                                                                         820,830
                                                                  --------------
               HOUSEHOLD PRODUCTS - 0.28%
       2,000   Katokichi Co., Ltd. ............................           51,817
       4,000   Noritake Co., Ltd. .............................           21,030
       1,500   Pinault-Printemps-Redoute S.A. .................          260,037
                                                                  --------------
                                                                         332,884
                                                                  --------------
               HUMAN RESOURCES - 0.14%
       3,000   Adecco S.A. ....................................          170,255
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                   51
      AG INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               INFORMATION PROCESSING - 0.91%
       2,200   Cap Gemini S.A. ...............................   $      253,204
      31,000   Fujitsu, Ltd. .................................          402,364
       3,000   SAP AG.........................................          419,612
                                                                 --------------
                                                                      1,075,180
                                                                 --------------
               INFORMATION PROCESSING - BUSINESS SOFTWARE -
               0.48%
      16,000 * Arm Holdings Plc...............................           76,683
       1,098   BAE Systems, Plc - ADR.........................           21,900
      12,000 * Capita Group Plc...............................           83,716
       1,000   Fuji Soft ABC, Inc. ...........................           60,817
       7,000   Logica Plc ....................................           87,842
       3,000   London Bridge Software Holdings, Plc...........            8,508
       1,000   Meitec Corp. ..................................           33,984
      10,500   Misys Plc......................................           83,822
         650 * Navision Software AS...........................           18,284
      23,000   Sage Group Plc.................................           92,947
                                                                 --------------
                                                                        568,503
                                                                 --------------
               INFORMATION PROCESSING - COMPUTER HARDWARE -
               1.16%
       6,000   Casio Computer Co. ............................           39,317
       5,000   CSF Thomson....................................          204,267
       6,000   Getronics N.V. ................................           28,667
      21,183   Philips Electronics N.V. ......................          579,320
       6,500   Psion, Plc. ...................................           11,705
       3,000   Tokyo Electron Ltd. ...........................          205,922
      54,000   Toshiba Corp. .................................          306,612
                                                                 --------------
                                                                      1,375,810
                                                                 --------------
               INFORMATION PROCESSING - COMPUTER SERVICES -
               0.07%
      27,000 * Mitsui Engineering & Shipbuilding Co., Ltd. ...           38,610
       1,500   Tietoenator Oyj................................           40,274
                                                                 --------------
                                                                         78,884
                                                                 --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
             INFORMATION PROCESSING - CONSUMER SOFTWARE -
             0.27%
      10,000 KAO Corp. .......................................   $      260,767
       1,000 TDK Corp. .......................................           57,453
                                                                 --------------
                                                                        318,220
                                                                 --------------
             INFORMATION PROCESSING -
             DATA SERVICES - 0.03%
       1,000 Toyo Information.................................           40,461
                                                                 --------------
             INFORMATION PROCESSING - NETWORKING - 0.35%
      44,439 Marconi Plc......................................          222,748
       5,000 Softbank Corp. ..................................          190,108
                                                                 --------------
                                                                        412,856
                                                                 --------------
             INSURANCE - CASUALTY - 0.36%
      15,000 Mitsui Marine & Fire Insurance...................           84,539
      12,000 Sumitomo Marine & Fire Insurance Co., Ltd. ......           73,385
      25,000 Tokio Marine & Fire Insurance Co. ...............          262,449
                                                                 --------------
                                                                        420,373
                                                                 --------------
             INSURANCE - LIFE - 0.56%
       2,000 Mediolanum S.p.A. ...............................           21,496
      16,850 Prudentia, Plc. - ADR............................          381,557
      24,110 Skandia Forsakring AB............................          254,608
                                                                 --------------
                                                                        657,661
                                                                 --------------
             INSURANCE - MISCELLANEOUS - 0.50%
      38,752 CGU Plc..........................................          507,724
       5,000 Sampo............................................           42,282
       3,000 Societa Assicuratrice Industriale S.p.A..........           42,570
                                                                 --------------
                                                                        592,576
                                                                 --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INSURANCE - MULTILINE - 3.82%
      21,144   Aegon N.V. .....................................   $      560,909
       2,788   Allianz AG Holding..............................          778,504
      19,000   Amp, Ltd. ......................................          195,338
      22,313   Assicurazioni Generali..........................          632,111
      26,284 * Axa.............................................          744,607
      14,000   Chubb & Son, Ltd., Plc..........................           34,442
      85,000   Legal & General Group, Plc......................          185,308
       1,620 * Munchener Ruckversicherung AG...................          442,906
       9,000   QBE Insurance Group, Ltd. ......................           48,774
      17,000   Riunione Adriatica di Sicurta S.p.A. ...........          212,191
         200   Swiss Reinsurance AG............................          387,247
         926   Zurich Financial Services Group.................          310,161
                                                                  --------------
                                                                       4,532,498
                                                                  --------------
               LEISURE TIME - 1.74%
      11,000   Airtours, Plc...................................           44,921
      10,000   Canon, Inc. - ADR...............................          396,300
         400   Club Mediterranee S.A. .........................           25,471
       9,000   Fuji Photo Film Co. ............................          379,290
          77   Granada Compass, Plc............................              185
       7,000   Konica Corp. ...................................           54,467
         100   Kuoni Reisen Holdings...........................           39,225
      35,322   Ladbroke Group, Plc.............................          123,584
       1,500   Namco, Ltd. ....................................           32,365
       2,300   Nintendo Co., Ltd. .............................          444,987
      15,322   P & O Princess Cruises, Plc.....................           78,213
      15,322   P & O Steam Navigation..........................           64,308
       1,234   Preussag AG.....................................           40,593
       3,000 * Sega Enterprises, Ltd. .........................           55,013
       3,000   Shimano, Inc. ..................................           47,317
      34,000   Stagecoach Holdings, Plc........................           32,663
      10,000   TabCorp. Holdings, Ltd. ........................           46,842
       5,000   Toei Co., Ltd. .................................           18,422
         500   Toho Co., Inc. .................................           60,776
       9,000 * Tokyo Dome Corp. ...............................           29,526
       4,000   Yamaha Corp. ...................................           41,655
                                                                  --------------
                                                                       2,056,123
                                                                  --------------
               LODGING - 0.10%
       3,000 * Accor S.A. .....................................          122,103
                                                                  --------------

--------------------------------------------------------------------------------

 52                                                   May 31, 2001
      AG INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               MACHINE TOOLS - 0.12%
       7,000   Amada Co., Ltd. ...............................   $       40,688
       3,000   Makino Milling Machine Co. ....................           14,687
       3,000   Makita Corp. - ADR.............................           18,600
      10,000   Minebea Co., Ltd. .............................           73,267
                                                                 --------------
                                                                        147,242
                                                                 --------------
               MACHINERY - CONSTRUCTION & CONTRACTS - 0.11%
       2,040   Kajima Corp. - ADR.............................           56,657
      20,000   Shimizu Corp. .................................           76,043
                                                                 --------------
                                                                        132,700
                                                                 --------------
               MACHINERY -
               INDUSTRIAL/SPECIALTY - 2.09%
       2,000   Amano Corp. ...................................           14,906
       1,428   Atlas Copco AB, Class A........................           28,837
       3,084   Atlas Copco AB, Class B........................           61,136
      53,285   British Aerospace..............................          264,444
       3,000   Daifuku Co., Ltd. .............................           16,050
       5,000   Daikin Industries, Ltd. .......................          103,045
       1,000   Fuji Machine Manufacturing Co., Ltd. ..........           21,913
      28,000   Ishikawajima Harima Heavy Industries Co.,
               Ltd. ..........................................           66,655
       8,000   JGC Corp. .....................................           71,467
      30,000 * Kawasaki Heavy Industries, Ltd. ...............           43,405
       2,000   Komori Corp. ..................................           26,565
       1,350   Kubota Corp. - ADR.............................           99,225
       1,000   Linde AG.......................................           42,705
       2,500   Man AG.........................................           59,724
       3,000   Mori Seiki Co., Ltd. ..........................           27,406
       1,000   Nidec Corp. ...................................           60,565
      12,000   NSK, Ltd. .....................................           61,171
      13,000   NTN Corp. .....................................           35,759
       8,000   Okumura Corp. .................................           31,965
          20   Schindler Holdings AG..........................           29,411
      63,745   Siebe, Plc ....................................          128,350
       9,733   Siemens AG NPV.................................          697,306
       7,500   Smiths Industries..............................           90,501
         250   Societe Generale de Surveillance Holding SA....           53,761
         100   Sulzer AG......................................           38,224
       3,000   Takuma Co., Ltd. ..............................           29,096
         300   Technip........................................           44,397
       7,000   Tomra Systems ASA..............................          117,815

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MACHINERY -
               INDUSTRIAL/SPECIALTY - Continued
         500   VA Technologie AG...............................   $       16,021
       2,000   Vestas Wind Systems A/S.........................           97,548
                                                                  --------------
                                                                       2,479,373
                                                                  --------------
               MEDICAL TECHNOLOGY - 0.52%
       1,800   Fresenius Medical Care..........................          122,961
       8,000 * Sanofi Synthelabo S.A. .........................          490,477
                                                                  --------------
                                                                         613,438
                                                                  --------------
               MERCHANDISE - DRUG - 0.11%
      16,000   Boots Co., Plc..................................          135,443
                                                                  --------------
               MERCHANDISE - SPECIALTY - 0.60%
       1,000   Autobacs Seven Co., Ltd. .......................           26,581
      19,000   BAA, Plc........................................          163,532
      17,000   Great Universal Stores Plc......................          142,703
       4,000   Hennes & Mauritz AB, Class B....................           64,288
       1,500 * Herlitz AG......................................            5,036
       5,000   Isetan Co., Ltd. ...............................           53,836
       6,000   Jusco Co., Ltd. ................................          133,244
       2,300   Metro AG........................................           88,108
       8,000   Mycal Corp. ....................................           10,633
       1,500   Shimachu Co., Ltd. .............................           21,311
                                                                  --------------
                                                                         709,272
                                                                  --------------
               MERCHANDISING - DEPARTMENT - 0.29%
       9,000   Daimaru, Inc. ..................................           34,068
       5,000   Hankyu Department Stores........................           25,278
      19,481   Marks & Spencer, Plc............................           69,196
       5,033   Marks & Spencer, Plc. - ADR.....................          107,570
       6,000   Marui Co., Ltd. ................................           89,132
       3,000   Mitsukoshi, Ltd. ...............................           13,450
         200   Mitsukoshi, Ltd. - ADR..........................            8,971
                                                                  --------------
                                                                         347,665
                                                                  --------------
               MERCHANDISING - FOOD - 0.80%
       1,000   Delhaize-Le Lion S.A. ..........................           56,701
      12,000   Greencore Group.................................           25,877
      31,000   J. Sainsbury, Plc...............................          190,991
      25,621   Kingfisher, Plc. ...............................          161,666
      11,893   Koninklijke Ahold NV............................          360,756
       4,000   Uny Co., Ltd. ..................................           45,390
      20,000   Woolworths, Ltd. ...............................           97,334
                                                                  --------------
                                                                         938,715
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISING - MASS - 0.82%
       8,454   Carrefour S.A. .................................   $      461,119
      20,500   Coles Myer, Ltd. ...............................           73,787
          56   Familymart Co., Ltd. ...........................              994
       7,000   Ito-Yokado Co., Ltd. ...........................          366,841
       2,666 * Jeronimo Martins S.G.P.S. ......................           18,261
       1,000   Karstadt Quelle AG..............................           30,460
       8,000 * Seiyu, Ltd. ....................................           25,908
                                                                  --------------
                                                                         977,370
                                                                  --------------
               METALS - ALUMINUM - 0.08%
       1,680 * Pechiney, S.A., Class A.........................           90,782
                                                                  --------------
               METALS - MISCELLANEOUS - 0.69%
       4,000   Johnson Matthey Plc.............................           55,243
      11,000   Mitsui Mining & Smelting Co., Ltd. .............           59,034
      39,500   Newerest Mining, Ltd. ..........................           82,101
       3,000   Nitto Denko Corp. ..............................           91,605
      66,000   Normandy Mining, Ltd. ..........................           33,459
      16,432   Rio Tinto, Plc..................................          327,362
       1,000   Union Miniere S.A. .............................           41,014
      27,410   WMC, Ltd. ......................................          124,365
                                                                  --------------
                                                                         814,183
                                                                  --------------
               METALS - STEEL - 0.64%
       1,500   Acerinox S.A. ..................................           46,934
       1,000   Bekaert N.V. ...................................           34,401
       1,000   Colruyt N.V. ...................................           35,517
      86,700   Corus Group, Plc................................           88,514
       2,000   Corus Group, Plc. - ADR.........................           19,740
      65,000   Kawasaki Steel Corp. ...........................           72,720
     129,000   Nippon Steel Corp. .............................          213,770
       7,695   OneSteel, Ltd. .................................            3,550
       4,000   SSAB Svenskt Stal AB............................           38,536
      15,000   Sumitomo Metal Mining Co., Ltd. ................           72,931
       5,000   Thyssen Krupp AG................................           75,136
       5,000 * Usinor Sacilor S.A. ............................           63,804
                                                                  --------------
                                                                         765,553
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                   53
      AG INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MISCELLANEOUS - 0.85%
       2,000   Bergesen d.y. ASA...............................   $       42,396
       9,500   Bunzl...........................................           60,378
         200 * D Ieteren Trading...............................           33,657
       3,000   Daito Trust Construction Co., Ltd. .............           59,051
       1,000   Flughafen Wien AG...............................           32,135
      10,000   IMI Plc.........................................           35,732
       2,000   Kadokawa Shoten Publishing
               Co., Ltd. ......................................           37,517
      16,000   Kawasaki Kisen Kaisha, Ltd. ....................           28,668
      45,000   Rentokil Initial Plc............................          137,187
       4,000   Secom Co. ......................................          233,176
      27,300 * Snia S.p.A. ....................................           54,483
       4,000   SSL International, Plc..........................           29,479
       7,514   TNT Post Group N.V. ............................          166,925
       2,000 * William Demant Holding A/S......................           62,158
                                                                  --------------
                                                                       1,012,942
                                                                  --------------
               OIL - INTEGRATED DOMESTIC - 0.04%
      17,000   Cosmo Oil Co., Ltd. ............................           47,905
                                                                  --------------
               OIL - INTEGRATED
               INTERNATIONAL - 6.64%
      43,046   BP Amoco Plc....................................          379,651
      51,178   BP Amoco, Plc. - ADR............................        2,732,393
     140,000   ENI S.p.A. .....................................          899,772
      10,500   Repsol S.A. - ADR...............................          189,945
       9,000   Repsol YPF S.A. ................................          160,285
       9,000   Royal Dutch Petroleum Co. ......................          545,470
      20,392   Royal Dutch Petroleum Co. - NY..................        1,243,504
       6,610   Shell Transport & Trading Co. ..................           57,220
      10,067   TotalFinaElf S.A. ..............................        1,463,412
       2,757   TotalFinaElf S.A. - ADR.........................          203,301
                                                                  --------------
                                                                       7,874,953
                                                                  --------------
               OIL - SERVICE - PRODUCTS - 0.06%
       2,000 * Petroleum Geo-Services ASA......................           22,157
       7,000   Teikoku Oil Co., Ltd. ..........................           43,279
                                                                  --------------
                                                                          65,436
                                                                  --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               OIL/GAS PRODUCERS - 0.04%
      13,000   Santos, Ltd. ..................................   $       43,694
                                                                 --------------
               PAPER/FOREST PRODUCTS - 0.48%
      13,000   Amcor, Ltd. ...................................           43,826
       3,500 * Assidoman AB...................................           74,084
       2,000   Buhrmann N.V. .................................           31,712
      27,000   Carter Holt Harvey, Ltd. ......................           19,187
         450   Compagnie Maritime Belge S.A. .................           31,395
      15,000   Corticeira Amorim, S.G.P.S., S.A. .............           13,319
       2,166   Metso Oyj......................................           23,171
      16,000   New Oji Paper Co., Ltd. .......................           87,887
         300   New Oji Paper Co., Ltd. - ADR..................           16,487
      20,000   Portucel Empresa Produtore de Pasta e Papel
               S.A. ..........................................           20,126
      30,000   Smurfit (Jefferson) Group......................           53,276
       4,000   Sumitomo Forestry Co. .........................           25,908
       4,000   UPM - Kymmene Corp. ...........................          126,678
                                                                 --------------
                                                                        567,056
                                                                 --------------
               PHOTOGRAPHY - 0.37%
       9,000   Canon, Inc. ...................................          356,578
       5,000   Olympus Optical Co. ...........................           76,968
                                                                 --------------
                                                                        433,546
                                                                 --------------
               PUBLISHING - NEWS - 0.36%
      15,044   Independent Newspapers, Plc....................           33,077
      10,000   New Corp. Ltd. - ADR...........................          357,500
       2,227 * United Business Media, Plc. ...................           22,578
       3,379 * United Business Media, Plc., Class B...........           11,739
                                                                 --------------
                                                                        424,894
                                                                 --------------
               PUBLISHING/PRINTING - 0.96%
       4,000   Arnoldo Mondadori Editore......................           32,777
       2,000   Benesse Corp. .................................           61,743
       5,000   De LA Rue, Plc. ...............................           34,314
      11,209   Elsevier N.V. .................................          137,539
      14,500   EMI Group, Plc.................................           90,671
       2,000   News Corp., Ltd. ..............................           17,515
      10,363   Pearson, Plc. .................................          192,201
       7,000   Publishing & Broadcasting, Ltd. ...............           32,470
      20,000   Reed International Plc.........................          173,274

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               PUBLISHING/PRINTING - Continued
       5,000   Schibsted ASA...................................   $       51,131
      13,000   Toppan Printing Co., Ltd. ......................          143,801
         500   Trans Cosmos, Inc. .............................           24,436
       4,000   Trelleborg AB...................................           30,384
       4,500   Wolters Kluwer N.V. ............................          115,533
                                                                  --------------
                                                                       1,137,789
                                                                  --------------
               RAILROAD - 0.86%
          50   Central Japan Railway Co. ......................          328,062
          50   East Japan Railway Co. .........................          297,359
       7,000   Keihin Electric Express Railway
               Co., Ltd. ......................................           30,442
      27,810   Kinki Nippon Railway Co., Ltd. .................          108,311
      10,000 * Railtrack Group, Plc............................           60,334
      21,000   Tobu Railway Co., Ltd. .........................           65,007
      25,000   Tokyu Corp. ....................................          134,800
                                                                  --------------
                                                                       1,024,315
                                                                  --------------
               REAL ESTATE - 0.63%
       6,000 * Asticus AB......................................           65,029
      67,320   Beni Stabili S.p.A. ............................           30,457
      10,000   British Land Co., Plc...........................           73,733
      16,500 * Canary Wharf Group, Plc.........................          124,468
      48,500   General Property Trust..........................           65,401
       7,102   Hammerson, Plc..................................           51,332
      10,692   Lend Lease Corp., Ltd. .........................           64,773
      23,000   Mitsubishi Estate Co. Ltd. .....................          221,139
       8,500   Slough Estates, Plc.............................           44,813
                                                                  --------------
                                                                         741,145
                                                                  --------------
               RESTAURANTS - 0.06%
       6,000   Autogrill S.p.A. ...............................           65,403
       5,000 * Telepizza S.A. .................................            9,767
                                                                  --------------
                                                                          75,170
                                                                  --------------
               RETAIL GROCERY - 0.20%
       1,500 * Casino Guichard Perrachon.......................          132,936
       2,500   Hagemeyer N.V. .................................           53,424
      57,000   Sonae S.G.P.S. S.A. ............................           48,684
                                                                  --------------
                                                                         235,044
                                                                  --------------

--------------------------------------------------------------------------------

 54                                                   May 31, 2001
      AG INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SECURITIES RELATED - 1.17%
      14,000   Amvescap, Plc...................................   $      254,295
      25,000   Daiwa Securities Co., Ltd. .....................          272,964
       2,137   Garban-Intercapital, Plc........................           15,757
       4,000   Nikko Securities Co., Ltd. .....................           32,470
       3,300   Nomura Securities Co., Ltd. - ADR...............          662,389
       2,000   Om Gruppen AB...................................           35,664
       6,000   Schroders, Plc..................................           81,249
       8,000   Wm Data AB, Class B.............................           30,754
       6,000 * Yamaichi Securities Co., Ltd. - ADR.............                0
                                                                  --------------
                                                                       1,385,542
                                                                  --------------
               SEMICONDUCTORS - 0.43%
       6,500 * ASM Lithography Holdings N.V. ..................          149,786
       2,000   Rohm Co., Ltd. .................................          357,840
                                                                  --------------
                                                                         507,626
                                                                  --------------
               TELECOMMUNICATIONS - 10.82%
      20,000   Alcatel.........................................          506,544
      62,434   British Telecommunications, Plc.................          385,098
       2,879   British Telecommunications,
               Plc. - ADR......................................          180,197
      18,730   British Telecommunications, Plc. New............           79,675
         152   Cable & Wireless, Plc. .........................              991
      25,081   Deutsche Telekom AG.............................          521,760
       3,000 * Europolitian Holdings AB........................           20,704
      16,000   France Telecom..................................          879,476
         220   Nippon Tel+Tel Corp. ...........................        1,362,046
      75,920 * Nokia Oyj AB....................................        2,194,416
       7,500   Sonera Yhtyma Oyj...............................           64,819
       1,200   Swisscom AG.....................................          292,105
       4,500   Tele Danmark A/S................................          188,857
      11,102   Telecom Corp. of New Zealand, Ltd. .............           24,665
       2,600   Telecom Corp. of New Zealand,
               Ltd. - ADR......................................           46,540
     129,819   Telecom Italia Mobile...........................          757,492
      20,000 * Telecom Italia S.p.A. ..........................          190,948
      85,000   Telefonaktiebolage LM Ericsson,
               Class B - ADR...................................          544,000
      50,000   Telefonaktiebolaget LM Ericsson AB, Class B.....          317,271

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               TELECOMMUNICATIONS - Continued
      57,286 * Telefonica CA...................................   $      841,471
      10,425   Telefonica de Espana - ADR......................          462,785
      21,000   Telia AB........................................          110,883
     140,000   Telstra Corp., Ltd. ............................          456,356
     511,957   Vodafone Group, Plc.............................        1,315,748
      41,000   Vodafone Group, Plc. - ADR......................        1,061,490
                                                                  --------------
                                                                      12,806,337
                                                                  --------------
               TEXTILE - PRODUCTS - 0.11%
       7,000   Gunze, Ltd. ....................................           29,147
      15,000 * Kanebo, Ltd. ...................................           39,494
       6,000   Nisshinbo Industries, Inc. .....................           30,888
      16,000 * Toyobo Co., Ltd. ...............................           33,917
                                                                  --------------
                                                                         133,446
                                                                  --------------
               TOBACCO - 0.56%
       6,000   Altadis S.A., Class A...........................           74,434
       1,000   Austria Tabakwerke AG...........................           61,141
      20,879   British America Tobacco Plc. ...................          159,869
       9,908   British American Tobacco, Plc. - ADR                      156,150
          25   Japan Tobacco, Inc. ............................          176,228
       8,000   Swedish Match Co. AB............................           36,905
                                                                  --------------
                                                                         664,727
                                                                  --------------
               TRUCKERS - 0.22%
       4,500   Brambles Industries, Ltd. ......................          116,801
      23,000   Nippon Express Co., Ltd. .......................          110,860
       6,000   Seino Transportation Co., Ltd. .................           33,109
                                                                  --------------
                                                                         260,770
                                                                  --------------
               UTILITIES -
               COMMUNICATION - 0.15%
      15,331 * Koninklijke KPN N.V. ...........................          143,000
       4,000 * Telecel Comunicacoes Pessoai....................           37,479
                                                                  --------------
                                                                         180,479
                                                                  --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               UTILITIES - ELECTRIC - 1.61%
       7,500   Endesa S.A. ...................................   $      122,154
      10,000   Endesa S.A. - ADR..............................          165,000
       6,600   Kansai Electric Power Co., Inc. ...............          114,923
      25,000   National Grid Group, Plc.......................          199,577
      17,265   National Power.................................           76,258
         700   Oesterreichisch Elektrizitatswirtschafts AG,
               Class A........................................           63,635
       4,000   RWE AG - ADR...................................          149,858
      31,488   Scottish Power.................................          228,154
       8,000   Tohuku Electric Power Co., Inc. ...............          118,506
      12,200   Tokyo Electric Power Co., Inc. ................          311,979
       6,000   Union Electric Fenosa S.A. ....................          107,059
       5,000   VEBA AG........................................          248,790
                                                                 --------------
                                                                      1,905,893
                                                                 --------------
               UTILITIES -
               GAS, DISTRIBUTION - 0.85%
       8,500   Austrailian Gas Light Co., Inc. ...............           44,172
      59,215   BG Group.......................................          229,222
      69,000   Centrica, Plc..................................          238,971
       8,000   Gas Natural S.D.G. S.A. .......................          124,412
       9,750   Italgas S.p.A. ................................           83,028
      44,000   Osaka Gas Co. .................................          141,756
      51,000   Tokyo Gas Co., Ltd. ...........................          151,010
                                                                 --------------
                                                                      1,012,571
                                                                 --------------
               UTILITIES -
               GAS, PIPELINE - 0.36%
     100,000   Enel S.p.A. ...................................          316,273
      59,215   Lattice Group, Plc. ...........................          113,352
                                                                 --------------
                                                                        429,625
                                                                 --------------
               UTILITIES -
               MISCELLANEOUS - 0.16%
       4,000   Aumar Autopistas Del Mare......................           70,223
       7,500   Brisa Auto Estradas............................           67,927
      17,265   Innogy Holdings, Plc...........................           55,143
                                                                 --------------
                                                                        193,293
                                                                 --------------
               WATER SERVICES - 1.47%
       4,500 * AWG, Plc. .....................................           35,924
       3,000   Kurita Water Industries, Ltd. .................           43,405

--------------------------------------------------------------------------------

 May 31, 2001                                                   55
      AG INTERNATIONAL EQUITIES FUND SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               WATER SERVICES - Continued
       7,500 * Suez Lyonnaise Des Eaux.........................   $      225,535
       15,00 * Suez S.A. ......................................          456,651
       7,500 * Suez S.A. VVPR Post Split.......................               63
       9,183   United Utilities, Plc. .........................           86,590
      14,297   Vivendi Universal S.A. .........................          910,397
                                                                  --------------
                                                                       1,758,565
                                                                  --------------
               TOTAL COMMON STOCK
               (Cost $111,734,153).............................      110,920,436
                                                                  --------------
               PREFERRED STOCK - 0.04%
               BROADCASTING
       2,500 * Prosiebensati Media AG
               (Cost $74,938)..................................           41,500
                                                                  --------------
               RIGHTS - 0.01%
         654 * British Telecommunications, Plc
               (Cost $10,507)..................................           12,747
                                                                  --------------
               WARRANTS - 0.00%
               INSURANCE - MULTILINE
          60 * Munchener Ruckversicherung
               (Cost $0).......................................            4,161
                                                                  --------------
     PAR
    VALUE
 -----------
               CORPORATE BONDS - 0.03%
               LEISURE TIME - 0.00%
 $     8,000   Preussag AG:
                2.125% due 6/17/04.............................            6,374
                                                                  --------------
               MACHINERY -
               INDUSTRIAL/SPECIALITY - 0.01%
      12,749   British Aerospace:
                7.45% due 11/29/03.............................           12,609
                                                                  --------------

     PAR
    VALUE                                                          MARKET VALUE

--------------------------------------------------------------------------------
             UTILITIES - GAS,
             DISTRIBUTION - 0.02%
             BG Transco Holding:
 $     5,000  7.00% due 12/16/24...............................   $        7,122
       5,000  1.00% due 12/14/09...............................            7,054
       5,000  1.00% due 12/14/22...............................            7,234
                                                                  --------------
             TOTAL CORPORATE BONDS
             (Cost $39,892)....................................           40,393
                                                                  --------------
             UNITED STATES GOVERNMENT -
             SHORT TERM - 0.67%
             United States Treasury Bills:
     250,000  3.52% due 7/12/01................................          248,998
     550,000  3.47% due 7/12/01................................          547,826
                                                                  --------------
             TOTAL UNITED STATES GOVERNMENT -
             SHORT TERM
             (Cost $796,824)...................................          796,824
                                                                  --------------
             TOTAL INVESTMENTS
             (Cost $112,656,314) - 94.34%......................      111,816,061
                                                                  --------------
             Other assets and liabilities - 5.66%..............        6,707,652
                                                                  --------------
             NET ASSETS - 100.00%..............................   $  118,523,713
                                                                  --------------

     *Non-income producing

                                                                  UNREALIZED
                                                                 APPRECIATION
CONTRACTS                                                        DEPRECIATION

-------------------------------------------------------------------------------
      FUTURES CONTRACTS PURCHASED(1)
      (Delivery month/Value at 05/31/01)
 23(2)  MSCI Pan Euro Futures
        (June 2001/$1,223)..................................... $       16,128
 41(3)  MSCI Singapore Index ETS Futures
        (June 2001/$204).......................................        (25,387)
 27(4)  Hang Seng Index Futures
        (June 2001/$13,276)....................................        (88,796)
 27(5)  DAX Index Futures
        (June 2001/$6,153).....................................         30,620
  8(6)  CAC40 10 Euro Futures
        (June 2001/$5,426).....................................         (6,696)
 17(7)  FTSE 100 Index Futures
        (June 2001/$5,787).....................................        (23,561)
                                                                --------------
                                                                $      (97,692)
                                                                --------------

(1) U.S. Treasury Bills with a market value of $796,824 were maintained in a segregated account with a portion placed as collateral for futures contracts.
(2)  Per 20
(3)  Per 200
(4)  Per 50
(5)  Per 25
(6)  Per 10
(7)  Per 10

-------------------------------------------------------------------------------

 56                                                   May 31, 2001
                  AMERICAN CENTURY INTERNATIONAL GROWTH FUND
                                 Total Return

                               Since Inception*
-------------------------------------------------------------------------------
                                    -16.55%

* December 11, 2000




[CHART APPEARS HERE]

                                Top 10 Holdings

   1. Novo Nordisk A/S.........   2.64%
   2. Koninklijke Ahold N.V. ..   2.30%
   3. ING Groep N.V. ..........   2.13%
   4. Tyco International,
      Ltd. ....................   2.06%
   5. Aventis..................   2.03%
   6. Novartis AG..............   1.77%
   7. TotalFinaElf, SA.........   1.72%
   8. Vivendi Universal........   1.70%
   9. Eni, SpA.................   1.58%
  10. Nintendo Co., Ltd. ......   1.50%


MANAGEMENT OVERVIEW
A discussion with American Century Investment Management, Inc.

How did the Fund perform relative to its benchmark?
The Fund declined -16.55% during the nearly six-month period from December 11, 2000 (when the fund was established) to May 31, 2001. Its benchmark, the Morgan Stanley Capital EAFE Index, was down -11.05% for the same period.

What were the dominant portfolio themes?
Growth-oriented investors faced an exceptionally tough environment over the period as markets worldwide slowed in response to a cooling U.S. economy. The change in global business conditions was more sudden and steep than many anticipated, and the result was a steady stream of earnings warnings from companies in virtually every industry.

As has been well-documented, shares of telecommunications and technology companies worldwide were particularly hard hit as expectations for growth slowed. Investors were especially concerned about the continued earnings strength of businesses tied to the Internet, computers and wireless communications.

In the midst of these developments, we moved aggressively to add value for our investors in this climate of greatly reduced earnings visibility. We follow a "bottom-up" investment process, searching for individual businesses whose earnings are improving. Over the period, our international search for growing companies led us to reduce our investments in financials, take a greater representation in energy-related companies, and increase our investments in consumer non-cyclicals--businesses that appeared able to sustain their growth in an economic slowdown.

What portfolio holdings enhanced the Fund's performance?
Oil services companies and auto makers drove performance during the period. In energy, growth opportunities enabled us to increase our weighting to nearly 10% of investments. Higher oil prices are encouraging the major oil companies to step up exploration and production, and that's translating into earnings growth for companies we own such as Norway's Transocean Sedco Forex Inc., an offshore drilling contractor. Transocean's rigs are located throughout the world's major oil and gas drilling regions. The company specializes in drilling in deep water, where exploration is beginning to increase.

In spite of slowing global growth, we found earnings acceleration among a group of carmakers in Japan and Korea that are experiencing strong sales in the United States. Key positions there include Japan's Honda Motor Co. and Toyota Motor Co. South Korea's Hyundai Motor Co. was a top contributor during the period.

Were there any disappointments in the Fund?
As we said at the outset, technology and telecommunications companies had a difficult time making their numbers. In telecommunications, this was particularly true among our businesses associated with the cellular industry, such as Sweden's Ericsson Telephone Co. and Finland's Nokia Corp. After skyrocketing for several years, wireless subscriber growth is tapering off. In addition, investors are trying to determine the status of the next level of technology that will enable mobile phones to carry video, data and other broadband communications. Canada's Nortel Networks Corp., a leading supplier of fiber-optic equipment used in high-speed data networks, was caught in the sudden decline of demand by telecom providers.

Financials also slowed our performance. The shares of many financially-oriented companies overseas as well as in the United States--including banks, financial services providers and insurance businesses--were pressured by declining securities markets. Alleanza Assicurazioni, Italy's biggest life insurer and a major player in financial services, was among those slowed by the downturn.

What is your outlook for the next fiscal period?
We're "bottom-up" investors, which means that we do not try to forecast market activity or how various areas of the economy may fare going forward. Instead, we follow a long-held investment process that centers on finding individual companies demonstrating improving earnings growth. Even in times of weaker business conditions, our disciplined, repeatable approach points us to pockets of acceleration throughout the global economy. They may be companies benefiting from higher energy prices, or pharmaceuticals realizing growth from their investments in R&D, or businesses in diverse industries exercising competitive advantages in one form or another. As always, our job is to ensure that International Growth is filled with such growing companies.

-------------------------------------------------------------------------------

 May 31, 2001                                                   57
      AMERICAN CENTURY INTERNATIONAL GROWTH FUND - SCHEDULE OF INVESTMENTS

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 96.69%
               APPAREL & PRODUCTS - 0.91%
      15,500   Gucci Group N.V. ...............................   $    1,400,115
     247,278   Next, Plc. .....................................        3,426,767
                                                                  --------------
                                                                       4,826,882
                                                                  --------------
               AUTO - CARS - 2.04%
     131,000   Honda Motor Co., Ltd. ..........................        5,512,540
     151,500   Toyota Motor Corp. .............................        5,355,159
                                                                  --------------
                                                                      10,867,699
                                                                  --------------
               AUTO - ORIGINAL EQUIPMENT - 0.74%
     118,109   Bayerische Motoren Werke (BMW) AG...............        3,942,650
                                                                  --------------
               BANKS - OTHER - 6.41%
      61,786   Banco Popular Espanol SA........................        2,025,956
      29,000 * Credit Suisse Namen Group.......................        5,253,623
      14,309   Dexia...........................................        2,123,449
     174,652   ING Groep N.V. .................................       11,365,077
      90,044   National Australia Bank, Ltd. ..................        1,481,125
     223,482   Royal Bank of Scotland..........................        5,162,201
     456,000   Sumitomo Mitsui Banking Corp. ..................        3,879,953
      19,499   UBS AG..........................................        2,912,894
                                                                  --------------
                                                                      34,204,278
                                                                  --------------
               BANKS - REGIONAL - 0.76%
     135,600   Barclays, Plc. .................................        4,058,785
                                                                  --------------
               BEVERAGE - BREWERS/DISTRIBUTORS - 1.34%
     661,837   Diageo, Plc. ...................................        7,154,965
                                                                  --------------
               BROADCASTING - 0.14%
     193,168 * Energis, Plc. ..................................          731,315
                                                                  --------------
               BUILDING MATERIALS - 2.16%
     217,510   CRH, Plc. ......................................        3,764,587
      37,090   Lafarge.........................................        3,454,192
      74,600   Vinci...........................................        4,328,002
                                                                  --------------
                                                                      11,546,781
                                                                  --------------
               CHEMICAL - MAJOR - 0.66%
      25,204   Air Liquide.....................................        3,501,704
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMERCIAL SERVICES - 1.18%
     232,577   Hays, Plc. .....................................   $    1,041,583
      30,500 * ISS A/S.........................................        1,750,941
     194,400   Securitas AB....................................        3,520,987
                                                                  --------------
                                                                       6,313,511
                                                                  --------------
               CONGLOMERATES - 3.49%
     444,433   BHP, Ltd. ......................................        5,068,869
      77,900   Preussag AG.....................................        2,567,498
     190,800   Tyco International, Ltd. .......................       10,961,460
                                                                  --------------
                                                                      18,597,827
                                                                  --------------
               COSMETICS/TOILETRIES - 1.39%
      72,000   Kao Corp. ......................................        1,878,472
     419,033   Reckitt & Colman, Plc. .........................        5,553,946
                                                                  --------------
                                                                       7,432,418
                                                                  --------------
               DRUGS - 5.54%
     146,291   Aventis.........................................       10,830,034
      55,101 * Elan Corp., Plc. - ADR..........................        3,179,879
      59,600   GlaxoSmithKline, Plc. ..........................        3,259,524
     248,320   Novartis AG.....................................        9,446,957
      56,000   Takeda Chemical Industries, Ltd. ...............        2,851,372
                                                                  --------------
                                                                      29,567,766
                                                                  --------------
               ELECTRICAL EQUIPMENT - 3.13%
     264,805   Arm Holdings, Plc. .............................        1,268,674
     102,888   Philips Electronics N.V. .......................        2,849,998
       4,000   Rohm Company Limited............................          716,041
     182,000   Sharp Corp......................................        2,608,534
      73,700   Sony Corp. .....................................        5,687,839
     627,000   Toshiba Corp. ..................................        3,561,900
                                                                  --------------
                                                                      16,692,986
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 4.42%
     162,000   Canon, Inc. ....................................        6,421,646
      44,700 * Celestica, Inc. ................................        2,235,000
     624,400   Dixons Group, Plc. .............................        2,115,549
      15,400   Keyence Corp. ..................................        3,369,803
     334,000   NEC Corp. ......................................        5,472,968
     128,800   Nitto Denko Corp. ..............................        3,934,893
                                                                  --------------
                                                                      23,549,859
                                                                  --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               ENTERTAINMENT - 1.50%
      41,400   Nintendo Co., Ltd. ............................   $    8,013,802
                                                                 --------------
               FINANCE COMPANIES - 1.01%
       1,305   Julius Baer Holding AG, Class B................        5,390,217
                                                                 --------------
               FINANCIAL SERVICES - 3.57%
     266,030 * Canary Wharf Group, Plc. ......................        2,015,270
     139,900   Danske Bank A/S................................        2,210,613
      57,200   Deutsche Bank AG...............................        4,379,579
   1,402,000   Grupo Financiero Bbva..........................        1,288,617
   1,037,300   IntesaBCI S.P.A. ..............................        3,848,372
      50,629   MLP AG.........................................        5,215,683
      18,157   Nordea AB......................................          101,188
                                                                 --------------
                                                                     19,059,322
                                                                 --------------
               FOODS - 4.50%
      10,800 * Groupe Danone..................................        1,405,570
     134,000   Ajinomoto Co., Inc. ...........................        1,466,083
      51,493   Carrefour SA...................................        2,806,829
     507,237 * Compass Group, Plc. ...........................        3,761,432
       2,863   Nestle SA......................................        5,927,080
   1,047,383   Tesco, Plc. ...................................        3,704,902
      89,477   Unilever N.V. .................................        4,949,133
                                                                 --------------
                                                                     24,021,029
                                                                 --------------
               FREIGHT - 0.58%
     139,591   TNT Post Group N.V. ...........................        3,099,029
                                                                 --------------
               HEAVY DUTY TRUCKS/PARTS - 0.41%
     144,508   Bombardier, Inc. ..............................        2,206,181
                                                                 --------------
               HOSPITAL SUPPLIES - 0.59%
      51,225   Sanofi-Synthelabo SA...........................        3,138,543
                                                                 --------------
               HUMAN RESOURCES - 0.35%
     265,249   Capita Group, Plc. ............................        1,850,151
                                                                 --------------
               INFORMATION PROCESSING - BUSINESS SOFTWARE -
               0.77%
      29,100   SAP AG.........................................        4,082,340
                                                                 --------------
               INFORMATION PROCESSING -COMPUTER SERVICES -
               0.79%
      21,800   Cap Gemini SA..................................        2,507,395
     133,886   Logica, Plc. ..................................        1,685,158
                                                                 --------------
                                                                      4,192,553
                                                                 --------------

--------------------------------------------------------------------------------

 58                                                   May 31, 2001
     AMERICAN CENTURY INTERNATIONAL GROWTH FUND - SCHEDULE OF INVESTMENTS -
                                   CONTINUED

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               INFORMATION PROCESSING -CONSUMER SOFTWARE -
               0.44%
      43,393 * Check Point Software Technologies, Ltd.........   $    2,337,147
                                                                 --------------
               INSURANCE - CASUALTY - 0.59%
     301,000   Tokio Marine & Fire Insurance Co., Ltd. .......        3,161,488
                                                                 --------------
               INSURANCE - LIFE - 0.36%
     167,900   Prudential, Plc. ..............................        1,900,994
                                                                 --------------
               INSURANCE - MULTILINE - 2.31%
      63,000   AEGON N.V. ....................................        1,670,180
     171,700   AFLAC, Inc. ...................................        5,568,231
      12,656 * Allianz AG.....................................        3,550,934
     123,700   RAS, - SPA.....................................        1,542,994
                                                                 --------------
                                                                     12,332,339
                                                                 --------------
               MACHINERY - CONSTRUCTION & CONTRACTS - 0.21%
      39,264   Alstom.........................................        1,143,452
                                                                 --------------
               MACHINERY -
               INDUSTRIAL/SPECIALTY - 1.27%
   1,585,000   Mitsubishi Heavy Industries, Ltd. .............        6,749,790
                                                                 --------------
               MEDICAL TECHNOLOGY - 0.53%
      54,000   Eisai Co., Ltd. ...............................        1,336,139
      20,600   Hoya Corp. ....................................        1,473,658
                                                                 --------------
                                                                      2,809,797
                                                                 --------------
               MERCHANDISING - DEPARTMENT - 0.90%
     876,648   Safeway, Plc. .................................        4,779,093
                                                                 --------------
               MERCHANDISING - DRUG - 2.64%
     350,100   Novo Nordisk A/S...............................       14,088,852
                                                                 --------------
               MERCHANDISING - FOODS - 2.30%
     404,626   Koninklijke Ahold N.V. ........................       12,265,726
                                                                 --------------
               MERCHANDISING - MASS - 1.91%
     634,567   Coles Myer, Ltd. ..............................        2,283,800
      79,000   Ito Yokado, Ltd. ..............................        4,142,148
     118,000   Jusco Co., Ltd. ...............................        2,621,781
     421,000   Wal-Mart de Mexico SA de CV....................        1,115,065
                                                                 --------------
                                                                     10,162,794
                                                                 --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISING - SPECIALTY - 1.03%
     255,200   Great Universal Stores, Plc. ...................   $    2,148,032
       3,028 * Swatch Group AG.................................        3,363,882
                                                                  --------------
                                                                       5,511,914
                                                                  --------------
               METALS - ALUMINUM - 0.76%
      91,017   Alcan Aluminium, Ltd. ..........................        4,077,562
                                                                  --------------
               METALS - STEEL - 0.28%
     116,100   Usinor, SA......................................        1,480,572
                                                                  --------------
               MISCELLANEOUS - 0.30%
     197,700   Misys, Plc. ....................................        1,584,009
                                                                  --------------
               OIL - INTEGRATED
               INTERNATIONAL - 4.41%
     332,800   BP, Plc. .......................................        2,940,665
   1,314,700   Eni, SpA........................................        8,444,003
      50,300   LUKoil Holdings - ADR...........................        2,625,660
     101,100   Petro-Canada....................................        2,701,086
      71,100   Royal Dutch Petroleum Co. ......................        4,335,678
      92,100   Suncor Energy, Inc. ............................        2,466,591
                                                                  --------------
                                                                      23,513,683
                                                                  --------------
               OIL - SERVICE - PRODUCTS - 0.29%
      37,166 * Precision Drilling Corp. .......................        1,529,355
                                                                  --------------
               OIL - SERVICES - 0.38%
      32,200 * Schlumberger, Ltd. .............................        2,029,566
                                                                  --------------
               OIL/GAS PRODUCERS - 3.81%
      69,812   Alberta Energy Co., Ltd. .......................        3,161,297
      74,152 * Talisman Energy, Inc. ..........................        3,002,855
      63,103   TotalFinaElf, SA................................        9,167,143
      93,700   Transocean Sedco Forex, Inc. ...................        5,008,265
                                                                  --------------
                                                                      20,339,560
                                                                  --------------
               PAPER/FOREST PRODUCTS - 0.33%
     154,827   Stora Enso OYJ..................................        1,786,025
                                                                  --------------
               PUBLISHING - NEWS - 0.54%
     348,922   Arnoldo Mondadori Editore.......................        2,857,329
                                                                  --------------
               PUBLISHING/PRINTING - 3.17%
     886,512   Reed International, Plc. .......................        7,694,805
     164,305   VNU N.V. .......................................        6,428,947
     109,237   Wolters Kluwer N.V. ............................        2,802,719
                                                                  --------------
                                                                      16,926,471
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               RAILROAD - 0.54%
      70,100   Canadian Pacific, Ltd. .........................   $    2,895,130
                                                                  --------------
               REAL ESTATE INVESTMENT TRUSTS - 0.94%
     252,000   Cheung Kong Holdings, Ltd. .....................        2,746,223
     243,000   Sun Hung Kai Properties.........................        2,266,500
                                                                  --------------
                                                                       5,012,723
                                                                  --------------
               SECURITIES RELATED - 1.17%
     311,000   Nomura Securities...............................        6,242,510
                                                                  --------------
               SEMICONDUCTORS - 0.29%
      45,227   Infineon Technologies AG........................        1,563,253
                                                                  --------------
               TELECOMMUNICATIONS - 6.76%
      48,085   Altra Technologies SA...........................        2,793,769
      53,200 * Amdocs, Ltd. ...................................        3,287,760
     129,240 * British Telecom Plc-FP..........................          800,489
     430,800   British Telecommunications, Plc. ...............        2,660,646
     303,800   Ericsson LMTEL Co., Series B - ADR..............        1,944,320
      40,142   France Telecom..................................        2,205,060
     146,865 * Koninklijke KPN N.V. ...........................        1,368,995
     122,668   Nokia Corp. - ADR...............................        3,586,812
      78,400 * NTL, Inc. ......................................        1,684,816
         360 * NTT Docomo, Inc. ...............................        6,907,928
      74,576   STMicroelectronis N.V. .........................        2,651,177
     298,011   Telefonica S.A. ................................        4,374,619
   1,048,500 * Telewest Communications, Plc. - ADR.............        1,809,740
                                                                  --------------
                                                                      36,076,131
                                                                  --------------
               TOBACCO - 0.46%
     323,359   British American Tobacco, Plc. .................        2,466,784
                                                                  --------------
               TRAVEL SERVICES - 0.29%
     252,200   Autostrade, S.p.A. .............................        1,540,960
                                                                  --------------
               UTILITIES -
               COMMUNICATION - 1.99%
         325   DDI Corporation-(Dai-ni-denden).................        1,586,433
      73,079   Deutsche Telekom AG.............................        1,508,774
     295,633   Telecom Italia, S.p.A. .........................        2,820,687
   1,825,512   Vodafone Group, Plc. ...........................        4,700,396
                                                                  --------------
                                                                      10,616,290
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                   59
     AMERICAN CENTURY INTERNATIONAL GROWTH FUND - SCHEDULE OF INVESTMENTS -
                                   CONTINUED

    NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
                UTILITIES - ELECTRIC - 1.44%
      922,559 * International Power, Plc. .....................   $    4,085,756
      495,714   Scottish Power.................................        3,602,040
                                                                  --------------
                                                                       7,687,796
                                                                  --------------
                UTILITIES -
                GAS, DISTRIBUTION - 1.37%
    2,103,497   Centrica, Plc. ................................        7,298,747
                                                                  --------------
                UTILITIES - MISCELLANEOUS - 0.61%
       65,000   E.On AG........................................        3,246,452
                                                                  --------------
                WATER SERVICES - 3.69%
      250,000   Suez SA........................................        7,605,900
       69,800   Vivendi Environment............................        2,967,095
      142,755   Vivendi Universal..............................        9,084,360
                                                                  --------------
                                                                      19,657,355
                                                                  --------------
                TOTAL COMMON STOCK
                (Cost $536,224,315)............................      515,714,242
                                                                  --------------
     PAR
    VALUE
 ------------
                SHORT-TERM INVESTMENTS - 2.74%
                FEDERAL AGENCIES
 $ 14,600,000   Federal National Mortgage Association,
                 4.09% due 06/01/01
                 (Cost $14,600,000)............................       14,600,000
                                                                  --------------
                TOTAL INVESTMENTS - 99.43%
                (Cost $550,824,315) ...........................      530,314,242
                                                                  --------------
                Other assets less liabilities - 0.57%..........        3,053,641
                                                                  --------------
                NET ASSETS - 100.00%...........................   $  533,367,883
                                                                  --------------

    * Non-income producing
FORWARD CURRENCY CONTRACTS

------------------------------------------------------------------------------
                               Settlement    Face       Market     Unrealized
         Long/Short               Date       Value       Value    Depreciation
------------------------------------------------------------------------------
9,458,377USD/1,137,700,800JPY   06/29/01  $ 9,458,377 $ 9,609,476  $(151,099)
8,840,612USD/1,064,011,800JPY   06/29/01    8,840,612   8,987,069   (146,457)
                                          ------------------------------------
                                          $18,298,989 $18,596,545  $(297,556)
                                          ------------------------------------

--------------------------------------------------------------------------------

 60                        PUTNAM OPPORTUNITIES FUND  May 31, 2001
                                 Total Return

                               Since Inception*
-------------------------------------------------------------------------------
                                    -35.40%

* October 2, 2000



                             [CHART APPEARS HERE]

                                Top 10 Holdings


   1. General Electric Co. ....   9.08%
   2. Pfizer, Inc. ............   6.85%
   3. Microsoft Corp. .........   6.63%
   4. AOL Time Warner Inc. ....   4.90%
   5. Viacom, Inc., Class B....   3.92%
   6. Tyco International,
      Ltd. ....................   2.72%
   7. Veritas Software Corp. ..   2.59%
   8. Merck & Co., Inc. .......   2.39%
   9. QUALCOMM, Inc. ..........   2.39%
  10. Eli Lilly and Co. .......   2.36%




MANAGEMENT OVERVIEW
A discussion with Putnam Investment Management, LLC

How did the Fund perform relative to its benchmark?
During the period of time inception, October 2, 2000 through May 31, 2001 the portfolio underperformed the benchmark by 23.55%.

What were the dominant portfolio themes?
The portfolio's sector allocation decisions are driven by our bottom-up stock selection process and our portfolio construction process. For the period, the portfolio was overweight in the conglomerate, financial, and communication services sectors. The portfolio was underweight in the technology, utilities, and consumer cyclicals sectors.

Which portfolio holdings most enhanced the Fund's performance?
The portfolio holdings that contributed significantly to the fund's performance include Tyco International (conglomerate), Viacom (entertainment), Bank of New York (banks, major regional) JDS Uniphase (electronic component and equipment), and Oracle Systems (software).

Were there any disappointments in the Fund?
The disappointments in the funds came primarily from the technology, health care and consumer cyclicals sectors. Within technology, the software business application industry (Siebel Systems, I2 Technologies), software services (Verisign) and software (Veritas Software, Microsoft) detracted from performance. In the healthcare segment, the portfolio's underweight position to pharmaceuticals (Merck, Johnson & Johnson) detracted from performance. In the consumer cyclicals sector, an underweight position, retail cyclicals hurt performance (Home Depot, Walmart).

What is your outlook for the next fiscal period?
The U.S. equity market remains extremely volatile and we anticipate additional earnings disappointments, especially in those stocks leveraged to capital spending. With its most recent 25 basis point interest rate cut, it appears that the Federal Reserve Open Market Committee is becoming more confident that the economy has avoided a recession.

A slowdown in demand in the second half of 2000 began an inventory cycle that has slowed through the first half of 2001. The inventory correction process will act as a drag on growth in to the third quarter, and the high-tech sector is in the midst of a more protracted slowdown that looks to persist through the end of the year. The labor market has weakened, and this poses some risk to consumer spending going forward. However, a more subdued rate of inventory reduction and modest but positive consumer spending are projected to maintain positive economic growth in the near term, and the full impact of monetary and fiscal stimulus is expected to raise economic growth in the fourth quarter of 2001 and in 2002.

We believe that the current environment, marked by a high degree of economic uncertainty, will continue to place pressure on rapidly growing, high-quality growth companies. While we do not expect this condition to persist over the long term, we have taken steps to focus on growth companies with a proven track record of growing profits even during an unsettled economic environment.

-------------------------------------------------------------------------------

 May 31, 2001                                                   61
              PUTNAM OPPORTUNITIES FUND - SCHEDULE OF INVESTMENTS

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 96.37%
               BANKS - NEW YORK CITY - 2.35%
       1,700   Bank of New York Co., Inc. .....................   $       92,837
                                                                  --------------
               BEVERAGE - SOFT DRINKS - 1.59%
       1,400   PepsiCo, Inc. ..................................           62,664
                                                                  --------------
               BROADCASTING - 5.45%
       1,380 * Univision Communications, Inc. .................           60,347
       2,680 * Viacom, Inc., Class B...........................          154,475
                                                                  --------------
                                                                         214,822
                                                                  --------------
               BUILDING MATERIALS - 1.69%
         960   Lowe's Companies, Inc. .........................           66,749
                                                                  --------------
               CONGLOMERATES - 2.72%
       1,865   Tyco International, Ltd. .......................          107,144
                                                                  --------------
               CONSUMER FINANCE - 1.87%
       1,130   Capital One Financial Corp. ....................           73,574
                                                                  --------------
               DRUGS - 12.94%
       1,100   Eli Lilly and Co. ..............................           93,170
       1,290   Merck & Co., Inc. ..............................           94,157
       6,300   Pfizer, Inc. ...................................          270,207
         720   Pharmacia Corp. ................................           34,963
         430   Schering-Plough Corp. ..........................           18,039
                                                                  --------------
                                                                         510,536
                                                                  --------------
               ELECTRICAL EQUIPMENT - 9.08%
       7,310   General Electric Co. ...........................          358,190
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 0.86%
       1,340 * Flextronics International, Ltd. ................           33,795
                                                                  --------------
               ENTERTAINMENT - 4.90%
       3,700 * AOL Time Warner Inc. ...........................          193,251
                                                                  --------------
               HEALTHCARE - 2.23%
         585   Cardinal Health, Inc. ..........................           42,114
         800   UnitedHealth Group, Inc. .......................           46,000
                                                                  --------------
                                                                          88,114
                                                                  --------------
               HOSPITAL SUPPLIES - 2.94%
         410   Johnson & Johnson...............................           39,750
       1,775   Medtronic, Inc. ................................           76,290
                                                                  --------------
                                                                         116,040
                                                                  --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               INFORMATION PROCESSING - 1.35%
         920 * Comverse Technology, Inc. .....................   $       53,360
                                                                 --------------
               INFORMATION PROCESSING -BUSINESS SOFTWARE -
               9.22%
       3,780 * Microsoft Corp. ...............................          261,500
       1,540 * Veritas Software Corp. ........................          102,025
                                                                 --------------
                                                                        363,525
                                                                 --------------
               INFORMATION PROCESSING -COMPUTER HARDWARE -
               1.48%
       2,390 * Dell Computer Corp. ...........................           58,220
                                                                 --------------
               INFORMATION PROCESSING -
               DATA SERVICES - 6.22%
       2,030 * Bea Systems, Inc. .............................           72,836
       1,410   EMC Corp. .....................................           44,556
         505   International Business Machines................           56,459
       1,580 * Siebel Systems, Inc. ..........................           71,669
                                                                 --------------
                                                                        245,520
                                                                 --------------
               INFORMATION PROCESSING -NETWORKING - 2.02%
       4,140 * Cisco Systems, Inc. ...........................           79,736
                                                                 --------------
               INSURANCE - MULTILINE - 1.57%
         765   American International Group, Inc. ............           61,965
                                                                 --------------
               MEDICAL TECHNOLOGY - 1.86%
         990   Applera Corp - Applied Biosystem...............           30,452
         855 * Genentech, Inc. ...............................           42,793
                                                                 --------------
                                                                         73,245
                                                                 --------------
               MERCHANDISE - DRUG - 1.25%
       1,240 * Medimmune, Inc. ...............................           49,439
                                                                 --------------
               MERCHANDISING - MASS - 1.84%
       1,400   Wal-Mart Stores, Inc. .........................           72,450
                                                                 --------------
               SECURITIES RELATED - 3.46%
       3,100   Charles Schwab Corp. ..........................           58,280
       1,200   Morgan Stanley Dean Witter & Co. ..............           78,012
                                                                 --------------
                                                                        136,292
                                                                 --------------
               SEMICONDUCTOR EQUIPMENT - 2.15%
       1,700 * Applied Materials, Inc. .......................           84,881
                                                                 --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               SEMICONDUCTORS - 6.01%
       1,430 * Applied Micro Circuits Corp. ..................   $       25,840
       1,900   Intel Corp. ...................................           51,319
       1,650 * Maxim Integrated Products, Inc. ...............           84,183
       1,190 * Micron Technology, Inc. .......................           44,625
         910   Texas Instruments, Inc. .......................           31,049
                                                                 --------------
                                                                        237,016
                                                                 --------------
               TELECOMMUNICATIONS - 7.30%
       2,550 * AT&T Corp. ....................................           42,968
         710 * CIENA Corp. ...................................           38,447
       1,320   Nokia Corp. - ADR, Series A....................           38,597
       1,550 * QUALCOMM, Inc. ................................           94,147
       2,010   Qwest Communications International.............           73,847
                                                                 --------------
                                                                        288,006
                                                                 --------------
               UTILITIES - ELECTRIC - 0.84%
         730 * AES Corp ......................................           33,142
                                                                 --------------
               UTILITIES - GAS, PIPELINE - 1.18%
         880   Enron Corp. ...................................           46,561
                                                                 --------------
               TOTAL COMMON STOCK
               (Cost $4,541,207)..............................        3,801,074
                                                                 --------------
     PAR
    VALUE
 -----------
               SHORT-TERM INVESTMENTS - 3.52%
               REPURCHASE AGREEMENT
   $ 139,000   State Street Bank, 4.05% dated 05/31/01,
               to be repurchased at $139,016
               on 06/01/01, collateralized by
               Federal Home Loan Mortgage Corp. Notes, 5.00%,
               01/25/04, with a market value of $142,800
               (Cost $139,000)................................          139,000
                                                                 --------------
               TOTAL INVESTMENTS
               (Cost $4,680,207) - 99.89%.....................        3,940,074
                                                                 --------------
               Other assets less liabilities - 0.11%..........            4,488
                                                                 --------------
               NET ASSETS - 100.00%...........................   $    3,944,562
                                                                 --------------

     * Non-income producing

--------------------------------------------------------------------------------

 62                                                   May 31, 2001
                      T. ROWE PRICE BLUE CHIP GROWTH FUND
                                 Total Return

                               Since Inception*
-------------------------------------------------------------------------------
                                    -14.14%

* November 1, 2000



                             [CHART APPEARS HERE]

                                Top 10 Holdings


   1. Pfizer, Inc. ............  3.94%
   2. Citigroup, Inc. .........  3.85%
   3. General Electric Co. ....  3.63%
   4. Federal Home Loan
      Mortgage Corp. ..........  3.13%
   5. Microsoft Corp. .........  2.56%
   6. AOL Time Warner, Inc. ...  2.54%
   7. Viacom, Inc., Class B....  2.10%
   8. American Home Products
      Corp. ...................  2.00%
   9. Exxon Mobil Corp. .......  1.89%
  10. First Data Corp. ........  1.80%

MANAGEMENT OVERVIEW
A discussion with T. Rowe Price Associates, Inc.

How did the Fund perform relative to its benchmark?
For the year-to-date period ending May 31, 2001 (the Fund's inception was in late 2000), the NAF VP - Blue Chip Growth Fund significantly outperformed the Lipper Large-Cap Growth Funds Index, declining 7.99% versus a loss of 14.35% for the peer group.

What were the dominant portfolio themes?
As evidence mounted that the U.S. economy could potentially slow down, Fund manager Larry Puglia reviewed all Fund holdings to ascertain the degree to which each company could successfully weather a weaker business environment. In the Fund's largest sector weighting, Financial Services, Mr. Puglia focused only on those companies that had pristine balance sheets and a successful history of surviving a recessionary environment--two examples that fit this description would be Fund holdings Citigroup and Freddie Mac. Mr. Puglia also focused his energies on identifying very high quality Health Care names that possessed strong earnings growth trading at reasonable valuations.

Which portfolio holdings most enhanced Fund performance?
A meaningful weighting in Media goliath AOL Time Warner proved to be the Fund's biggest contributor for the year-to-date period. The former internet service providers merger with one of the world's largest multimedia companies proved positive as investors reacted favorably to AOLs shift from relying purely on the Internet economy for revenue and profitability. Tobacco maker Philip Morris also aided Fund returns as extremely compelling valuations, coupled with strong, dependable earnings growth resulted in the beleaguered maker of Marlboro's producing one of the strongest returns in the market during this period. Finally, financial services powerhouse Citigroup boosted Fund returns as the merger between Citicorp and Travelers was deemed a success by investors and corporate profitability grew above analyst expectations.

Were there any disappointments for the Fund?
Fund manager Larry Puglia admitted to getting into technology stocks a bit early, a move that hampered Fund performance during the period. Holdings in high quality technology names such as Cisco Systems, Corning, and Oracle hurt returns as the first quarter of 2001 proved to be one of the worst quarterly periods for technology stocks on record.

What is your outlook for the next fiscal period?
Mr. Puglia remains fairly optimistic about the environment for domestic equities over the next six to twelve months as the benefits of numerous interest rate reductions and the tax cut should begin to wash through the economy. As equities typically anticipate economic activity six to nine months in advance, Mr. Puglia feels that the second half of 2001 may provide a more fertile environment for the stock market. Fund holdings continue to be concentrated in very high quality companies with solid financials, strong management, and above average earnings growth.

-------------------------------------------------------------------------------

 May 31, 2001                                                   63
         T. ROWE PRICE BLUE CHIP GROWTH FUND - SCHEDULE OF INVESTMENTS

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 101.37%
               ADVERTISING - 1.36%
       1,200   Omnicom Group, Inc. ............................   $      111,696
       1,500 * TMP Worldwide, Inc. ............................           87,405
                                                                  --------------
                                                                         199,101
                                                                  --------------
               AEROSPACE/DEFENSE - 0.29%
         500   United Technologies Corp. ......................           41,655
                                                                  --------------
               AUTO - ORIGINAL EQUIPMENT - 0.43%
       1,000   Danaher Corp. ..................................           62,980
                                                                  --------------
               BANKS - NEW YORK CITY - 5.12%
       3,400   Bank of New York Co., Inc. .....................          185,674
      10,966   Citigroup, Inc. ................................          562,008
                                                                  --------------
                                                                         747,682
                                                                  --------------
               BANKS - OTHER MAJOR - 4.44%
         800   Bank of America Corp. ..........................           47,400
         400   FleetBoston Financial Corp. ....................           16,636
       1,500   J.P. Morgan Chase and Co. ......................           73,725
       4,600   Mellon Financial Corp. .........................          210,772
       2,700   Providian Financial Corp. ......................          153,252
       3,100   Wells Fargo Co. ................................          145,948
                                                                  --------------
                                                                         647,733
                                                                  --------------
               BANKS - REGIONAL - 1.74%
       1,700   Fifth Third Bancorp.............................          100,079
       2,800   State Street Corp. .............................          153,916
                                                                  --------------
                                                                         253,995
                                                                  --------------
               BEVERAGE - SOFT DRINKS - 2.14%
       2,900   Coca-Cola Co. ..................................          137,460
       3,900   PepsiCo, Inc. ..................................          174,564
                                                                  --------------
                                                                         312,024
                                                                  --------------
               BROADCASTING - 3.99%
       2,900 * Clear Channel Communications....................          176,813
       2,400 * Comcast Corp., Class A..........................           98,304
       5,328 * Viacom, Inc., Class B...........................          307,106
                                                                  --------------
                                                                         582,223
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               CONGLOMERATES - 1.27%
         600   Loews Corp. ....................................   $       41,394
       2,500   Tyco International, Ltd. .......................          143,625
                                                                  --------------
                                                                         185,019
                                                                  --------------
               CONSUMER FINANCE - 0.58%
       1,300   Capital One Financial Corp. ....................           84,643
                                                                  --------------
               CONTAINERS - METAL/GLASS - 0.26%
       2,000   Corning, Inc. ..................................           37,840
                                                                  --------------
               DRUGS - 10.33%
       1,300   Allergan, Inc. .................................          116,610
       4,600   American Home Products Corp. ...................          291,180
       1,100 * Amgen, Inc. ....................................           73,018
         500 * Forest Laboratories, Inc. ......................           37,030
       1,100 * IDEC Pharmaceuticals Corp. .....................           67,760
         700 * King Pharmaceuticals, Inc. .....................           35,406
         900   Merck & Co., Inc. ..............................           65,691
      13,400   Pfizer, Inc. ...................................          574,726
       2,900   Pharmacia Corp. ................................          140,824
       2,500   Schering-Plough Corp. ..........................          104,875
                                                                  --------------
                                                                       1,507,120
                                                                  --------------
               ELECTRICAL EQUIPMENT - 3.63%
      10,800   General Electric Co. ...........................          529,200
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 2.96%
       2,400 * Concord EFS, Inc. ..............................          121,680
       5,600 * Flextronics International, Ltd. ................          141,232
       1,550   Symbol Technology, Inc. ........................           39,758
       2,600 * Waters Corp. ...................................          129,168
                                                                  --------------
                                                                         431,838
                                                                  --------------
               ENTERTAINMENT - 2.77%
       7,100 * AOL Time Warner, Inc. ..........................          370,833
       1,300 * Fox Entertainment Group, Inc., Class A..........           33,930
                                                                  --------------
                                                                         404,763
                                                                  --------------
               FINANCIAL SERVICES - 4.90%
       2,300   American Express Co. ...........................           96,876
     617,484   T. Rowe Price Reserve Investment Fund...........          617,484
                                                                  --------------
                                                                         714,360
                                                                  --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               GOVERNMENT SPONSORED - 4.71%
       6,900   Federal Home Loan Mortgage Corp. ..............   $      456,780
       2,800   Federal National Mortgage Association..........          230,832
                                                                 --------------
                                                                        687,612
                                                                 --------------
               HEALTHCARE - 2.98%
         650   Cardinal Health, Inc. .........................           46,794
         200 * Laboratory Corp. of America Holdings...........           28,052
       4,300   UnitedHealth Group, Inc. ......................          247,250
       1,300 * Wellpoint Health Networks, Inc. ...............          112,840
                                                                 --------------
                                                                        434,936
                                                                 --------------
               HOSPITAL MANAGEMENT - 0.36%
       1,300   HCA-The Healthcare Co. ........................           52,442
                                                                 --------------
               HOSPITAL SUPPLIES - 3.79%
       1,700   Abbott Laboratories............................           88,366
       4,400   Baxter International, Inc. ....................          217,272
       2,200   Johnson & Johnson..............................          213,290
         800   Medtronic, Inc. ...............................           34,384
                                                                 --------------
                                                                        553,312
                                                                 --------------
               INFORMATION PROCESSING- 1.72%
       1,400   Adobe Systems, Inc. ...........................           55,678
       3,000 * EMC Corp. .....................................           94,800
         100   International Business Machines................           11,180
       1,826 * JDS Uniphase Corp. ............................           30,512
       1,300 * Siebel Systems, Inc. ..........................           58,968
                                                                 --------------
                                                                        251,138
                                                                 --------------
               INFORMATION PROCESSING - BUSINESS SOFTWARE -
               3.49%
          55 * McData Corp. ..................................            1,395
       5,400 * Microsoft Corp. ...............................          373,572
       4,000 * Oracle Corp. ..................................           61,200
       1,100 * Veritas Software Corp. ........................           72,875
                                                                 --------------
                                                                        509,042
                                                                 --------------
               INFORMATION PROCESSING - COMPUTER HARDWARE -
               0.71%
       2,400 * Dell Computer Corp. ...........................           58,464
         700 * Jabil Circuit, Inc. ...........................           20,566
       1,500 * Sun Microsystems, Inc. ........................           24,705
                                                                 --------------
                                                                        103,735
                                                                 --------------

--------------------------------------------------------------------------------

 64                                                   May 31, 2001
   T. ROWE PRICE BLUE CHIP GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               INFORMATION PROCESSING - COMPUTER SERVICES -
               3.31%
       2,100   Automatic Data Processing, Inc. ...............   $      112,854
       4,000   First Data Corp. ..............................          262,440
       1,900 * VeriSign, Inc. ................................          107,350
                                                                 --------------
                                                                        482,644
                                                                 --------------
               INFORMATION PROCESSING - CONSUMER SOFTWARE -
               0.31%
         850 * Check Point Software Technologies, Ltd. .......           45,781
                                                                 --------------
               INFORMATION PROCESSING - DATA SERVICES - 0.29%
         700 * Brocade Communications Systems.................           27,300
         800 * Cendant Corp. .................................           15,344
                                                                 --------------
                                                                         42,644
                                                                 --------------
               INFORMATION PROCESSING - NETWORKING - 1.37%
       8,400 * Cisco Systems, Inc. ...........................          161,784
         200 * Exodus Communications, Inc. ...................            1,586
         850 * Juniper Networks, Inc. ........................           36,151
                                                                 --------------
                                                                        199,521
                                                                 --------------
               INSURANCE - CASUALTY - 1.77%
       4,300   Ace, Ltd. .....................................          166,625
         700   Progressive Corp. .............................           91,728
                                                                 --------------
                                                                        258,353
                                                                 --------------
               INSURANCE - MULTILINE - 3.44%
       1,800   American International Group, Inc. ............          145,800
         800   CIGNA Corp. ...................................           75,576
       1,500   Hartford Financial Services Group..............          101,550
       1,700   Marsh & McLennan Companies, Inc. ..............          178,330
                                                                 --------------
                                                                        501,256
                                                                 --------------
               LODGING - 0.51%
       1,800 * Crown Castle International Corp. ..............           29,880
       1,400 * MGM Mirage.....................................           44,016
                                                                 --------------
                                                                         73,896
                                                                 --------------
               MEDICAL TECHNOLOGY - 0.41%
       1,200 * Genentech, Inc. ...............................           60,060
                                                                 --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISING - DEPARTMENT - 0.73%
       2,800   Target Corp. ...................................   $      105,840
                                                                  --------------
               MERCHANDISING - DRUG - 1.43%
       2,200   CVS Corp. ......................................          120,780
       2,200 * Medimmune, Inc. ................................           87,714
                                                                  --------------
                                                                         208,494
                                                                  --------------
               MERCHANDISING - FOOD - 2.22%
       5,300 * Kroger Co. .....................................          132,182
       3,800 * Safeway, Inc. ..................................          192,470
                                                                  --------------
                                                                         324,652
                                                                  --------------
               MERCHANDISING - MASS - 1.17%
       3,300   Wal-Mart Stores, Inc. ..........................          170,775
                                                                  --------------
               MERCHANDISING - SPECIALTY - 0.95%
       2,800   Home Depot, Inc. ...............................          138,012
                                                                  --------------
               NATURAL GAS - DIVERSIFIED - 0.38%
         900   El Paso Corp. ..................................           54,810
                                                                  --------------
               OIL - INTEGRATED DOMESTIC - 0.59%
       1,000   Amerada Hess Corp. .............................           85,640
                                                                  --------------
               OIL - INTEGRATED
               INTERNATIONAL - 4.43%
       1,400   BP, Plc. - ADR..................................           74,746
       2,200   Chevron Corp. ..................................          211,310
       3,100   Exxon Mobil Corp. ..............................          275,125
       1,400   Royal Dutch Petroleum Co. ......................           85,372
                                                                  --------------
                                                                         646,553
                                                                  --------------
               OIL - SERVICE PRODUCTS - 1.52%
       3,900   Baker Hughes, Inc. .............................          153,660
         900 * BJ Services Co. ................................           67,500
                                                                  --------------
                                                                         221,160
                                                                  --------------
               OIL/GAS PRODUCERS - 0.26%
         700   Transocean Sedco Forex, Inc. ...................           37,415
                                                                  --------------
               POLLUTION CONTROL - 0.21%
       1,100   Waste Management, Inc. .........................           30,778
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               PUBLISHING/PRINTING - 0.44%
       1,000   McGraw-Hill, Inc. ..............................   $       64,140
                                                                  --------------
               SECURITIES RELATED - 1.64%
       1,600   Charles Schwab Corp. ...........................           30,080
       1,000   Franklin Resources, Inc. .......................           44,500
         500   Goldman Sachs Group, Inc. ......................           47,550
         300   Merrill Lynch & Co., Inc. ......................           19,491
       1,500   Morgan Stanley Dean Witter & Co. ...............           97,515
                                                                  --------------
                                                                         239,136
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 0.86%
       1,600 * Applied Materials, Inc. ........................           79,888
         600 * KLA-Tencor Corp. ...............................           30,972
         300 * QLogic Corp. ...................................           15,303
                                                                  --------------
                                                                         126,163
                                                                  --------------
               SEMICONDUCTORS - 3.13%
       2,000 * Altera Corp. ...................................           48,000
       2,500 * Analog Devices, Inc. ...........................          111,375
       1,300 * Applied Micro Circuits Corp. ...................           23,491
       2,100   Intel Corp. ....................................           56,721
         900 * LSI Logic Corp. ................................           16,479
       1,900 * Maxim Integrated Products, Inc. ................           96,938
       1,100   Texas Instruments, Inc. ........................           37,532
       1,600 * Xilinx, Inc. ...................................           66,000
                                                                  --------------
                                                                         456,536
                                                                  --------------
               TELECOMMUNICATIONS - 3.28%
       4,800 * AT&T Corp. - Liberty Media Group................           80,880
         700 * China Mobile (Hong Kong),
               Ltd. - ADR......................................           17,045
       1,200 * CIENA Corp. ....................................           64,980
       4,000   Nokia Corp. - ADR, Class A......................          116,960
       1,000 * QUALCOMM, Inc. .................................           60,740
         400 * Tellabs, Inc. ..................................           13,603
       4,800   Vodafone Group, Plc. - ADR......................          124,271
                                                                  --------------
                                                                         478,479
                                                                  --------------
               TOBACCO - 1.72%
       4,900   Philip Morris Companies, Inc. ..................          251,909
                                                                  --------------
               UTILITIES - ELECTRIC - 0.18%
         600   Duke Energy Corp. ..............................           27,432
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                   65
   T. ROWE PRICE BLUE CHIP GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                       MARKET VALUE

--------------------------------------------------------------------------------
               UTILITIES - COMMUNICATION - 0.85%
         300   SBC Communications, Inc. ......................   $       12,915
       5,100 * Sprint Corp. - PCS Group.......................          112,200
                                                                 --------------
                                                                        125,115
                                                                 --------------
               TOTAL INVESTMENTS
               (Cost $15,275,667) - 101.37%...................       14,791,587
                                                                 --------------
               Other assets less liabilities - (1.37%)........         (200,063)
                                                                 --------------
               NET ASSETS - 100.00%...........................   $   14,591,524
                                                                 --------------

--------------------------------------------------------------------------------

 66                             CORE EQUITY FUND      May 31, 2001
                          Average Annual Total Return

    1 Year                       5 Years                     Since Inception*
-----------------------------------------------------------------------------
    -11.62%                       7.19%                           13.13%

* April 29, 1994



[CHART APPEARS HERE]

                                Top 10 Holdings

   1. General Electric Co. .....  4.82%
   2. Microsoft Corp. ..........  3.89%
   3. Exxon Mobil Corp. ........  3.57%
   4. AOL Time Warner Inc. .....  3.01%
   5. Citigroup, Inc. ..........  2.97%
   6. Wal-Mart Stores, Inc. ....  2.45%
   7. Marsh & McLennan
      Companies, Inc. ..........  2.27%
   8. American International
      Group, Inc. ..............  2.18%
   9. Pfizer, Inc. .............  2.15%
  10. International Business
      Machines..................  2.12%


MANAGEMENT OVERVIEW
A discussion with Wellington
Management Company, LLP

How did the Fund perform relative to its benchmark?
For the 12-month period ending May 31, 2001, the North American Core Equity Fund returned -11.62%, outperforming its Lipper Multi-Cap Core VA-UF peer group, which returned -12.4%, but slightly under-performing the S&P 500 Index, the Fund's benchmark, that returned -10.55% during the same time period.

On May 18th, Matthew E. Megargel, portfolio manager of the North American Growth and Income Fund, assumed portfolio management responsibilities for the North American Core Equity Fund.

What were the dominant portfolio themes?
Early on in the year, the Fund was overweight in health care. Health care, a defensive sector, remained strong due to solid fundamentals. Additionally, the combination of an economic slowdown and a resulting weak technology market, the sector benefited from new cash flow as well. Energy, utilities and consumer staples were also strong during this time period. Energy, specifically the natural gas sector, benefited the Fund as commodity prices remained at profitable levels for the upstream businesses.

Later on in the year, the Fund shifted from a predominantly defensive posture toward a more aggressive posture based on our expectations for improved earnings trends and economic factors. Overweight positions toward the later part of the year included: industrials and cyclicals, health care and financial services. The Fund's energy position was gradually reduced, as was the consumer staples position in search of more attractive opportunities.

Which portfolio holdings most enhanced the Fund's performance?
Top contributors to performance came from a diverse group of stocks over the last 12-months. Among the winners were Cardinal Health (health care services), Exxon Mobil (Energy) and Honeywell (Aerospace and Defense).

Were there any disappointments in the Fund?
Due to the weakened economy and a string of earnings disappointments, the technology sector was hit hard during this period. Among the disappointments within this sector were EMC, Oracle and Cisco.

What is your outlook for the next fiscal period?
Overall, we remain cautiously optimistic about US equities in the midst of this painful correction. The Fed assumed an aggressive stance on monetary policy and has lowered interest rates by 250 basis points in 2001. We expect the Fed to continue to lower interest rates this year, possibly by as much as another 50-75 basis points, in an effort to jumpstart the weak economy. Inflation remains under control with most companies unable to raise prices in a weakening economy. Tax relief has been granted with refund check mailings occurring over the next several months. As a result, we expect this economic correction to be sharp and swift, running its cyclical downswing by year-end, and setting up double-digit growth in 2002.

We believe that an improving US economy, consolidation among the competitors and limited new capital investment, will all bode well for industrial & cyclical companies. Within healthcare, there has been a recent pullback in valuations but the longer-term benefits of aging demographics and technology advances still remain intact. Finally, lower short-term interest rates and a steeper yield curve typically helps net interest margins and should benefit the financial services sector.

--------------------------------------------------------------------------------

 May 31, 2001      CORE EQUITY FUND - SCHEDULE OF INVESTMENTS   67

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 98.25%
               AEROSPACE/DEFENSE - 2.77%
     167,100   Boeing Co. .....................................   $   10,508,919
     178,000   United Technologies Corp. ......................       14,829,180
                                                                  --------------
                                                                      25,338,099
                                                                  --------------
               AIRLINES - 1.14%
     218,400   Delta Air Lines, Inc. ..........................       10,400,208
                                                                  --------------
               BANKS - NEW YORK CITY - 2.97%
     529,466   Citigroup, Inc. ................................       27,135,133
                                                                  --------------
               BANKS - OTHER - 1.32%
     289,900   FleetBoston Financial Corp. ....................       12,056,941
                                                                  --------------
               BANKS - REGIONAL - 3.91%
     303,400   BankOne Corp. ..................................       12,014,640
     275,600   State Street Corp. .............................       15,149,732
     384,900   U.S. Bancorp, Inc. .............................        8,583,270
                                                                  --------------
                                                                      35,747,642
                                                                  --------------
               BEVERAGE - BREWERS/DISTRIBUTORS - 0.54%
     111,200   Anheuser-Busch Companies, Inc. .................        4,892,800
                                                                  --------------
               BEVERAGE - SOFT DRINKS - 1.91%
     390,300   PepsiCo, Inc. ..................................       17,469,828
                                                                  --------------
               CHEMICAL - MAJOR - 1.71%
     373,800   Dow Chemical Co. ...............................       13,385,778
      48,800   E.I. du Pont de Nemours and Co. ................        2,264,320
                                                                  --------------
                                                                      15,650,098
                                                                  --------------
               CONGLOMERATES - 6.51%
     899,800   General Electric Co. ...........................       44,090,200
     268,800   Tyco International, Ltd. .......................       15,442,560
                                                                  --------------
                                                                      59,532,760
                                                                  --------------
               DRUGS - 9.39%
     236,800   American Home Products Corp. ...................       14,989,440
     238,800   Bristol Myers Squibb Co. .......................       12,952,512
     231,700 * Immunex Corp. ..................................        3,660,860
     190,200   Merck & Co., Inc. ..............................       13,882,698
     458,200   Pfizer, Inc. ...................................       19,652,198
     195,900   Pharmacia Corp. ................................        9,512,904
     266,900   Schering-Plough Corp. ..........................       11,196,455
                                                                  --------------
                                                                      85,847,067
                                                                  --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               ELECTRICAL EQUIPMENT - 2.27%
     149,500   Emerson Electric Co. ..........................   $   10,122,645
     490,700 * Solectron Corp. ...............................       10,584,399
                                                                 --------------
                                                                     20,707,044
                                                                 --------------
               ENTERTAINMENT - 3.01%
     526,800 * AOL Time Warner, Inc. .........................       27,514,764
                                                                 --------------
               HOSPITAL MANAGEMENT - 1.09%
     247,700   HCA, The Healthcare Company....................        9,992,218
                                                                 --------------
               HOSPITAL SUPPLIES - 3.76%
     279,900   Abbott Laboratories............................       14,549,202
     136,000   Baxter International, Inc. ....................        6,715,680
     135,000   Johnson & Johnson..............................       13,088,250
                                                                 --------------
                                                                     34,353,132
                                                                 --------------
               INFORMATION PROCESSING - 0.93%
     269,800 * EMC Corp. .....................................        8,525,680
                                                                 --------------
               INFORMATION PROCESSING -BUSINESS SOFTWARE -
               5.90%
     198,700 * i2 Technologies, Inc. .........................        3,989,896
     513,700 * Microsoft Corp. ...............................       35,537,766
     654,400 * Oracle Corp. ..................................       10,012,320
      66,300 * Veritas Software Corp. ........................        4,392,375
                                                                 --------------
                                                                     53,932,357
                                                                 --------------
               INFORMATION PROCESSING -COMPUTER HARDWARE -
               3.28%
     435,200 * Dell Computer Corp. ...........................       10,601,472
     173,100   International Business Machines................       19,352,580
                                                                 --------------
                                                                     29,954,052
                                                                 --------------
               INFORMATION PROCESSING -COMPUTER SERVICES -
               1.22%
     207,400   Automatic Data Processing, Inc. ...............       11,145,676
                                                                 --------------
               INFORMATION PROCESSING -NETWORKING - 1.58%
     748,100 * Cisco Systems, Inc. ...........................       14,408,406
                                                                 --------------

   NUMBER
  OF SHARES                                MARKET VALUE

--------------------------------------------------------------------------------
               INSURANCE - MULTILINE -
               5.58%
     245,750   American International
               Group, Inc. ...................................   $   19,905,750
     153,000   Hartford Financial
               Services Group.................................       10,358,100
     197,900   Marsh & McLennan
               Companies, Inc. ...............................       20,759,710
                                                                 --------------
                                                                     51,023,560
                                                                 --------------
               MACHINERY - CONSTRUCTION
               & CONTRACTS- 1.50%
     253,000   Caterpillar, Inc. ............................       13,702,480
                                                                 --------------
               MERCHANDISING - FOODS -
               1.51%
     272,200 * Safeway, Inc. ................................       13,786,930
                                                                 --------------
               MERCHANDISING - MASS -
               2.45%
     432,500   Wal-Mart Stores, Inc. ........................       22,381,875
                                                                --------------
               MERCHANDISING - SPECIALTY - 2.05%
     381,000   Home Depot, Inc. .............................       18,779,490
                                                                --------------
               METALS - ALUMINUM -
               1.26%
     266,300   Alcoa, Inc. ..................................       11,490,845
                                                                --------------
               NATURAL GAS -
               DIVERSIFIED - 1.21%
     181,300   El Paso Corp. ................................       11,041,170
                                                                --------------
               OIL - INTEGRATED DOMESTIC - 1.17%
     343,700   Conoco, Inc., Class B.........................       10,723,440
                                                                --------------
               OIL - INTEGRATED
               INTERNATIONAL - 4.78%
     367,400   Exxon Mobil Corp. ............................       32,606,750
      76,000   Royal Dutch Petroleum
               Co. ..........................................        4,634,480
      90,100   Texaco, Inc. .................................        6,433,140
                                                                --------------
                                                                    43,674,370
                                                                --------------
               OIL - SERVICES - 0.95%
     137,600   Schlumberger, Ltd. ...........................        8,672,928
                                                                --------------
               PAPER/FOREST PRODUCTS -
               0.99%
     149,500   Kimberly-Clark Corp. .........................        9,037,275
                                                                --------------
               PUBLISHING - NEWS -
               1.77%
     243,900   Gannett Co., Inc. ............................       16,165,692
                                                                --------------

--------------------------------------------------------------------------------

 68                                                   May 31, 2001
             CORE EQUITY FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SECURITIES RELATED - 4.65%
     115,900   Goldman Sachs Group, Inc. ......................   $   11,022,090
     368,500   J.P. Morgan Chase and Co. ......................       18,111,775
     206,600   Merrill Lynch & Co., Inc. ......................       13,422,802
                                                                  --------------
                                                                      42,556,667
                                                                  --------------
               SEMICONDUCTORS - 3.64%
     658,000   Intel Corp. ....................................       17,772,580
      70,500 * Micron Technology, Inc. ........................        2,643,750
     455,200   Motorola, Inc. .................................        6,691,440
     181,100   Texas Instruments, Inc. ........................        6,179,132
                                                                  --------------
                                                                      33,286,902
                                                                  --------------
               TELECOMMUNICATIONS - 6.24%
     871,200 * AT&T Corp. .....................................       14,679,720
     183,500 * JDS Uniphase Corp. .............................        3,066,285
     141,400   Qwest Communications International .............        5,195,036
     257,900   SBC Communications, Inc. .......................       11,102,595
     207,900 * Tellabs, Inc. ..................................        7,070,679
     894,650 * Worldcom, Inc. .................................       15,960,556
                                                                  --------------
                                                                      57,074,871
                                                                  --------------
               UTILITIES - ELECTRIC - 3.29%
     243,400   Duke Energy Corp. ..............................       11,128,248
     110,100   Exelon Corp. ...................................        7,466,982
     195,900   FPL Group, Inc. ................................       11,411,175
                                                                  --------------
                                                                      30,006,405
                                                                  --------------
               TOTAL COMMON STOCK
               (Cost $914,321,333).............................      898,008,805
                                                                  --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 1.28%
             REPURCHASE AGREEMENT
 $11,686,000 Paribas Corp., 4.05% dated 05/31/01, to be
             repurchased at $11,687,315 on 06/01/01,
             collateralized by U.S. Treasury Notes, 9.25%,
             02/15/16, with a market value of $12,026,471
             (Cost $11,686,000)...............................   $   11,686,000
                                                                 --------------
             TOTAL INVESTMENTS
             (Cost $926,007,333) - 99.53%.....................      909,694,805
                                                                 --------------
             Other assets less liabilities - 0.47%............        4,284,722
                                                                 --------------
             NET ASSETS - 100.00%.............................   $  913,979,527
                                                                 --------------

    * Non-income producing

--------------------------------------------------------------------------------

 May 31, 2001            FOUNDERS LARGE CAP GROWTH FUND         69
                                  Total Return

                                Since Inception*
--------------------------------------------------------------------------------
                                    -25.70%

* December 11, 2000

[CHART APPEARS HERE]

MANAGEMENT OVERVIEW
A discussion with Founders Asset Management LLC

How did the Fund perform relative to its benchmark?
The U.S. economy slowed in early 2001, amidst rising energy prices, weakening consumer confidence, and excess inventory for many technology companies. This slowdown significantly influenced the performance of the stock market, and like the volatile stock market, the Fund experienced some sharp fluctuations, return -25.70% from its inception date on December 11, 2000 through May 31, 2001. This compares to the Standard & Poor's 500 Index loss of -4.37% and the Russell 1000 Growth Index, down -12.21% for the period December 31, 2000 to May 31, 2001.

What were the dominant portfolio themes?
There are a number of explanations for growth stocks' rough ride in early 2001. Mounting concern over the direction of the economy caused investors to take notice of the Federal Reserve's every move. High energy costs, unrest in the Middle East, and a disputed U.S. presidential election all combined to weaken investor sentiment and consumer confidence. It seems when investors are uncertain, they eschew growth stocks--no matter how appealing these companies' prospects may be--and seek more conservative investments.

Despite these factors, we remained steadfast, emphasizing a portfolio of branded growth companies that we identified using careful, bottom-up research. Media stocks contributed strongly to performance, even though we correctly anticipated short-term declines in these firms' advertising revenues. We believe these companies have strong fundamentals, and we favor their long-term ability to generate cash flow.

The Fund's broad diversification enhanced performance by seeking exposure to many stable growth companies. A number of the Fund's top-performing holdings were in the financial and consumer staples sectors--both areas that tend to perform well when the market anticipates an economic slowdown. In the financial area, several bank holdings that have low-risk loan portfolios and stocks that benefited from lower interest rates aided performance. One drag on performance was the technology sector, which was hit with profit warnings and sympathetic drops.

What is your outlook for the next fiscal period?
The stock market is a discounting mechanism and at some point soon, we believe the impact of the Federal Reserve's 250 basis-point cut in interest rates during the period will improve consumer confidence enough to lead to a consumer led economic recovery. We continue to see opportunity in high-quality companies whose competitive advantages remain intact and which we believe may benefit from a rebound in consumer and business confidence triggered by lower interest rates.

                                Top 10 Holdings


   1. AOL Time Warner, Inc. ...  5.00%
   2. General Electric Co. ....  4.58%
   3. Microsoft Corp. .........  4.33%
   4. Pfizer, Inc. ............  3.62%
   5. Tyco International,
      Ltd. ....................  3.27%
   6. International Business
      Machines.................  2.93%
   7. Nokia Corp. - ADR, Class
      A........................  2.75%
   8. Viacom, Inc., Class B....  2.14%
   9. Clear Channel
      Communications...........  2.05%
  10. Texas Instruments,
      Inc. ....................  1.94%



--------------------------------------------------------------------------------

 70                                                   May 31, 2001
            FOUNDERS LARGE CAP GROWTH FUND - SCHEDULE OF INVESTMENTS

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 88.02%
               ADVERTISING - 0.85%
      56,723   Omnicom Group, Inc. ............................   $    5,279,777
                                                                  --------------
               AEROSPACE/DEFENSE - 1.08%
      56,875   Boeing Co. .....................................        3,576,869
      37,900   United Technologies Corp. ......................        3,157,449
                                                                  --------------
                                                                       6,734,318
                                                                  --------------
               BANKS - NEW YORK CITY - 1.92%
     234,634   Citigroup, Inc. ................................       12,024,993
                                                                  --------------
               BANKS - REGIONAL - 1.79%
      95,567   Fifth Third Bancorp.............................        5,626,029
      47,000   Northern Trust Corp. ...........................        3,109,050
      44,550   State Street Corp. .............................        2,448,914
                                                                  --------------
                                                                      11,183,993
                                                                  --------------
               BEVERAGE - SOFT DRINKS - 0.76%
     106,455   PepsiCo, Inc. ..................................        4,764,926
                                                                  --------------
               BROADCASTING - 5.12%
     209,875 * Clear Channel Communications....................       12,796,079
     142,869 * Comcast Corp., Class A..........................        5,851,914
     231,829 * Viacom, Inc., Class B...........................       13,362,624
                                                                  --------------
                                                                      32,010,617
                                                                  --------------
               BUILDING MATERIALS - 0.19%
      51,025   Masco Corp. ....................................        1,191,944
                                                                  --------------
               CONGLOMERATES - 3.27%
     355,175   Tyco International, Ltd. .......................       20,404,804
                                                                  --------------
               DRUGS - 10.74%
     123,543   American Home Products Corp. ...................        7,820,272
      91,194 * Amgen, Inc. ....................................        6,053,458
      77,775 * Biogen, Inc. ...................................        4,690,610
     132,586   Bristol Myers Squibb Co. .......................        7,191,465
      80,200   Eli Lilly and Co. ..............................        6,792,940
      13,400 * IDEC Pharmaceuticals Corp. .....................          825,440
      66,383   Merck & Co., Inc. ..............................        4,845,295
     527,426   Pfizer, Inc. ...................................       22,621,301
     120,402   Pharmacia Corp. ................................        5,846,721
       9,925 * Vertex Pharmaceuticals, Inc. ...................          436,105
                                                                  --------------
                                                                      67,123,607
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               ELECTRICAL EQUIPMENT - 5.14%
     583,424   General Electric Co. ...........................   $   28,587,776
     197,996 * TyCom, Ltd. ....................................        3,524,329
                                                                  --------------
                                                                      32,112,105
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 0.48%
      59,750 * Concord EFS, Inc. ..............................        3,029,325
                                                                  --------------
               ENTERTAINMENT - 6.28%
     598,243 * AOL Time Warner, Inc. ..........................       31,246,232
     153,875   Mattel, Inc. ...................................        2,738,975
     165,600   Walt Disney Co. ................................        5,236,272
                                                                  --------------
                                                                      39,221,479
                                                                  --------------
               FINANCIAL SERVICES - 1.01%
     149,310   American Express Co. ...........................        6,288,937
                                                                  --------------
               FOOTWEAR - 0.26%
      39,325   NIKE, Inc., Class B.............................        1,616,258
                                                                  --------------
               HOSPITAL MANAGEMENT - 0.61%
      83,550 * Tenet Healthcare Corp. .........................        3,800,690
                                                                  --------------
               HOSPITAL SUPPLIES - 4.53%
      83,798   Abbott Laboratories.............................        4,355,820
     105,746   Baxter International, Inc. .....................        5,221,737
      96,275   Becton, Dickinson and Co. ......................        3,305,121
     120,200   Johnson & Johnson...............................       11,653,390
      87,856   Medtronic, Inc. ................................        3,776,051
                                                                  --------------
                                                                      28,312,119
                                                                  --------------
               HOUSEHOLD PRODUCTS - 0.51%
      56,750   Colgate-Palmolive Co. ..........................        3,214,320
                                                                  --------------
               INFORMATION PROCESSING - 7.63%
     162,825   Adobe Systems, Inc. ............................        6,475,550
      86,400 * Bea Systems, Inc. ..............................        3,100,032
      73,126 * Comverse Technology, Inc. ......................        4,241,308
      58,340 * EMC Corp. ......................................        1,843,544
     191,475   Hewlett Packard Co. ............................        5,614,047
     163,575   International Business Machines.................       18,287,685
      22,925 * Mercury Interactive Corp. ......................        1,358,077
      54,405 * Siebel Systems, Inc. ...........................        2,467,811
     198,150 * Solectron Corp. ................................        4,274,095
                                                                  --------------
                                                                      47,662,149
                                                                  --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               INFORMATION PROCESSING - BUSINESS SOFTWARE -
               5.80%
     391,117 * Microsoft Corp. ...............................   $   27,057,474
     208,355 * Oracle Corp. ..................................        3,187,832
      90,808 * Veritas Software Corp. ........................        6,016,030
                                                                 --------------
                                                                     36,261,336
                                                                 --------------
               INFORMATION PROCESSING - COMPUTER HARDWARE -
               1.60%
     290,675 * Dell Computer Corp. ...........................        7,080,843
     176,469 * Sun Microsystems, Inc. ........................        2,906,444
                                                                 --------------
                                                                      9,987,287
                                                                 --------------
               INFORMATION PROCESSING - COMPUTER SERVICES -
               0.46%
      53,525   Automatic Data Processing, Inc. ...............        2,876,434
                                                                 --------------
               INFORMATION PROCESSING - CONSUMER SOFTWARE -
               0.99%
     114,543 * Check Point Software Technologies, Ltd. .......        6,169,286
                                                                 --------------
               INFORMATION PROCESSING - NETWORKING - 1.08%
     178,477 * Cisco Systems, Inc. ...........................        3,437,467
      77,324 * Juniper Networks, Inc. ........................        3,288,590
                                                                 --------------
                                                                      6,726,057
                                                                 --------------
               INSURANCE - MISCELLANEOUS - 1.72%
       4,740 * Berkshire Hathaway, Inc. ......................       10,769,280
                                                                 --------------
               INSURANCE - MULTILINE - 2.04%
     117,601   American International Group, Inc. ............        9,525,681
      30,850   Marsh & McLennan Companies, Inc. ..............        3,236,164
                                                                 --------------
                                                                     12,761,845
                                                                 --------------
               LEISURE TIME - 0.47%
      63,013   Harley-Davidson, Inc. .........................        2,959,721
                                                                 --------------
               MACHINE TOOLS - 0.16%
      19,400 * Gilead Sciences, Inc. .........................        1,003,950
                                                                 --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                   71
      FOUNDERS LARGE CAP GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MEDICAL TECHNOLOGY - 0.90%
      33,791   Applera Corp. ..................................   $    1,039,411
      91,150 * Genentech, Inc. ................................        4,562,058
                                                                  --------------
                                                                       5,601,469
                                                                  --------------
               MERCHANDISING - DRUG - 0.26%
      29,575   CVS Corp. ......................................        1,623,668
                                                                  --------------
               MERCHANDISING - FOOD - 0.50%
      61,800 * Safeway, Inc. ..................................        3,130,170
                                                                  --------------
               MERCHANDISING - MASS - 0.93%
     112,529   Wal-Mart Stores, Inc. ..........................        5,823,376
                                                                  --------------
               MERCHANDISING - SPECIALTY - 1.42%
      39,625 * Costco Wholesale Corp. .........................        1,541,809
     102,497   Home Depot, Inc. ...............................        5,052,077
      36,558 * Kohl's Corp. ...................................        2,250,144
                                                                  --------------
                                                                       8,844,030
                                                                  --------------
               METALS - ALUMINUM - 0.59%
      86,025   Alcoa, Inc. ....................................        3,711,979
                                                                  --------------
               NATURAL GAS - DIVERSIFIED - 0.46%
      46,798   El Paso Corp. ..................................        2,849,998
                                                                  --------------
               OIL - SERVICE - PRODUCTS - 0.28%
      35,062   Dynegy, Inc. ...................................        1,728,557
                                                                  --------------
               OIL - SERVICES - 0.85%
      52,425 * Nabors Industries, Inc. ........................        2,665,811
      34,219 * Smith International, Inc. ......................        2,658,815
                                                                  --------------
                                                                       5,324,626
                                                                  --------------
               OIL/GAS PRODUCERS - 0.43%
      42,831   Anadarko Petroleum Corp. .......................        2,681,649
                                                                  --------------
               PUBLISHING - NEWS - 0.26%
      24,725   Gannett Co., Inc. ..............................        1,638,773
                                                                  --------------
               SCHOOLS - 0.97%
     181,799 * DeVry, Inc. ....................................        6,072,087
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SECURITIES RELATED - 1.60%
     182,983   Charles Schwab Corp. ...........................   $    3,440,080
      74,475   Franklin Resources, Inc. .......................        3,314,138
      24,850   Merrill Lynch & Co., Inc. ......................        1,614,505
      24,650   Morgan Stanley Dean Witter & Co. ...............        1,602,496
                                                                  --------------
                                                                       9,971,219
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 0.70%
      87,600 * Applied Materials, Inc. ........................        4,373,868
                                                                  --------------
               SEMICONDUCTORS - 4.61%
     105,725 * Advanced Micro Devices, Inc. ...................        2,986,731
     108,250 * Altera Corp. ...................................        2,598,000
     411,298   Intel Corp. ....................................       11,109,159
     354,450   Texas Instruments, Inc. ........................       12,093,833
                                                                  --------------
                                                                      28,787,723
                                                                  --------------
               TELECOMMUNICATIONS - 4.87%
     152,984 * AT&T Corp. .....................................        2,577,780
     588,025   Nokia Corp. - ADR, Class A......................       17,193,851
      96,625 * QUALCOMM, Inc. .................................        5,869,003
      41,000   Qwest Communications International..............        1,506,340
     183,550 * Worldcom, Inc. .................................        3,274,531
                                                                  --------------
                                                                      30,421,505
                                                                  --------------
               TOBACCO - 1.71%
     207,050   Philip Morris Companies, Inc. ..................       10,644,441
                                                                  --------------
               UTILITIES - GAS, PIPELINE - 0.19%
      21,775   Enron Corp. ....................................        1,152,115
                                                                  --------------
               TOTAL COMMON STOCK
               (Cost $568,644,745).............................      549,872,810
                                                                  --------------
               WARRANTS - 0.00%
       2,982 * PER-SE Technologies
               (Cost $149).....................................              133
                                                                  --------------

     PAR
    VALUE                                                          MARKET VALUE

--------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS - 3.46%
              COMMERCIAL PAPER
 $ 21,617,000 Ciesco LP,
               4.20% due 06/01/01
               (Cost $21,617,000)..............................   $   21,617,000
                                                                  --------------
              TOTAL INVESTMENTS
              (Cost $590,261,894) - 91.48%.....................      571,489,943
                                                                  --------------
              Other assets less liabilities - 8.52%............       53,209,617
                                                                  --------------
              NET ASSETS - 100.00%.............................   $  624,699,560
                                                                  --------------

     * Non-income producing

--------------------------------------------------------------------------------

 72                         AG GROWTH & INCOME FUND   May 31, 2001
                          Average Annual Total Return

  1 Year                        5 Years                      Since Inception*
-----------------------------------------------------------------------------
  -10.91%                        9.90%                            13.30%

* April 29, 1994



                             [CHART APPEARS HERE]

                                Top 10 Holdings

   1. General Electric Co. ....  4.40%
   2. Exxon Mobil Corp. .......  2.82%
   3. Pfizer, Inc. ............  2.75%
   4. Citigroup, Inc. .........  2.55%
   5. Microsoft Corp. .........  2.51%
   6. Johnson & Johnson........  2.21%
   7. AOL Time Warner, Inc. ...  2.19%
   8. Wal-Mart Stores, Inc. ...  2.13%
   9. Merck & Co., Inc. .......  2.05%
  10. International Business
      Machines.................  1.96%


MANAGEMENT OVERVIEW
A discussion with American General Investment Management, L.P.

How did the Fund perform relative to its benchmark?
The Fund outperformed the S&P 500 benchmark index by 0.37% for the 12 months ending May 31, 2001. This performance placed the fund 56th out of 91 funds, 61st percentile, compared to similarly managed funds, according to Lipper Analytical Services.

What were the dominant portfolio themes?
Over this period, portfolio risk was reduced through increased diversification and a focus on owning companies with better relative value than the overall market. In addition, a conscientious effort was made to favor those companies having the best earnings visibility. Given the incredible bull market run of large capitalization growth stocks during the 1990's, the smaller capitalization value stocks held much broader appeal. This capitalization decision served the fund well over the period.

The period also saw a continuing dominance of value over growth. The Russell 1000 Growth Index lost nature 30% over the period, while the Russell 1000 Value Index returned 7.68%, signifying the uncertainty in the earnings capacity of the growth-oriented technology stocks and reinforcing the return to value investing as the prevailing style over the period.

Overall, the fund's performance was impressive, given the volatile nature of the market and disappointing performance of certain banking stocks. Thoughtful portfolio strategy and a tilt towards value stocks helped guide the fund through the difficult market environment.

Which portfolio holdings most enhanced the Fund's performance?
The fund was helped by its positions in Lehman Brothers Holdings, Inc. (LEH), King Pharmaceuticals (KG) and EOG Resources (EOG). LEH performed well over the period as the market anticipated a potential takeover of the company, after UBS' buyout of Paine Webber, as well as investor's realization that LEH shares represented excellent relative value compared to other brokerage stocks. KG outperformed the S&P 500 by more than 50% over the period primarily as a result of its popular cardiovascular drug Altace. Finally, EOG beat the index by nearly 50% on much improved gas prices.

Were there any disappointments in the Fund?
The banking industry cost the fund as major money center and regional bank stocks swooned. In particular, JP Morgan, a significant fund holding (JPM), agreed to be acquired by Chase Manhattan Corp, sending JPM shares down more than 40% over the next couple months, before they finally began to recover.

The equity market in general, and the large cap market in particular, suffered from continued high volatility, with the S&P 500 index's best monthly return coming in April 2001 (+7.77%) versus the index's worst monthly performance of -9.12% during February 2001. This extreme volatility was particularly strong within the Technology sector, which comprised about 20% of the S&P 500 Index.

What is your outlook for the next fiscal period?
Over the next fiscal period, prospects for the market are still uncertain as companies continue to report very poor earnings while economic data present a mixed picture. However, the Federal Reserve's five interest rate cuts so far this year and a relatively confident consumer should provide support to the market and the economy over the next year. The small cap value area continues to represent the best near term prospects for outperformance, both on a relative value and technical basis.

-------------------------------------------------------------------------------

 May 31, 2001  AG GROWTH & INCOME FUND - SCHEDULE OF INVESTMENTS             73

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 97.98%
               AEROSPACE/DEFENSE - 0.79%
      10,000   Boeing Co. .....................................   $      628,900
      15,700   Lockheed Martin Corp. ..........................          601,153
      10,000   Northrop Grumman Corp. .........................          887,600
                                                                  --------------
                                                                       2,117,653
                                                                  --------------
               AIRLINES - 0.28%
      10,000 * AMR Corp. ......................................          389,900
      18,000   Southwest Airlines Co. .........................          360,000
                                                                  --------------
                                                                         749,900
                                                                  --------------
               APPAREL & PRODUCTS - 0.14%
       7,000   Liz Claiborne, Inc. ............................          362,390
                                                                  --------------
               AUTO - CARS - 1.10%
      50,500   Ford Motor Co. .................................        1,229,675
      30,000   General Motors Corp. ...........................        1,707,000
                                                                  --------------
                                                                       2,936,675
                                                                  --------------
               AUTO - ORIGINAL EQUIPMENT - 0.07%
      10,000   Autoliv, Inc. ..................................          186,500
                                                                  --------------
               AUTO - REPLACEMENT PARTS - 0.41%
      10,000 * AutoZone, Inc. .................................          330,700
       6,500 * SPX Corp. ......................................          771,550
                                                                  --------------
                                                                       1,102,250
                                                                  --------------
               BANKS - NEW YORK CITY - 2.55%
     133,333   Citigroup, Inc. ................................        6,833,316
                                                                  --------------
               BANKS - OTHER - 3.99%
      20,000   Bank of America Corp. ..........................        1,185,000
      54,300   FleetBoston Financial Corp. ....................        2,258,337
      60,000   J.P. Morgan Chase & Co. ........................        2,949,000
      25,000   Mellon Financial Corp. .........................        1,145,500
      50,000   National City Corp. ............................        1,465,000
      15,000   Providian Financial Corp. ......................          851,400
      20,000   Union Planters Corp. ...........................          820,000
                                                                  --------------
                                                                      10,674,237
                                                                  --------------
               BANKS - REGIONAL - 2.22%
      15,000   BancWest Corp. .................................          514,950
      10,000   Comerica, Inc. .................................          569,000
      10,000   First Virginia Banks, Inc. .....................          460,400

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BANKS - REGIONAL - Continued
      25,000   Huntington Bancshares, Inc. ....................   $      374,500
      24,000 * Silicon Valley Bancshares.......................          663,600
      25,000   SunTrust Banks, Inc. ...........................        1,535,500
      25,000   TCF Financial Corp. ............................        1,047,250
      20,000   Westamerica Bancorp. ...........................          764,000
                                                                  --------------
                                                                       5,929,200
                                                                  --------------
               BEVERAGE - BREWERS/DISTRIBUTORS - 0.33%
      20,000   Anheuser-Busch Companies, Inc. .................          880,000
                                                                  --------------
               BEVERAGE - SOFT DRINKS - 0.95%
      30,000   Coca-Cola Co. ..................................        1,422,000
      25,000   PepsiCo, Inc. ..................................        1,119,000
                                                                  --------------
                                                                       2,541,000
                                                                  --------------
               BROADCASTING - 0.99%
      10,000 * Cablevision Systems Corp. ......................          568,500
      40,000 * Comcast Corp., Class A..........................        1,638,400
      10,000 * Cox Communications, Inc. .......................          432,500
                                                                  --------------
                                                                       2,639,400
                                                                  --------------
               CHEMICAL - MISCELLANEOUS - 0.24%
      10,500 * Cytec Industries, Inc. .........................          371,175
      15,000   Olin Corp. .....................................          282,150
                                                                  --------------
                                                                         653,325
                                                                  --------------
               CONGLOMERATES - 1.07%
      50,000   Tyco International, Ltd. .......................        2,872,500
                                                                  --------------
               CONSUMER FINANCE - 0.49%
      20,000   Household International, Inc. ..................        1,313,200
                                                                  --------------
               CONTAINERS - METAL/GLASS - 0.14%
      20,000   Corning, Inc. ..................................          378,400
                                                                  --------------
               DRUGS - 8.41%
      65,000   Bristol Myers Squibb Co. .......................        3,525,600
      33,000   Eli Lilly and Co. ..............................        2,795,100
      25,000 * IVAX Corp. .....................................          842,500
      10,000 * King Pharmaceuticals, Inc. .....................          505,800
      75,000   Merck & Co., Inc. ..............................        5,474,250
     171,350   Pfizer, Inc. ...................................        7,349,202
      47,500   Schering-Plough Corp. ..........................        1,992,625
                                                                  --------------
                                                                      22,485,077
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               ELECTRICAL EQUIPMENT - 5.70%
      20,000 * Amphenol Corp. .................................   $    1,012,600
      16,000   Emerson Electric Co. ...........................        1,083,360
     240,000   General Electric Co. ...........................       11,760,000
      50,000 * Kemet Corp. ....................................          917,500
       2,700   National Service Industries, Inc. ..............           68,445
      10,000 * Teradyne, Inc. .................................          398,500
                                                                  --------------
                                                                      15,240,405
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 0.69%
      15,000 * Arrow Electronics, Inc. ........................          377,700
      15,000 * Integrated Device Technology, Inc. .............          549,600
      45,000 * Vishay Intertechnology, Inc. ...................          927,000
                                                                  --------------
                                                                       1,854,300
                                                                  --------------
               ENTERTAINMENT - 3.56%
     112,000 * AOL Time Warner, Inc. ..........................        5,849,760
      20,000 * Harrah's Entertainment, Inc. ...................          731,400
      53,000 * Metro-Goldwyn-Mayer, Inc. ......................        1,198,330
      55,000   Walt Disney Co. ................................        1,739,100
                                                                  --------------
                                                                       9,518,590
                                                                  --------------
               FINANCIAL SERVICES - 1.25%
      29,000   Allmerica Financial Corp. ......................        1,584,850
      15,000   Baker Hughes, Inc. .............................          591,000
       8,000   H & R Block, Inc. ..............................          477,120
      20,000   Heller Financial, Inc. .........................          688,000
                                                                  --------------
                                                                       3,340,970
                                                                  --------------
               FOODS - 1.09%
      50,000   Archer Daniels Midland Co. .....................          675,000
      30,000   Campbell Soup Co. ..............................          886,200
      50,000   ConAgra, Inc. ..................................        1,042,500
       6,000 * Suiza Foods Corp. ..............................          311,700
                                                                  --------------
                                                                       2,915,400
                                                                  --------------
               FOOTWEAR - 0.25%
      10,000 * Payless ShoeSource, Inc. .......................          678,900
                                                                  --------------
               GOVERNMENT SPONSORED - 1.34%
      43,500   Federal National Mortgage Association...........        3,586,140
                                                                  --------------
               HARDWARE & TOOLS - 0.44%
      31,000   Stanley Works...................................        1,178,000
                                                                  --------------

--------------------------------------------------------------------------------

 74                                                   May 31, 2001
         AG GROWTH & INCOME FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HEALTHCARE - 0.39%
      25,000 * Apria Healthcare Group, Inc. ...................   $      640,000
      15,000 * Oxford Health Plans, Inc. ......................          411,600
                                                                  --------------
                                                                       1,051,600
                                                                  --------------
               HEAVY DUTY TRUCKS/PARTS - 0.25%
       8,600   Eaton Corp. ....................................          672,520
                                                                  --------------
               HOME BUILDERS - 0.44%
      13,000   Centex Corp. ...................................          484,640
      17,000   Pulte Corp. ....................................          686,800
                                                                  --------------
                                                                       1,171,440
                                                                  --------------
               HOSPITAL SUPPLIES - 3.77%
      60,000   Abbott Laboratories.............................        3,118,800
      11,000   C. R. Bard, Inc. ...............................          620,950
      61,000   Johnson & Johnson...............................        5,913,950
       7,000 * St. Jude Medical, Inc. .........................          430,640
                                                                  --------------
                                                                      10,084,340
                                                                  --------------
               HOUSEHOLD PRODUCTS - 1.27%
      40,000   Procter & Gamble Co. ...........................        2,569,600
      36,500   Tupperware Corp. ...............................          834,390
                                                                  --------------
                                                                       3,403,990
                                                                  --------------
               INFORMATION PROCESSING - 4.50%
      38,000   Adobe Systems, Inc. ............................        1,511,260
      37,000   Autodesk, Inc. .................................        1,129,610
      12,000   Computer Associates International, Inc. ........          340,320
      45,000 * EMC Corp. ......................................        1,422,000
      55,000   Hewlett Packard Co. ............................        1,612,600
      47,000   International Business Machines.................        5,254,600
      15,000 * Quanta Services, Inc. ..........................          508,200
      16,000 * Sybase, Inc. ...................................          248,800
                                                                  --------------
                                                                      12,027,390
                                                                  --------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 3.54%
      10,000 * Art Technology Group, Inc. .....................           85,900
      97,000 * Microsoft Corp. ................................        6,710,460
      30,000 * Openwave Systems, Inc. .........................        1,149,900
     100,000 * Oracle Corp. ...................................        1,530,000
                                                                  --------------
                                                                       9,476,260
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 1.04%
      40,000   Compaq Computer Corp. ..........................   $      639,600
      15,000 * Lexmark International Group.....................          929,850
      74,000 * Sun Microsystems, Inc. .........................        1,218,780
                                                                  --------------
                                                                       2,788,230
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 1.31%
      28,000   Automatic Data Processing, Inc. ................        1,504,720
      35,000 * Commerce One, Inc. .............................          233,800
      12,000 * Critical Path, Inc. ............................           14,400
      25,000   Electronic Data Systems Corp. ..................        1,531,250
       4,000 * VeriSign, Inc. .................................          226,000
                                                                  --------------
                                                                       3,510,170
                                                                  --------------
               INFORMATION PROCESSING -
               NETWORKING - 1.24%
     150,000 * Cisco Systems, Inc. ............................        2,889,000
      10,000 * Juniper Networks, Inc. .........................          425,300
                                                                  --------------
                                                                       3,314,300
                                                                  --------------
               INSURANCE - CASUALTY - 0.32%
      30,000   American Financial Group, Inc. .................          842,700
                                                                  --------------
               INSURANCE - LIFE - 0.16%
      11,000   Torchmark Corp. ................................          417,120
                                                                  --------------
               INSURANCE - MULTILINE - 2.81%
      55,000   Allstate Corp. .................................        2,476,100
      45,250   American International Group, Inc. .............        3,665,250
       8,500   CIGNA Corp. ....................................          802,995
      20,000   Old Republic International Corp. ...............          564,600
                                                                  --------------
                                                                       7,508,945
                                                                  --------------
               LEISURE TIME - 0.68%
      40,000   Callaway Golf Co. ..............................          908,400
      17,343 * Sabre Holdings Corp. ...........................          905,998
                                                                  --------------
                                                                       1,814,398
                                                                  --------------
               LODGING - 0.12%
      10,000 * MGM Mirage......................................          314,400
                                                                  --------------
               MACHINERY -
               INDUSTRIAL/SPECIALTY - 0.49%
      15,000   Ingersoll-Rand Co. .............................          740,250
       8,000   Johnson Controls, Inc. .........................          563,200
                                                                  --------------
                                                                       1,303,450
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISING - DEPARTMENT - 0.33%
      20,000 * Federated Department Stores, Inc. ..............   $      896,000
                                                                  --------------
               MERCHANDISING - DRUG - 0.45%
      30,000   Walgreen Co. ...................................        1,205,700
                                                                  --------------
               MERCHANDISING - FOODS - 0.70%
      30,000 * Safeway Inc.....................................        1,519,500
      22,000   Supervalu, Inc. ................................          342,320
                                                                  --------------
                                                                       1,861,820
                                                                  --------------
               MERCHANDISING - MASS - 2.80%
      45,000   Sears Roebuck & Co..............................        1,794,600
     110,000   Wal-Mart Stores, Inc. ..........................        5,692,500
                                                                  --------------
                                                                       7,487,100
                                                                  --------------
               MERCHANDISING - SPECIALTY - 1.68%
      60,000   Home Depot, Inc. ...............................        2,957,400
      13,500   Radioshack Corp. ...............................          367,605
      10,000   TJX Companies, Inc. ............................          334,600
      30,000 * Toys "R" Us, Inc. ..............................          831,000
                                                                  --------------
                                                                       4,490,605
                                                                  --------------
               METALS - ALUMINUM - 1.02%
      14,000   Alcan Aluminium, Ltd. ..........................          627,200
      48,760   Alcoa, Inc. ....................................        2,103,994
                                                                  --------------
                                                                       2,731,194
                                                                  --------------
               METALS - MISCELLANEOUS - 0.29%
      50,300 * Freeport-McMoRan Copper & Gold, Class B.........          788,201
                                                                  --------------
               MISCELLANEOUS - 0.64%
      13,158 * Agilent Technologies, Inc. .....................          441,319
      45,000   AVX Corp. ......................................          841,500
       7,000   United Parcel Service, Inc., Class B............          416,150
                                                                  --------------
                                                                       1,698,969
                                                                  --------------
               OIL - INTEGRATED DOMESTIC - 1.93%
      10,000   Amerada Hess Corp. .............................          856,400
      50,000   EOG Resources, Inc. ............................        2,244,500
      36,000   Occidental Petroleum Corp. .....................        1,078,920
      15,000   Phillips Petroleum Co. .........................          971,100
                                                                  --------------
                                                                       5,150,920
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                   75
         AG GROWTH & INCOME FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               OIL - INTEGRATED
               INTERNATIONAL - 2.82%
      85,000   Exxon Mobil Corp. ..............................   $    7,543,750
                                                                  --------------
               OIL - SERVICE - PRODUCTS - 0.44%
      10,000 * BJ Services Co. ................................          750,000
      10,000 * Noble Drilling Corp. ...........................          427,000
                                                                  --------------
                                                                       1,177,000
                                                                  --------------
               OIL - SERVICES - 0.12%
      11,000 * Rowan Companies, Inc. ..........................          329,230
                                                                  --------------
               OIL/GAS PRODUCERS - 2.18%
      27,000   Equitable Resources, Inc. ......................        2,003,400
      21,000   Helmerich & Payne, Inc. ........................          830,340
      25,000 * Pioneer Natural Resources Corp. ................          527,500
      10,000 * Stone Energy Corp. .............................          525,000
      30,000   Ultramar Diamond Shamrock Corp. ................        1,504,500
      20,000   Vintage Petroleum, Inc. ........................          432,000
                                                                  --------------
                                                                       5,822,740
                                                                  --------------
               PAPER/FOREST PRODUCTS - 1.09%
       5,000   Bowater, Inc. ..................................          241,000
      18,000   Georgia-Pacific Corp. - Timber Group............          638,100
      20,000   Kimberly-Clark Corp. ...........................        1,209,000
      15,000   Rayonier, Inc. .................................          671,100
      10,000 * Smurfit-Stone Container Corp. ..................          149,700
                                                                  --------------
                                                                       2,908,900
                                                                  --------------
               POLLUTION CONTROL - 0.25%
      40,000 * Allied Waste Industries, Inc. ..................          675,200
                                                                  --------------
               PUBLISHING - NEWS - 0.87%
      35,000   Gannett Co., Inc. ..............................        2,319,800
                                                                  --------------
               PUBLISHING - PRINTING - 0.26%
      25,000   Deluxe Corp. ...................................          692,750
                                                                  --------------
               RAILROAD - 0.21%
      18,000   Burlington Northern Santa Fe....................          559,260
                                                                  --------------
               REAL ESTATE INVESTMENT TRUSTS - 0.27%
      55,000   Host Marriott Corp. ............................          711,700
                                                                  --------------
               RESTAURANT - 0.52%
      30,500   Darden Restaurants, Inc. .......................          850,950
      12,000 * Tricon Global Restaurants, Inc. ................          548,400
                                                                  --------------
                                                                       1,399,350
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SAVINGS & LOAN - 0.97%
      10,000   Dime Bancorp, Inc. .............................   $      353,000
      13,000   Golden State Bancorp, Inc. .....................          379,470
      52,500   Washington Mutual, Inc. ........................        1,870,050
                                                                  --------------
                                                                       2,602,520
                                                                  --------------
               SECURITIES RELATED - 1.69%
      25,000   Bear Stearns Co., Inc. .........................        1,358,750
      35,000   Lehman Brothers Holdings, Inc. .................        2,506,350
      10,000   Morgan Stanley Dean Witter & Co. ...............          650,100
                                                                  --------------
                                                                       4,515,200
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 0.45%
      24,000 * Applied Materials, Inc. ........................        1,198,320
                                                                  --------------
               SEMICONDUCTORS - 4.04%
       5,000 * Advanced Micro Devices, Inc. ...................          141,250
      50,000 * Cirrus Logic, Inc. .............................          990,000
      20,000 * Cypress Semiconductor Corp. ....................          423,000
     160,000   Intel Corp. ....................................        4,321,600
      15,000 * Maxim Integrated Products, Inc. ................          765,300
      10,000 * Micron Technology, Inc. ........................          375,000
      50,000   Motorola, Inc. .................................          735,000
      28,500 * National Semiconductor Corp. ...................          755,820
      20,000   Rockwell International Corp. ...................          940,000
      40,000   Texas Instruments, Inc. ........................        1,364,800
                                                                  --------------
                                                                      10,811,770
                                                                  --------------
               TELECOMMUNICATIONS - 4.05%
       7,500 * Aether Systems, Inc. ...........................           86,775
      20,000   Alltel Corp. ...................................        1,159,800
      66,500   AT&T Corp. .....................................        1,407,805
      33,375 * Avaya, Inc. ....................................          540,675
      20,000   Nortel Networks Corp. ..........................          266,600
      15,000 * Price Communications Co. .......................          277,200
      21,000 * QUALCOMM, Inc. .................................        1,275,540
      80,290   Verizon Communications..........................        4,403,907
      80,000 * Worldcom, Inc. .................................        1,427,200
                                                                  --------------
                                                                      10,845,502
                                                                  --------------
               TEXTILE - PRODUCTS - 0.31%
      20,000   V. F. Corp. ....................................          827,200
                                                                  --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

--------------------------------------------------------------------------------
               TOBACCO - 1.26%
      60,000   Philip Morris Companies, Inc. .................   $    3,084,600
       5,000   RJ Reynolds Tobacco Holdings, Inc. ............          297,400
                                                                 --------------
                                                                      3,382,000
                                                                 --------------
               UTILITIES - ELECTRIC - 2.51%
      10,000   Allegheny Energy, Inc. ........................          532,000
      50,000   DQE, Inc. .....................................        1,194,500
      10,000   Entergy Corp. .................................          432,000
       8,000   FPL Group, Inc. ...............................          466,000
      10,000   PPL Corp. .....................................          597,100
      15,000   Reliant Energy, Inc. ..........................          691,200
      40,000   TXU Corp. .....................................        1,973,600
      40,000   Western Resources, Inc. .......................          840,000
                                                                 --------------
                                                                      6,726,400
                                                                 --------------
               UTILITIES - COMMUNICATIONS - 3.01%
      65,500   BellSouth Corp. ...............................        2,700,564
     103,690   SBC Communications, Inc. ......................        4,463,855
      40,000 * Sprint Corp. - PCS Group.......................          880,000
                                                                 --------------
                                                                      8,044,419
                                                                 --------------
               TOTAL COMMON STOCK
               (Cost $253,189,028)............................      262,072,501
                                                                 --------------
     PAR
    VALUE

------
               SHORT-TERM INVESTMENTS - 2.11%
               COMMERCIAL PAPER - 1.91%
 $ 5,119,000   Duke Cap Corp.,
                4.21% due 06/01/01............................        5,119,000
                                                                 --------------
               U.S. TREASURY BILLS - 0.20%
     525,000   Treasury Bills,
                3.60% due 06/14/01............................          524,315
                                                                 --------------
               TOTAL SHORT-TERM INVESTMENTS
               (Cost $5,643,315)..............................        5,643,315
                                                                 --------------
               TOTAL INVESTMENTS
               (Cost $258,832,343) - 100.09%..................      267,715,816
                                                                 --------------
               Other assets less liabilities - (0.09%)........         (229,253)
                                                                 --------------
               NET ASSETS - 100.00%...........................   $  267,486,563
                                                                 --------------

    * Non-income producing

--------------------------------------------------------------------------------

 76                                                   May 31, 2001
         AG GROWTH & INCOME FUND - SCHEDULE OF INVESTMENTS - CONTINUED

                                                                  UNREALIZED
CONTRACTS                                                        DEPRECIATION

-------------------------------------------------------------------------------
      FUTURES CONTRACTS PURCHASED(/1/)
      (Delivery month/Value at 05/31/01)
 18(2)  S&P 500 Index Futures
        (June 2001/$1,257)...................................... $     (39,325)
                                                                 -------------

(1) U.S. Treasury Bills with a market value of $524,315 were maintained in a segregated account with a portion placed as collateral for futures contracts.
(2)  Per 250.

--------------------------------------------------------------------------------

 May 31, 2001       AMERICAN CENTURY INCOME AND GROWTH FUND     77
                                 Total Return

                               Since Inception*
-------------------------------------------------------------------------------
                                    -3.60%

* December 11, 2000




[CHART APPEARS HERE]

                                Top 10 Holdings


   1. Citigroup, Inc...........  3.44%
   2. General Electric Co......  3.41%
   3. Pfizer, Inc..............  2.71%
   4. Microsoft Corp...........  2.44%
   5. Exxon Mobil Corp.........  2.37%
   6. AOL Time Warner, Inc.....  2.11%
   7. Johnson & Johnson........  2.06%
   8. Tyco International,
      Ltd......................  1.84%
   9. Verizon Communications...  1.83%
  10. Merck & Co., Inc.........  1.81%



MANAGEMENT OVERVIEW
A discussion with American Century Investment Management, Inc.

How did the Fund perform relative to its benchmark?
The Fund returned -3.60% for the period, holding its value better than the -7.78% return of the S&P 500 Index, the Fund's benchmark.

What were the dominant market themes?
On many levels, the prevailing sentiment continued to shift away from the unbridled optimism of the late 1990s, to a more cautious and pragmatic approach. The highest-flying stocks continued to lose altitude, business and consumer spending slowed from its torrid pace, layoff announcements skyrocketed, and the geared-up economy was caught in a vicious cycle.

Then, the Federal Reserve came to the rescue of the ailing economy, cutting short-term interest rates by 2.5% during the period to avert a recession. Toward the end of the period, the Fed's economic stimulus, an impending tax cut, and resilient auto and home sales seemed to calm consumers and the financial markets somewhat.

In that environment, technology and telecommunications shares suffered the steepest losses. Investors turned to companies in a diverse group of industries, which was a healthy sign for financial markets. Execution and financial results seemed to become more highly valued than future promises, as fundamentally strong companies generally traded higher. In particular, defensive sectors like financials, energy, and utilities turned in relatively strong performances.

What were the dominant portfolio themes?
We added value by holding overweight positions in some defensive stocks and avoiding some of the market's highest-priced stocks. Our value orientation also led us to an underweight in the slumping technology sector. Those decisions helped the large-cap portfolio hold its value much better than the S&P 500 index.

Which portfolio holdings enhanced the Fund's performance?
Strong stock selection in the energy sector contributed most to the fund's relative performance. The fund's energy stocks tripled the return of the S&P 500's energy weighting for the period. We held overweight positions in top-performing stocks like Occidental Petroleum, Chevron, and Ultramar Diamond Shamrock, while entirely avoiding Enron, the sector's biggest decliner. Good stock picks in the energy sector helped the fund outperform the S&P 500.

In addition, the fund's financial stocks held their value quite a bit better than those of the S&P 500. Underweights in asset manager Charles Schwab, as well as substantial overweights in Lehman Brothers and Loews boosted the portfolio's financial holdings.

Were there any disappointments in the Fund?
Tech stocks fell more than any other sector in the S&P 500 as one tech company after the other confessed to lower earnings, and many CEO's were uncertain of when inventories would be digested and demand for their products would strengthen. Not surprisingly, technology stocks detracted most from the fund's absolute performance. The fund's relative performance benefited significantly from holding less technology than the S&P 500, and avoiding some of the sector's steepest decliners.

The telecommunications sector also declined. But a few stocks rose, detracting from the portfolio's otherwise strong relative performance. Worldcom and Sprint advanced on bargain hunting in January and held onto most of their gains for the quarter. The management team underweighted those stocks, which worked against the fund in the short-term.

What is your outlook for the next fiscal period?
What we can say with a great deal of certainty is that we expect the financial markets to remain extremely volatile in the coming months, as investors react to economic and financial news. Stocks will probably respond positively to the first signs of a rebound in profits or the economy. By contrast, if inflation starts to show signs of accelerating or if the economic rebound takes longer than expected, we think stock prices will fall further. We feel more comfortable maintaining our current defensive positioning, with a slight tilt toward value-oriented stocks.

-------------------------------------------------------------------------------

 78                                                   May 31, 2001
        AMERICAN CENTURY INCOME & GROWTH FUND - SCHEDULE OF INVESTMENTS

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 97.62%
               ADVERTISING - 0.28%
       5,500   Omnicom Group, Inc. ............................   $      511,940
       3,900 * TMP Worldwide, Inc. ............................          227,253
                                                                  --------------
                                                                         739,193
                                                                  --------------
               AEROSPACE/DEFENSE - 2.85%
      63,100   Boeing Co. .....................................        3,968,359
      11,600   General Dynamics Corp. .........................          899,232
       6,700   Lockheed Martin Corp. ..........................          256,543
      13,100   Northrop Grumman Corp. .........................        1,162,756
      16,900   Perkinelmer, Inc. ..............................        1,166,607
                                                                  --------------
                                                                       7,453,497
                                                                  --------------
               AIRLINES - 0.08%
       2,600 * AMR Corp. ......................................          101,374
       2,500   Delta Air Lines, Inc. ..........................          119,050
                                                                  --------------
                                                                         220,424
                                                                  --------------
               APPAREL & PRODUCTS - 0.12%
       1,500   Liz Claiborne, Inc. ............................           77,655
       6,800   Talbots, Inc. ..................................          244,800
                                                                  --------------
                                                                         322,455
                                                                  --------------
               APPLIANCES/FURNISHINGS - 0.06%
       2,700   Whirlpool Corp. ................................          169,803
                                                                  --------------
               AUTO - CARS - 0.70%
      76,000   Ford Motor Co. .................................        1,850,600
                                                                  --------------
               AUTO - ORIGINAL EQUIPMENT - 0.29%
       7,700 * Lear Corp ......................................          268,576
       8,300   Magna International, Inc., Class A..............          496,174
                                                                  --------------
                                                                         764,750
                                                                  --------------
               AUTO - REPLACEMENT PARTS - 0.11%
       3,400 * AutoZone, Inc. .................................          112,438
      12,900   Cooper Tire & Rubber Co. .......................          169,635
                                                                  --------------
                                                                         282,073
                                                                  --------------
               BANKS - NEW YORK CITY - 3.68%
      11,700   Bank of New York Co., Inc. .....................          638,937
     175,400   Citigroup, Inc. ................................        8,989,250
                                                                  --------------
                                                                       9,628,187
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
             BANKS - OTHER - 4.45%
      72,000 Bank of America Corp. ............................   $    4,266,000
       3,100 First Tennessee National Corp. ...................          110,360
      29,000 First Union Corp. ................................          935,250
      99,300 FleetBoston Financial Corp. ......................        4,129,887
       6,900 Mellon Financial Corp. ...........................          316,158
       8,500 Providian Financial Corp. ........................          482,460
      22,800 UnionBanCal Corp. ................................          731,880
      14,000 Wells Fargo Co. ..................................          659,120
                                                                  --------------
                                                                      11,631,115
                                                                  --------------
             BANKS - REGIONAL - 1.56%
      17,500 AmSouth Bancorp. .................................          321,825
      10,500 City National Corp. ..............................          447,615
       4,400 Comerica, Inc. ...................................          250,360
       6,700 Greater Bay Bancorp ..............................          174,133
      19,100 GreenPoint Financial Corp. .......................          725,609
       5,100 Hibernia Corp., Class A...........................           83,028
      11,700 KeyCorp ..........................................          278,226
       5,900 PNC Financial Services ...........................          408,575
      21,300 Silicon Valley Bancshares ........................          588,945
      30,300 U.S. Bancorp, Inc. ...............................          675,690
       2,400 Zions Bancorp. ...................................          129,936
                                                                  --------------
                                                                       4,083,942
                                                                  --------------
             BEVERAGE - SOFT DRINKS - 0.79%
      13,500 Coca-Cola Co. ....................................          639,900
      32,100 PepsiCo, Inc. ....................................        1,436,796
                                                                  --------------
                                                                       2,076,696
                                                                  --------------
             BROADCASTING - 0.64%
      40,900 Comcast Corp., Class A............................        1,675,264
                                                                  --------------
             CHEMICAL - MISCELLANEOUS - 0.75%
      16,100 Eastman Chemical Co. .............................          813,694
       3,100 FMC Corp. ........................................          236,592
      54,800 Lyondell Chemical Co. ............................          906,940
                                                                  --------------
                                                                       1,957,226
                                                                  --------------
             CONGLOMERATES - 4.06%
      28,800 ITT Industries, Inc. .............................        1,343,808
      46,600 Loews Corp. ......................................        3,214,934
      83,500 Tyco International, Ltd. .........................        4,797,075
      49,600 Viad Corp. .......................................        1,252,400
                                                                  --------------
                                                                      10,608,217
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               CONSUMER FINANCE - 0.37%
       3,900   MBNA Corp. .....................................   $      140,634
      27,500   Metris Companies, Inc. .........................          825,000
                                                                  --------------
                                                                         965,634
                                                                  --------------
               CONTAINERS - METALS/GLASS - 0.40%
      12,600   Ball Corp. .....................................          598,500
      23,000   Corning, Inc. ..................................          435,160
                                                                  --------------
                                                                       1,033,660
                                                                  --------------
               CONTAINERS - PAPER - 0.04%
       7,600   Pactiv Corp. ...................................          104,500
                                                                  --------------
               COSMETICS/TOILETRIES - 0.14%
       1,900   Alberto-Culver Co., Class B.....................           80,275
       6,600   Avon Products, Inc. ............................          288,816
                                                                  --------------
                                                                         369,091
                                                                  --------------
               DRUGS - 7.50%
      10,000   American Home Products Corp. ...................          633,000
       4,200   Bausch & Lomb, Inc. ............................          198,660
      42,200   Bristol Myers Squibb Co. .......................        2,288,928
      17,500   Eli Lilly and Co. ..............................        1,482,250
      10,200   Forest Laboratories, Inc. ......................          755,412
      13,500   IVAX Corp. .....................................          454,950
      64,700   Merck & Co., Inc. ..............................        4,722,453
     164,800   Pfizer, Inc. ...................................        7,068,272
      16,200   Pharmacia Corp. ................................          786,672
      28,900   Schering-Plough Corp. ..........................        1,212,355
                                                                  --------------
                                                                      19,602,952
                                                                  --------------
               ELECTRICAL EQUIPMENT - 3.80%
      10,200   Amphenol Corp. .................................          516,426
      11,100   C & D Technologies, Inc. .......................          340,770
       2,200   Emerson Electric Co. ...........................          148,962
     182,100   General Electric Co. ...........................        8,922,900
                                                                  --------------
                                                                       9,929,058
                                                                  --------------
               ELECTRONIC INSTRUMENT - 0.60%
       5,700   Arrow Electronics, Inc. ........................          143,526
      24,300 * Integrated Device Technology, Inc. .............          890,352
      14,100 * Tektronix, Inc. ................................          345,591
       7,000 * Thermo Electron Corp. ..........................          195,370
                                                                  --------------
                                                                       1,574,839
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                   79
  AMERICAN CENTURY INCOME & GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               ENTERTAINMENT - 3.62%
     105,700 * AOL Time Warner, Inc. ..........................   $    5,520,711
      30,900   Carnival Corp., Class A.........................          872,307
       2,441 * USA Networks, Inc. .............................           63,124
      94,800   Walt Disney Co. ................................        2,997,576
                                                                  --------------
                                                                       9,453,718
                                                                  --------------
               FINANCE COMPANIES - 0.39%
      26,100   Countrywide Credit Industries, Inc. ............        1,010,853
                                                                  --------------
               FINANCIAL SERVICES - 0.04%
       1,600   H & R Block, Inc. ..............................           95,424
                                                                  --------------
               FOODS - 0.99%
      80,700   Archer Daniels Midland Co. .....................        1,089,450
      54,500   ConAgra, Inc. ..................................        1,136,325
       5,900   Hormel Foods Corp. .............................          139,181
       8,400   Kellogg Co. ....................................          224,448
                                                                  --------------
                                                                       2,589,404
                                                                  --------------
               FOOTWEAR - 0.08%
       6,900 * Reebok International, Ltd. .....................          198,996
                                                                  --------------
               GOVERNMENT SPONSORED - 1.84%
      38,500   Federal National Mtg. Association...............        3,173,940
      24,500   Federal Home Loan Mtg. Corp. ...................        1,621,900
                                                                  --------------
                                                                       4,795,840
                                                                  --------------
               HARDWARE & TOOLS - 0.22%
       3,000   Black & Decker Corp. ...........................          118,950
      11,700   Stanley Works...................................          444,600
                                                                  --------------
                                                                         563,550
                                                                  --------------
               HEALTHCARE - 0.63%
       6,700 * Health Net Inc. ................................          128,975
      26,500 * Oxford Health Plans, Inc. ......................          727,160
       9,000 * Wellpoint Health Networks, Inc. ................          781,200
                                                                  --------------
                                                                       1,637,335
                                                                  --------------
               HEAVY DUTY TRUCKS/PARTS - 0.05%
       1,700   Eaton Corp. ....................................          132,940
                                                                  --------------
               HOME BUILDERS - 0.22%
       4,300   Centex Corp. ...................................          160,304
      10,800   KB Home ........................................          274,428
       3,300   Pulte Corp. ....................................          133,320
                                                                  --------------
                                                                         568,052
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HOSPITAL SUPPLIES - 2.50%
       9,600   Baxter International, Inc. .....................   $      474,048
      12,100   C. R. Bard, Inc. ...............................          683,045
      55,400   Johnson & Johnson...............................        5,371,030
                                                                  --------------
                                                                       6,528,123
                                                                  --------------
               HOUSEHOLD PRODUCTS - 1.90%
       7,200   Church & Dwight Co., Inc. ......................          183,240
      20,600   Clorox Co. .....................................          713,584
       5,900   Newell Rubbermaid, Inc. ........................          149,093
      34,200   Procter & Gamble Co. ...........................        2,197,008
      30,300   Tupperware Corp. ...............................          692,658
      18,600   Unilever N.V. ..................................        1,033,974
                                                                  --------------
                                                                       4,969,557
                                                                  --------------
               HUMAN RESOURCES - 0.06%
       4,500   Manpower, Inc. .................................          144,000
                                                                  --------------
               INFORMATION PROCESSING - 3.46%
       9,200   Adobe Systems, Inc. ............................          365,884
       5,900 * Comverse Technology, Inc. ......................          342,200
      47,300 * EMC Corp. ......................................        1,494,680
       6,700   Galileo International, Inc. ....................          186,126
       9,800   Hewlett Packard Co. ............................          287,336
      39,400   International Business Machines.................        4,404,920
      10,540 * JDS Uniphase Corp. .............................          176,123
      29,100 * Mentor Graphics Corp. ..........................          765,330
       8,800   Pitney Bowes, Inc. .............................          347,952
      10,500 * Solectron Corp. ................................          226,485
      14,600 * Tech Data Corp. ................................          438,292
                                                                  --------------
                                                                       9,035,328
                                                                  --------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 2.88%
      92,200 * Microsoft Corp. ................................        6,378,396
      74,800 * Oracle Corp. ...................................        1,144,440
                                                                  --------------
                                                                       7,522,836
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 0.99%
      28,300   Compaq Computer Corp. ..........................          452,517
      49,300 * Dell Computer Corp. ............................        1,200,948
      56,500 * Sun Microsystems, Inc. .........................          930,555
                                                                  --------------
                                                                       2,584,020
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               COMPUTER SERVICES -
               1.37%
       1,600   Automatic Data
               Processing, Inc. ...............................   $       85,984
      27,500   Electronic Data Systems
               Corp. ..........................................        1,684,375
      18,300   First Data Corp. ...............................        1,200,663
      11,700   Paychex, Inc. ..................................          449,631
       2,600 * VeriSign, Inc. .................................          146,900
                                                                  --------------
                                                                       3,567,553
                                                                  --------------
               INFORMATION PROCESSING -
               NETWORKING - 0.99%
      13,200 * Akamai Technologies,
               Inc. ...........................................          136,356
     120,100 * Cisco Systems, Inc. ............................        2,313,126
       3,100 * Juniper Networks,
               Inc. ...........................................          131,843
                                                                  --------------
                                                                       2,581,325
                                                                  --------------
               INSURANCE - LIFE - 0.92%
      39,500   Lincoln National
               Corp. ..........................................        1,944,980
      14,200   MetLife, Inc. ..................................          452,270
                                                                  --------------
                                                                       2,397,250
                                                                  --------------
               INSURANCE - MISCELLANEOUS - 0.39%
      21,000   Fidelity National
               Financial, Inc. ................................          478,800
      10,200   Gallagher, Arthur J & Co. ......................          280,500
       3,100   Radian Group, Inc. .............................          263,190
                                                                  --------------
                                                                       1,022,490
                                                                  --------------
               INSURANCE - MULTILINE -
               1.60%
       3,900   Allstate Corp. .................................          175,578
      10,900   American International
               Group, Inc. ....................................          882,900
      22,300   CIGNA Corp. ....................................        2,106,681
       1,800   Hartford Financial
               Services Group..................................          121,860
      31,200   Old Republic
               International Corp. ............................          880,776
                                                                  --------------
                                                                       4,167,795
                                                                  --------------
               LEISURE TIME - 0.48%
      34,100   Brunswick Corp. ................................          770,660
       3,700   Callaway Golf Co. ..............................           84,027
       6,500   International Game
               Technology......................................          399,425
                                                                  --------------
                                                                       1,254,112
                                                                  --------------
               MACHINERY - AGRICULTURE
               - 0.07%
       5,200   Deere & Co. ....................................          194,272
                                                                  --------------

--------------------------------------------------------------------------------

 80                                                   May 31, 2001
  AMERICAN CENTURY INCOME & GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MACHINERY - CONSTRUCTION & CONTRACTS - 0.52%
       7,100   Caterpillar, Inc. ..............................   $      384,536
      26,400   Lennar Corp. ...................................          976,800
                                                                  --------------
                                                                       1,361,336
                                                                  --------------
               MACHINERY -
               INDUSTRIAL/SPECIALTY - 0.65%
       9,000   Cooper Industries, Inc. ........................          342,270
       3,800   Ingersoll-Rand Co. .............................          187,530
       3,800   Johnson Controls, Inc. .........................          267,520
      25,100   Pall Corp. .....................................          579,810
       8,900   York International Corp. .......................          313,725
                                                                  --------------
                                                                       1,690,855
                                                                  --------------
               MEDICAL TECHNOLOGY - 0.10%
      11,400 * Cytyc Corp. ....................................          248,520
                                                                  --------------
               MERCHANDISE - DRUG - 0.13%
       4,400   CVS Corp. ......................................          241,560
       3,600   Longs Drug Stores Corp. ........................           86,400
                                                                  --------------
                                                                         327,960
                                                                  --------------
               MERCHANDISE - SPECIALTY - 0.83%
      12,500 * Best Buy Co., Inc. .............................          664,375
      14,300   Circuit City Stores, Inc. ......................          214,643
       6,400   Fortune Brands, Inc. ...........................          219,840
       4,800   Home Depot, Inc. ...............................          236,592
       4,900   Michaels Stores, Inc. ..........................          182,280
       6,000   RadioShack Corp. ...............................          163,380
       5,400   Tiffany & Co. ..................................          186,732
       9,000   Zale Corp. .....................................          292,680
                                                                  --------------
                                                                       2,160,522
                                                                  --------------
               MERCHANDISING - DEPARTMENT - 1.02%
      26,700 * Federated Dept Stores, Inc. ....................        1,196,160
      35,000   May Department Stores Co. ......................        1,144,500
      26,900   Pier 1 Imports, Inc. ...........................          316,075
                                                                  --------------
                                                                       2,656,735
                                                                  --------------
               MERCHANDISING - FOOD - 0.38%
       3,300 * Safeway, Inc. ..................................          167,145
      44,000   Supervalu, Inc. ................................          684,640
       4,900   SYSCO Corp. ....................................          145,677
                                                                  --------------
                                                                         997,462
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISING - MASS - 2.47%
      90,100   Sears Roebuck and Co. ..........................   $    3,593,188
      55,300   Wal-Mart Stores, Inc. ..........................        2,861,775
                                                                  --------------
                                                                       6,454,963
                                                                  --------------
               METALS - MISCELLANEOUS - 0.47%
      25,800   Engelhard Corp. ................................          716,208
      27,900 * Inco, Ltd. .....................................          521,172
                                                                  --------------
                                                                       1,237,380
                                                                  --------------
               MISCELLANEOUS - 0.04%
       3,300 * Agilent Technologies, Inc. .....................          110,682
                                                                  --------------
               OIL - INTEGRATED DOMESTIC - 3.95%
      16,200   Amerada Hess Corp. .............................        1,387,368
      50,400   Kerr-McGee Corp. ...............................        3,511,368
     142,500   Occidental Petroleum Corp. .....................        4,270,725
       4,600   Phillips Petroleum Co. .........................          297,804
      26,600   USX-Marathon Group .............................          860,510
                                                                  --------------
                                                                      10,327,775
                                                                  --------------
               OIL - INTEGRATED
               INTERNATIONAL - 4.52%
      37,700   Chevron Corp. ..................................        3,621,085
      69,800   Exxon Mobil Corp. ..............................        6,194,750
      32,800   Royal Dutch Petroleum Co. ......................        2,000,144
                                                                  --------------
                                                                      11,815,979
                                                                  --------------
               OIL - SERVICE - PRODUCTS - 0.11%
       6,600 * Noble Drilling Corp. ...........................          281,820
                                                                  --------------
               OIL SERVICES - 0.36%
       5,500   Schlumberger, Ltd. .............................          346,665
       7,700 * Smith International, Inc. ......................          598,290
                                                                  --------------
                                                                         944,955
                                                                  --------------
               OIL/GAS PRODUCERS - 0.49%
       1,100   Anadarko Petroleum Corp. .......................           68,871
      24,300   Ultramar Diamond Shamrock Corp. ................        1,218,645
                                                                  --------------
                                                                       1,287,516
                                                                  --------------
               PAPER/FOREST PRODUCTS - 1.19%
       7,400   Bowater, Inc. ..................................          356,680
      10,300   International Paper Co. ........................          393,975
       3,500   Plum Creek Timber Co., Inc. ....................           96,600
      36,200   Westvaco Corp. .................................          920,928
      23,600   Weyerhaeuser Co. ...............................        1,350,156
                                                                  --------------
                                                                       3,118,339
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               PHOTOGRAPHY - 0.05%
       2,800   Eastman Kodak Co. .............................   $      132,524
                                                                 --------------
               PUBLISHING - NEWS -
               0.16%
       6,500   Gannett Co., Inc. .............................          430,820
                                                                 --------------
               PUBLISHING/PRINTING -
               0.47%
      44,700   Deluxe Corp. ..................................        1,238,637
                                                                 --------------
               RAILROAD - 0.44%
       6,800   Burlington Northern
               Santa Fe ......................................          211,276
      16,600   Canadian Pacific,
               Ltd. ..........................................          685,580
       4,300   Union Pacific Corp. ...........................          247,250
                                                                 --------------
                                                                      1,144,106
                                                                 --------------
               REAL ESTATE INVESTMENT TRUST - 0.21%
      13,300   Carramerica Realty
               Corp. .........................................          372,666
       4,500   Starwood Hotels &
               Resorts Worldwide,
               Inc. ..........................................          170,235
                                                                 --------------
                                                                        542,901
                                                                 --------------
               RESTAURANTS - 0.16%
      15,200   Darden Restaurants,
               Inc. ..........................................         424,080
                                                                 --------------
               SAVINGS & LOAN - 0.37%
      27,300   Washington Mutual,
               Inc. ..........................................         972,426
                                                                 --------------
               SECURITIES RELATED -
               1.94%
       7,200   Bear Stearns Co.,
               Inc. ..........................................          391,320
       1,600   Goldman Sachs Group,
               Inc. ..........................................          152,160
      22,000   Lehman Brothers
               Holdings, Inc. ................................        1,575,420
      12,300   Merrill Lynch & Co.,
               Inc. ..........................................          799,131
      33,000   Morgan Stanley Dean
               Witter & Co. ..................................        2,145,330
                                                                 --------------
                                                                      5,063,361
                                                                 --------------
               SEMICONDUCTOR EQUIPMENT - 0.89%
      19,200 * Applied Materials,
               Inc. ..........................................          958,656
      12,600 * KLA-Tencor Corp. ..............................          650,412
       9,200 * LAM Research Corp. ............................          254,104
       9,600 * Novellus Systems,
               Inc. ..........................................          459,840
                                                                 --------------
                                                                      2,323,012
                                                                 --------------
               SEMICONDUCTORS - 3.16%
      15,000 * Advanced Micro Devices,
               Inc. ..........................................          423,750
      14,000 * Analog Devices, Inc. ..........................          623,700
       7,500   Avnet, Inc. ...................................          184,800
     106,900   Intel Corp. ...................................        2,887,369

--------------------------------------------------------------------------------

 May 31, 2001                                                   81
  AMERICAN CENTURY INCOME & GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SEMICONDUCTORS - Continued
      20,800 * International Rectifier Corp. ..................   $    1,249,248
      20,000   Linear Technology Corp. ........................          960,000
       4,700   Maxim Integrated Products, Inc. ................          239,794
      13,300   Micron Technology, Inc. ........................          498,750
       6,000   National Semiconductor Corp. ...................          159,120
      17,200   Rockwell International Corp. ...................          808,400
       5,000   Texas Instruments, Inc. ........................          170,600
       2,500 * Triquint Semiconductor, Inc. ...................           44,100
                                                                  --------------
                                                                       8,249,631
                                                                  --------------
               TELECOMMUNICATIONS - 4.67%
      42,800   AT&T Corp. .....................................          906,076
       6,700 * Digital Lightwave, Inc. ........................          312,086
      31,100 * Global Crossing, Ltd. ..........................          394,970
       5,100 * L-3 Communications Holdings, Inc. ..............          451,350
       9,700 * Nextel Communications, Inc. ....................          154,424
      24,600   Nortel Networks Corp. ..........................          327,918
       9,100 * QUALCOMM, Inc. .................................          552,734
      40,900   Qwest Communications International..............        1,502,666
      13,100 * Sanmina Corp. ..................................          354,486
      25,000   Scientific-Atlanta, Inc. .......................        1,312,750
       6,700 * UTStarcom, Inc. ................................          157,651
      87,300   Verizon Communications .........................        4,788,405
      55,800 * Worldcom, Inc. .................................          995,472
                                                                  --------------
                                                                      12,210,988
                                                                  --------------
               TOBACCO - 0.68%
      34,600   Philip Morris Companies, Inc. ..................        1,778,786
                                                                  --------------
               UTILITIES - ELECTRIC - 3.98%
      18,600   Allete .........................................          441,006
      10,200   Ameren Corp. ...................................          454,920
      14,200   CMS Energy Corp. ...............................          421,314
      51,500   Entergy Corp. ..................................        2,224,800
       2,500   Exelon Corp. ...................................          169,550
       6,000   GPU, Inc. ......................................          201,300
      15,500   PPL Corp. ......................................          925,505
      14,400   Puget Sound Energy, Inc. .......................          344,592
      66,100   Reliant Energy, Inc. ...........................        3,045,888
      10,100 * Reliant Resources, Inc. ........................          347,440
      29,500   TXU Corp. ......................................        1,455,530
      10,000   UtiliCorp United, Inc. .........................          360,700
                                                                  --------------
                                                                      10,392,545
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
             UTILITIES - GAS, DISTRIBUTION - 0.37%
      24,400 Keyspan Corp. ....................................   $      974,048
                                                                  --------------
             UTILITIES - GAS, PIPELINE - 0.75%
      12,730 NICOR, Inc. ......................................          493,797
       7,700 Peoples Energy Corp. .............................          303,303
      42,160 Sempra Energy ....................................        1,150,968
                                                                  --------------
                                                                       1,948,068
                                                                  --------------
             UTILITIES - COMMUNICATION - 3.13%
      76,400 BellSouth Corp. ..................................        3,149,973
      89,500 SBC Communications, Inc. .........................        3,852,975
      34,900 Sprint Corp. - FON Group .........................          708,819
       4,500 Telephone and Data Systems, Inc. .................          474,750
                                                                  --------------
                                                                       8,186,517
                                                                  --------------
             TOTAL COMMON STOCK
             (Cost $258,274,314)...............................      255,093,198
                                                                  --------------
             EXCHANGE - TRADED FUNDS - 0.10%
       2,100 I Shares S&P 500 Index Fund
             (Cost $264,149)...................................          264,033
                                                                  --------------
     PAR
    VALUE

------
             SHORT-TERM INVESTMENTS - 2.51%
             FEDERAL AGENCIES - 2.41%
  $6,300,000 Federal National Mortgage Association,
             4.09% due 06/01/01................................   $    6,300,000
                                                                  --------------
             U.S. TREASURY BILLS - 0.10%
      65,000  4.58% due 06/07/01 ..............................           64,950
      76,000  4.55% due 06/07/01 ..............................           75,942
      50,000  3.71% due 07/26/01 ..............................           49,715
      10,000  3.55% due 08/23/01 ..............................            9,918
      50,000  3.54% due 08/23/01 ..............................           49,587
                                                                  --------------
                                                                         250,112
                                                                  --------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $6,550,112).................................        6,550,112
                                                                  --------------

                                                                  MARKET VALUE

--------------------------------------------------------------------------------
             TOTAL INVESTMENTS
             (Cost $265,088,575) - 100.23%....................   $  261,907,343
                                                                 --------------
             Other assets less liabilities - (0.23%)..........         (604,627)
                                                                 --------------
             NET ASSETS - 100.00%.............................   $  261,302,716
                                                                 --------------
             * Non-income producing

                                                                  UNREALIZED
CONTRACTS                                                        DEPRECIATION

-------------------------------------------------------------------------------
      FUTURES CONTRACTS PURCHASED(1)
      (Delivery month/Value at 05/31/01)
 13(2)  S&P 500 Index Futures
        (June 2001/$1,257)..................................... $      (32,700)
                                                                --------------

(1) U.S. Treasury Bills with a market value of $185,162 were maintained in a segregated account with a portion placed as collateral for futures contracts.
(2)  Per 250.

-------------------------------------------------------------------------------

 82                                                   May 31, 2001
                    T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
                          Average Annual Total Return

    1 Year                       5 Years                     Since Inception*
-----------------------------------------------------------------------------
    -42.24%                       8.10%                           18.92%

* April 29, 1994


[CHART APPEARS HERE]

                                Top 10 Holdings

   1. VeriSign, Inc. ..........  5.98%
   2. Electronic Arts, Inc. ...  5.46%
   3. Analog Devices, Inc. ....  4.12%
   4. Maxim Integrated
      Products, Inc. ..........  4.05%
   5. Flextronics
      International, Ltd. .....  3.33%
   6. Xilinx, Inc. ............  3.27%
   7. Altera Corp. ............  3.18%
   8. Nokia Corp. - ADR........  3.09%
   9. CIENA Corp. .............  3.05%
  10. QUALCOMM, Inc. ..........  2.82%

MANAGEMENT OVERVIEW
A discussion with T. Rowe Price Associates, Inc.

How did the Fund perform relative to its benchmark?
For the one year-period ending May 31, 2001, the NAF VP--Science & Technology Fund performed broadly in line with its benchmark, declining 42.24% vs. a return of -41.61% for the Lipper Science & Technology Funds Index.

What were the dominant portfolio themes?
In one of the worst periods on record for technology shares, Fund manager Chip Morris focused on two major themes: selecting companies that had identified the extent to which the impending economic slowdown would impact profits growth as the slowdown may be factored into the stock price and identifying the finest communications-based computing companies in the United States. Mr. Morris has long held the technology industry is in the midst of a significant structural shift away from PC-based computing and towards communications-based computing. As such, the Fund underweighted traditional PC makers, semiconductor companies and software makers reliant on the WinTel computing platform. Instead, the Fund concentrated its holdings in sectors such as networking, optical, and storage--industries all integrally involved in the "buildout" of the Internet and the growing dominance of wireless communication.

Which portfolio holdings most enhanced the Fund's performance?
A significant position in game maker, Electronics Arts, proved to be the number one contributor to Fund performance over the trailing one-year period. Amid the general decline in technology stocks, the Company's dominant position in electronic gaming and an innovative new web-based interactive gaming product generated significant investor enthusiasm. Storage leader EMC also provided a significant contribution as the seeming insatiable need for data storage combined with EMCs dominance in this industry proved a powerful combination. Finally, a position in Telecom Equipment Fiber Optics maker CIENA boosted Fund returns, as investor enthusiasm for optical networking equipment was robust in the later part of 2000.

Were there any disappointment for the Fund?
The Fund's emphasis on high quality, market leading technology issues in the rapidly growing networking and internet related software industries hampered period returns as the collapse of the Internet bubble saw investors focus on slower growing, more conservative companies such as IBM. Holdings in bellwether firms such as Cisco Systems, JDS Uniphase, and BMC Software hurt Fund returns as the economic slowdown and collapse of the Internet industry removed a strong source of demand for these companies in the near term.

What is your outlook for the next fiscal period?
The prospect for the technology sector may depend on a combination of factors; a recovery in economic growth and subsequent recovery in the demand for technology products, a significant reduction in excess technology inventory, and more modest valuations for technology stocks. Fund manager Chip Morris believes that a potential recovery in 2002 will help bring the sector back to life, but cautions that earnings growth may be spotty across the sector. As a result, the Fund is positioned more defensively than in recent past. Mr. Morris feels that PCs, handsets, and Wireline communications equipment products have saturated the market, and prefers positions in data related companies.

-------------------------------------------------------------------------------

 May 31, 2001                                                   83
       T. ROWE PRICE SCIENCE & TECHNOLOGY FUND - SCHEDULE OF INVESTMENTS

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 95.66%
               AEROSPACE/DEFENSE - 0.94%
     800,000 * SCI Systems, Inc. ..............................   $   18,888,000
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 4.83%
     200,000 * Celestica, Inc. ................................       10,000,000
     670,000 * Cognex Corp. ...................................       20,053,100
   2,665,000 * Flextronics International, Ltd. ................       67,211,300
                                                                  --------------
                                                                      97,264,400
                                                                  --------------
               ENTERTAINMENT - 1.39%
     535,000 * AOL Time Warner, Inc. ..........................       27,943,050
                                                                  --------------
               FINANCIAL SERVICES - 6.52%
 131,462,603   T. Rowe Price Reserve Investment Fund...........      131,462,603
                                                                  --------------
               INFORMATION PROCESSING - 15.93%
     600,000   Adobe Systems, Inc. ............................       23,862,000
   1,870,000 * Electronic Arts, Inc. ..........................      110,124,300
   1,175,000 * EMC Corp. ......................................       37,130,000
   3,200,000 * JDS Uniphase Corp. .............................       53,472,000
     266,000 * Mercury Interactive Corp. ......................       15,757,840
     535,000 * Network Appliance, Inc. ........................        9,951,000
     800,000 * Siebel Systems, Inc. ...........................       36,288,000
   1,600,000 * Solectron Corp. ................................       34,512,000
                                                                  --------------
                                                                     321,097,140
                                                                  --------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 8.24%
   1,065,000 * Informatica Corp. ..............................       19,926,150
     320,000 * Internet Security Systems, Inc. ................       15,516,800
     535,000 * Microsoft Corp. ................................       37,011,300
     455,000 * NetIQ Corp. ....................................       11,056,500
   1,070,000 * Openwave Systems, Inc. .........................       41,013,100
   1,330,000 * Oracle Corp. ...................................       20,349,000
     320,000 * Veritas Software Corp. .........................       21,200,000
                                                                  --------------
                                                                     166,072,850
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 5.98%
   2,135,000 * VeriSign, Inc. .................................      120,627,500
                                                                  --------------
               INFORMATION PROCESSING -
               CONSUMER SOFTWARE - 0.58%
   1,070,000 * Realnetworks, Inc. .............................       11,780,700
                                                                  --------------
               INFORMATION PROCESSING -
               DATA SERVICES - 1.55%
     800,000 * Brocade Communications Systems..................       31,200,000
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               NETWORKING - 8.18%
   2,665,000 * Cisco Systems, Inc. ............................   $   51,327,900
   5,330,000 * Exodus Communications, Inc. ....................       42,266,900
     800,000 * Juniper Networks, Inc. .........................       34,024,000
   1,200,000 * Oni Systems Corp. ..............................       37,248,000
                                                                  --------------
                                                                     164,866,800
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT- 4.98%
     505,000 * Applied Materials, Inc. ........................       25,214,650
   1,060,000 * ASM Lithography Holding N.V. ...................       24,655,600
     495,000 * KLA-Tencor Corp. ...............................       25,551,900
     520,000 * Novellus Systems, Inc. .........................       24,908,000
                                                                  --------------
                                                                     100,330,150
                                                                  --------------
               SEMICONDUCTORS - 17.41%
   2,670,000 * Altera Corp. ...................................       64,080,000
   1,865,000 * Analog Devices, Inc. ...........................       83,085,750
   1,600,000 * Applied Micro Circuits Corp. ...................       28,912,000
   1,600,000 * Maxim Integrated Products, Inc. ................       81,632,000
     800,000   Texas Instruments, Inc. ........................       27,296,000
   1,600,000 * Xilinx, Inc. ...................................       66,000,000
                                                                  --------------
                                                                     351,005,750
                                                                  --------------
               TELECOMMUNICATIONS - 19.13%
   6,645,000 * Agere Systems, Inc. ............................       46,515,000
   1,135,000 * CIENA Corp. ....................................       61,460,250
   3,465,000 * Colt TelecomGroup...............................       36,179,486
     318,800 * Millicom International Cellular SA..............        8,945,528
   2,130,000   Nokia Corp. - ADR...............................       62,281,200
     935,000 * QUALCOMM, Inc. .................................       56,791,900
     935,000 * Sanmina Corp. ..................................       25,301,100
     880,000 * Sonus Networks, Inc. ...........................       22,668,800
   1,600,000   Vodafone Group, Plc. ...........................       41,424,000
   1,340,000 * Worldcom, Inc. .................................       23,905,600
                                                                  --------------
                                                                     385,472,864
                                                                  --------------
               TOTAL INVESTMENTS
               Cost $2,321,295,308) - 95.66%...................    1,928,011,807
                                                                  --------------
               Other assets less liabilities - 4.34%...........       87,561,930
                                                                  --------------
               NET ASSETS - 100.00%............................   $2,015,573,737
                                                                  --------------
               * Non-income producing

--------------------------------------------------------------------------------

 84                                                   May 31, 2001
                       T. ROWE PRICE HEALTH SCIENCES FUND
                                  Total Return

                                Since Inception*
--------------------------------------------------------------------------------
                                    -10.60%

* November 1, 2000



[CHART APPEARS HERE]

                                Top 10 Holdings


   1. Pfizer Inc. .............  7.03%
   2. American Home Products
      Corp. ...................  5.26%
   3. Allergan, Inc. ..........  5.13%
   4. Waters Corp. ............  4.58%
   5. IDEC Pharmaceuticals
      Corp. ...................  4.09%
   6. Invitrogen Corp. ........  3.85%
   7. Pharmacia Corp. .........  3.75%
   8. Cephalon, Inc. ..........  3.64%
   9. Laboratory Corp. of
      America..................  3.39%
  10. Medimmune, Inc. .........  3.29%

MANAGEMENT OVERVIEW
A discussion with T. Rowe Price Associates, Inc.

How did the Fund perform relative to its benchmark?
For the year-to-date period ending May 31, 2001 (the Fund's inception was in late 2000), the NAF VP--Health Sciences Fund performed in line with its benchmark. For the period, the Fund declined by 10.78% versus a loss of 10.00% for the Lipper Health/Biotechnology Funds Index.

What were the dominant portfolio themes?
Fund manager Kris Jenner, MD, believes that with the significant advancements in medical technology combined with the successful mapping of the human genome, that the health care industry is entering the "Golden Era of Biology." During this period Dr. Jenner contends that significant breakthrough compounds will be discovered for the treatment of such serious diseases as cancer and diabetes. As such, Fund holdings have been concentrated in the biotechnology, life sciences and pharmaceutical industries.

Which portfolio holdings most enhanced the Fund's performance?
A combination of pharmaceutical, biotechnology and medical devices companies aided Fund returns during the period. A drug company, IDEC Pharmaceuticals, proved to be the Fund's biggest contributor due to favorable reports over the company's cancer and autoimmune research. A therapeutics firm, Gilead Sciences, also boosted Fund returns. Gilead discovers, develops and commercializes therapeutics for viral diseases. Finally, a large-cap pharmaceutical company, American Home Products, helped Fund returns as investors gravitated towards those large-cap growth stocks with reasonable valuations and attractive growth prospects.

Were there any disappointments for the Fund?
Holdings in select Life Sciences companies proved a drag on returns as investors rotated out of those growth companies with less proven track records. Additionally, certain bellwether pharmaceutical firms with muddied profit outlooks, such as Merck and Pharmacia, detracted from the Fund's performance.

What is your outlook for the next fiscal period?
Dr. Jenner is very positive about the shorter- and longer-term prospects for the health care sector. Favorable demographic trends and relatively stable earnings growth makes the health care sector an attractive segment of the market for growth investors burned by the collapse of the technology market. Dr. Jenner believes that health care may be the next market leader once domestic equity prices stabilize. Additionally, the industry has yet to receive the full benefits of the advancements in Genomics. When fully realized this segment of the market could prove extremely positive for investors.

--------------------------------------------------------------------------------

 May 31, 2001                                                   85
          T. ROWE PRICE HEALTH SCIENCES FUND - SCHEDULE OF INVESTMENTS

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 102.96%
               CHEMICAL - MAJOR - 3.85%
      12,900 * Invitrogen Corp. ...............................   $      923,769
                                                                  --------------
               DRUGS - 54.41%
       4,800 * Abgenix, Inc. ..................................          191,328
       1,600 * Adolor Corp. ...................................           35,072
       9,000 * Alkermes, Inc. .................................          272,430
      13,700   Allergan, Inc. .................................        1,228,890
      19,900   American Home Products Corp. ...................        1,259,670
       7,200 * Amgen, Inc. ....................................          477,936
       4,100   Bergen Brunswig Corp., Class A..................           84,460
       2,800 * Biogen, Inc. ...................................          168,868
       1,100   Bristol Myers Squibb Co. .......................           59,664
      14,400 * Cephalon, Inc. .................................          872,352
       1,100 * COR Therapeutics, Inc. .........................           38,148
       9,000 * Cubist Pharma, Inc. ............................          251,100
         400 * Durect Corp. ...................................            4,100
       5,400   Eli Lilly and Co. ..............................          457,380
         100 * Epix Medical, Inc. .............................              749
       2,000 * Genzyme Corp. ..................................          213,880
       3,700 * Guilford Pharmaceuticals, Inc. .................           86,025
       2,500 * Human Genome Sciences, Inc. ....................          165,875
      15,900 * IDEC Pharmaceuticals Corp. .....................          979,440
      24,400 * Immunex Corp. ..................................          385,520
       1,300 * ImmunoGen, Inc. ................................           21,060
       3,100 * Incyte Genomics, Inc. ..........................           65,782
       2,100 * Inkine Pharmaceutical Co., Inc. ................            9,387
       2,700 * IVAX Corp. .....................................           90,990
      12,000 * King Pharmaceuticals, Inc. .....................          606,960
         400 * Ligand Pharmaceuticals, Inc., Class B...........            5,280
      10,000 * Medicines Co. ..................................          124,200
       6,900   Merck & Co., Inc. ..............................          503,631
       4,300 * Neose Technologies, Inc. .......................          131,752
       9,400 * Neurocrine Biosciences, Inc. ...................          342,160
      14,000 * NPS Pharmaceuticals, Inc. ......................          450,940
      39,300   Pfizer, Inc. ...................................        1,685,577
      18,500   Pharmacia Corp. ................................          898,360
       2,400 * Regeneron Pharmaceuticals, Inc. ................           76,584
       1,300 * SangStat Medical Corp. .........................           14,495
       4,100 * Sepracor, Inc. .................................          136,612
       3,750 * Shire Pharmaceuticals Group,
               Plc. - ADR......................................          185,941
         500 * Taro Pharmaceuticals............................           34,135

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               DRUGS - Continued
       3,900 * Telik, Inc. ....................................   $       29,406
       2,500 * Triangle Pharmaceuticals, Inc. .................           11,425
         600 * Vertex Pharmaceuticals, Inc. ...................           26,364
      12,200 * ViroPharma, Inc. ...............................          354,898
                                                                  --------------
                                                                      13,038,826
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 4.58%
      22,100 * Waters Corp. ...................................        1,097,928
                                                                  --------------
               FINANCIAL SERVICES - 5.26%
   1,261,123   T. Rowe Price Reserve Investment Fund...........        1,261,123
                                                                  --------------
               FOODS - 1.31%
      11,400 * Symx Technologies, Inc. ........................          313,500
                                                                  --------------
               HEALTHCARE - 13.00%
       4,000 * Caremark Rx, Inc. ..............................           65,120
       4,100 * ImClone Systems, Inc. ..........................          203,565
       5,800 * Laboratory Corp. of America Holdings............          813,508
       5,400   Omnicare, Inc. .................................          113,184
       6,300 * OSI Pharmaceuticals, Inc. ......................          284,886
       1,600 * Titan Pharmaceuticals, Inc. ....................           50,080
       9,000 * Trimeris, Inc. .................................          423,540
         500 * Tularik, Inc. ..................................           12,760
      13,400   UnitedHealth Group, Inc. .......................          770,500
         600 * Universal Health Services ......................           48,000
       3,800 * Wellpoint Health Networks, Inc. ................          329,840
                                                                  --------------
                                                                       3,114,983
                                                                  --------------
               HOSPITAL MANAGEMENT - 0.69%
       4,100   HCA-The Healthcare Co. .........................          165,394
                                                                  --------------
               HOSPITAL SUPPLIES - 4.08%
       1,100 * ArthroCare Corp. ...............................           24,420
      14,800   Baxter International, Inc. .....................          730,824
      13,900 * Urocor, Inc. ...................................          221,427
                                                                  --------------
                                                                         976,671
                                                                  --------------
               MACHINE TOOLS - 1.49%
       6,900 * Gilead Sciences, Inc. ..........................          357,075
                                                                  --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

--------------------------------------------------------------------------------
               MEDICAL TECHNOLOGY - 9.73%
       9,000 * Advances Neuromodulations Systems..............   $      203,850
       1,700 * Affymetrix, Inc. ..............................           66,724
         500 * Alexion Pharmaceuticals, Inc. .................           13,000
      11,600 * Aspect Medical Systems, Inc. ..................          150,220
       3,600 * Aviron.........................................          194,040
         900 * Brucker Daltonics, Inc. .......................           16,281
       3,500 * Cambridge Antibody Technical Group.............          130,891
      11,800 * Celltech Group, Plc. ..........................          197,469
         600 * CV Therapeutics, Inc. .........................           28,218
      21,200 * Cytyc Corp. ...................................          462,160
      15,500 * Deltagen, Inc. ................................          172,050
       4,500 * Exelixis, Inc. ................................           68,265
       6,100 * Genentech, Inc. ...............................          305,305
       4,100 * QLT, Inc. .....................................           86,920
       4,000 * Serologicals Corp. ............................           91,360
       2,500 * Transkaryotic Therapies, Inc. .................           64,803
       1,900 * Trimeris, Inc. ................................           80,473
                                                                 --------------
                                                                      2,332,029
                                                                 --------------
               MERCHANDISING - DRUG - 3.75%
      19,800 * Medimmune, Inc. ...............................          789,426
       2,700   Novo Nordisk A/S, Class B......................          108,654
                                                                 --------------
                                                                        898,080
                                                                 --------------
               MISCELLANEOUS - 0.81%
       7,300 * Aurora Biosciences Corp. ......................          195,275
                                                                 --------------
               TOTAL INVESTMENTS
               (Cost $23,520,178) - 102.96%...................       24,674,653
                                                                 --------------
               Other assets less liabilities - (2.96%)........         (709,156)
                                                                 --------------
               TOTAL NET ASSETS 100.00%.......................   $   23,965,497
                                                                 --------------

     * Non-income producing

--------------------------------------------------------------------------------

 86                        AG SOCIAL AWARENESS FUND   May 31, 2001
                          Average Annual Total Return

  1 Year                            5 Years                        10 Years
---------------------------------------------------------------------------
  -12.33%                           13.98%                          13.51%


[CHART APPEARS HERE]

                                Top 10 Holdings

   1. Microsoft Corp. .........  3.19%
   2. Merck & Co., Inc. .......  2.83%
   3. AOL Time Warner Inc. ....  2.49%
   4. Citigroup, Inc. .........  2.25%
   5. Johnson & Johnson........  2.19%
   6. Wal-Mart Stores, Inc. ...  2.11%
   7. American International
      Group, Inc. .............  1.98%
   8. International Business
      Machines.................  1.92%
   9. Verizon Communications...  1.92%
  10. Eli Lilly and Co. .......  1.73%


MANAGEMENT OVERVIEW
A discussion with VALIC

How did the Fund perform relative to its benchmark?
For the 12 months ending May 31, 2001, the S&P 500 returned -10.55% while the Social Awareness Fund returned -12.33%. This performance placed the fund 59th out of 95 funds, 61st percentile, compared to similarly managed funds, according to Lipper Analytical Services.

What were the dominant portfolio themes?
The equity market in general, and the large cap market in particular, suffered from continued high volatility, with the S&P 500 index's best monthly return coming in April 2001 (+7.77%) versus the index's worst monthly performance of -9.12% during February 2001. This extreme volatility was particularly strong within the Technology sector, which comprised about 20% of the S&P 500 Index.

The period also saw a continuing dominance of Value over Growth. The Russell 1000 Growth Index lost nearly 30% over the period, while the Russell 1000 Value Index returned 7.68%, signifying the uncertainty in the earnings capacity of the growth-oriented technology stocks and reinforcing the return to value investing as the prevailing style over the period.

Over this period, portfolio risk was reduced through increase diversification and a focus on owning companies with better relative value than the overall market. In addition, a conscientious effort was made to favor those companies having the best earnings visibility. Given the incredible bull market run of large capitalization growth stocks during the 1990's, the smaller capitalization value stocks held much broader appeal. This capitalization decision served the fund extremely well over the period.

Although not stellar, the fund's performance was respectable, given the volatile nature of the market and incredible gains from many prohibited industries. Thoughtful portfolio strategy and a tilt towards value stocks helped guide the fund through the difficult market environment.

Which portfolio holdings most enhanced the Fund's performance?
The fund was helped by its position in Lehman Brothers Holdings (LEH) and several of the funds gas utility holdings. LEH performed well over the period as the market anticipated a potential takeover of the company, after UBS' buyout of Paine Webber, as well as investor's realization that LEH shares represented excellent relative value compared to other brokerage stocks. Gas utility stocks ran up on much improve commodity prices.

Were there any disappointments in the Fund?
Many of the prohibited stocks and industries performed very well over the period, accounting for virtually all of the fund underperformance. In particular, tobacco companies posted impressive returns as the litigious clouds began to lift for those companies and investors sought out stable cash flow generators. RJ Reynolds Tobacco's stock price increase 132% while Philip Morris' rose 108% over the period.

What is your outlook for the next fiscal period?
Over the next fiscal period, prospects for the market are still uncertain as companies continue to report very poor earnings while economic data present a mixed picture. However, the Federal Reserve's five interest rate cuts so far this year and a relatively confident consumer should provide support to the market and the economy over the next year. The small cap value area continues to represent the best near term prospects for outperformance, both on a relative value and technical basis.

-------------------------------------------------------------------------------

 May 31, 2001                                                   87
               AG SOCIAL AWARENESS FUND - SCHEDULE OF INVESTMENTS

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 97.52%
               ADVERTISING - 0.09%
       5,000   Omnicom Group, Inc. ............................   $      465,400
                                                                  --------------
               AIRLINES - 0.33%
      42,000 * AMR Corp. ......................................        1,637,580
                                                                  --------------
               AUTO - ORIGINAL EQUIPMENT - 0.08%
      20,000   Autoliv, Inc. ..................................          373,000
                                                                  --------------
               AUTO - REPLACEMENT PARTS - 0.38%
      20,000 * AutoZone, Inc. .................................          661,400
      10,000 * SPX Corp. ......................................        1,187,000
                                                                  --------------
                                                                       1,848,400
                                                                  --------------
               BANKS - NEW YORK CITY - 2.69%
      39,500   Bank of New York Co., Inc. .....................        2,157,095
     215,527   Citigroup, Inc. ................................       11,045,759
                                                                  --------------
                                                                      13,202,854
                                                                  --------------
               BANKS - OTHER - 4.05%
      86,600   Bank of America Corp. ..........................        5,131,050
      10,500   Commerce Bancshares.............................          378,105
      72,500   FleetBoston Financial Corp. ....................        3,015,275
     100,000   J.P. Morgan Chase & Co. ........................        4,915,000
      14,600   Mellon Financial Corp. .........................          668,972
      22,200   Providian Financial Corp. ......................        1,260,072
       9,214   UBS AG..........................................        1,380,902
      31,000   Union Planters Corp. ...........................        1,271,000
      38,600   Wells Fargo Co. ................................        1,817,288
                                                                  --------------
                                                                      19,837,664
                                                                  --------------
               BANKS - REGIONAL - 2.11%
      38,500   BancWest Corp. .................................        1,321,705
      56,100   GreenPoint Financial Corp. .....................        2,131,239
      33,000   PNC Financial Services..........................        2,285,250
      41,881   SunTrust Banks, Inc. ...........................        2,572,331
      16,500   TCF Financial Corp. ............................          691,185
      32,524   U.S. Bancorp, Inc. .............................          725,285
      16,500   Westamerica Bancorp. ...........................          630,300
                                                                  --------------
                                                                      10,357,295
                                                                  --------------
               BEVERAGE - SOFT DRINKS - 1.56%
      86,200   Coca-Cola Co. ..................................        4,085,880
      79,300   PepsiCo, Inc. ..................................        3,549,468
                                                                  --------------
                                                                       7,635,348
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BROADCASTING - 1.57%
      12,000 * Cablevision Systems Corp. ......................   $      682,200
       9,500 * Clear Channel Communications....................          579,215
      68,000 * Comcast Corp., Class A..........................        2,785,280
      20,000 * Cox Communications, Inc. .......................          865,000
      47,885 * Viacom, Inc., Class B...........................        2,760,091
                                                                  --------------
                                                                       7,671,786
                                                                  --------------
               BUILDING MATERIALS - 0.23%
      16,000   Lowe's Companies, Inc. .........................        1,112,480
                                                                  --------------
               CHEMICAL - MAJOR - 0.57%
      30,000   Borg Warner, Inc. ..............................        1,357,500
      25,900   PPG Industries, Inc. ...........................        1,440,040
                                                                  --------------
                                                                       2,797,540
                                                                  --------------
               CHEMICAL - MISCELLANEOUS - 0.21%
      50,000 * Grace, W.R. & Co. ..............................           90,500
      18,428   Praxair, Inc. ..................................          926,744
                                                                  --------------
                                                                       1,017,244
                                                                  --------------
               COMMERCIAL SERVICES - 0.03%
       5,400 * Arbitron, Inc. .................................          139,320
                                                                  --------------
               CONGLOMERATES - 1.40%
      31,000   ITT Industries, Inc. ...........................        1,446,460
      94,173   Tyco International, Ltd. .......................        5,410,239
                                                                  --------------
                                                                       6,856,699
                                                                  --------------
               CONSUMER FINANCE - 1.09%
      41,886   Household International, Inc. ..................        2,750,235
      71,500   MBNA Corp. .....................................        2,578,290
                                                                  --------------
                                                                       5,328,525
                                                                  --------------
               CONTAINER - METAL/GLASS - 0.22%
      56,928   Corning, Inc. ..................................        1,077,078
                                                                  --------------
               COSMETICS/TOILETRIES - 0.22%
      25,000   Avon Products, Inc. ............................        1,094,000
                                                                  --------------
               DRUGS - 8.14%
      25,000   Allergan, Inc. .................................        2,242,500
      17,000 * Barr Laboratories, Inc. ........................        1,211,590
     126,300   Bristol Myers Squibb Co. .......................        6,850,512
     100,218   Eli Lilly and Co. ..............................        8,488,465
      78,375 * IVAX Corp. .....................................        2,641,238

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
              DRUGS - Continued
    190,000   Merck & Co., Inc. ...............................   $   13,868,100
    109,000   Schering-Plough Corp. ...........................        4,572,550
                                                                  --------------
                                                                      39,874,955
                                                                  --------------
              ELECTRICAL EQUIPMENT - 1.24%
      9,500 * Amphenol Corp., Class A.........................           480,985
     50,000   Emerson Electric Co. ...........................         3,385,500
     55,000 * Kemet Corp. ....................................         1,009,250
     20,701   Molex, Inc. ....................................           727,019
     11,500 * Teradyne, Inc. .................................           458,275
                                                                  --------------
                                                                       6,061,029
                                                                  --------------
              ELECTRONIC INSTRUMENTS - 0.46%
     40,000 * Arrow Electronics, Inc. ........................         1,007,200
     12,500 * Integrated Device Technology, Inc. .............           458,000
     21,500 * Sensormatic Electronics Corp. ..................           338,625
     21,900 * Vishay Intertechnology, Inc. ...................           451,140
                                                                  --------------
                                                                       2,254,965
                                                                  --------------
              ENTERTAINMENT - 3.68%
    233,124 * AOL Time Warner, Inc. ..........................        12,176,067
     31,025   Carnival Corp., Class A.........................           875,836
     60,000   Mattel, Inc. ...................................         1,068,000
    123,900   Walt Disney Co. ................................         3,917,718
                                                                  --------------
                                                                      18,037,621
                                                                  --------------
              FINANCIAL SERVICES - 1.46%
     56,000   American Express Co. ...........................         2,358,720
     80,000   Baker Hughes, Inc. .............................         3,152,000
     40,000   Heller Financial, Inc. .........................         1,376,000
      8,000   Waddell & Reed Financial, Inc. .................           248,960
                                                                  --------------
                                                                       7,135,680
                                                                  --------------
              FOODS - 1.37%
     35,500   Campbell Soup Co. ..............................         1,048,670
     77,700   ConAgra, Inc. ..................................         1,620,045
     17,000   H J Heinz Co. ..................................           736,270
     19,800   Hershey Foods Corp. ............................         1,200,672
     13,700   Quaker Oats Co. ................................         1,313,282
     43,000   Sara Lee Corp. .................................           810,120
                                                                  --------------
                                                                       6,729,059
                                                                  --------------
              FOOTWEAR - 0.21%
     15,000 * Payless ShoeSource, Inc. .......................         1,018,350
                                                                  --------------

--------------------------------------------------------------------------------

 88                                                   May 31, 2001
         AG SOCIAL AWARENESS FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               GOVERNMENT SPONSORED - 2.00%
      55,000   Federal Home Loan Mortgage Corp. ...............   $    3,641,000
      75,000   Federal National Mortgage Association...........        6,183,000
                                                                  --------------
                                                                       9,824,000
                                                                  --------------
               HEALTHCARE - 0.49%
      50,000   IMS Health, Inc. ...............................        1,449,000
      35,000 * Oxford Health Plans, Inc. ......................          960,400
                                                                  --------------
                                                                       2,409,400
                                                                  --------------
               HOME BUILDERS - 0.12%
      14,000   Pulte Corp. ....................................          565,600
                                                                  --------------
               HOSPITAL MANAGEMENT - 0.61%
      40,000   HCA, The Healthcare Company.....................        1,613,600
      30,000 * Tenet Healthcare Corp. .........................        1,364,700
                                                                  --------------
                                                                       2,978,300
                                                                  --------------
               HOSPITAL SUPPLIES - 3.86%
     143,700   Abbott Laboratories.............................        7,469,526
     110,500   Johnson & Johnson...............................       10,712,975
      16,792   Medtronic, Inc. ................................          721,720
                                                                  --------------
                                                                      18,904,221
                                                                  --------------
               HOUSEHOLD PRODUCTS - 1.45%
      46,000   Colgate-Palmolive Co. ..........................        2,605,440
      69,800   Procter & Gamble Co. ...........................        4,483,952
                                                                  --------------
                                                                       7,089,392
                                                                  --------------
               INFORMATION PROCESSING - 3.74%
      29,000   Adobe Systems, Inc. ............................        1,153,330
      15,600   Computer Associates International, Inc. ........          442,416
      89,800 * EMC Corp. ......................................        2,837,680
      20,000   Galileo International, Inc. ....................          555,600
      54,000   Hewlett Packard Co. ............................        1,583,280
      84,300   International Business Machines.................        9,424,740
      42,500 * JDS Uniphase Corp. .............................          710,175
      10,000 * Network Appliance, Inc. ........................          186,000
      26,575 * Quanta Services, Inc. ..........................          900,361
      29,000 * Sybase, Inc. ...................................          450,950
       1,000 * Symantec Corp. .................................           70,640
                                                                  --------------
                                                                      18,315,172
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 4.31%
      10,000 * Inktomi Corp. ..................................   $      100,000
     226,000 * Microsoft Corp. ................................       15,634,680
      29,472 * Openwave Systems, Inc. .........................        1,129,662
     182,200 * Oracle Corp. ...................................        2,787,660
      22,202 * Veritas Software Corp. .........................        1,470,883
                                                                  --------------
                                                                      21,122,885
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 1.15%
      65,000   Compaq Computer Corp. ..........................        1,039,350
      40,000 * Dell Computer Corp. ............................          974,400
      12,000 * Lexmark International Group.....................          743,880
     174,364 * Sun Microsystems, Inc. .........................        2,871,775
                                                                  --------------
                                                                       5,629,405
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 2.09%
      25,000 * Ariba, Inc. ....................................          142,750
      36,800   Automatic Data Processing, Inc. ................        1,977,632
      27,000 * Ceridian Corp. .................................          515,700
      49,400   Electronic Data Systems Corp. ..................        3,025,750
      51,000   First Data Corp. ...............................        3,346,110
      32,250   Paychex, Inc. ..................................        1,239,368
                                                                  --------------
                                                                      10,247,310
                                                                  --------------
               INFORMATION PROCESSING -
               CONSUMER SOFTWARE - 0.25%
      38,000 * Intuit, Inc. ...................................        1,218,280
                                                                  --------------
               INFORMATION PROCESSING -
               DATA SERVICES - 0.33%
      85,000 * Cendant Corp. ..................................        1,630,300
                                                                  --------------
               INFORMATION PROCESSING -
               NETWORKING - 1.06%
     269,600 * Cisco Systems, Inc. ............................        5,192,496
                                                                  --------------
               INSURANCE - CASUALTY - 0.23%
      15,000   Chubb Corp. ....................................        1,130,250
                                                                  --------------
               INSURANCE - LIFE - 1.02%
      85,000   John Hancock Financial Service..................        3,366,850
      33,300   Lincoln National Corp. .........................        1,639,692
                                                                  --------------
                                                                       5,006,542
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INSURANCE - MISCELLANEOUS - 0.04%
       3,100   PMI Group, Inc. ................................   $      216,380
                                                                  --------------
               INSURANCE - MULTILINE - 4.60%
      40,000   AFLAC, Inc. ....................................        1,297,200
      60,000   Allstate Corp. .................................        2,701,200
     120,000   American International Group, Inc. .............        9,720,000
      60,000   CIGNA Corp. ....................................        5,668,200
      14,300   Hartford Financial Services Group...............          968,110
      13,900   Marsh & McLennan Companies, Inc. ...............        1,458,110
      25,000   Old Republic International Corp. ...............          705,750
                                                                  --------------
                                                                      22,518,570
                                                                  --------------
               LEISURE TIME - 0.18%
      38,000   Callaway Golf Co. ..............................          862,980
                                                                  --------------
               MACHINERY - AGRICULTURE - 0.17%
      22,200   Deere & Co. ....................................          829,392
                                                                  --------------
               MACHINERY -
               INDUSTRIAL SPECIALTY - 1.63%
      26,400   Cooper Industries, Inc. ........................        1,003,992
      52,060   Dover Corp. ....................................        2,206,823
      30,000   Johnson Controls, Inc. .........................        2,112,000
      40,000   Tidewater, Inc. ................................        1,876,400
      43,400   Timken Co. .....................................          768,180
                                                                  --------------
                                                                       7,967,395
                                                                  --------------
               MERCHANDISING - DEPARTMENT - 0.65%
      25,000 * Federated Department Stores, Inc. ..............        1,120,000
      55,000   Target Corp. ...................................        2,079,000
                                                                  --------------
                                                                       3,199,000
                                                                  --------------
               MERCHANDISING - DRUG - 0.93%
      30,700   CVS Corp. ......................................        1,685,430
      10,000 * Express Scripts, Inc., Class A..................          965,400
      48,000   Walgreen Co. ...................................        1,929,120
                                                                  --------------
                                                                       4,579,950
                                                                  --------------
               MERCHANDISING - FOOD - 0.53%
      40,500 * Safeway, Inc. ..................................        2,051,325
      19,000   SYSCO Corp. ....................................          564,870
                                                                  --------------
                                                                       2,616,195
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                   89
         AG SOCIAL AWARENESS FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISING - MASS - 2.52%
      50,228   Sears Roebuck and Co. ..........................   $    2,003,093
     200,000   Wal-Mart Stores, Inc. ..........................       10,350,000
                                                                  --------------
                                                                      12,353,093
                                                                  --------------
               MERCHANDISING - SPECIALTY- 1.94%
       9,400 * Best Buy Co., Inc. .............................          499,610
     100,000   Home Depot, Inc. ...............................        4,929,000
      32,904   RadioShack Corp. ...............................          895,976
      60,000   TJX Companies, Inc. ............................        2,007,600
      42,000 * Toys "R" Us, Inc. ..............................        1,163,400
                                                                  --------------
                                                                       9,495,586
                                                                  --------------
               METALS - ALUMINUM - 0.22%
      24,000   Alcan Aluminium, Ltd. ..........................        1,075,200
                                                                  --------------
               MISCELLANEOUS - 0.73%
      20,739 * Agilent Technologies, Inc. .....................          695,586
      50,000   AVX Corp. ......................................          935,000
      32,500   United Parcel Service, Inc., Class B............        1,932,125
                                                                  --------------
                                                                       3,562,711
                                                                  --------------
               OIL - INTEGRATED DOMESTIC - 0.48%
      56,466   Ashland Oil, Inc. ..............................        2,344,468
                                                                  --------------
               OIL - SERVICE PRODUCTS - 0.37%
      12,000 * BJ Services Co. ................................          900,000
      13,500 * Cooper Cameron Corp. ...........................          935,280
                                                                  --------------
                                                                       1,835,280
                                                                  --------------
               OIL - SERVICES - 0.76%
      21,816   Halliburton Co. ................................        1,019,680
      27,778 * Rowan Companies, Inc. ..........................          831,396
      29,400   Schlumberger, Ltd. .............................        1,853,082
                                                                  --------------
                                                                       3,704,158
                                                                  --------------
               OIL/GAS PRODUCERS - 1.19%
      40,000   Equitable Resources, Inc. ......................        2,968,000
      72,958   Helmerich & Payne, Inc. ........................        2,884,759
                                                                  --------------
                                                                       5,852,759
                                                                  --------------
               PAPER/FOREST PRODUCTS - 1.24%
      10,000   Bowater, Inc. ..................................          482,000
      70,500   Kimberly-Clark Corp. ...........................        4,261,725
      30,000   Rayonier, Inc. .................................        1,342,200
                                                                  --------------
                                                                       6,085,925
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               POLLUTION CONTROL - 0.43%
      50,000 * Allied Waste Industries, Inc. ..................   $      844,000
      45,000   Waste Management, Inc. .........................        1,259,100
                                                                  --------------
                                                                       2,103,100
                                                                  --------------
               PUBLISHING - NEWS - 1.31%
      51,400   Gannett Co., Inc. ..............................        3,406,792
      30,500   Knight-Ridder, Inc. ............................        1,675,670
      19,500   Scripps Co. ....................................        1,315,275
                                                                  --------------
                                                                       6,397,737
                                                                  --------------
               RAILROAD - 0.75%
      51,000   Burlington Northern Santa Fe....................        1,584,570
      36,300   Union Pacific Corp. ............................        2,087,250
                                                                  --------------
                                                                       3,671,820
                                                                  --------------
               REAL ESTATE INVESTMENT TRUSTS - 0.27%
     100,500   Host Marriott Corp. ............................        1,300,470
                                                                  --------------
               RESTAURANTS - 0.28%
      50,000   Darden Restaurants, Inc. .......................        1,395,000
                                                                  --------------
               SAVINGS & LOAN - 0.73%
      40,000   Golden State Bancorp, Inc. .....................        1,167,600
      67,500   Washington Mutual, Inc. ........................        2,404,350
                                                                  --------------
                                                                       3,571,950
                                                                  --------------
               SECURITIES RELATED - 2.29%
      16,000   Bear Stearns Co., Inc. .........................          869,600
      56,508   Lehman Brothers Holdings, Inc. .................        4,046,537
      55,000   Merrill Lynch & Co., Inc. ......................        3,573,350
      41,700   Morgan Stanley Dean Witter & Co. ...............        2,710,917
                                                                  --------------
                                                                      11,200,404
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 0.42%
      41,106 * Applied Materials, Inc. ........................        2,052,423
                                                                  --------------
               SEMICONDUCTORS - 4.22%
      10,000 * Advanced Micro Devices, Inc. ...................          282,500
      20,403 * Analog Devices, Inc. ...........................          908,953
      55,000 * Cirrus Logic, Inc. .............................        1,089,000
       3,500 * Cypress Semiconductor Corp. ....................           74,025
     300,000   Intel Corp. ....................................        8,103,000
      16,000 * LSI Logic Corp. ................................          292,960
      35,000 * Micron Technology, Inc. ........................        1,312,500
     131,565   Motorola, Inc. .................................        1,934,006

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SEMICONDUCTORS - Continued
      22,901 * National Semiconductor Corp. ...................   $      607,335
      65,400   Rockwell International Corp. ...................        3,073,800
      76,000   Texas Instruments, Inc. ........................        2,593,120
       9,400 * Xilinx, Inc. ...................................          387,750
                                                                  --------------
                                                                      20,658,949
                                                                  --------------
               TELECOMMUNICATIONS - 4.96%
      13,300   Alltel Corp. ...................................          771,266
     190,362   AT&T Corp. .....................................        4,029,964
      26,500 * Global Crossing, Ltd. ..........................          336,550
     124,952   Lucent Technologies, Inc. ......................          984,622
      19,406 * Nextel Communications, Inc. ....................          308,944
     149,300   Nortel Networks Corp. ..........................        1,990,169
      24,200 * QUALCOMM, Inc. .................................        1,469,908
      31,879   Qwest Communications International..............        1,171,234
      20,000   Scientific-Atlanta, Inc. .......................        1,050,200
      17,500 * Tellabs, Inc. ..................................          595,175
     171,770   Verizon Communications..........................        9,421,585
     122,700 * Worldcom, Inc. .................................        2,188,968
                                                                  --------------
                                                                      24,318,585
                                                                  --------------
               UTILITIES - COMMUNICATIONS - 3.03%
     127,400   BellSouth Corp. ................................        5,252,703
     191,000   SBC Communications, Inc. .......................        8,222,550
      39,700   Sprint Corp. - FON Group........................          806,307
      28,998 * Sprint Corp. - PCS Group........................          637,955
                                                                  --------------
                                                                      14,919,515
                                                                  --------------
               UTILITIES - ELECTRIC - 1.45%
      24,000   Allegheny Energy, Inc. .........................        1,276,800
      60,360   DPL, Inc. ......................................        1,738,367
      40,300   DQE, Inc. ......................................          962,767
      43,000   OGE Energy Corp. ...............................          946,430
      65,000   Potomac Electric Power Co. .....................        1,440,400
      30,000   Puget Sound Enegy, Inc. ........................          717,900
                                                                  --------------
                                                                       7,082,664
                                                                  --------------
               UTILITIES - GAS, DISTRIBUTION - 1.86%
     222,500   AGL Resources, Inc. ............................        5,228,750
      69,000   National Fuel Gas Co. ..........................        3,944,040
                                                                  --------------
                                                                       9,172,790
                                                                  --------------

--------------------------------------------------------------------------------

 90                                                   May 31, 2001
         AG SOCIAL AWARENESS FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
             UTILITIES - GAS, PIPELINE - 1.24%
      15,100 NICOR, Inc. ......................................   $      585,729
      77,251 ONEOK, Inc. ......................................        3,252,267
      56,877 Peoples Energy Corp. .............................        2,240,384
                                                                  --------------
                                                                       6,078,380
                                                                  --------------
             TOTAL COMMON STOCK
             (Cost $444,420,726)...............................      477,850,254
                                                                  --------------
     PAR
    VALUE
 -----------
             SHORT-TERM INVESTMENTS - 2.41%
             COMMERCIAL PAPER - 2.04%
 $ 8,044,000 Cooper Industries, Inc.,
              4.22% due 06/01/01...............................        8,044,000
   2,000,000 Safeway, Inc.,
              4.12% due 08/15/01...............................        1,982,804
                                                                  --------------
                                                                      10,026,804
                                                                  --------------
             U.S. TREASURY BILLS - 0.37%
     700,000  3.44% due 07/12/01...............................          697,254
     900,000  3.47% due 07/12/01...............................          896,440
     175,000  3.52% due 07/12/01...............................          174,298
                                                                  --------------
                                                                       1,767,992
                                                                  --------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $11,794,796)................................       11,794,796
                                                                  --------------
             TOTAL INVESTMENTS
             (Cost $456,215,522) - 99.93%......................      489,645,050
                                                                  --------------
             Other assets less liabilities - 0.07%.............          336,771
                                                                  --------------
             NET ASSETS - 100.00%..............................   $  489,981,821
                                                                  --------------
             * Non-income producing

                                                                    UNREALIZED
  CONTRACTS                                                        DEPRECIATION

--------------------------------------------------------------------------------
           FUTURES CONTRACTS PURCHASED(1)
           (Delivery month/Value at 05/31/01)
 128(2)      S&P 500 Index Futures
             (June 2001/$1,257)................................   $      100,475
                                                                  --------------

(1) U.S. Treasury Bills with a market value of $697,254 were maintained in a segregated account with a portion placed as collateral for futures contracts.
(2)  Per 250.

--------------------------------------------------------------------------------

 May 31, 2001               AG ASSET ALLOCATION FUND            91
                          Average Annual Total Return

  1 Year                            5 Years                       10 Years
--------------------------------------------------------------------------
  -2.46%                            10.53%                         9.39%





                              [CHART APPEARS HERE]

                                Top 10 Holdings

      Federal National Mortgage
      Association:
   1.  7.00% due 06/01/29......   3.36%
   2.  6.50% due 06/01/29......   2.99%
   3. Federal Home Loan
      Mortgage Corp.,
      6.75% due 03/15/31.......   2.96%
   4. General Electric Co. ....   2.28%
   5. Microsoft Corp. .........   1.73%
   6. Exxon Mobil Corp. .......   1.45%
   7. Federal National Mortgage
      Association,
      6.50% due 06/01/15.......   1.29%
   8. Pfizer, Inc. ............   1.27%
   9. United States Treasury
      Notes,
      5.75% due 11/15/05.......   1.21%
  10. Citigroup, Inc. .........   1.21%


MANAGEMENT OVERVIEW
A discussion with VALIC

The Asset Allocation Fund actively allocates assets across the equity, fixed income, and cash markets to provide excess return. The underlying model is a multi-factor model that attempts to identify the functional relationship between the returns of stocks, bonds, and cash. It then uses the relationship to allocate optimally between asset classes.

How did the portfolio perform relative to its benchmark?
The one-year performance of the Fund was -2.46% compared to a blended index return of -1.00%.

What were the dominant portfolio themes?
Bond and money market portfolio holdings achieved positive returns for the period, primarily as a result of a favorable interest rate environment driven by Federal Reserve interest rate easings. Positive returns achieved through bond and cash holdings were not sufficient to offset difficult equity market conditions, in which the S&P 500 experienced a -10.55% decline, resulting in the negative overall 2.46% fiscal year return.

Which portfolio holdings most enhanced the Fund's performance?
Fixed income investments, highlighted by money market and medium-term corporate bond holdings, contributed the greatest to Fund's annual results.

Were there any disappointments in the Fund?
Deterioration and general volatility in the equity markets was the greatest disappointment.

What is your outlook for the next fiscal period?
Although volatility remains high, improving equity market conditions combined with continued positive performance from fixed income holdings has recently enhanced the Fund's performance.

--------------------------------------------------------------------------------

 92                                                   May 31, 2001
               AG ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 52.85%
               ADVERTISING - 0.13%
       3,010   Interpublic Group of
               Companies, Inc. ................................   $      110,587
       1,730   Omnicom Group, Inc. ............................          161,028
                                                                  --------------
                                                                         271,615
                                                                  --------------
               AEROSPACE/DEFENSE - 0.91%
       1,000   B.F. Goodrich Co. ..............................          513,182
       8,160   Boeing Co. .....................................           17,116
         590   Crane Co. ......................................          151,164
       1,950   General Dynamics Corp. .........................          377,520
       7,800   Honeywell International Inc. ...................          161,201
       4,210   Lockheed Martin Corp. ..........................           73,671
         830   Northrop Grumman Corp. .........................           33,825
         490   Perkinelmer Inc. ...............................           99,134
       3,330   Raytheon Co. ...................................           41,780
       1,220   TRW, Inc. ......................................           52,899
       4,600   United Technologies Corp. ......................          383,226
                                                                  --------------
                                                                       1,904,718
                                                                  --------------
               AIRLINES - 0.13%
       1,470 * AMR Corp. ......................................           57,315
       1,200   Delta Air Lines, Inc. ..........................           57,144
       7,410   Southwest Airlines Co. .........................          148,200
         660 * US Airways Group, Inc. .........................           15,959
                                                                  --------------
                                                                         278,618
                                                                  --------------
               APPAREL & PRODUCTS - 0.05%
       1,650   Cintas Corp. ...................................           76,956
         510   Liz Claiborne, Inc. ............................           26,403
                                                                  --------------
                                                                         103,359
                                                                  --------------
               APPLIANCES/FURNISHINGS - 0.05%
       1,920   Leggett & Platt, Inc. ..........................           42,086
         750   Maytag Corp. ...................................           24,795
         650   Whirlpool Corp. ................................           40,879
                                                                  --------------
                                                                         107,760
                                                                  --------------
               AUTO - CARS - 0.40%
       5,470   Delphi Automotive Systems Corp..................           80,409
      18,130   Ford Motor Co. .................................          441,466
       5,360   General Motors Corp. ...........................          304,984
                                                                  --------------
                                                                         826,859
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               AUTO - ORIGINAL EQUIPMENT - 0.05%
       1,390   Danaher Corp. ..................................   $       87,542
       1,279   Visteon Corp. ..................................           22,024
                                                                  --------------
                                                                         109,566
                                                                  --------------
               AUTO - REPLACEMENT PARTS - 0.07%
       1,110 * AutoZone, Inc. .................................           36,708
         710   Cooper Tire & Rubber Co.........................            9,337
       1,690   Genuine Parts Co. ..............................           48,283
       1,550   Goodyear Tire & Rubber Co. .....................           45,121
                                                                  --------------
                                                                         139,449
                                                                  --------------
               BANKS - NEW YORK CITY - 1.40%
       7,240   Bank of New York Co., Inc. .....................          395,376
      49,120   Citigroup, Inc. ................................        2,517,400
                                                                  --------------
                                                                       2,912,776
                                                                  --------------
               BANKS - OTHER - 1.92%
      15,920   Bank of America Corp. ..........................          943,260
       9,580   First Union Corp. ..............................          308,955
      10,585   FleetBoston Financial Corp. ....................          440,230
      18,608   J.P. Morgan Chase and Co. ......................          914,583
       4,770   Mellon Financial Corp. .........................          218,561
       5,960   National City Corp. ............................          174,628
       2,800   Providian Financial Corp. ......................          158,928
       1,360   Union Planters Corp.............................           55,760
      16,720   Wells Fargo Co. ................................          787,178
                                                                  --------------
                                                                       4,002,083
                                                                  --------------
               BANKS - REGIONAL - 1.30%
       3,670   AmSouth Bancorp. ...............................           67,491
      11,310   BankOne Corp. ..................................          447,876
       3,930   BB&T Corp. .....................................          142,070
       1,730   Comerica, Inc. .................................           98,437
       5,550   Fifth Third Bancorp.............................          326,729
       2,450   Huntington Bancshares, Inc. ....................           36,701
       4,160   KeyCorp.........................................           98,925
       2,170   Northern Trust Corp. ...........................          143,546
       2,830   PNC Financial Services..........................          195,978
       2,360   Regions Financial Corp. ........................           73,231
       3,300   SouthTrust Corp. ...............................           82,401
       3,160   State Street Corp. .............................          173,705
       2,900   SunTrust Banks, Inc. ...........................          178,118
       2,810   Synovus Financial Corp. ........................           85,368

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BANKS - REGIONAL - Continued
      18,850   U.S. Bancorp, Inc. .............................   $      420,355
       2,050   Wachovia Corp. .................................          138,068
                                                                  --------------
                                                                       2,708,999
                                                                  --------------
               BEVERAGE - BREWERS/DISTRIBUTORS - 0.22%
       8,820   Anheuser-Busch Companies, Inc. .................          388,080
         670   Brown-Forman Corp., Class B.....................           43,885
         360   Adolph Coors Co., Class B.......................           18,684
                                                                  --------------
                                                                         450,649
                                                                  --------------
               BEVERAGE - SOFT DRINKS - 0.92%
       4,090   Coca-Cola Enterprises, Inc. ....................           68,221
      24,320   Coca-Cola Co. ..................................        1,152,768
       1,340   Pepsi Bottling Group, Inc. .....................           58,344
      14,120   PepsiCo, Inc. ..................................          632,011
                                                                  --------------
                                                                       1,911,344
                                                                  --------------
               BROADCASTING - 0.86%
       5,720 * Clear Channel Communications....................          348,748
       9,190 * Comcast Corp., Class A..........................          376,422
       2,020 * Univision Communication, Inc., Class A..........           88,335
      17,060 * Viacom, Inc., Class B...........................          983,337
                                                                  --------------
                                                                       1,796,842
                                                                  --------------
               BUILDING MATERIALS - 0.22%
       3,740   Lowe's Companies, Inc. .........................          260,042
       4,360   Masco Corp. ....................................          101,850
       1,570   Sherwin-Williams Co. ...........................           33,504
         990   Vulcan Materials Co. ...........................           53,539
                                                                  --------------
                                                                         448,935
                                                                  --------------
               CHEMICAL - MAJOR - 0.46%
       8,763   Dow Chemical Co. ...............................          313,803
      10,200   E.I. du Pont de Nemours and Co. ................          473,280
       1,050   Hercules, Inc. .................................           14,028
       1,650   PPG Industries, Inc. ...........................           91,740
       2,150   Rohm and Haas Co. ..............................           71,380
                                                                  --------------
                                                                         964,231
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                   93
         AG ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

-------------------------------------------------------------------------------
               CHEMICAL - MISCELLANEOUS - 0.18%
       2,240   Air Products and Chemicals, Inc. ..............   $      104,765
         750   Eastman Chemical Co. ..........................           37,905
       1,240   Ecolab, Inc. ..................................           50,691
         300 * FMC Corp. .....................................           22,896
         490   Great Lakes Chemical Corp. ....................           16,782
         450   Millipore Corp. ...............................           24,997
       1,550   Praxair, Inc. .................................           77,950
         750   Sigma Aldrich Corp. ...........................           35,715
                                                                  -------------
                                                                        371,701
                                                                  -------------
               CONGLOMERATES - 0.59%
         860   ITT Industries, Inc. ..........................           40,128
       1,930   Loews Corp. ...................................          133,151
       1,390   Textron, Inc. .................................           80,078
      17,140   Tyco International, Ltd. ......................          984,693
                                                                  -------------
                                                                      1,238,050
                                                                  -------------
               CONSUMER FINANCE - 0.37%
       1,930   Capital One Financial Corp. ...................          125,662
       1,380   Equifax, Inc. .................................           48,410
       4,600   Household International, Inc. .................          302,036
       8,330   MBNA Corp. ....................................          300,380
                                                                  -------------
                                                                        776,488
                                                                  -------------
               CONTAINER - PAPER - 0.05%
         520   Bemis Co., Inc. ...............................           19,765
       1,540 * Pactiv Corp. ..................................           21,175
         820 * Sealed Air Corp. ..............................           34,038
         480   Temple-Inland, Inc. ...........................           25,493
                                                                  -------------
                                                                        100,471
                                                                  -------------
               CONTAINERS - METAL/GLASS - 0.09%
         280   Ball Corp. ....................................           13,300
       8,990   Corning, Inc. .................................          170,091
                                                                  -------------
                                                                        183,391
                                                                  -------------
               COSMETICS/TOILETRIES - 0.22%
         549   Alberto-Culver Co., Class B....................           23,195
       2,330   Avon Products, Inc. ...........................          101,961
      10,300   Gillette Co. ..................................          297,979
         960   International Flavors &
               Fragrances, Inc. ..............................           25,200
                                                                  -------------
                                                                        448,335
                                                                  -------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               DRUGS - 4.65%
       1,290   Allergan, Inc. .................................   $      115,713
       2,310 * ALZA Corp. .....................................          108,917
      12,820   American Home Products Corp. ...................          811,506
      10,190 * Amgen, Inc. ....................................          676,412
         520   Bausch & Lomb, Inc. ............................           24,596
       1,450 * Biogen, Inc. ...................................           87,449
      19,120   Bristol Myers Squibb Co. .......................        1,037,069
       1,870 * Chiron Corp. ...................................           96,436
      11,020   Eli Lilly and Co. ..............................          933,394
       1,720 * Forest Laboratories, Inc. ......................          127,383
       1,650 * King Pharmaceuticals, Inc. .....................           83,457
      22,550   Merck & Co., Inc. ..............................        1,645,924
      61,700   Pfizer, Inc. ...................................        2,646,313
      12,610   Pharmacia Corp. ................................          612,342
      14,300   Schering-Plough Corp. ..........................          599,885
       1,000 * Watson Pharmaceuticals, Inc. ...................           60,100
                                                                  --------------
                                                                       9,666,896
                                                                  --------------
               ELECTRICAL EQUIPMENT - 2.56%
       1,900 * American Power Conversion Corp. ................           30,856
       1,810 * Cabletron Systems, Inc. ........................           35,132
       4,200   Emerson Electric Co. ...........................          284,382
      96,910   General Electric Co. ...........................        4,748,590
       1,910   Molex, Inc. ....................................           67,079
         400   National Service Industries, Inc. ..............           10,140
         765 * Power-One, Inc. ................................           15,637
       1,710 * Teradyne, Inc. .................................           68,144
         570   Thomas & Betts Corp. ...........................           11,907
         920   W. W. Grainger, Inc. ...........................           40,655
                                                                  --------------
                                                                       5,312,522
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 0.13%
       2,110 * Concord EFS, Inc. ..............................          106,977
       5,537 * Palm, Inc. .....................................           31,173
       2,150   Symbol Technologies, Inc. ......................           55,148
         920 * Tektronix, Inc. ................................           22,549
       1,760 * Thermo Electron Corp. ..........................           49,122
                                                                  --------------
                                                                         264,969
                                                                  --------------
               ENTERTAINMENT - 1.52%
      42,315 * AOL Time Warner, Inc. ..........................        2,210,112
       5,720   Carnival Corp., Class A.........................          161,476
       1,140 * Harrah's Entertainment, Inc. ...................           41,690

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               ENTERTAINMENT - Continued
       1,680   Hasbro, Inc. ...................................   $       25,183
       4,170   Mattel, Inc. ...................................           74,226
         490   Meredith Corp. .................................           17,714
      20,340   Walt Disney Co. ................................          643,151
                                                                  --------------
                                                                       3,173,552
                                                                  --------------
               FINANCE COMPANIES - 0.07%
       2,560   CIT Group, Inc. ................................          101,632
       1,140   Countrywide Credit Industries, Inc. ............           44,152
                                                                  --------------
                                                                         145,784
                                                                  --------------
               FINANCIAL SERVICES - 0.48%
      13,010   American Express Co. ...........................          547,981
       4,920   American General Corp. .........................          222,532
       1,680   Convergys Corp. ................................           69,048
         895   H & R Block, Inc. ..............................           53,378
       2,170   Stillwell Financial, Inc. ......................           71,263
       1,190   T. Rowe Price Group, Inc. ......................           43,661
                                                                  --------------
                                                                       1,007,863
                                                                  --------------
               FOODS - 0.59%
       6,200   Archer Daniels Midland Co. .....................           83,700
       4,110   Campbell Soup Co. ..............................          121,409
       5,250   ConAgra, Inc. ..................................          109,462
       2,780   General Mills, Inc. ............................          117,761
       3,400   H J Heinz Co. ..................................          147,254
       1,330   Hershey Foods Corp. ............................           80,651
       3,970   Kellogg Co. ....................................          106,078
       1,290   Quaker Oats Co. ................................          123,659
       3,030   Ralston Purina Co. .............................           93,900
       7,680   Sara Lee Corp. .................................          144,691
       2,210   Wm. Wrigley Jr. Co. ............................          106,146
                                                                  --------------
                                                                       1,234,711
                                                                  --------------
               FOOTWEAR - 0.06%
       2,640   NIKE, Inc., Class B.............................          108,504
         560 * Reebok International, Ltd. .....................           16,150
                                                                  --------------
                                                                         124,654
                                                                  --------------
               FREIGHT - 0.06%
       2,900 * FedEx Corp. ....................................          116,000
         580   Ryder System, Inc. .............................           12,725
                                                                  --------------
                                                                         128,725
                                                                  --------------

--------------------------------------------------------------------------------

 94                                                   May 31, 2001
         AG ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               GOLD MINING - 0.05%
       3,870   Barrick Gold Corp. .............................   $       63,855
       2,570   Homestake Mining Co. ...........................           16,628
       3,200   Placer Dome, Inc. ..............................           34,048
                                                                  --------------
                                                                         114,531
                                                                  --------------
               GOVERNMENT SPONSORED - 0.66%
       6,800   Federal Home Loan Mtg. Corp. ...................          450,160
       9,850   Federal National Mtg. Association...............          812,034
       1,600   USA Education, Inc. ............................          112,176
                                                                  --------------
                                                                       1,374,370
                                                                  --------------
               HARDWARE & TOOLS - 0.04%
         790   Black & Decker Corp. ...........................           31,323
         570   Snap-on, Inc. ..................................           16,416
         840   Stanley Works...................................           31,920
                                                                  --------------
                                                                          79,659
                                                                  --------------
               HEALTHCARE - 0.38%
       4,110   Cardinal Health, Inc. ..........................          295,879
       3,780 * HEALTHSOUTH Corp. ..............................           48,006
       1,650 * Humana, Inc. ...................................           15,758
       2,870   IMS Health, Inc. ...............................           83,173
       2,790   Mckesson HBOC, Inc. ............................           96,450
       1,130 * Quintiles Transnational Corp. ..................           21,527
       3,130   UnitedHealth Group, Inc. .......................          179,975
         610 * Wellpoint Health Networks, Inc. ................           52,948
                                                                  --------------
                                                                         793,716
                                                                  --------------
               HEAVY DUTY TRUCKS/PARTS - 0.07%
         400   Cummins Engine Co., Inc. .......................           16,940
       1,450   Dana Corp. .....................................           31,204
         670   Eaton Corp. ....................................           52,394
         580 * Navistar International Corp. ...................           16,872
         750   PACCAR, Inc. ...................................           36,015
                                                                  --------------
                                                                         153,425
                                                                  --------------
               HOME BUILDERS - 0.02%
         580   Centex Corp. ...................................           21,622
         430   KB Home.........................................           10,926
         400   Pulte Corp. ....................................           16,160
                                                                  --------------
                                                                          48,708
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HOSPITAL MANAGEMENT - 0.18%
       5,400   HCA, The Healthcare Company.....................   $      217,836
       1,000 * HCR Manor Care, Inc. ...........................           24,750
       3,140 * Tenet Healthcare Corp. .........................          142,839
                                                                  --------------
                                                                         385,425
                                                                  --------------
               HOSPITAL SUPPLIES - 1.59%
      15,120   Abbott Laboratories.............................          785,938
       5,760   Baxter International, Inc. .....................          284,429
       2,510   Becton, Dickinson and Co. ......................           86,168
       1,750   Biomet, Inc. ...................................           78,173
       3,960 * Boston Scientific Corp. ........................           68,587
         500   C. R. Bard, Inc. ...............................           28,225
      13,590   Johnson & Johnson...............................        1,317,550
      11,750   Medtronic, Inc. ................................          505,015
         830 * St. Jude Medical, Inc. .........................           51,062
       1,910   Stryker Corp. ..................................          109,710
                                                                  --------------
                                                                       3,314,857
                                                                  --------------
               HOUSEHOLD PRODUCTS - 1.03%
       2,790 * Bed Bath & Beyond, Inc. ........................           82,500
       2,310   Clorox Co. .....................................           80,018
       5,600   Colgate-Palmolive Co. ..........................          317,184
       3,870   Minnesota Mining & Mfg. Co. ....................          458,905
       2,610   Newell Rubbermaid, Inc. ........................           65,955
      12,710   Procter & Gamble Co. ...........................          816,490
         560   Tupperware Corp. ...............................           12,802
       5,590   Unilever N.V. ..................................          310,748
                                                                  --------------
                                                                       2,144,602
                                                                  --------------
               HUMAN RESOURCES - 0.02%
       1,740 * Robert Half International, Inc. ................           49,068
                                                                  --------------
               INFORMATION PROCESSING - 2.27%
       2,350   Adobe Systems, Inc. ............................           93,459
         550   Autodesk, Inc. .................................           16,791
       5,640   Computer Associates International, Inc. ........          159,950
       1,650 * Computer Sciences Corp. ........................           69,284
       3,600 * Compuware Corp. ................................           39,708
       1,620 * Comverse Technology, Inc. ......................           93,960
           1 * eFunds Corp. ...................................               21
      21,400 * EMC Corp. ......................................          676,240
       1,210 * Fiserv, Inc. ...................................           66,683

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING - Continued
      18,900   Hewlett Packard Co. ............................   $      554,148
      17,160   International Business Machines.................        1,918,488
      12,770 * JDS Uniphase Corp. .............................          213,387
         790 * Mercury Interactive Corp. ......................           46,800
         940 * NCR Corp. ......................................           44,077
       3,140 * Network Appliance, Inc. ........................           58,404
       3,110 * Novell, Inc. ...................................           14,088
       2,600 * Parametric Technology Corp. ....................           30,940
       2,470   Pitney Bowes, Inc. .............................           97,664
       1,190 * Sapient Corp. ..................................           11,388
       4,200 * Siebel Systems, Inc. ...........................          190,512
       6,310 * Solectron Corp. ................................          136,107
       3,080 * Unisys Corp. ...................................           36,775
       6,530   Xerox Corp. ....................................           64,712
       5,460 * Yahoo!, Inc. ...................................           98,881
                                                                  --------------
                                                                       4,732,467
                                                                  --------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 2.41%
       2,380 * BMC Software, Inc. .............................           56,882
       2,390 * Broadcom Corp. .................................           79,491
       1,810 * Citrix Systems, Inc. ...........................           43,259
      52,180 * Microsoft Corp. ................................        3,609,812
      54,630 * Oracle Corp. ...................................          835,839
       2,790 * Peoplesoft, Inc. ...............................          112,577
       4,000 * Veritas Software Corp. .........................          265,000
                                                                  --------------
                                                                       5,002,860
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 0.80%
       3,380 * Apple Computer, Inc. ...........................           67,431
      16,520   Compaq Computer Corp. ..........................          264,155
      25,300 * Dell Computer Corp. ............................          616,308
       3,160 * Gateway, Inc. ..................................           52,772
       1,870 * Jabil Circut, Inc. .............................           54,941
       1,240 * Lexmark International Group.....................           76,868
      31,880 * Sun Microsystems, Inc. .........................          525,064
                                                                  --------------
                                                                       1,657,539
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 0.48%
       6,210   Automatic Data Processing, Inc. ................          333,725
       4,570   Electronic Data Systems Corp. ..................          279,913
       3,860   First Data Corp. ...............................          253,255
       3,650   Paychex, Inc. ..................................          140,270
                                                                  --------------
                                                                       1,007,163
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                   95
         AG ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               CONSUMER SOFTWARE - 0.04%
       2,630 * BroadVision, Inc. ..............................   $       16,595
       2,020 * Intuit, Inc. ...................................           64,761
                                                                  --------------
                                                                          81,356
                                                                  --------------
               INFORMATION PROCESSING -
               DATA SERVICES - 0.09%
       7,520 * Cendant Corp. ..................................          144,234
       2,590 * Citizens Communications, Inc. ..................           38,487
                                                                  --------------
                                                                         182,721
                                                                  --------------
               INFORMATION PROCESSING -
               NETWORKING - 0.66%
      71,160 * Cisco Systems, Inc. ............................        1,370,542
                                                                  --------------
               INSURANCE - CASUALTY - 0.18%
       1,710   Chubb Corp. ....................................          128,849
         720   Progressive Corp. ..............................           94,349
       1,250   SAFECO Corp. ...................................           35,113
       2,130   St. Paul Companies, Inc. .......................          107,778
                                                                  --------------
                                                                         366,089
                                                                  --------------
               INSURANCE - LIFE - 0.24%
       3,180   Conseco, Inc. ..................................           55,396
       1,515   Jefferson-Pilot Corp. ..........................           71,796
       1,870   Lincoln National Corp. .........................           92,079
       7,480   MetLife, Inc. ..................................          238,238
       1,230   Torchmark Corp. ................................           46,642
                                                                  --------------
                                                                         504,151
                                                                  --------------
               INSURANCE - MISCELLANEOUS - 0.10%
       1,030   Ambac Financial Group, Inc. ....................           57,731
       1,440   MBIA, Inc.......................................           75,960
       1,040   MGIC Investment Corp. ..........................           73,185
                                                                  --------------
                                                                         206,876
                                                                  --------------
               INSURANCE - MULTILINE - 1.52%
       1,410   Aetna, Inc. ....................................           32,923
       5,190   AFLAC, Inc. ....................................          168,312
       7,150   Allstate Corp. .................................          321,893
      22,760   American International Group, Inc. .............        1,843,560
       2,500   Aon Corp. ......................................           87,500
       1,500   CIGNA Corp. ....................................          141,705

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INSURANCE - MULTILINE - Continued
       1,570   Cincinnati Financial Corp. .....................   $       65,971
       2,310   Hartford Financial Services Group...............          156,387
       2,690   Marsh & McLennan Companies, Inc. ...............          282,181
       2,360   UnumProvident Corp. ............................           76,488
                                                                  --------------
                                                                       3,176,920
                                                                  --------------
               LEISURE TIME - 0.11%
         850   Brunswick Corp. ................................           19,210
       2,960   Harley-Davidson, Inc. ..........................          139,031
       1,290 * Sabre Holdings Corp. ...........................           67,390
                                                                  --------------
                                                                         225,631
                                                                  --------------
               LODGING - 0.07%
       3,600   Hilton Hotels Corp. ............................           44,604
       2,350   Marriott International, Inc. ...................          111,296
                                                                  --------------
                                                                         155,900
                                                                  --------------
               MACHINERY - AGRICULTURE - 0.04%
       2,290   Deere & Co. ....................................           85,554
                                                                  --------------
               MACHINERY - CONSTRUCTION &
               CONTRACTS - 0.16%
       2,920 * Calpine Corp. ..................................          143,956
       3,360   Caterpillar, Inc. ..............................          181,978
                                                                  --------------
                                                                         325,934
                                                                  --------------
               MACHINERY -
               INDUSTRIAL/SPECIALTY - 0.26%
         910   Cooper Industries, Inc. ........................           34,606
       1,990   Dover Corp. ....................................           84,356
       2,950   Illinois Tool Works, Inc. ......................          201,957
       1,570   Ingersoll-Rand Co. .............................           77,479
         840   Johnson Controls, Inc. .........................           59,136
       1,200   Pall Corp. .....................................           27,720
       1,140   Parker Hannifin Corp. ..........................           55,073
         590   Timken Co. .....................................           10,443
                                                                  --------------
                                                                         550,770
                                                                  --------------
               MEDICAL TECHNOLOGY - 0.08%
       2,060   Applera Corp. ..................................           63,366
       3,010 * Guidant Corp. ..................................          113,026
                                                                  --------------
                                                                         176,392
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISE - DRUG - 0.34%
       3,830   CVS Corp. ......................................   $      210,267
         370   Longs Drug Stores Corp. ........................            8,880
       2,070 * Medimmune, Inc. ................................           82,531
       9,930   Walgreen Co. ...................................          399,087
                                                                  --------------
                                                                         700,765
                                                                  --------------
               MERCHANDISE - SPECIALTY - 1.17%
         620   American Greetings Corp., Class A...............            7,775
       2,030 * Best Buy Co., Inc. .............................          107,895
       1,090 * Big Lots, Inc. .................................           14,148
       2,010   Circuit City Stores, Inc. ......................           30,170
       4,380 * Costco Wholesale Corp. .........................          170,426
       3,230   Dollar General Corp. ...........................           60,562
       1,510   Fortune Brands, Inc. ...........................           51,868
       8,310   Gap, Inc. ......................................          257,610
      22,650   Home Depot, Inc. ...............................        1,116,418
       3,240 * Kohl's Corp. ...................................          199,422
       4,160   Limited, Inc. ..................................           67,808
       1,310   Nordstrom, Inc. ................................           24,274
       2,910 * Office Depot, Inc. .............................           26,597
       1,820   RadioShack Corp. ...............................           49,559
       4,430 * Staples, Inc. ..................................           64,235
       1,430   Tiffany & Co. ..................................           49,449
       2,730   TJX Companies, Inc. ............................           91,346
       1,930 * Toys "R" Us, Inc. ..............................           53,461
                                                                  --------------
                                                                       2,443,023
                                                                  --------------
               MERCHANDISING -
               DEPARTMENT - 0.25%
         860   Dillards, Inc. .................................           14,035
       1,940 * Federated Dept Stores, Inc. ....................           86,912
       2,910   May Department Stores Co. ......................           95,157
       8,760   Target Corp. ...................................          331,128
                                                                  --------------
                                                                         527,232
                                                                  --------------
               MERCHANDISING - FOODS - 0.39%
       4,000   Albertson's, Inc. ..............................          114,800
       8,000 * Kroger Co. .....................................          199,520
       4,900 * Safeway, Inc. ..................................          248,185
       1,290   Supervalu, Inc. ................................           20,072
       6,610   SYSCO Corp. ....................................          196,515
       1,370   Winn-Dixie Stores, Inc. ........................           36,456
                                                                  --------------
                                                                         815,548
                                                                  --------------

--------------------------------------------------------------------------------

 96                                                   May 31, 2001
         AG ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISING - MASS - 1.20%
       2,570   J.C. Penney Co., Inc. ..........................   $       53,739
       4,730 * Kmart Corp. ....................................           53,354
       3,270   Sears Roebuck and Co. ..........................          130,408
      43,680   Wal-Mart Stores, Inc. ..........................        2,260,440
                                                                  --------------
                                                                       2,497,941
                                                                  --------------
               METALS - ALUMINUM - 0.24%
       3,110   Alcan Aluminium, Ltd. ..........................          139,328
       8,460   Alcoa, Inc. ....................................          365,049
                                                                  --------------
                                                                         504,377
                                                                  --------------
               METALS - COPPER - 0.04%
       1,880   Newmont Mining Corp. ...........................           38,521
         770   Phelps Dodge Corp. .............................           34,804
                                                                  --------------
                                                                          73,325
                                                                  --------------
               METALS - MISCELLANEOUS - 0.04%
       1,250   Engelhard Corp. ................................           34,700
       1,450 * Freeport-McMoRan Copper &
               Gold, Class B ..................................           22,722
       1,780 * Inco, Ltd. .....................................           33,250
                                                                  --------------
                                                                          90,672
                                                                  --------------
               METALS - STEEL - 0.04%
         790   Allegheny Technologies, Inc. ...................           16,306
         760   Nucor Corp. ....................................           38,927
         870   USX-US Steel Group, Inc. .......................           16,982
         830   Worthington Industries, Inc. ...................            9,545
                                                                  --------------
                                                                          81,760
                                                                  --------------
               MISCELLANEOUS - 0.09%
       4,460 * Agilent Technologies, Inc. .....................          149,588
         720   Fluor Corp. ....................................           41,990
                                                                  --------------
                                                                         191,578
                                                                  --------------
               NATURAL GAS - DIVERSIFIED - 0.17%
       4,856   El Paso Corp. ..................................          295,730
       1,120   Kinder Morgan, Inc. ............................           61,880
                                                                  --------------
                                                                         357,610
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               OIL - INTEGRATED DOMESTIC - 0.47%
         870   Amerada Hess Corp. .............................   $       74,507
         680   Ashland Oil, Inc. ..............................           28,234
       2,110   Burlington Resources, Inc. .....................          103,179
       6,090   Conoco, Inc., Class B...........................          190,008
       1,140   EOG Resources, Inc. ............................           51,175
         920   Kerr-McGee Corp. ...............................           64,096
       3,610   Occidental Petroleum Corp. .....................          108,192
       2,500   Phillips Petroleum Co. .........................          161,850
       2,380   Unocal Corp. ...................................           91,987
       3,040   USX-Marathon Group..............................           98,344
                                                                  --------------
                                                                         971,572
                                                                  --------------
               OIL - INTEGRATED INTERNATIONAL - 2.53%
       6,280   Chevron Corp. ..................................          603,194
      34,000   Exxon Mobil Corp. ..............................        3,017,500
      20,880   Royal Dutch Petroleum Co. ......................        1,273,262
       5,380   Texaco, Inc. ...................................          384,132
                                                                  --------------
                                                                       5,278,088
                                                                  --------------
               OIL - SERVICE PRODUCTS - 0.14%
       1,250   Devon Energy Corp. .............................           72,763
       3,160   Dynegy, Inc. ...................................          155,788
       1,310 * Noble Drilling Corp. ...........................           55,937
                                                                  --------------
                                                                         284,488
                                                                  --------------
               OIL - SERVICES - 0.38%
       3,250   Baker Hughes, Inc. .............................          128,050
       4,330   Halliburton Co. ................................          202,384
         590   McDermott International, Inc. ..................            8,307
       1,440 * Nabors Industries, Inc. ........................           73,224
         920 * Rowan Companies, Inc. ..........................           27,536
       5,600   Schlumberger, Ltd. .............................          352,968
                                                                  --------------
                                                                         792,469
                                                                  --------------
               OIL/GAS PRODUCERS - 0.20%
       2,428   Anadarko Petroleum Corp. .......................          152,017
       1,210   Apache Corp. ...................................           72,056
         830   Sunoco, Inc. ...................................           32,370
       3,100   Transocean Sedco Forex, Inc. ...................          165,695
                                                                  --------------
                                                                         422,138
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               PAPER/FOREST PRODUCTS - 0.44%
       1,080   Avery Dennison Corp. ...........................   $       63,158
         560   Boise Cascade Corp. ............................           19,740
       2,210   Georgia-Pacific Corp. - Timber Group............           78,345
       4,710   International Paper Co. ........................          180,158
       5,220   Kimberly-Clark Corp. ...........................          315,549
       1,020   Louisiana Pacific Corp. ........................           11,985
         970   Mead Corp. .....................................           28,130
         280   Potlatch Corp. .................................            9,626
         980   Westvaco Corp. .................................           24,931
       2,120   Weyerhaeuser Co. ...............................          121,285
       1,070   Willamette Industries, Inc. ....................           53,746
                                                                  --------------
                                                                         906,653
                                                                  --------------
               PHOTOGRAPHY - 0.07%
       2,940   Eastman Kodak Co. ..............................          139,150
                                                                  --------------
               POLLUTION CONTROL - 0.10%
       1,920 * Allied Waste Industries, Inc. ..................           32,410
       6,080   Waste Management, Inc. .........................          170,118
                                                                  --------------
                                                                         202,528
                                                                  --------------
               PUBLISHING - NEWS - 0.22%
         860   Dow Jones & Co., Inc. ..........................           47,945
       2,580   Gannett Co., Inc. ..............................          171,002
         720   Knight-Ridder, Inc. ............................           39,557
       1,590   New York Times Co. .............................           66,923
       2,960   Tribune Co. ....................................          127,073
                                                                  --------------
                                                                         452,500
                                                                  --------------
               PUBLISHING/PRINTING - 0.13%
         710   Deluxe Corp. ...................................           19,674
         720   Harcourt General, Inc. .........................           41,760
       1,910   McGraw-Hill Companies, Inc. ....................          122,507
       1,590   Moody's Corp. ..................................           51,007
       1,190   R. R. Donnelley and Sons Co. ...................           36,057
                                                                  --------------
                                                                         271,005
                                                                  --------------
               RAILROAD - 0.20%
       3,840   Burlington Northern Santa Fe....................          119,309
       2,080   CSX Corp. ......................................           77,376
       3,760   Norfolk Southern Corp. .........................           83,359
       2,420   Union Pacific Corp. ............................          139,150
                                                                  --------------
                                                                         419,194
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                   97
         AG ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUSTS - 0.03%
       1,890   Starwood Hotels & Resorts Worldwide, Inc. ......   $       71,499
                                                                  --------------
               RESTAURANTS - 0.28%
       1,170   Darden Restaurants, Inc. .......................           32,643
      12,820   McDonald's Corp. ...............................          388,190
       3,700 * Starbucks Corp. ................................           72,224
       1,430 * Tricon Global Resturants, Inc. .................           65,351
       1,110   Wendy's International, Inc. ....................           27,362
                                                                  --------------
                                                                         585,770
                                                                  --------------
               SAVINGS & LOAN - 0.22%
       2,030   Charter One Financial, Inc. ....................           61,407
       1,550   Golden West Financial Corp. ....................           98,812
       8,535   Washington Mutual, Inc. ........................          304,017
                                                                  --------------
                                                                         464,236
                                                                  --------------
               SECURITIES RELATED - 0.88%
       1,050   Bear Stearns Co. Inc. ..........................           57,067
      13,530   Charles Schwab Corp. ...........................          254,364
       2,580   Franklin Resources, Inc. .......................          114,810
       2,450   Lehman Brothers Holdings, Inc. .................          175,445
       7,900   Merrill Lynch & Co., Inc. ......................          513,263
      10,920   Morgan Stanley Dean Witter & Co. ...............          709,909
                                                                  --------------
                                                                       1,824,858
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 0.29%
       7,910 * Applied Materials, Inc. ........................          394,946
       1,800 * KLA-Tencor Corp. ...............................           92,916
       1,380 * Novellus Systems, Inc. .........................           66,102
         900 * QLogic Corp. ...................................           45,909
                                                                  --------------
                                                                         599,873
                                                                  --------------
               SEMICONDUCTORS - 1.91%
       3,330 * Advanced Micro Devices, Inc. ...................           94,072
       3,880 * Altera Corp. ...................................           93,120
       3,520 * Analog Devices, Inc. ...........................          156,816
       2,920 * Applied Micro Circuits Corp. ...................           52,764
       2,380 * Conexant Systems, Inc. .........................           20,182
      65,820   Intel Corp. ....................................        1,777,798
       3,100   Linear Technology Corp. ........................          148,800

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SEMICONDUCTORS - Continued
       3,500 * LSI Logic Corp. ................................   $       64,085
       3,160 * Maxim Integrated Products, Inc. ................          161,223
       5,800 * Micron Technology, Inc. ........................          217,500
      21,360   Motorola, Inc. .................................          313,992
       1,700 * National Semiconductor Corp. ...................           45,084
       1,780   Rockwell International Corp. ...................           83,660
      16,960   Texas Instruments, Inc. ........................          578,675
       1,860 * Vitesse Semiconductor Corp. ....................           45,961
       3,230 * Xilinx, Inc. ...................................          133,238
                                                                  --------------
                                                                       3,986,970
                                                                  --------------
               TELECOMMUNICATIONS - 2.51%
       7,600 * ADC Telecommunications, Inc. ...................           58,368
       3,060   Alltel Corp. ...................................          177,449
         800 * Andrew Corp. ...................................           13,776
      33,130   AT&T Corp. .....................................          701,362
       2,760 * Avaya, Inc. ....................................           44,712
       1,380   CenturyTel, Inc. ...............................           39,247
       8,660 * Global Crossing, Ltd. ..........................          109,982
      33,290   Lucent Technologies, Inc. ......................          262,325
       7,450 * Nextel Communications, Inc. ....................          118,604
      31,120   Nortel Networks Corp. ..........................          414,830
       7,370 * QUALCOMM, Inc. .................................          447,654
      16,198   Qwest Communications International..............          595,115
       3,000 * Sanmina Corp. ..................................           81,180
       1,580   Scientific-Atlanta, Inc. .......................           82,966
       4,010   Tellabs, Inc. ..................................          136,380
      26,420   Verizon Communications..........................        1,449,137
      28,160 * Worldcom, Inc. .................................          502,374
                                                                  --------------
                                                                       5,235,461
                                                                  --------------
               TEXTILE - PRODUCTS - 0.02%
       1,110   V. F. Corp. ....................................           45,910
                                                                  --------------
               TOBACCO - 0.56%
      21,750   Philip Morris Companies, Inc. ..................        1,118,168
       1,590   UST, Inc. ......................................           46,364
                                                                  --------------
                                                                       1,164,532
                                                                  --------------
               UTILITIES - COMMUNICATION - 1.23%
      18,310   BellSouth Corp. ................................          754,921
      33,100   SBC Communications, Inc. .......................        1,424,955

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               UTILITIES - COMMUNICATION - Continued
       8,650   Sprint Corp. - FON Group........................   $      175,682
       9,120 * Sprint Corp. - PCS Group........................          200,640
                                                                  --------------
                                                                       2,556,198
                                                                  --------------
               UTILITIES - ELECTRIC - 1.43%
       5,200 * AES Corp. ......................................          236,080
       1,200   Allegheny Energy, Inc. .........................           63,840
       1,340   Ameren Corp. ...................................           59,764
       3,150   American Electric Power, Inc. ..................          158,130
       1,550   Cinergy Corp. ..................................           54,792
       1,280   CMS Energy Corp. ...............................           37,978
       2,070   Consolidated Edison, Inc. ......................           81,041
       1,590   Constellation Energy Group, Inc. ...............           75,207
       2,340   Dominion Resources, Inc. .......................          155,142
       1,670   DTE Energy Co. .................................           74,682
       7,490   Duke Energy Corp. ..............................          342,443
       3,190   Edison International, Inc. .....................           34,548
       2,180   Entergy Corp. ..................................           94,176
       3,115   Exelon Corp. ...................................          211,259
       2,200   FirstEnergy Corp. ..............................           67,430
       1,730   FPL Group, Inc. ................................          100,772
       1,190   GPU, Inc. ......................................           39,924
       3,307 * Mirant Corp. ...................................          129,965
       1,570 * Niagara Mohawk Holdings, Inc. ..................           27,475
       1,990   Nisource, Inc. .................................           62,287
       3,790   Pacific Gas & Electric Co. .....................           43,206
         830   Pinnacle West Capital Corp. ....................           41,459
       1,420   PPL Corp. ......................................           84,788
       2,010   Progress Energy, Inc. ..........................           85,526
       2,100   Public Service Enterprise Group, Inc. ..........          107,961
       2,880   Reliant Energy, Inc. ...........................          132,710
       6,610   Southern Co. ...................................          155,599
       2,520   TXU Corp. ......................................          124,337
       3,330   Xcel Energy, Inc. ..............................          100,899
                                                                  --------------
                                                                       2,983,420
                                                                  --------------
               UTILITIES - GAS, DISTRIBUTION - 0.06%
       1,320   Keyspan Corp. ..................................           52,694
       1,410   Tosco Corp. ....................................           70,415
                                                                  --------------
                                                                         123,109
                                                                  --------------

--------------------------------------------------------------------------------

 98                                                   May 31, 2001
         AG ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
             UTILITIES - GAS, PIPELINE - 0.32%
       7,300 Enron Corp. ......................................   $      386,243
         450 NICOR, Inc. ......................................           17,456
         290 ONEOK, Inc. ......................................           12,209
         350 Peoples Energy Corp. .............................           13,787
       2,000 Sempra Energy.....................................           54,600
       4,680 Williams Companies, Inc. .........................          184,392
                                                                  --------------
                                                                         668,687
                                                                  --------------
             TOTAL COMMON STOCK
             (Cost $78,350,473)................................      110,117,280
                                                                  --------------
     PAR
    VALUE
 -----------
             CORPORATE BONDS & NOTES - 14.67%
             AIRLINES - 0.62%
 $   355,000 Delta Air Lines, Inc.,
              7.78% due 05/18/07...............................          369,367
             United Air Lines, Inc.:
     480,000  7.73% due 07/01/10...............................          496,565
     420,458  7.03% due 04/01/12...............................          426,306
                                                                  --------------
                                                                       1,292,238
                                                                  --------------
             AUTO - CARS - 1.41%
     480,000 Americredit Automobiles,
              7.05% due 02/12/05...............................          495,811
     675,000 Associates Automobile Receivables Trust,
              6.99% due 07/15/08...............................          689,152
     650,000 Daimlerchrysler NA Holding Corp.,
              6.40% due 05/15/06...............................          642,389
     720,000 Ford Credit Auto,
              6.58% due 11/15/04...............................          743,228
     365,000 Nissan Auto Receivables Owner Trust,
              5.75% due 06/15/06...............................          370,019
                                                                  --------------
                                                                       2,940,599
                                                                  --------------
             BANKS - OTHER - 0.74%
     185,000 Bank of America Corp.,
              7.40% due 01/15/11...............................          192,141
     445,000 First Union Corp.,
              6.95% due 11/01/04...............................          461,736

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  BANKS - OTHER - Continued
 $   500,000      Inter-American Development Bank,
                   7.00% due 06/16/03.........................   $      518,205
     365,000      J.P. Morgan Chase and Co.,
                   6.75% due 02/01/11.........................          366,650
                                                                 --------------
                                                                      1,538,732
                                                                 --------------
                  BEVERAGE - SOFT DRINKS - 0.32%
     650,000      Embotelladora Africa SA
                   9.88% due 03/15/06.........................          666,732
                                                                 --------------
                  BROADCASTING - 0.31%
     650,000(1)   Viacom, Inc.,
                   6.63% due 05/15/11
                   (Cost $645,372 purchased 05/10/01).........          639,711
                                                                 --------------
                  CHEMICAL - MISCELLANEOUS - 0.63%
     650,000      CK Witco Corp.,
                   8.50% due 03/15/05.........................          674,128
     650,000      Nova Chemicals Corp.,
                   7.00% due 05/15/06.........................          643,651
                                                                 --------------
                                                                      1,317,779
                                                                 --------------
                  ELECTRIC EQUIPMENT - 0.30%
     600,000      Legrand SA,
                   8.50% due 02/15/25.........................          634,980
                                                                 --------------
                  ENTERTAINMENT - 0.05%
     100,000      AOL Time Warner, Inc.
                   6.13% due 04/15/06.........................           99,513
                                                                 --------------
                  FERTILIZERS - 0.06%
     125,000      IMC Global, Inc.,
                   6.63% due 10/15/01.........................          123,856
                                                                 --------------
                  FINANCE COMPANIES - 0.93%
     310,000      Duke Capital Corp.,
                   7.50% due 10/01/09.........................          322,099
                  Ford Motor Credit Co.:
     810,000       7.50% due 03/15/05.........................          842,084
     200,000       6.88% due 02/01/06.........................          203,882
     550,000      WFS Financial Owner Trust,
                   7.17% due 02/20/08.........................          571,945
                                                                 --------------
                                                                      1,940,010
                                                                 --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  FINANCIAL SERVICES - 1.10%
 $   450,000      Countrywide Asset Backed Certificates,
                   7.30% due 05/25/26.........................   $      462,477
     450,000      Fleet Credit Card Master Trust Series 1999-C
                  Class,
                   6.90% due 04/16/07.........................          470,813
     600,000      Heller Financial, Inc.,
                   7.38% due 11/01/09.........................          617,670
     720,000(1)   Osprey Trust,
                   7.80% due 01/15/03
                   (Cost $720,000 purchased 09/29/00).........          736,613
                                                                 --------------
                                                                      2,287,573
                                                                 --------------
                  FOODS - 0.34%
     865,000      IBP, Inc.,
                   7.95% due 02/01/10.........................          703,489
                                                                 --------------
                  HEALTHCARE - 0.14%
     300,000      Cardinal Health, Inc.,
                   6.75% due 02/15/11.........................          299,874
                                                                 --------------
                  INSURANCE - MISCELLANEOUS - 0.46%
   1,100,000(1)   Farmers Exchange Capital,
                   7.20% due 07/15/48
                   (Cost $949,146 purchased 05/18/01).........          951,574
                                                                 --------------
                  INSURANCE - MULTILINE - 0.45%
     400,000      CNA Financial Corp.,
                   6.25% due 11/15/03.........................          398,200
                  Fairfax Financial Holdings, Ltd.:
     325,000       8.25% due 10/01/15.........................          253,383
     325,000       7.38% due 03/15/06.........................          292,059
                                                                 --------------
                                                                        943,642
                                                                 --------------
                  MACHINERY - INDUSTRIAL SPECIALTY - 0.27%
     550,000      PHH Corp.,
                   8.13% due 02/03/03.........................          564,212
                                                                 --------------
                  MERCHANDISING - DEPARTMENT - 0.23%
     500,000      Dillards, Inc.,
                   6.43% due 08/01/04.........................          471,810
                                                                 --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                   99
         AG ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  METALS - COPPER - 0.31%
 $   650,000      Phelps Dodge Corp.,
                   8.75% due 06/01/11.........................   $      651,252
                                                                 --------------
                  MISCELLANEOUS - 0.43%
     850,000      ING Cap Funding Trust III,
                   8.44% due 12/31/49.........................          902,961
                                                                 --------------
                  OIL INTEGRATED DOMESTIC - 0.08%
     150,000      Pennzoil Co.,
                   10.25% due 11/01/05........................          171,535
                                                                 --------------
                  OIL SERVICES - 0.29%
     600,000      Witco Corp.,
                   6.60% due 04/01/03.........................          599,226
                                                                 --------------
                  SECURITIES RELATED - 0.43%
     150,000      Morgan Stanley Dean Witter & Co.,
                   6.75% due 04/15/11.........................          148,880
     750,000      Salomon, Inc.,
                   5.88% due 03/15/06.........................          744,038
                                                                 --------------
                                                                        892,918
                                                                 --------------
                  SUPRANATIONAL - 0.51%
   1,010,000      International Finance Corp.,
                   7.13% due 04/06/05.........................        1,055,783
                                                                 --------------
                  TELECOMMUNICATIONS - 1.84%
     510,000      Koninklijke KPN N.V. - ADR,
                   8.00% due 10/01/10.........................          499,367
     375,000      Marconi, Plc.,
                   8.38% due 09/15/30.........................          345,536
     985,000(2)   MetroNet Communications Corp.,
                   0% due 06/15/08............................          849,760
     150,000      Shaw Communications, Inc.,
                   7.25% due 04/06/11.........................          148,381
     600,000      Telefonica Europe BV,
                   8.25% due 09/15/30.........................          630,960
     650,000      Telus Corp.,
                   8.00% due 06/01/11.........................          656,468
                  Worldcom, Inc.:
     325,000       8.25% due 05/15/31.........................          325,094
     400,000       7.50% due 05/15/11.........................          395,788
                                                                 --------------
                                                                      3,851,354
                                                                 --------------

     PAR
    VALUE                                                          MARKET VALUE

--------------------------------------------------------------------------------
             UTILITIES - ELECTRIC - 1.40%
 $   585,000 Georgia Power Co.,
              6.20% due 02/01/06...............................   $      585,971
   1,000,000 Pennsylvania Electric Co.,
              6.63% due 04/01/19...............................          874,910
     155,000 South Carolina Electric & Gas,
              6.70% due 02/01/11...............................          152,991
     480,000 PP&L Transition Bond Co.,
              7.05% due 06/25/09...............................          505,200
     791,397 TXU Corp.,
              6.62% due 07/01/01...............................          792,657
                                                                  --------------
                                                                       2,911,729
                                                                  --------------
             UTILITIES - GAS, DISTRIBUTION - 0.17%
     365,000 Northern Illinois Gas Co.,
              6.63% due 02/01/11...............................          355,627
                                                                  --------------
             UTILITIES - GAS, PIPELINE - 0.48%
   1,000,000 Peco Energy Transition Trust,
              6.13% due 03/01/09...............................          997,611
                                                                  --------------
             UTILITIES - MISCELLANEOUS - 0.37%
     770,000 PSE&G Transition Funding,
              6.78% due 06/15/16...............................          762,777
                                                                  --------------
             TOTAL CORPORATE BONDS & NOTES
             (Cost $30,553,238)................................       30,569,097
                                                                  --------------
             UNITED STATES GOVERNMENT - 20.28%
             FEDERAL AGENCIES - 18.44%
             Federal Home Loan Bank:
     700,000  7.22% due 02/25/03...............................          732,487
     170,000  6.01% due 12/03/08...............................          166,335
             Federal Home Loan Mortgage Corp.:
     750,000  6.00% due 06/01/29...............................          723,750
   1,400,000  6.63% due 09/15/09...............................        1,456,868
   6,000,000  6.75% due 03/15/31...............................        6,159,360
     768,314  8.00% due 04/01/30...............................          795,206
      63,519  8.00% due 07/01/30...............................           65,743
     578,664  8.00% due 12/01/30...............................          598,917
             Federal National Mortgage Association:
     479,767  7.50% due 06/01/15...............................          494,908
     235,376  7.50% due 11/01/15...............................          242,804

     PAR
    VALUE                                                          MARKET VALUE

--------------------------------------------------------------------------------
             FEDERAL AGENCIES - Continued
             Federal National Mortgage Association:
 $ 1,000,000  7.25% due 01/15/10...............................   $    1,080,470
   1,610,000  7.13% due 06/15/10...............................        1,727,224
     491,096  7.00% due 04/01/28...............................          495,849
   6,950,000  7.00% due 06/01/29...............................        7,010,812
   2,670,000  6.50% due 06/01/15...............................        2,688,370
   6,300,000  6.50% due 06/01/29...............................        6,227,172
     340,000  5.69% due 01/23/06...............................          339,895
   1,525,000 Financing Corp.,
              zero coupon due 05/11/18.........................          500,413
             Government National Mortgage Association:
      49,619  7.50% due 12/15/28...............................           51,014
      20,733  7.50% due 03/15/29...............................           21,310
      23,119  7.50% due 04/15/29...............................           23,762
     551,352  7.50% due 05/15/29...............................          566,686
     184,477  7.50% due 08/15/29...............................          189,607
     453,187  7.50% due 09/15/29...............................          465,790
     134,978  7.50% due 11/15/29...............................          138,732
   2,000,000  7.50% due 06/01/30...............................        2,055,620
     670,927  7.50% due 06/15/30...............................          689,586
     720,468  7.50% due 10/15/30...............................          740,503
     278,519  7.50% due 11/15/30...............................          286,265
     920,416  7.50% due 12/15/30...............................          946,013
      48,416  6.00% due 02/15/29...............................           47,085
     491,472  6.00% due 04/15/29...............................          477,957
     234,801  6.00% due 06/15/29...............................          228,344
                                                                  --------------
                                                                      38,434,857
                                                                  --------------
             GOVERNMENT SPONSORED - 0.20%
     425,000 Tennessee Valley Authority,
              5.63% due 01/18/11...............................          408,229
                                                                  --------------
             TREASURY NOTES - 1.64%
   2,450,000  5.75% due 11/15/05...............................        2,527,322
     925,000  5.00% due 02/15/11...............................          896,963
                                                                  --------------
                                                                       3,424,285
                                                                  --------------
             TOTAL UNITED STATES GOVERNMENT
             (Cost $42,088,498)................................       42,267,371
                                                                  --------------

--------------------------------------------------------------------------------

 100                                                  May 31, 2001
        AG ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED

     PAR
    VALUE                                                          MARKET VALUE

--------------------------------------------------------------------------------
             FOREIGN BONDS - 0.90%
             BANKS - OTHER - 0.25%
 $   500,000 Asian Development Bank,
              6.38% due 10/01/28...............................   $      525,746
                                                                  --------------
             UTILITIES - GAS, DISTRIBUTION - 0.33%
   3,200,000 British Gas International Finance,
              zero coupon due 11/04/21.........................          688,000
                                                                  --------------
             PAPER/FOREST PRODUCTS - 0.32%
     650,000 Stora Enso Oyj,
              7.38% due 05/15/11...............................          658,242
                                                                  --------------
             TOTAL FOREIGN BONDS
             (Cost $1,855,320).................................        1,871,988
                                                                  --------------
             SHORT-TERM INVESTMENTS - 19.91%
             COMMERCIAL PAPER - 19.69%
   4,720,000 CVS Corp.,
              3.97% due 06/12/01...............................        4,714,264
   8,219,000 Delaware Funding Corp.,
              4.09% due 06/11/01...............................        8,209,638
   7,701,000 Duke Capital Corp.,
              4.21% due 06/01/01...............................        7,701,000
   1,879,000 Jefferson-Pilot Corp.,
              4.13% due 10/25/01...............................        1,847,419
   6,582,000 Safeway Inc. - Discount Note 6/13/01 4.35%........        6,572,431
   4,000,000 Snap-On, Inc.,
              4.06% due 06/06/01...............................        3,997,744
   8,000,000 Textron Financial Corp.,
              4.01% due 06/11/01...............................        7,991,075
                                                                  --------------
                                                                      41,033,571
                                                                  --------------

     PAR
    VALUE                                                         MARKET VALUE

--------------------------------------------------------------------------------
             U. S. TREASURY BILLS - 0.22%
 $   335,000  3.60% due 06/14/01..............................   $      334,119
     125,000  3.44% due 07/12/01..............................          124,510
                                                                 --------------
                                                                        458,629
                                                                 --------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $41,492,200)...............................       41,492,200
                                                                 --------------
             TOTAL INVESTMENTS
             (Cost $194,339,729) - 108.61%....................      226,317,936
                                                                 --------------
             Other assets less liabilities - (8.61%)..........      (17,948,611)
                                                                 --------------
             NET ASSETS - 100.00%.............................   $  208,369,325
                                                                 --------------

    * Non-income producing

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2001, the aggregate value of these securities was $2,327,898, representing 1.12% of net assets.
(2) Security is a "step-up" bond where the coupon rate increases to 9.95% at 06/15/03.

                                                                  UNREALIZED
CONTRACTS                                                        DEPRECIATION

-------------------------------------------------------------------------------
      FUTURES CONTRACTS PURCHASED(1)
      (Delivery month/Value at 05/31/01)
 17(2)  S&P 500 Index Futures
        (June 2001/$1,257)..................................... $      (18,775)
                                                                  --------------

(1) U.S. Treasury Bills with a market value of $458,629 were maintained in a segregated account with a portion placed as collateral for futures contracts.
(2)  Per 250.

-------------------------------------------------------------------------------

 May 31, 2001             AG CAPITAL CONSERVATION FUND         101
                          Average Annual Total Return

    1 Year                           5 Years                    10 Years
------------------------------------------------------------------------
    13.35%                            6.94%                      7.52%


[CHART APPEARS HERE]

                                Top 10 Holdings

      Federal National
      Mortgage Association:
   1. 7.00% due 06/01/29......  10.26%
   2. 6.50% due 06/01/29......   7.86%
   3. 6.50% due 06/01/15......   4.90%
   4. 7.13% due 06/15/10......   3.49%
   5. United States Treasury
      Notes,
      5.00% due 02/15/11......   2.83%
   6. AT&T Wireless Services,
      Inc.,
      7.88% due 03/01/11......   1.78%
   7. Ford Motor Credit Co.,
      7.50% due 03/15/05......   1.45%
   8. ING Capital Funding
      Trust III,
      8.44% due 12/31/49......   1.35%
   9. PSE&G Transition
      Funding,
      6.75% due 06/15/16......   1.35%
  10. Federal Home Loan
      Mortgage Corp.,
      8.00% due 12/01/29......   1.30%

MANAGEMENT OVERVIEW
A discussion with VALIC

How did the Fund perform relative to its benchmark?
The Fund soundly outperformed the Lehman Aggregate by 86 basis points over the period.

What were the dominant portfolio themes?
The Fund was overweight in the corporate asset class, particularly the more defensive sectors, and underweight in Treasuries while remaining duration neutral.

Which portfolio holdings most enhanced the Fund's performance?
Strong contributions from new corporate issue purchases significantly benefited fund performance.

Were there any disappointments in the Fund?
Although overweighting corporates proved to be a rewarding strategy, the emphasis on more defensive, less-cyclical sectors resulted in some opportunity cost due to the recent strength of riskier sectors.

What is your outlook for the next fiscal period?
We intend to continue the Fund's outperformance through the overweighting of corporates, with emphasis on securities offering the most attractive relative value.

--------------------------------------------------------------------------------

 102                                                  May 31, 2001
             AG CAPITAL CONSERVATION FUND - SCHEDULE OF INVESTMENTS

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  CORPORATE BONDS - 51.87%
                  AEROSPACE/DEFENSE - 0.88%
 $   500,000      United Technologies Corp.,
                  6.35% due 03/01/11..........................   $      496,780
                                                                 --------------
                  AIRLINES - 2.99%
     600,000(1)   American Airlines, Inc.,
                  6.82% due 05/23/11
                  (Cost $600,000 purchased 05/18/01)..........          603,971
     300,000      Delta Air Lines, Inc.,
                  7.78% due 05/18/07..........................          312,141
                  United Air Lines, Inc.:
     405,000      7.73% due 07/01/10..........................          418,977
     349,594      7.03% due 04/01/12..........................          354,457
                                                                 --------------
                                                                      1,689,546
                                                                 --------------
                  AUTO - CARS - 5.04%
     405,000      Americredit Automobiles,
                  7.05% due 02/12/05..........................          418,340
     565,000      Associates Automobile Receivables Trust,
                  6.99% due 07/15/08..........................          576,845
                  Daimlerchrysler NA Holding Corp.:
     360,000      7.25% due 01/18/06..........................          368,561
     500,000      6.40% due 05/15/06..........................          494,145
     605,000      Ford Credit Auto Owner Trust,
                  6.58% due 11/15/04..........................          624,518
     365,000      Nissan Auto Receivables Owner Trust,
                  5.75% due 06/15/06..........................          370,019
                                                                 --------------
                                                                      2,852,428
                                                                 --------------
                  BANKS - OTHER MAJOR - 0.99%
     185,000      Bank of America Corp.,
                  7.40% due 01/15/11..........................          192,140
     365,000      J.P. Morgan Chase & Co.,
                  6.75% due 02/01/11..........................          366,650
                                                                 --------------
                                                                        558,790
                                                                 --------------
                  BEVERAGE - SOFT DRINKS - 1.09%
     600,000      Embotelladora Africa SA,
                  9.88% due 03/15/06..........................          615,445
                                                                 --------------

     PAR
   VALUE                                                          MARKET VALUE

-------------------------------------------------------------------------------
                  BROADCASTING - 1.78%
 $   500,000      Clear Channel Communications,
                  7.25% due 09/15/03..........................   $      515,534
     500,000(1)   Viacom, Inc., Class B,
                  6.63% due 05/15/11
                  (Cost $496,440 purchased 05/10/01)..........          492,085
                                                                 --------------
                                                                      1,007,619
                                                                 --------------
                  CHEMICAL - MISCELLANEOUS - 0.92%
     500,000      CK Witco Corp.
                  8.50% due 03/15/05..........................          518,560
                                                                 --------------
                  COSMETICS/TOILETRIES - 0.88%
     500,000(1)   International Flavors & Fragrances, Inc.,
                  6.45% due 05/15/06
                  (Cost $499,060 purchased 05/02/01)..........          497,070
                                                                 --------------
                  DRUGS - 0.84%
     500,000      Watson Pharmaceuticals, Inc.,
                  7.13% due 05/15/08..........................          472,525
                                                                 --------------
                  ELECTRIC EQUIPMENT - 0.94%
     500,000      Legrand SA
                  8.50% due 02/15/25..........................          529,150
                                                                 --------------
                  ENTERTAINMENT - 0.26%
     150,000      AOL Time Warner, Inc.,
                  6.13% due 04/15/06..........................          149,270
                                                                 --------------
                  FERTILIZERS - 0.18%
     100,000      IMC Global, Inc.,
                  6.63% due 10/15/01..........................           99,085
                                                                 --------------
                  FINANCE COMPANIES - 4.08%
     310,000      Duke Capital Corp.,
                  7.50% due 10/01/09..........................          322,098
                  Ford Motor Credit Co.:
     790,000      7.50% due 03/15/05..........................          821,292
     150,000      6.88% due 02/01/06..........................          152,912
     425,000      Inter-American Development Bank,
                  7.00% due 06/16/03..........................          440,474
     550,000      WFS Financial Owner Trust,
                  7.17% due 02/20/08..........................          571,945
                                                                 --------------
                                                                      2,308,721
                                                                 --------------

     PAR
   VALUE                                                          MARKET VALUE

-------------------------------------------------------------------------------
                  FINANCIAL SERVICES - 4.78%
 $   370,000      Countrywide Asset Backed Certificates,
                  7.30% due 05/25/26..........................   $      380,259
     250,000      Doral Financial Corp.,
                  8.50% due 07/08/04..........................          259,363
     375,000      Fleet Credit Card Master Trust,
                  6.90% due 04/16/07..........................          392,344
     520,000      Heller Financial, Inc.,
                  7.38% due 11/01/09..........................          535,314
     605,000(1)   Osprey Trust,
                  7.98% due 01/15/03
                  (Cost $605,000 purchased 09/28/00)..........          618,960
     500,000      Society Corp.,
                  8.13% due 06/15/02..........................          515,820
                                                                 --------------
                                                                      2,702,060
                                                                 --------------
                  HEALTHCARE - 0.44%
     250,000      Cardinal Health, Inc.,
                  6.75% due 02/15/11..........................          249,895
                                                                 --------------
                  INSURANCE - CASUALTY - 0.94%
     500,000      Ace Ina Holdings, Inc.,
                  8.20% due 08/15/04..........................          530,630
                                                                 --------------
                  INSURANCE - MISCELLANEOUS- 0.92%
     600,000(1)   Farmers Exchange Capital,
                  7.20% due 07/15/48
                  (Cost $517,716 purchased 05/18/01)..........          519,040
                                                                 --------------
                  INSURANCE - MULTILINE - 1.62%
     500,000      CNA Financial Corp.,
                  6.25% due 11/15/03..........................          497,750
                  Fairfax Financial Holdings, Ltd.:
     250,000      8.25% due 10/01/15..........................          194,910
     250,000      7.38% due 03/15/06..........................          224,661
                                                                 --------------
                                                                        917,321
                                                                 --------------
                  MACHINERY -
                  INDUSTRIAL SPECIALTY - 0.99%
     545,000      PHH Corp.,
                  8.13% due 02/03/03..........................          559,083
                                                                 --------------

--------------------------------------------------------------------------------

 May 31, 2001                                                  103
       AG CAPITAL CONSERVATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED

     PAR
   VALUE                                                           MARKET VALUE

--------------------------------------------------------------------------------
             MERCHANDISING - DEPARTMENT - 0.83%
 $   500,000 Dillards, Inc.,
             6.43% due 08/01/04................................   $      471,810
                                                                  --------------
             MERCHANDISING - FOODS - 0.87%
     500,000 Kroger Co.,
             6.80% due 04/01/11................................          491,115
                                                                  --------------
             MERCHANDISING - SPECIALTY - 0.87%
     500,000 Kmart Corp.,
             7.49% due 07/16/02................................          491,305
                                                                  --------------
             METALS COPPER - 1.06%
     600,000 Phelps Dodge Corp.,
             8.75% due 06/01/11................................          601,156
                                                                  --------------
             MISCELLANEOUS - 1.51%
     720,000 ING Capital Funding Trust III,
             8.44% due 12/31/49................................          764,861
     100,000 USEC, Inc.,
             6.63% due 01/20/06................................           89,635
                                                                  --------------
                                                                         854,496
                                                                  --------------
             OIL - INTEGRATED DOMESTIC - 0.26%
     130,000 Pennzoil Co.,
             10.25% due 11/01/05...............................          148,664
                                                                  --------------
             OIL - SERVICES - 0.88%
     500,000 Witco Corp.,
             6.60% due 04/01/03................................          499,355
                                                                  --------------
             REAL ESTATE - 0.92%
     500,000 EOP Operating LP,
             7.38% due 11/15/03................................          517,570
                                                                  --------------
             SECURITIES RELATED - 2.19%
     450,000 Lehman Brothers Holdings, Inc.,
             6.25% due 05/15/06................................          447,692
     150,000 Morgan Stanley Dean Witter & Co.,
             6.75% due 04/15/11................................          148,880
     645,000 Salomon, Inc.,
             5.88% due 03/15/06................................          639,872
                                                                  --------------
                                                                       1,236,444
                                                                  --------------

     PAR
   VALUE                                                          MARKET VALUE

-------------------------------------------------------------------------------
                  TELECOMMUNICATIONS - 7.46%
 $ 1,000,000(1)   AT&T Wireless Services, Inc.,
                  7.88% due 03/01/11
                  (Cost $996,510 purchased 03/01/01)..........   $    1,008,100
     210,000      British Telecommunication, Plc.,
                  8.13% due 12/15/10..........................          221,533
     430,000      Koninklijke KPN N.V. - ADR,
                  8.00% due 10/01/10..........................          421,035
     375,000      Marconi, Plc.,
                  8.38% due 09/15/30..........................          345,536
     200,000      Shaw Communications, Inc.,
                  7.25% due 04/06/11..........................          197,842
     500,000      Telefonica Europe BV,
                  8.25% due 09/15/30..........................          525,800
     500,000      Telus Corp.,
                  8.00% due 06/01/11..........................          504,975
     500,000(1)   WCG Note Trust,
                  8.25% due 03/15/04
                  (Cost $500,000 purchased 03/22/01)..........          498,610
                  Worldcom, Inc.:
     250,000      8.25% due 05/15/31..........................          250,073
     250,000      7.50% due 05/15/11..........................          247,368
                                                                 --------------
                                                                      4,220,872
                                                                 --------------
                  UTILITIES - ELECTRIC - 2.06%
     585,000      Georgia Power Co.,
                  6.20% due 02/01/06..........................          585,971
     405,000      PP&L Transition Bond Co.,
                  7.05% due 06/25/09..........................          426,263
     155,000      South Carolina Electric & Gas,
                  6.70% due 02/01/11..........................          152,991
                                                                 --------------
                                                                      1,165,225
                                                                 --------------
                  UTILITIES - MISCELLANEOUS - 1.78%
     250,000      Kinder Morgan Energy Partners, L.P.,
                  6.75% due 03/15/11..........................          245,520
     770,000      PSE&G Transition Funding,
                  6.75% due 06/15/16..........................          762,777
                                                                 --------------
                                                                      1,008,297
                                                                 --------------
                  UTILITIES - GAS, DISTRIBUTION - 0.62%
     365,000      Northern Illinois Gas Co.,
                  6.63% due 02/01/11..........................          355,627
                                                                 --------------

     PAR
   VALUE                                                           MARKET VALUE

--------------------------------------------------------------------------------
             TOTAL CORPORATE BONDS
             (Cost $29,022,743)................................   $   29,334,954
                                                                  --------------
             UNITED STATES GOVERNMENT - 45.16%
             FEDERAL AGENCIES - 41.72%
             Federal Home Loan Bank:
 $   640,000 7.22% due 02/25/03................................          669,702
     160,000 6.01% due 12/03/08................................          156,550
             Federal Home Loan Mortgage Corp.:
     186,931 8.00% due 01/01/29................................          193,648
     709,848 8.00% due 12/01/29................................          734,693
     359,455 8.00% due 12/01/30................................          372,036
      18,409 8.00% due 01/01/31................................           19,053
     750,000 6.00% due 06/01/29................................          723,750
             Federal National Mortgage Association:
     414,519 7.50% due 11/01/14................................          428,509
      38,924 7.50% due 08/01/15................................           40,152
   1,840,000 7.13% due 06/15/10................................        1,973,970
   5,750,000 7.00% due 06/01/29................................        5,800,313
   2,750,000 6.50% due 06/01/15................................        2,768,920
   4,500,000 6.50% due 06/01/29................................        4,447,980
     285,000 5.69% due 01/23/06................................          284,912
   1,525,000 Financing Corp.,
             zero coupon due 05/11/18..........................          500,414
             Government National Mortgage Association:
     337,547 7.50% due 05/15/29................................          346,934
     543,446 7.50% due 07/15/29................................          558,559
     491,327 7.50% due 08/15/29................................          504,991
     305,592 7.50% due 09/15/29................................          314,091
     976,810 7.50% due 11/15/29................................        1,003,974
      92,997 7.50% due 09/15/30................................           95,583
     255,436 7.50% due 10/15/30................................          262,540
      79,965 7.50% due 11/15/30................................           82,189
     670,285 7.50% due 01/15/31................................          688,925
     306,490 6.00% due 03/15/29................................          298,062
     336,822 6.00% due 04/15/29................................          327,559
                                                                  --------------
                                                                      23,598,009
                                                                  --------------
             GOVERNMENT SPONSORED - 0.61%
     360,000 Tennessee Valley Authority,
             5.63% due 01/18/11................................          345,794
                                                                  --------------
             TREASURY NOTES - 2.83%
   1,650,000 5.00% due 02/15/11................................        1,599,989
                                                                  --------------

--------------------------------------------------------------------------------

 104                                                  May 31, 2001
       AG CAPITAL CONSERVATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED

    PAR
   VALUE                                                          MARKET VALUE

-------------------------------------------------------------------------------
             TOTAL UNITED STATES GOVERNMENT -
             (Cost $25,392,180)...............................   $   25,543,792
                                                                 --------------
             FOREIGN BONDS - 2.72%
             BANKS - OTHER - 0.79%
 $   425,000 Asian Development Bank,
             6.38% due 10/01/28...............................          446,884
                                                                 --------------
             PAPER/FOREST PRODUCTS - 0.89%
     500,000 Stora Enso Oyj,
             7.38% due 05/15/11...............................          506,340
                                                                 --------------
             TELECOMMUNICATIONS - 0.69%
     370,000 British Telecommunication, Plc.,
             7.63% due 12/15/05...............................          388,008
                                                                 --------------
             UTILITIES - GAS, DISTRIBUTION - 0.35%
     930,000 British Gas International Finance,
             zero coupon due 11/04/21.........................          199,950
                                                                 --------------
             TOTAL FOREIGN BONDS
             (Cost $1,489,200)................................        1,541,182
                                                                 --------------
             SHORT-TERM INVESTMENTS - 23.69%
             COMMERCIAL PAPER - 7.06%
   2,000,000 Abbott Laboratories,
             3.95% due 06/12/01...............................        1,997,582
   2,000,000 Textron Financial Corp.,
             4.01% due 06/11/01...............................        1,997,769
                                                                 --------------
                                                                      3,995,351
                                                                 --------------
             REPURCHASE AGREEMENT - 16.63%
   9,403,000 State Street Bank,
             4.05% dated 05/31/01, to be
             repurchased at $9,404,058 on 06/30/01,
             collateralized by Federal National Mortgage
             Association Notes, 6.52%, 10/15/01, with a market
             value of $9,686,600..............................        9,403,000
                                                                 --------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $13,398,351)...............................       13,398,351
                                                                 --------------

                                                                  MARKET VALUE

--------------------------------------------------------------------------------
             TOTAL INVESTMENTS
             (Cost $69,302,474) - 123.44%.....................   $   69,818,279
                                                                 --------------
             Other assets less liabilities - (23.44%).........      (13,258,398)
                                                                 --------------
             NET ASSETS - 100.00%.............................   $   56,559,881
                                                                 --------------

(1) Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2001 the aggregate value of these securities was $4,307,836, representing 7.62% of total net assets.

--------------------------------------------------------------------------------

 May 31, 2001            AG GOVERNMENT SECURITIES FUND         105
                          Average Annual Total Return

    1 Year                           5 Years                   10 Years
-----------------------------------------------------------------------
    12.23%                            6.94%                     7.23%



                              [CHART APPEARS HERE]

MANAGEMENT OVERVIEW
A discussion with VALIC

How did the Fund perform relative to its benchmark?
The fund handsomely outpaced its benchmark as a favorable mix of Treasury, Agency, and Mortgage backed securities contributed to gains.

What were the dominant portfolio themes?
Two aspects were positive. First, bonds staged a sharp rally as a reaction against very poor stock market returns. Also, as the magnitude of the Government's fiscal surplus became known, many investors bid up the price of government and agency debt as future scarcity issues were raised.

What portfolio holdings most enhanced the Fund's performance?
Long maturity treasury issues were excellent performers as issuance of these declined due to a rising surplus and a shift in benchmark status from the thirty year bond to the ten year note. Despite the shift, investor demand for long maturity Government guaranteed bonds stayed strong.

Were there any disappointments in the Fund?
Happily, there were no disappointments. It was a fabulous twelve month period.

What is your outlook for the next fiscal period?
Bonds should continue to produce positive total returns. The shape of the yield curve should be volatile as we reach the end of the Federal Reserve's time of cutting interest rates and the fiscal impact from tax cuts and higher Federal spending stimulate the economy. Historically, the conclusion of rate cuts leads to a flatter yield curve, while economic recovery leads to a steeper curve. The behavior of inflation may determine which way the curve will ultimately shape. If it stays low the curve should flatten.

                                Top 10 Holdings

   1. Government National
      Mortgage Association,
      6.50% due 06/01/29.......   5.73%
   2. United States Treasury,
      8.75% due 08/15/20.......   4.43%
   3. Federal Home Loan
      Mortgage Corp.,
      5.63% due 03/20/06.......   4.17%
   4. Federal Home Loan Bank,
      6.12% due 08/26/08.......   4.15%
   5. United States Treasury,
      6.13% due 08/15/29.......   4.06%
   6. KFW International
      Finance,
      7.13% due 02/15/05.......   4.01%
   7. United States Treasury,
      7.25% due 08/15/22.......   3.87%
   8. Housing Urban
      Development,
      7.13% due 08/01/06.......   3.54%
   9. Federal National Mortgage
      Association,
      6.50% due 08/15/04.......   3.05%
  10. Federal Home Loan
      Mortgage Corp.,
      5.63% due 03/15/11.......   3.03%


--------------------------------------------------------------------------------

 106                                                  May 31, 2001
            AG GOVERNMENT SECURITIES FUND - SCHEDULE OF INVESTMENTS

    PAR
   VALUE                                                            MARKET VALUE

--------------------------------------------------------------------------------
            CORPORATE BONDS - 8.06%
            FINANCE COMPANIES - 4.02%
 $4,575,000 KFW International Finance,
             7.13% due 02/15/05..................................   $  4,798,077
                                                                    ------------
            OIL SERVICES - 2.50%
  3,000,000 Rowan Companies, Inc.,
             5.88% due 03/15/12..................................      2,987,610
                                                                    ------------
            SUPRANATIONAL - 0.70%
            International Bank for Reconstruction & Development:
    650,000  5.00% due 03/28/06..................................        640,055
    200,000  4.75% due 04/30/04..................................        199,094
                                                                    ------------
                                                                         839,149
                                                                    ------------
            TELECOMMUNICATIONS - 0.84%
  1,000,000 Worldcom, Inc.,
             6.50% due 05/15/04..................................      1,003,700
                                                                    ------------
            TOTAL CORPORATE BONDS
            (Cost $9,413,073)....................................      9,628,536
                                                                    ------------
            UNITED STATES GOVERNMENT - 92.47%
            FEDERAL AGENCIES - 66.70%
            Federal Farm Credit Bank:
  1,150,000  7.10% due 11/12/02..................................      1,188,813
  1,500,000  6.92% due 05/13/02..................................      1,538,205
  2,000,000  6.30% due 12/03/13..................................      2,001,240
  1,000,000  6.00% due 03/07/11..................................        984,690
  1,000,000  5.80% due 06/17/05..................................      1,013,750
  1,000,000  5.64% due 04/04/11..................................        956,250
  1,000,000  5.15% due 04/17/06..................................        984,690
    500,000  4.38% due 05/01/03..................................        497,420
            Federal Home Loan Bank:
  1,210,000  7.22% due 02/25/03..................................      1,266,156
  5,000,000  6.12% due 08/26/08..................................      4,954,700
    300,000  6.01% due 12/03/08..................................        293,532
  3,000,000  5.91% due 03/27/08..................................      3,001,860
  2,735,000  5.65% due 03/08/06..................................      2,734,562
  2,000,000  5.54% due 04/24/06..................................      1,986,880
     91,063  5.50% due 02/25/19..................................         91,404
    510,000  5.13% due 09/15/03..................................        514,463
  3,500,000  5.13% due 03/06/06..................................      3,449,670
  1,000,000  4.88% due 04/16/04..................................        997,340

    PAR
   VALUE                                                            MARKET VALUE

--------------------------------------------------------------------------------
            FEDERAL AGENCIES - Continued
            Federal Home Loan Mortgage Corp.:
 $    6,417  8.25% due 04/01/17..................................   $      6,796
  1,400,000  8.00% due 06/01/30..................................      1,449,000
    900,000  7.50% due 06/01/15..................................        929,529
  1,400,000  5.88% due 03/21/11..................................      1,350,342
  5,000,000  5.63% due 03/20/06..................................      4,985,150
  3,750,000  5.63% due 03/15/11..................................      3,618,150
    600,000  5.00% due 05/15/04..................................        600,282
            Federal National Mortgage Association:
      2,032  14.50% due 11/15/14.................................          2,432
      5,613  13.00% due 11/15/15.................................          6,625
      3,104  12.50% due 09/20/15.................................          3,621
      1,569  12.00% due 01/15/16.................................          1,822
      6,047  11.50% due 09/01/19.................................          6,918
  2,950,000  7.50% due 06/01/29..................................      3,017,290
  1,150,000  7.13% due 02/15/05..................................      1,222,059
  3,000,000  7.13% due 06/15/10..................................      3,218,430
  3,000,000  7.00% due 06/01/29..................................      3,026,250
  3,500,000  6.50% due 08/15/04..................................      3,647,105
  1,500,000  6.50% due 06/01/15..................................      1,510,320
    605,000  5.69% due 01/23/06..................................        604,812
  1,000,000  5.55% due 03/16/06..................................        996,560
  1,350,000  5.50% due 03/15/11..................................      1,290,722
  3,400,000 Financing Corp.,
             zero coupon due 05/11/18............................      1,115,676
            Government National Mortgage Association:
  1,900,000  7.50% due 06/01/30..................................      1,952,839
  6,900,000  6.50% due 06/01/29..................................      6,848,250
            Housing & Urban Development:
  2,500,000  7.15% due 08/01/04..................................      2,627,250
  4,000,000  7.13% due 08/01/06..................................      4,235,400
            Student Loan Marketing Association:
    500,000  6.30% due 08/24/01..................................        502,734
  1,000,000  5.25% due 03/15/06..................................        990,310
  1,500,000  4.75% due 04/23/04..................................      1,490,040
                                                                    ------------
                                                                      79,712,339
                                                                    ------------
            GOVERNMENT SPONSORED - 10.14%
            Tennessee Valley Authority:
  2,500,000  6.75% due 11/01/25..................................      2,538,500
  2,000,000  6.38% due 06/15/05..................................      2,069,680
  3,000,000  6.00% due 03/15/13..................................      2,930,160
  2,250,000  5.63% due 01/18/11..................................      2,161,215
  2,500,000  5.38% due 11/13/08..................................      2,420,300
                                                                    ------------
                                                                      12,119,855
                                                                    ------------

    PAR
   VALUE                                                          MARKET VALUE

-------------------------------------------------------------------------------
            TREASURY BONDS/NOTES - 15.63%
            Tennessee Valley Authority:
 $1,500,000  9.00% due 11/15/18................................   $  2,006,955
  4,000,000  8.75% due 08/15/20................................      5,290,000
  4,000,000  7.25% due 08/15/22................................      4,620,000
  4,700,000  6.13% due 08/15/29................................      4,849,789
  1,980,000  5.00% due 02/15/11................................      1,919,986
                                                                  ------------
                                                                    18,686,730
                                                                  ------------
            TOTAL UNITED STATES GOVERNMENT
            (Cost $109,682,881)................................    110,518,924
                                                                  ------------
            SHORT-TERM INVESTMENTS - 14.00%
            COMMERCIAL PAPER - 7.52%
            FINANCIAL SERVICES - 3.34%
  4,000,000 Textron Financial Corp.,
             4.01% due 06/11/01................................      3,995,537
                                                                  ------------
            HOSPITAL SUPPLIES - 4.18%
  5,000,000 Abbott Laboratories,
             3.95% due 06/12/01................................      4,993,956
                                                                  ------------
            REPURCHASE AGREEMENT - 6.48%
  7,744,000 State Street Bank, 4.05% dated 05/31/01, to be
            repurchased at $7,744,871 on 06/01/01,
            collateralized by Federal Home Loan Bank Notes,
            7.00%, 03/15/10, with a market value of
            $7,976,850.........................................      7,744,000
                                                                  ------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost $16,733,493).................................     16,733,493
                                                                  ------------
            TOTAL INVESTMENTS
            (Cost $135,829,447) - 114.53%......................    136,880,953
                                                                  ------------
            Other assets less liabilities - (14.53%)...........    (17,366,856)
                                                                  ------------
            NET ASSETS - 100.00%...............................   $119,514,097
                                                                  ------------

--------------------------------------------------------------------------------

 May 31, 2001        AG INTERNATIONAL GOVERNMENT BOND FUND     107
                          Average Annual Total Return

    1 Year                       5 Years                    Since Inception*
----------------------------------------------------------------------------
    -4.47%                        0.17%                          4.87%

* October 1, 1991


                              [CHART APPEARS HERE]

                                Top 10 Holdings

   1. Republic of Argentina
      1.00% due 03/31/05.......   3.36%
   2. Federative Republic of
      Brazil
      8.00% due 04/15/14.......   2.73%
   3. Government of Japan
      4.20% due 09/21/15.......   2.25%
   4. Government of Japan
      1.10% due 10/22/01.......   2.11%
   5. Federal Farm Credit Bank
      6.88% due 08/08/06.......   2.11%
   6. Federal Agricultural
      Mortgage Corp.
      6.15% due 03/03/14.......   2.09%
   7. United States Treasury
      Bonds
      6.25% due 08/15/23.......   2.07%
   8. Federal Home Loan
      Mortgage Corp.
      5.25% due 02/15/04.......   2.02%
   9. Federal National Mortgage
      Association
      6.50% due 06/30/01.......   2.02%
  10. Federal Home Loan
      Mortgage Corp.
      6.50% due 06/30/01.......   2.02%


MANAGEMENT OVERVIEW
A discussion with VALIC

How did the Fund perform relative to its benchmark?
The Fund tightly tracked its index.

What were the dominant portfolio themes?
Two aspects largely offset one another. First, every developed market bond market had positive returns in their local currencies. Second, every currency in the Salomon Non-US World Government Bond Index weakened against the Dollar. Only in Canada were local bond market gains sufficiently high to offset currency weakness. Every other market had a loss once returns were translated into Dollars.

Which portfolio holdings most enhanced the Fund's performance?
Long maturity bonds were highly positive in most developed markets.

Were there any disappointments in the Fund?
Foreign currency weakness--overall the Dollar gained 8.9% against the nations in the index--kept returns disappointingly low.

What is your outlook for the next fiscal period?
Early in the fiscal period strength of the Dollar will be a challenge. Later, as economic recovery develops, controlling the impact of expected higher inflation will be key to generating positive returns.

--------------------------------------------------------------------------------

 108                                                  May 31, 2001
        AG INTERNATIONAL GOVERNMENT BOND FUND - SCHEDULE OF INVESTMENTS

      PAR
     VALUE                                                          MARKET VALUE

--------------------------------------------------------------------------------
               GOVERNMENT BONDS - 88.62%

               ARGENTINA - 4.75%
               Republic of Argentina:
 US  2,000,000  9.75% due 9/19/27................................   $  1,395,000
 US  3,840,000  1.00% due 3/31/05................................      3,356,160
                                                                    ------------
                                                                       4,751,160
                                                                    ------------

               AUSTRALIA - 0.28%
 A$    500,000 Commonwealth of Australia,
                7.50% due 9/15/09................................        278,823
                                                                    ------------
               AUSTRIA - 1.53%
               Republic of Austria:
 DM  1,000,000  7.25% due 5/3/07.................................        477,449
 (Euro)145,346  7.00% due 5/16/05................................        132,007
 (Euro)145,346  6.50% due 11/17/05...............................        130,533
 (Euro)436,038  6.25% due 5/31/06................................        389,569
 (Euro)218,019  5.625% due 7/15/07...............................        189,161
 (Euro)250,000  5.25% due 1/4/11.................................        208,362
                                                                    ------------
                                                                       1,527,081
                                                                    ------------
               BELGIUM - 2.20%
               Kingdom of Belgium:
 (Euro)247,893  8.00% due 12/24/12...............................        252,039
 (Euro)619,733  7.75% due 10/15/04...............................        571,663
 (Euro)371,840  7.00% due 5/15/06................................        341,835
 (Euro)495,787  6.25% due 3/28/07................................        442,993
 (Euro)250,000  5.50% due 3/28/28................................        197,650
 (Euro)250,000  5.00% due 9/28/11................................        203,442
 (Euro)250,000  3.75% due 3/28/09................................        189,954
                                                                    ------------
                                                                       2,199,576
                                                                    ------------
               BRAZIL - 5.35%
               Federative Republic of Brazil:
 US  1,000,000  14.50% due 10/15/09..............................      1,034,000
 US  1,000,000  12.25% due 3/6/30................................        843,000
 US  1,000,000  11.00% due 8/17/40...............................        742,500
 US  3,694,230  8.00% due 4/15/14................................      2,729,112
                                                                    ------------
                                                                       5,348,612
                                                                    ------------
               BULGARIA - 0.77%
 US  1,000,000 National Republic of Bulgaria,
               1.00% due 7/28/11.................................        767,500
                                                                    ------------

       PAR
      VALUE                                                         MARKET VALUE

--------------------------------------------------------------------------------
                 CANADA - 2.24%
                 Government of Canada:
 C$      300,000  9.50% due 6/1/10...............................   $    243,640
 C$      250,000  9.00% due 6/1/25...............................        220,584
 C$    1,000,000  8.75% due 12/1/05..............................        727,784
 C$      250,000  8.00% due 6/1/23...............................        200,055
 C$      250,000  7.25% due 6/1/03...............................        168,751
 (Pounds)250,000  6.25% due 11/26/04.............................        360,177
 C$      500,000  5.50% due 6/1/09...............................        317,444
                                                                    ------------
                                                                       2,238,435
                                                                    ------------
                 COLOMBIA - 0.93%
 US    1,000,000 Republic of Colombia,
                 11.75% due 2/25/20..............................        927,500
                                                                    ------------
                 DENMARK - 0.70%
                 Kingdom of Denmark:
 DK    1,500,000  8.00% due 5/15/03..............................        179,703
 DK    2,500,000  7.00% due 12/15/04.............................        300,895
 DK    1,250,000  7.00% due 11/10/24.............................        163,123
 DK      500,000  6.00% due 11/15/09.............................         59,062
                                                                    ------------
                                                                         702,783
                                                                    ------------
                 ECUADOR - 0.61%
 US    1,500,000 Republic of Ecuador,
                 4.00% due 8/15/30...............................        612,000
                                                                    ------------
                 FINLAND - 1.07%
                 Republic of Finland:
 (Euro)  254,563  7.25% due 4/18/06..............................        236,297
 F(Franc)  5,000,000  7.00% due 6/15/04..........................        684,912
 (Euro)  168,187  6.00% due 4/25/08..............................        148,272
                                                                    ------------
                                                                       1,069,481
                                                                    ------------
                 FRANCE - 3.42%
                 Government of France:
 (Euro)  228,673  8.50% due 12/26/12.............................        244,700
 (Euro)  304,898  6.50% due 10/25/06.............................        276,968
 (Euro)  795,816  6.00% due 10/25/25.............................        684,221
 (Euro)  304,898  5.50% due 4/25/04..............................        263,922
 (Euro)1,000,000  5.50% due 4/25/10..............................        859,181
 (Euro)  457,347  5.50% due 4/25/29..............................        369,351
 (Euro)  304,898  5.25% due 4/25/08..............................        260,364
 (Euro)  600,000  4.00% due 10/25/09.............................        464,871
                                                                    ------------
                                                                       3,423,578
                                                                    ------------

       PAR
      VALUE                                                         MARKET VALUE

--------------------------------------------------------------------------------
                 GERMANY - 4.34%
                 Federal Republic of Germany:
 (Euro)  533,875  6.50% due 7/15/03..............................   $    469,869
 (Euro)1,033,875  6.50% due 10/14/05.............................        933,749
 (Euro)  522,583  6.25% due 1/4/24...............................        467,775
 (Euro)  522,583  6.00% due 6/20/16..............................        466,361
 (Euro)  511,291  4.75% due 7/4/28...............................        373,354
                 Kreditanstalt Fur Wiederaufbau,
 (Euro)1,000,000  5.00% due 7/4/11...............................        811,782
 (Euro)1,000,000  3.50% due 7/15/04..............................        816,729
                                                                    ------------
                                                                       4,339,619
                                                                    ------------
                 GREECE - 0.76%
                 Republic of Greece:
 (Euro)  216,837  7.60% due 1/22/02..............................        186,834
 (Euro)  216,837  6.50% due 10/22/19.............................        193,252
 (Euro)  216,837  6.00% due 5/19/10..............................        188,961
 (Euro)  216,837  5.95% due 3/24/05..............................        189,786
                                                                    ------------
                                                                         758,833
                                                                    ------------
                 IRELAND - 0.42%
                 Republic of Ireland:
 (Euro)  126,973  8.25% due 8/18/15..............................        132,275
 (Euro)  126,973  8.00% due 8/18/06..............................        121,952
 (Euro)  190,460  6.25% due 10/18/04.............................        168,819
                                                                    ------------
                                                                         423,046
                                                                    ------------
                 ITALY - 4.99%
                 Republic of Italy:
 (Euro)  258,228  10.50% due 4/1/05..............................        260,647
 (Euro)  258,228  10.50% due 9/1/05..............................        264,905
 (Euro)  258,228  9.50% due 1/1/05...............................        250,886
 (Euro)  258,228  9.50% due 2/1/06...............................        259,446
 (Euro)  532,912  9.00% due 11/1/23..............................        618,978
 (Euro)  516,456  8.50% due 4/1/04...............................        480,415
 (Euro)  274,684  8.50% due 8/1/04...............................        257,272
 (Euro)  274,684  6.75% due 2/1/07...............................        251,334
 (Euro)  258,228  6.25% due 3/1/02...............................        221,341
 (Euro)  532,912  5.75% due 9/15/02..............................        457,868
 (Euro)  250,000  5.50% due 11/1/10..............................        212,364
 (Euro)  500,000  5.25% due 11/1/29..............................        378,809
 (Euro)  500,000  5.00% due 2/15/03..............................        426,292
 (Euro)  532,912  5.00% due 5/1/08...............................        444,631
 (Euro)  258,228  4.50% due 5/1/09...............................        206,884
                                                                    ------------
                                                                       4,992,072
                                                                    ------------

--------------------------------------------------------------------------------

 May 31, 2001                                                  109
  AG INTERNATIONAL GOVERNMENT BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED

      PAR
     VALUE                                                          MARKET VALUE

--------------------------------------------------------------------------------
               JAPAN - 17.15%
               Government of Japan:
 (Yen)   100MM  5.00% due 9/21/09................................   $  1,117,328
 (Yen)   100MM  5.00% due 3/20/15................................      1,208,244
 (Yen)    75MM  4.50% due 12/20/04...............................        726,440
 (Yen)   200MM  4.20% due 9/21/15................................      2,251,985
 (Yen)   100MM  3.80% due 9/20/16................................      1,091,538
 (Yen)   100MM  3.30% due 6/20/06................................        961,987
 (Yen)   200MM  3.20% due 3/20/06................................      1,907,032
 (Yen)   100MM  2.70% due 3/20/07................................        945,906
 (Yen)   150MM  2.00% due 12/20/07...............................      1,371,345
 (Yen)   100MM  1.80% due 12/20/10...............................        876,430
 (Yen)   200MM  1.40% due 11/20/03...............................      1,735,328
 (Yen)   250MM  1.10% due 10/22/01...............................      2,111,541
 (Yen)   100MM  0.90% due 12/20/00...............................        841,184
                                                                    ------------
                                                                      17,146,288
                                                                    ------------
               MEXICO - 5.35%
               United Mexican States:
 US  1,000,000  9.875% due 2/1/10................................      1,092,000
 US  1,000,000  8.50% due 2/1/06.................................      1,036,500
 US  1,500,000  8.125% due 12/30/19..............................      1,413,000
 US  2,000,000  6.25% due 12/31/19...............................      1,805,000
                                                                    ------------
                                                                       5,346,500
                                                                    ------------
               NETHERLANDS - 1.75%
               Government of the Netherlands:
 (Euro)380,670  7.75% due 3/1/05.................................        354,266
 (Euro)407,560  6.50% due 4/15/03................................        356,647
 (Euro)207,560  5.75% due 1/15/04................................        180,525
 (Euro)238,794  5.75% due 2/15/07................................        209,610
 (Euro)275,144  5.50% due 7/15/10................................        236,166
 (Euro)275,000  5.50% due 1/15/28................................        223,972
 (Euro)250,000  3.75% due 7/15/09................................        191,223
                                                                    ------------
                                                                       1,752,409
                                                                    ------------
               PANAMA - 0.89%
               Republic of Panama:
 US    500,000  8.875% due 9/30/27...............................        451,250
 US    500,000  1.00% due 7/17/14................................        436,250
                                                                    ------------
                                                                         887,500
                                                                    ------------
               PHILIPPINES - 0.86%
 US  1,000,000 Philippines Republic,
               9.875% due 1/15/19................................        862,500
                                                                    ------------

      PAR
     VALUE                                                          MARKET VALUE

--------------------------------------------------------------------------------
               PORTUGAL - 0.80%
               Republic of Portugal:
 (Euro)457,347  6.625% due 5/13/08...............................   $    414,409
 (Euro)500,000  3.95% due 7/15/09................................        383,502
                                                                    ------------
                                                                         797,911
                                                                    ------------
               RUSSIA - 3.99%
               Russian Federation:
 US  2,000,000  12.75% due 6/24/28...............................      1,885,000
 US  1,000,000  11.00% due 7/24/18...............................        791,250
 US  3,000,000  1.00% due 3/31/30................................      1,312,500
                                                                    ------------
                                                                       3,988,750
                                                                    ------------
               SPAIN - 1.95%
               Government of Spain:
 (Euro)216,705  6.00% due 1/31/08................................        184,338
 (Euro)301,012  6.00% due 1/31/29................................        256,778
 (Euro)559,782  5.15% due 7/30/09................................        467,891
 (Euro)489,385  4.50% due 7/30/04................................        412,076
 (Euro)150,000  4.00% due 1/31/10................................        115,067
 (Euro)225,000  3.25% due 1/31/05................................        180,567
 (Euro)400,000  3.00% due 1/31/03................................        330,649
                                                                    ------------
                                                                       1,947,366
                                                                    ------------
               SWEDEN - 0.58%
               Kingdom of Sweden:
 SK  1,000,000  6.75% due 5/5/14.................................        101,740
 SK  1,000,000  6.50% due 10/25/06...............................         98,849
 SK  1,000,000  6.50% due 5/5/08.................................         99,164
 SK  1,000,000  6.00% due 2/9/05.................................         96,377
 SK  1,000,000  5.50% due 4/12/02................................         93,514
 SK  1,000,000  5.00% due 1/15/04................................         93,458
                                                                    ------------
                                                                         583,102
                                                                    ------------
               SWITZERLAND - 0.70%
               Government of Switzerland:
 Chf   500,000  4.50% due 7/8/02.................................        282,173
 Chf   250,000  4.50% due 4/8/06.................................        146,818
 Chf   500,000  4.00% due 4/8/28.................................        267,707
                                                                    ------------
                                                                         696,698
                                                                    ------------
               TURKEY - 0.89%
 US  1,000,000 Republic of Turkey,
               11.75% due 6/15/10................................        885,500
                                                                    ------------

       PAR
      VALUE                                                         MARKET VALUE

--------------------------------------------------------------------------------
                 UNITED KINGDOM - 3.11%
                 Government of United Kingdom:
 (Pounds)200,000  9.00% due 10/13/08.............................   $    346,547
 (Pounds)100,000  8.00% due 6/7/21...............................        192,203
 (Pounds)900,000  7.50% due 12/7/06..............................      1,406,962
 (Pounds)584,250  5.75% due 12/7/09..............................        855,197
 (Pounds)250,000  4.25% due 6/7/32...............................        314,076
                                                                    ------------
                                                                       3,114,985
                                                                    ------------
                 UNITED STATES - 16.24%
 US    2,140,000 Federal Agricultural Mortgage Corp.,
                 6.15% due 3/3/14................................      2,092,877
                 Federal Farm Credit Bank:
 US    2,000,000  6.88% due 8/8/06...............................      2,108,840
 US    2,000,000  5.55% due 3/26/08..............................      1,956,640
                 Federal Home Loan Mortgage Corp.:
 US    2,000,000  6.50% due 06/30/01.............................      2,014,687
 US    2,000,000  5.25% due 2/15/04..............................      2,015,460
 US    2,000,000 Federal National Mortgage Association,
                 6.50% due 06/30/01..............................      2,015,000
 US    2,000,000 Tennessee Valley Authority,
                 6.00% due 3/15/13...............................      1,946,040
 US       20,000 United States Treasury Bills,
                 3.52% due 7/12/01...............................         19,920
 US    2,000,000 United States Treasury Bonds,-
                 6.25% due 8/15/23...............................      2,065,313
                                                                    ------------
                                                                      16,234,777
                                                                    ------------
                 TOTAL GOVERNMENT BONDS
                 (Cost $96,376,096)..............................     88,604,385
                                                                    ------------
                 SUPRANATIONAL - 0.50%
 F(Franc)  1,600,000 Eurofima,
                  9.25% due 12/18/03.............................        227,803
 F(Franc)  2,000,000 European Investment Bank,
                 6.125% due 10/8/04..............................        267,442
                                                                    ------------
                 TOTAL SUPRANATIONAL
                 (Cost $649,103).................................        495,245
                                                                    ------------

--------------------------------------------------------------------------------

 110                                                  May 31, 2001
  AG INTERNATIONAL GOVERNMENT BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED

     PAR
    VALUE                                                           MARKET VALUE

--------------------------------------------------------------------------------
              CORPORATE BONDS - 0.65%
              NIGERIA - 0.65%
 US 1,000,000 Central Bank of Nigeria,
              1.00% due 11/15/20
              (Cost $647,500)....................................   $    647,500
                                                                    ------------
              TOTAL INVESTMENTS
              (Cost $97,672,699) - 89.77%........................     89,747,130
                                                                    ------------
              Other assets and liabilities,
              net - 10.23%.......................................     10,230,207
                                                                    ------------
              NET ASSETS
              (equivalent to $0.05 per share
              on 1,875,965,084 shares
              outstanding) - 100.00%.............................   $ 99,977,337
                                                                    ------------

      Currency Legend
      ----------------------------
      A$ Australian Dollar
      C$ Canadian Dollar
      DK Danish Krone
      (Euro) Euro Dollar
      Ff (Franc) French Franc
      DM German Deutschemark
      Lit Italian Lira
      (Yen) Japanese Yen
      SK Swedish Krona
      Chf Swiss Franc
      (Pounds) United Kingdom Pound
      US United States Dollar

                                                                  UNREALIZED
CONTRACTS                                                        DEPRECIATION

-------------------------------------------------------------------------------
     FUTURES CONTRACTS PURCHASED(1)
     (Delivery month/Value at 05/31/01)
 2(2)  Japanese Yen Currency Futures
       (June 2001/$84)......................................... $             -
                                                                ---------------

(1) U.S. Treasury Bills with a market value of $19,920 were maintained in a segregated account with a portion placed as collateral for futures contracts.
(2)  Per 1,250

--------------------------------------------------------------------------------

 May 31, 2001                AG 1 MONEY MARKET FUND            111
                          Average Annual Total Return

    1 Year                           5 Years                       10 Years
---------------------------------------------------------------------------
    5.77%                             5.22%                         4.64%




[CHART APPEARS HERE]
                                Top 10 Holdings

   1. Dover Corp.,
      4.77% due 06/08/01.......   4.20%
   2. Eastman Kodak Co.,
      4.75% due 06/26/01.......   4.20%
   3. Jefferson-Pilot Corp.,
      4.67% due 07/05/01.......   4.18%
   4. Ciesco LP,
      4.58% due 07/10/01.......   4.14%
   5. Cooper Industries, Inc.,
      4.13% due 06/05/01.......   3.98%
   6. Govco, Inc.,
      4.81% due 06/15/01.......   3.89%
   7. Coca-Cola Co.,
      4.06% due 07/09/01.......   3.61%
   8. Delaware Funding Corp.,
      4.77% due 06/15/01.......   3.26%
   9. Bellsouth Telecom., Inc.,
      4.76% due 06/06/01.......   2.76%
  10. Snap-On, Inc.,
      4.72% due 06/18/01.......   2.46%


--------------------------------------------------------------------------------

 112                                                  May 31, 2001
                AG 1 MONEY MARKET FUND - SCHEDULE OF INVESTMENTS

     PAR
    VALUE                                                           MARKET VALUE

--------------------------------------------------------------------------------
             COMMERCIAL PAPER - 101.68%
             AEROSPACE/DEFENSE - 1.21%
 $ 7,000,000 United Technologies Corp.,
              4.05% due 06/1/01..................................   $  7,000,000
                                                                    ------------
             ASSET BACKED - 13.29%
  24,090,000 Ciesco LP,
              4.58% due 07/10/01.................................     23,983,580
  18,920,000 Delaware Funding Corp.,
              4.77% due 06/15/01.................................     18,874,289
  22,675,000 Govco Inc.,
              4.81% due 06/15/01.................................     22,546,498
   7,859,000 Receivables Capital Corp.
              4.08% due 06/11/01.................................      7,850,071
   3,755,000 Windmill Funding Corp.,
              4.80% due 06/07/01.................................      3,751,973
                                                                    ------------
                                                                      77,006,411
                                                                    ------------
             BANKS - OTHER MAJOR - 3.57%
  14,180,000 Bank of America Corp.,
              5.18% due 06/17/02.................................     14,208,667
   5,000,000 Bank of America Corp.,
              5.06% due 09/11/01.................................      5,002,018
   1,500,000 Bank of America Corp.,
              4.32% due 06/08/01.................................      1,498,734
                                                                    ------------
                                                                      20,709,419
                                                                    ------------
             BANKS - REGIONAL - 3.50%
  11,846,000 Bank One,
              3.94% due 08/21/01.................................     11,740,882
   3,500,000 Bank One Corp.,
              6.05% due 11/01/01.................................      3,530,600
   5,000,000 Bank One NA, Illinois,
              4.98% due 12/21/01.................................      5,005,704
                                                                    ------------
                                                                      20,277,186
                                                                    ------------
             BEVERAGE - SOFT DRINKS - 4.07%
  20,998,000 Coca-Cola Co.,
              4.06% due 07/09/01.................................     20,920,717
   2,667,000 Coca-Cola Enterprises,
              4.80% due 06/05/01.................................      2,665,569
                                                                    ------------
                                                                      23,586,286
                                                                    ------------

     PAR
    VALUE                                                           MARKET VALUE

--------------------------------------------------------------------------------
             CHEMICAL - MAJOR - 1.33%
 $ 7,702,000 DuPont (E.I.) de Nemours & Co.,
              4.01% due 06/28/01.................................   $  7,678,774
                                                                    ------------
             CONSUMER FINANCE - 1.04%
   6,000,000 Countrywide Home Loan,
              5.17% due 09/05/01.................................      5,999,955
                                                                    ------------
             FINANCE COMPANIES - 10.20%
   2,000,000 Caterpilar Financial Services Corp.,
              5.15% due 12/10/01.................................      2,001,920
   3,000,000 Caterpilar Financial Services Corp.,
              5.10% due 06/15/01.................................      3,000,123
  10,347,000 Ford Credit Europe, Plc.,
              4.25% due 07/06/01.................................     10,311,851
   2,000,000 Ford Motor Credit,
              5.19% due 09/03/01.................................      2,000,696
   6,550,000 Ford Motor Credit,
              4.37% due 10/01/01.................................      6,553,328
   5,000,000 Ford Motor Credit,
              4.45% due 10/09/01.................................      5,004,709
  12,124,000 General Electric Capital Services, Inc.,
              4.15% due 08/14/01.................................     12,048,288
  10,000,000 General Motors Acceptance Corp.,
              4.47% due 10/15/01.................................     10,010,504
   5,000,000 General Motors Acceptance Corp.,
              4.31% due 08/10/01.................................      5,002,177
   3,200,000 Textron Financial Corp.,
              4.93% due 10/17/01.................................      3,201,983
                                                                    ------------
                                                                      59,135,579
                                                                    ------------
             FINANCIAL SERVICES - 5.70%
   8,000,000 Household Finance Corp.,
              4.39% due 07/13/01.................................      8,001,223
  12,000,000 Salomon Smith Barney Holdings, Series H,
              5.13% due 06/12/01.................................     12,000,264
  13,084,000 Textron Financial Corp.,
              4.02% due 06/29/01.................................     13,042,995
                                                                    ------------
                                                                      33,044,482
                                                                    ------------

     PAR
    VALUE                                                           MARKET VALUE

--------------------------------------------------------------------------------
             GOVERNMENT SPONSORED - 7.34%
 $ 3,939,000 Federal Home Loan Bank,
              4.13% due 07/27/01.................................   $  3,913,592
             Federal Home Loan Mortgage Corp.:
  10,000,000  4.78% due 04/05/02.................................     10,000,000
  10,000,000  4.15% due 05/15/02.................................     10,000,000
             Federal National Mortgage Association:
  10,000,000  4.04% due 06/04/02.................................      9,999,000
   8,725,000  4.02% due 10/18/01.................................      8,617,019
                                                                    ------------
                                                                      42,529,611
                                                                    ------------
             HARDWARE & TOOLS - 2.46%
  14,337,000 Snap-On, Inc.,
              4.72% due 06/18/01.................................     14,229,325
                                                                    ------------
             HEALTHCARE - 3.59%
  13,000,000 Baxter International, Inc.,
              4.31% due 06/22/01.................................     12,967,186
   7,855,000 United Healthcare Corp.,
              4.10% due 06/21/01.................................      7,837,061
                                                                    ------------
                                                                      20,804,247
                                                                    ------------
             HOSPITAL SUPPLIES - 1.72%
  10,000,000 Abbott Laboratories,
              3.95% due 07/03/01.................................      9,964,881
                                                                    ------------
             INFORMATION PROCESSING - 0.73%
   4,262,000 Hewlett Packard Co.,
              4.25% due 06/25/01.................................      4,249,871
                                                                    ------------
             INSURANCE - CASUALTY - 0.52%
   3,000,000 Ace Ina Holdings, Inc.,
              4.83% due 06/07/01.................................      2,997,568
                                                                    ------------
             INSURANCE - LIFE - 4.18%
  24,445,000 Jefferson-Pilot Corp.,
              4.67% due 07/05/01.................................     24,248,243
                                                                    ------------
             INSURANCE - MULTILINE - 2.06%
  12,000,000 Marsh & McLennan Companies, Inc.,
              4.17% due 07/30/01.................................     11,917,685
                                                                    ------------

--------------------------------------------------------------------------------

 May 31, 2001                                                  113
          AG 1 MONEY MARKET FUND - SCHEDULE OF INVESTMENTS - CONTINUED

     PAR
    VALUE                                                       MARKET VALUE

--------------------------------------------------------------------------------
             MACHINERY - INDUSTRIAL/SPECIALTY - 8.18%
 $24,366,000 Dover Corp.,
              4.77% due 06/08/01.............................   $ 24,349,446
  23,254,000 Cooper Industries, Inc.,
              4.13% due 06/05/01.............................     23,079,976
                                                                ------------
                                                                  47,429,422
                                                                ------------
             MERCHANDISING - MASS - 0.62%
   3,605,000 Wal-Mart Stores, Inc.,
              3.95% due 06/04/01.............................      3,603,812
                                                                ------------
             MISCELLANEOUS - 2.25%
  13,041,000 CVS Corp.,
              4.00% due 06/19/01.............................     13,014,909
                                                                ------------
             OIL/GAS PRODUCERS - 1.72%
  10,000,000 Duke Capital Corp.,
              3.95% due 07/20/01.............................      9,946,142
                                                                ------------
             PHOTOGRAPHY - 4.20%
  24,481,000 Eastman Kodak Co.,
              4.75% due 06/26/01.............................     24,346,834
                                                                ------------
             SECURITIES RELATED - 15.44%
             Bear Stearns Co., Inc.:
   5,383,000  4.77% due 06/11/01.............................      5,375,806
   5,000,000  4.60% due 06/18/01.............................      4,999,161
   2,000,000  4.56% due 08/01/01.............................      2,001,673
   4,200,000  4.37% due 06/28/01.............................      4,200,536
             Goldman Sachs Group, Inc.:
   1,900,000  5.35% due 12/07/01.............................      1,903,407
  13,000,000  4.94% due 01/14/02.............................     13,018,990
   2,000,000  4.22% due 07/24/01.............................      1,987,517
   2,000,000  4.20% due 11/26/01.............................      2,001,714
             Merrill Lynch & Co.:
   9,500,000  4.62% due 03/05/02.............................      9,522,237
   3,890,000  4.39% due 11/01/01.............................      3,891,444
   9,000,000  4.15% due 03/07/02.............................      9,000,000
             Morgan Stanley Dean Witter & Co.:
  11,887,000  4.70% due 06/14/01.............................     11,816,225
   8,000,000  4.29% due 06/20/01.............................      8,000,000
             Salomon Smith Barney Holdings:
   1,725,000  7.30% due 05/15/02.............................      1,773,190
  10,000,000  4.10% due 06/04/01.............................      9,996,583
                                                                ------------
                                                                  89,488,483
                                                                ------------

     PAR
    VALUE                                                          MARKET VALUE

--------------------------------------------------------------------------------
             UTILITIES - COMMUNICATION - 2.76%
 $16,036,000 Bellsouth Telecom., Inc.,
              4.76% due 06/06/01................................   $ 16,016,437
                                                                   ------------
             TOTAL COMMERCIAL PAPER -
             (Cost $589,225,562)................................    589,225,562
                                                                   ------------
             Other assets less liabilities - 1.68%..............     (9,718,441)
                                                                   ------------
             NET ASSETS - 100.00%...............................   $579,507,121
                                                                   ------------

--------------------------------------------------------------------------------

 114                                                               May 31, 2001
                      STATEMENTS OF ASSETS AND LIABILITIES

                                                                                                                  T. ROWE PRICE
                      AG STOCK      AG MIDCAP     AG SMALL CAP   AG INTERNATIONAL                                   SCIENCE &
                       INDEX          INDEX          INDEX           EQUITIES      CORE EQUITY     AG GROWTH &      TECHNOLOGY
                        FUND           FUND           FUND             FUND            FUND        INCOME FUND         FUND

---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at
cost.............  $2,897,908,704 $  980,586,490 $  245,878,105   $  112,656,314  $  926,007,333  $  258,832,343  $2,321,295,308
                   -------------- -------------- --------------   --------------  --------------  --------------  --------------
Investments, at
market...........  $4,831,888,097 $1,046,887,564 $  235,805,040   $  111,816,061  $  909,694,805  $  267,715,816  $1,928,011,807
Cash
(overdraft)......             312            227         29,461        5,980,485             945             986          (1,174)
Receivable for:
 Investments
 sold............       3,303,290      2,513,020        482,375            4,082      16,287,366         281,139      92,080,087
 Capital stock
 sold............         769,266         74,100        142,582          291,646               -               -         285,825
 Dividends and
 interest........       7,284,076        905,782        211,750          305,256       1,119,056         322,331         183,688
 Expense
 reimbursement...               -              -              -                -               -               -               -
Other assets.....         287,435        271,714         29,008          199,899         177,109          51,340          35,563
                   -------------- -------------- --------------   --------------  --------------  --------------  --------------
TOTAL ASSETS.....   4,843,532,476  1,050,652,407    236,700,216      118,597,429     927,279,281     268,371,612   2,020,595,796
                   -------------- -------------- --------------   --------------  --------------  --------------  --------------
LIABILITIES:
Payable for:
 Investments
 purchased.......         887,371      2,341,757         37,442              980      12,230,158         430,925       2,538,275
 Capital stock
 reacquired......          71,302          6,332              -           19,953          53,365         178,600           4,956
 Custodian fee...         194,048         34,283          1,901                -          37,150           8,203          75,303
Payable to
affiliates:
 Advisory fees...       1,080,940        264,090         70,141           34,384         630,174         172,214       1,672,151
 Accounting
 services........         295,366         58,405         13,852           12,604          54,467          16,396         126,593
 Transfer agent
 fees............           3,861            765            147                -             769             195           2,236
Directors
retirement and
deferred
compensation
plans............         412,381         70,785          1,232                -         112,126          27,627         140,355
Accrued expenses
and other
liabilities......         955,259        195,909         45,850            5,795         181,545          50,889         462,190
                   -------------- -------------- --------------   --------------  --------------  --------------  --------------
TOTAL
LIABILITIES......       3,900,528      2,972,326        170,565           73,716      13,299,754         885,049       5,022,059
                   -------------- -------------- --------------   --------------  --------------  --------------  --------------
NET ASSETS.......  $4,839,631,948 $1,047,680,081 $  236,529,651   $  118,523,713  $  913,979,527  $  267,486,563  $2,015,573,737
                   -------------- -------------- --------------   --------------  --------------  --------------  --------------

--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
REPRESENTED BY:
Capital stock ...  $    1,311,800 $      528,596 $      167,687   $      135,013  $      684,302  $      180,259  $    1,166,543
Paid-in capital..   2,736,152,627    879,976,850    214,708,797      108,463,965     976,232,452     258,233,351   2,955,145,720
Undistributed net
investment income
(loss)...........       1,600,977        194,520         41,357          966,857         213,725         130,728               -
Accumulated net
realized gain
(loss) on
securities.......     166,239,351     98,935,641     31,305,621       10,064,435     (46,838,424)         98,077    (547,486,895)
Unrealized
appreciation
(depreciation)
of:
 Investments.....   1,933,979,393     66,301,074    (10,073,065)        (840,253)    (16,312,528)      8,883,473    (393,283,501)
 Futures.........         347,800      1,743,400        379,254          (97,692)              -         (39,325)              -
 Forward currency
 contracts.......               -              -              -                -               -               -               -
 Foreign currency
 translation.....               -              -              -         (168,612)              -               -          31,870
                   -------------- -------------- --------------   --------------  --------------  --------------  --------------
 NET ASSETS
 APPLICABLE TO
 SHARES
 OUTSTANDING.....  $4,839,631,948 $1,047,680,081 $  236,529,651   $  118,523,713  $  913,979,527  $  267,486,563  $2,015,573,737
                   -------------- -------------- --------------   --------------  --------------  --------------  --------------

--------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARES:
 Authorized (Par
 value $0.01 per
 share)..........   1,000,000,000  1,000,000,000  1,000,000,000    1,000,000,000   1,000,000,000   1,000,000,000   1,000,000,000
 Outstanding.....     131,180,059     52,859,622     16,768,663       13,501,334      68,430,224      18,025,915     116,654,295
 NET ASSET VALUE,
 OFFERING AND
 REDEMPTION PRICE
 PER SHARE.......  $        36.89 $        19.82 $        14.11   $         8.78  $        13.36  $        14.84  $        17.28

SEE NOTES TO FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

 May 31, 2001                                                               115
                STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED

                     AG SOCIAL       AG ASSET       AG CAPITAL    AG GOVERNMENT   AG INTERNATIONAL   AG 1 MONEY      AG NASDAQ-
                     AWARENESS      ALLOCATION     CONSERVATION     SECURITIES       GOVERNMENT        MARKET       100(R) INDEX
                        FUND           FUND            FUND            FUND          BOND FUND          FUND            FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at
cost.............  $  456,215,522 $  194,339,729  $   69,302,474  $  135,829,447   $   97,672,699  $  589,225,562  $   25,320,993
                   -------------- --------------  --------------  --------------   --------------  --------------  --------------
Investments, at
market...........  $  489,645,050 $  226,317,936  $   69,818,279  $  136,880,953   $   89,747,130  $  589,225,562  $   18,746,441
Cash
(overdraft)......             687          2,411             244             273         (400,238)            (70)             43
Receivable for:
 Investments
 sold............               -      1,200,001               -               -       50,684,846               -         340,311
 Capital stock
 sold............         102,211              -               -               -           53,113         470,911           5,213
 Dividends and
 interest........         557,453        923,962         641,482       1,553,933        2,033,542       1,343,575           1,065
 Expense
 reimbursement...               -              -               -               -                -          66,746               -
Other assets.....          79,158         47,873           4,461           2,982           55,970          13,106          23,052
                   -------------- --------------  --------------  --------------   --------------  --------------  --------------
TOTAL ASSETS.....     490,384,559    228,492,183      70,464,466     138,438,141      142,174,363     591,119,830      19,116,125
                   -------------- --------------  --------------  --------------   --------------  --------------  --------------
LIABILITIES:
Payable for:
 Investments
 purchased.......               -     19,862,761      13,821,678      18,775,795       42,136,421       9,999,000          89,752
 Capital stock
 reacquired......               -         90,569          38,126          54,346                -       1,157,969          11,236
 Custodian fee...          18,477          4,363             636           4,053                -          21,689           1,250
Payable to
affiliates:
 Advisory fees...         210,186         89,124          24,066          51,062           41,697         250,170           6,547
 Accounting
 services........          28,917         12,690           3,561           7,321            4,679          34,678           1,140
 Transfer agent
 fees............             407            174              41              85                -           1,646               -
Directors
retirement and
deferred
compensation
plans............          45,935         22,408           5,916          10,036                -          29,318               -
Accrued expenses
and other
liabilities......          98,816         40,769          10,561          21,346           14,229         118,239           1,486
                   -------------- --------------  --------------  --------------   --------------  --------------  --------------
TOTAL
LIABILITIES......         402,738     20,122,858      13,904,585      18,924,044       42,197,026      11,612,709         111,411
                   -------------- --------------  --------------  --------------   --------------  --------------  --------------
NET ASSETS.......  $  489,981,821 $  208,369,325  $   56,559,881  $  119,514,097   $   99,977,337  $  579,507,121  $   19,004,714
                   -------------- --------------  --------------  --------------   --------------  --------------  --------------

---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
REPRESENTED BY:
Capital stock ...  $      233,209 $      163,880  $       60,580  $      118,731   $       98,977  $    5,795,072  $       37,320
Paid-in capital..     442,949,442    170,968,904      58,400,002     118,936,193      118,539,592     573,712,049      26,559,947
Undistributed net
investment income
(loss)...........         218,500         63,820          16,732          51,858      (11,432,682)              -               -
Accumulated net
realized gain
(loss) on
securities.......      13,050,667      5,213,289      (2,433,238)       (644,191)         840,901               -        (974,661)
Unrealized
appreciation
(depreciation)
of:
 Investments.....      33,429,528     31,978,207         515,805       1,051,506       (7,925,569)              -      (6,574,552)
 Futures.........         100,475        (18,775)              -               -                -               -         (43,340)
 Forward currency
 contracts.......               -              -               -               -                -               -               -
 Foreign currency
 translation.....               -              -               -               -         (143,882)              -               -
                   -------------- --------------  --------------  --------------   --------------  --------------  --------------
 NET ASSETS
 APPLICABLE TO
 SHARES
 OUTSTANDING.....  $  489,981,821 $  208,369,325  $   56,559,881  $  119,514,097   $   99,977,337  $  579,507,121  $   19,004,714
                   -------------- --------------  --------------  --------------   --------------  --------------  --------------

---------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARES:
 Authorized (Par
 value $0.01 per
 share)..........   1,000,000,000  1,000,000,000   1,000,000,000   1,000,000,000    1,000,000,000   1,000,000,000   1,000,000,000
 Outstanding.....      23,320,941     16,387,994       6,058,181      11,873,098        9,897,638     579,507,121       3,732,027
 NET ASSET VALUE,
 OFFERING AND
 REDEMPTION PRICE
 PER SHARE.......  $        21.01 $        12.71  $         9.34  $        10.07   $        10.10  $         1.00  $         5.09

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 116                                                               May 31, 2001
                STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED

                                           T. ROWE PRICE                                 AMERICAN CENTURY
                                   ------------------------------                  ------------------------------
                       PUTNAM                                        FOUNDERS/                                        FOUNDERS
                   OPPORTUNITIES     BLUE CHIP         HEALTH      T. ROWE PRICE      INCOME &     INTERNATIONAL     LARGE CAP
                        FUND        GROWTH FUND    SCIENCES FUND   SMALL CAP FUND   GROWTH FUND     GROWTH FUND     GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at
cost.............  $    4,680,207  $   15,275,667  $   23,520,178  $  706,015,031  $  265,088,575  $  550,824,315  $  590,261,894
                   --------------  --------------  --------------  --------------  --------------  --------------  --------------
Investments, at
market...........  $    3,940,074  $   14,791,587  $   24,674,653  $  711,834,322  $  261,907,343  $  530,314,242  $  571,489,943
Cash
(overdraft)......             168               -         (13,912)         51,477          93,320         174,655      20,000,632
Receivable for:
 Investments
 sold............          14,860           9,482         175,832       9,331,147       1,539,102      14,825,197      42,819,964
 Capital stock
 sold............           5,791          53,026          36,129               -          19,470         559,500         218,716
 Dividends and
 interest........           2,016          12,565          17,900         154,851         540,965       1,356,379         232,304
 Expense
 reimbursement...               -               -               -               -          43,103               -               -
Other assets.....           2,078           3,257           3,639         208,781          55,725          91,797         209,588
                   --------------  --------------  --------------  --------------  --------------  --------------  --------------
TOTAL ASSETS.....       3,964,987      14,869,917      24,894,241     721,580,578     264,199,028     547,321,770     634,971,147
                   --------------  --------------  --------------  --------------  --------------  --------------  --------------
LIABILITIES:
Payable for:
 Investments
 purchased.......          11,167         267,685         908,043       6,283,769       2,700,835      13,239,057       9,668,885
 Capital stock
 reacquired......           5,242               -               -          70,774               -               -               -
 Custodian fee...             237               -               -          10,649           7,556               -          19,336
Payable to
affiliates:
 Advisory fees...           3,268           9,435          18,405         551,642         171,902         466,640         546,791
 Accounting
 services........             237             826           1,288          41,539          15,177          31,543          36,872
 Transfer agent
 fees............               -               -               -             488             172             414             450
Directors
retirement and
deferred
compensation
plans............               -               -               -             187              67              79             109
Accrued expenses
and other
liabilities......             274             447           1,008          13,386             603         216,154            (856)
                   --------------  --------------  --------------  --------------  --------------  --------------  --------------
TOTAL
LIABILITIES......          20,425         278,393         928,744       6,972,434       2,896,312      13,953,887      10,271,587
                   --------------  --------------  --------------  --------------  --------------  --------------  --------------
NET ASSETS.......  $    3,944,562  $   14,591,524  $   23,965,497  $  714,608,144  $  261,302,716  $  533,367,883  $  624,699,560
                   --------------  --------------  --------------  --------------  --------------  --------------  --------------

----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
REPRESENTED BY:
Capital stock ...  $        6,109  $      413,024  $      274,338  $      785,716  $      271,971  $      641,511  $      840,549
Paid-in capital..       5,825,575      14,983,290      23,558,371     786,561,757     271,569,457     642,210,865     837,430,865
Undistributed net
investment income
(loss)...........               -           2,959               -               -         209,373         530,855               -
Accumulated net
realized gain
(loss) on
securities.......      (1,146,989)       (323,669)     (1,021,687)    (78,558,620)     (7,534,153)    (89,135,405)   (194,799,903)
Unrealized
appreciation
(depreciation)
of:
 Investments.....        (740,133)       (484,080)      1,154,475       5,819,291      (3,181,232)    (20,510,073)    (18,771,951)
 Futures.........               -               -               -               -         (32,700)              -               -
 Forward currency
 contracts.......               -               -               -               -               -        (297,556)              -
 Foreign currency
 translation.....               -               -               -               -               -         (72,314)              -
                   --------------  --------------  --------------  --------------  --------------  --------------  --------------
 NET ASSETS
 APPLICABLE TO
 SHARES
 OUTSTANDING.....  $    3,944,562  $   14,591,524  $   23,965,497  $  714,608,144  $  261,302,716  $  533,367,883  $  624,699,560
                   --------------  --------------  --------------  --------------  --------------  --------------  --------------

----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARES:
 Authorized (Par
 value $0.01 per
 share)..........   1,000,000,000   1,000,000,000   1,000,000,000   1,000,000,000   1,000,000,000   1,000,000,000   1,000,000,000
 Outstanding.....         610,925       1,702,363       2,683,810      78,571,595      27,197,110      64,151,113      84,054,951
 NET ASSET VALUE,
 OFFERING AND
 REDEMPTION PRICE
 PER SHARE.......  $         6.46  $         8.57  $         8.93  $         9.09  $         9.61  $         8.31  $         7.43

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 For the Year Ended May 31, 2001                                          117
                           STATEMENTS OF OPERATIONS

                                                  AG SMALL                                                   T. ROWE PRICE
                      AG STOCK      AG MIDCAP        CAP      AG INTERNATIONAL                                 SCIENCE &
                        INDEX         INDEX         INDEX         EQUITIES      CORE EQUITY   AG GROWTH &     TECHNOLOGY
                        FUND           FUND         FUND            FUND           FUND       INCOME FUND        FUND

----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends*........  $  60,520,633  $ 10,156,534  $ 3,181,260    $  1,972,520   $  10,128,075  $  3,558,556  $     4,045,443
Interest..........      1,783,723     1,949,418      850,795         138,603       1,204,289       727,387        5,476,237
                    -------------  ------------  -----------    ------------   -------------  ------------  ---------------
 Total investment
 income...........     62,304,356    12,105,952    4,032,055       2,111,123      11,332,364     4,285,943        9,521,680
                    -------------  ------------  -----------    ------------   -------------  ------------  ---------------
EXPENSES:
Advisory fees.....     13,473,997     2,982,039      806,532         493,297       8,220,974     2,232,908       26,813,049
Custodian fees....        393,400        74,828       17,505           5,848          76,113        22,186          213,022
Registration and
filing fees.......          5,240         6,735            -               -             598             -                -
Audit fees and tax
services..........        240,764        49,589       10,804           8,284          45,592        13,113          109,740
Accounting
services..........      1,723,036       333,305       77,147          42,210         339,795        98,501          968,086
Directors' fees
and expenses......         93,325        17,794        4,300           1,939          17,553         4,927           55,718
Report to
shareholders......      1,418,139       270,612       61,873          32,966         282,801        79,914          764,091
Miscellaneous.....        280,395        50,204       26,991           3,205          59,652        15,116          147,557
                    -------------  ------------  -----------    ------------   -------------  ------------  ---------------
 Total expenses...     17,628,296     3,785,106    1,005,152         587,749       9,043,078     2,466,665       29,071,263
                    -------------  ------------  -----------    ------------   -------------  ------------  ---------------
 Expense
 reimbursement....              -             -            -               -        (169,283)      (15,721)               -
                    -------------  ------------  -----------    ------------   -------------  ------------  ---------------
NET INVESTMENT
INCOME (LOSS).....     44,676,060     8,320,846    3,026,903       1,523,374       2,458,569     1,834,999      (19,549,583)
                    -------------  ------------  -----------    ------------   -------------  ------------  ---------------
REALIZED AND
UNREALIZED GAIN
(LOSS) ON
SECURITIES AND
FOREIGN CURRENCY
RELATED
TRANSACTIONS:
Net realized gain
(loss) on
securities and
foreign currency
related
transactions:
 Investments......    173,072,092   105,332,696   31,335,155      12,264,806     (33,950,261)    4,824,419     (526,011,275)
 Futures
 contracts........     (5,706,900)     (215,654)  (1,263,420)     (1,903,650)              -    (2,922,919)               -
 Forward currency
 contracts........              -             -            -               -               -             -                -
 Foreign currency
 transaction......              -             -            -         284,960               -             -         (531,826)
                    -------------  ------------  -----------    ------------   -------------  ------------  ---------------
                      167,365,192   105,117,042   30,071,735      10,646,116     (33,950,261)    1,901,500     (526,543,101)
                    -------------  ------------  -----------    ------------   -------------  ------------  ---------------
Net unrealized
appreciation
(depreciation) of
securities and
foreign currency
related
transactions:
 Investments......   (806,403,119)  (21,833,701) (22,919,494)    (41,510,306)    (92,010,576)  (38,007,540)    (921,726,187)
 Futures
 contracts........        742,475     1,436,225    1,804,604         (97,692)              -       134,550                -
 Forward currency
 contracts........              -             -            -           2,297               -             -           10,667
 Foreign currency
 translation......              -             -            -        (171,576)              -             -              (57)
                    -------------  ------------  -----------    ------------   -------------  ------------  ---------------
                     (805,660,644)  (20,397,476) (21,114,890)    (41,777,277)    (92,010,576)  (37,872,990)    (921,715,577)
                    -------------  ------------  -----------    ------------   -------------  ------------  ---------------
  Net realized and
  unrealized gain
  (loss) on
  securities and
  foreign currency
  related
  transactions....   (638,295,452)   84,719,566    8,956,845     (31,131,161)   (125,960,837)  (35,971,490)  (1,448,258,678)
                    -------------  ------------  -----------    ------------   -------------  ------------  ---------------
 INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS..  $(593,619,392) $ 93,040,412  $11,983,748    $(29,607,787)  $(123,502,268) $(34,136,491) $(1,467,808,261)
                    -------------  ------------  -----------    ------------   -------------  ------------  ---------------
                     AG SOCIAL      AG ASSET
                     AWARENESS     ALLOCATION
                        FUND          FUND

----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends*........  $  6,182,645  $  1,444,856
Interest..........     1,588,249     6,816,412
                    ------------- -------------
 Total investment
 income...........     7,770,894     8,261,268
                    ------------- -------------
EXPENSES:
Advisory fees.....     2,722,149     1,121,125
Custodian fees....        40,411        17,790
Registration and
filing fees.......             -             -
Audit fees and tax
services..........        23,874        10,339
Accounting
services..........       180,144        74,397
Directors' fees
and expenses......         9,796         4,227
Report to
shareholders......       148,888        61,527
Miscellaneous.....        27,394        12,664
                    ------------- -------------
 Total expenses...     3,152,656     1,302,069
                    ------------- -------------
 Expense
 reimbursement....             -             -
                    ------------- -------------
NET INVESTMENT
INCOME (LOSS).....     4,618,238     6,959,199
                    ------------- -------------
REALIZED AND
UNREALIZED GAIN
(LOSS) ON
SECURITIES AND
FOREIGN CURRENCY
RELATED
TRANSACTIONS:
Net realized gain
(loss) on
securities and
foreign currency
related
transactions:
 Investments......    19,017,461     5,327,260
 Futures
 contracts........    (5,745,546)      139,523
 Forward currency
 contracts........             -             -
 Foreign currency
 transaction......             -             -
                    ------------- -------------
                      13,271,915     5,466,783
                    ------------- -------------
Net unrealized
appreciation
(depreciation) of
securities and
foreign currency
related
transactions:
 Investments......   (88,579,261)  (17,494,024)
 Futures
 contracts........       428,100       (18,775)
 Forward currency
 contracts........             -             -
 Foreign currency
 translation......             -             -
                    ------------- -------------
                     (88,151,161)  (17,512,799)
                    ------------- -------------
  Net realized and
  unrealized gain
  (loss) on
  securities and
  foreign currency
  related
  transactions....   (74,879,246)  (12,046,016)
                    ------------- -------------
 INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS..  $(70,261,008) $ (5,086,817)
                    ------------- -------------

*Net of foreign withholding taxes of $281,979 for AG International Equities
Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 118                                            For the Year Ended May 31, 2001
                      STATEMENTS OF OPERATIONS - CONTINUED

                                                                                                            T. ROWE PRICE
                                                                                                        ----------------------
                                                                             AG NASDAQ-
                     AG CAPITAL  AG GOVERNMENT AG INTERNATIONAL                100(R)        PUTNAM     BLUE CHIP     HEALTH
                    CONSERVATION  SECURITIES   GOVERNMENT BOND  AG 1 MONEY      INDEX     OPPORTUNITIES   GROWTH     SCIENCES
                        FUND         FUND            FUND       MARKET FUND     FUND(1)       FUND(1)     FUND(2)     FUND(2)

-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends.........   $        -   $         -    $         -    $         -  $     4,192   $     9,120  $   53,310  $   56,464
Interest*.........    3,645,964     7,017,533      4,932,152     33,415,436       62,685        11,626       3,460      10,488
                     ----------   -----------    -----------    -----------  -----------   -----------  ----------  ----------
 Total investment
 income...........    3,645,964     7,017,533      4,932,152     33,415,436       66,877        20,746      56,770      66,952
                     ----------   -----------    -----------    -----------  -----------   -----------  ----------  ----------
EXPENSES:
Advisory fees.....      262,895       547,091        559,732      2,713,690       32,370        26,116      38,263      63,797
Custodian fees....        4,164         8,428          8,034         41,461          753           213         444         603
Registration and
filing fees.......           27            26              -         12,116            -             -           -           -
Audit fees and tax
services..........        2,612         5,528          6,721         27,852          429           121         240         326
Accounting
services..........       17,699        36,910         33,528        182,835        3,082           962       1,907       2,650
Directors' fees
and expenses......          984         1,993          1,566          9,736          140            56          94         128
Report to
shareholders......       13,550        29,210         26,557        146,668        1,565           498         878       1,135
Miscellaneous.....        3,065         5,467         11,355         28,252        3,503            95         141         183
                     ----------   -----------    -----------    -----------  -----------   -----------  ----------  ----------
 Total expenses...      304,996       634,653        647,493      3,162,610       41,842        28,061      41,967      68,822
                     ----------   -----------    -----------    -----------  -----------   -----------  ----------  ----------
 Expense
 reimbursement....            -             -              -        (66,746)           -             -           -           -
                     ----------   -----------    -----------    -----------  -----------   -----------  ----------  ----------
NET INVESTMENT
INCOME (LOSS).....    3,340,968     6,382,880      4,284,659     30,319,572       25,035        (7,315)     14,803      (1,870)
                     ----------   -----------    -----------    -----------  -----------   -----------  ----------  ----------
REALIZED AND
UNREALIZED GAIN
(LOSS) ON
SECURITIES AND
FOREIGN CURRENCY
RELATED
TRANSACTIONS:
Net realized gain
(loss) on
securities and
foreign currency
related
transactions:
 Investments......      545,846     2,349,702    (13,238,440)             -     (586,216)   (1,146,989)   (323,669) (1,021,687)
 Futures
 contracts........            -       (47,069)       (67,395)             -     (388,445)            -           -           -
 Forward currency
 contracts........            -             -              -              -            -             -           -           -
 Foreign currency
 transaction......            -             -       (276,080)             -            -             -          10      (1,560)
                     ----------   -----------    -----------    -----------  -----------   -----------  ----------  ----------
                        545,846     2,302,633    (13,581,915)             -     (974,661)   (1,146,989)   (323,659) (1,023,247)
                     ----------   -----------    -----------    -----------  -----------   -----------  ----------  ----------
Net unrealized
appreciation
(depreciation) of
securities and
foreign currency
related
transactions:
 Investments......    2,560,185     3,336,170      4,317,785              -   (6,574,552)     (740,133)   (484,080)  1,154,475
 Futures
 contracts........            -             -              -              -      (43,340)            -           -           -
 Forward currency
 contracts........            -             -              -              -            -             -           -           -
 Foreign currency
 translation......            -             -        (35,369)             -            -             -           -           -
                     ----------   -----------    -----------    -----------  -----------   -----------  ----------  ----------
                      2,560,185     3,336,170      4,282,416              -   (6,617,892)     (740,133)   (484,080)  1,154,475
                     ----------   -----------    -----------    -----------  -----------   -----------  ----------  ----------
  Net realized and
  unrealized gain
  (loss) on
  securities and
  foreign currency
  related
  transactions....    3,106,031     5,638,803     (9,299,499)             -   (7,592,553)   (1,887,122)   (807,739)    131,228
                     ----------   -----------    -----------    -----------  -----------   -----------  ----------  ----------
 INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS..   $6,446,999   $12,021,683    $(5,014,840)   $30,319,572  $(7,567,518)  $(1,894,437) $ (792,936) $  129,358
                     ----------   -----------    -----------    -----------  -----------   -----------  ----------  ----------

(1)  For the period of October 2, 2000 (date operations commenced) to May 31,
     2001.
(2) For the period of November 1, 2000 (date operations commenced) to May 31, 2001.


 * Net of foreign withholding taxes of $71,613 for AG International Government Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 For the Year Ended May 31, 2001                               119
                      STATEMENTS OF OPERATIONS - CONTINUED

                            FOUNDERS/            AMERICAN CENTURY
                          T. ROWE PRICE  ---------------------------------     FOUNDERS
                            SMALL CAP        INCOME &      INTERNATIONAL      LARGE CAP
                             FUND(3)      GROWTH FUND(3)   GROWTH FUND(3)   GROWTH FUND(3)
-------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends...............  $  1,972,549     $ 1,854,372     $   4,262,125    $   1,850,388
Interest................       806,133         118,729         1,462,747          744,362
                          ------------     -----------     -------------    -------------
 Total investment
 income.................     2,778,682       1,973,101         5,724,872        2,594,750
                          ------------     -----------     -------------    -------------
EXPENSES:
Advisory fees...........     3,050,218         938,779         2,800,107        3,252,656
Custodian fees..........        28,297          10,342            23,806           26,240
Registration and filing
fees....................             -               -                 -                -
Audit fees and tax
services................        14,396           5,261            12,110           13,155
Accounting services.....       124,825          45,056           101,547          118,048
Directors' fees and
expenses................         5,248           1,914             4,420            4,899
Report to shareholders..       149,739          52,703           126,472          148,330
Miscellaneous...........        14,850           5,286            12,567           14,570
                          ------------     -----------     -------------    -------------
 Total expenses.........     3,387,573       1,059,341         3,081,029        3,577,898
                          ------------     -----------     -------------    -------------
 Expense reimbursement..      (154,133)        (43,103)          (98,714)        (120,758)
                          ------------     -----------     -------------    -------------
NET INVESTMENT INCOME
(LOSS)..................      (454,758)        956,863         2,742,557         (862,390)
                          ------------     -----------     -------------    -------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON
SECURITIES AND FOREIGN
CURRENCY
RELATED TRANSACTIONS:
Net realized gain (loss)
on securities and
foreign currency related
transactions:
 Investments............   (78,558,620)     (7,451,073)      (89,135,405)    (194,799,903)
 Futures contracts......             -         (83,080)                -                -
 Forward currency
 contracts..............             -               -          (162,149)               -
 Foreign currency
 transaction............             -          26,505           250,443                -
                          ------------     -----------     -------------    -------------
                           (78,558,620)     (7,507,648)      (89,047,111)    (194,799,903)
                          ------------     -----------     -------------    -------------
Net unrealized
appreciation
(depreciation) of
securities and foreign
currency related
transactions:
 Investments............     5,819,291      (3,181,232)      (20,510,073)     (18,771,951)
 Futures contracts......             -         (32,700)                -                -
 Forward currency
 contracts..............             -               -          (297,556)               -
 Foreign currency
 translation............             -               -           (72,314)               -
                          ------------     -----------     -------------    -------------
                             5,819,291      (3,213,932)      (20,879,943)     (18,771,951)
                          ------------     -----------     -------------    -------------
  Net realized and
  unrealized gain (loss)
  on securities and
  foreign currency
  related
  transactions..........   (72,739,329)    (10,721,580)     (109,927,054)    (213,571,854)
                          ------------     -----------     -------------    -------------
 INCREASE (DECREASE) IN
 NET ASSETS RESULTING
 FROM OPERATIONS........  $(73,194,087)    $(9,764,717)    $(107,184,497)   $(214,434,244)
                          ------------     -----------     -------------    -------------

(3) For the period of December 11, 2000 (date operations commenced) to May 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

 120                 STATEMENTS OF CHANGES IN NET ASSETS


                        AG STOCK INDEX FUND           AG MIDCAP INDEX FUND        AG SMALL CAP INDEX FUND
                   ------------------------------  ----------------------------  --------------------------
                      For the         For the         For the        For the       For the       For the
                     Year Ended      Year Ended      Year Ended     Year Ended    Year Ended    Year Ended
                    May 31, 2001    May 31, 2000    May 31, 2001   May 31, 2000  May 31, 2001  May 31, 2000
                   ------------------------------  ----------------------------  --------------------------
OPERATIONS:
Net investment
 income (loss)...  $   44,676,060  $   49,589,020  $    8,320,846  $  7,749,172  $  3,026,903  $  2,573,239
Net realized gain
 (loss) on
 securities and
 foreign currency
 related
 transactions....     167,365,192     139,084,096     105,117,042   219,498,630    30,071,735    29,125,908
Net unrealized
 appreciation
 (depreciation)
 of securities
 and foreign
 currency related
 transactions....    (805,660,644)    293,749,001     (20,397,476)  (60,305,420)  (21,114,890)  (11,285,130)
                   --------------  --------------  --------------  ------------  ------------  ------------
 Increase
  (decrease) in
  net assets
  resulting from
  operations.....    (593,619,392)    482,422,117      93,040,412   166,942,382    11,983,748    20,414,017
                   --------------  --------------  --------------  ------------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS
 FROM:
Net investment
 income..........     (44,716,213)    (47,947,890)     (8,324,406)   (7,551,892)   (2,985,546)   (2,541,104)
Net realized gain
 on securities...    (140,515,680)    (43,559,970)   (223,984,833) (195,806,166)  (27,775,413)  (21,011,129)
                   --------------  --------------  --------------  ------------  ------------  ------------
 Decrease in net
  assets
  resulting from
  distributions
  to
  shareholders...    (185,231,893)    (91,507,860)   (232,309,239) (203,358,058)  (30,760,959)  (23,552,233)
                   --------------  --------------  --------------  ------------  ------------  ------------
CAPITAL STOCK
 TRANSACTIONS:
Proceeds from
 capital stock
 sold............     306,006,047     627,978,834     103,468,415    62,149,312    21,361,937    62,630,198
Reinvestment of
 distributions...     185,231,894      91,507,860     232,309,239   203,358,058    30,760,959    23,552,233
Cost of capital
 stock
 reacquired......    (245,946,228)   (374,837,270)    (71,507,630) (123,985,843)  (25,418,284)  (74,443,490)
                   --------------  --------------  --------------  ------------  ------------  ------------
 Increase
  (decrease) in
  net assets
  resulting from
  capital stock
  transactions...     245,291,713     344,649,424     264,270,024   141,521,527    26,704,612    11,738,941
                   --------------  --------------  --------------  ------------  ------------  ------------
TOTAL INCREASE
 (DECREASE) IN
 NET
 ASSETS..........    (533,559,572)    735,563,681     125,001,197   105,105,851     7,927,401     8,600,725
NET ASSETS:
Beginning of
 year............   5,373,191,520   4,637,627,839     922,678,884   817,573,033   228,602,250   220,001,525
                   --------------  --------------  --------------  ------------  ------------  ------------
End of year......  $4,839,631,948  $5,373,191,520  $1,047,680,081  $922,678,884  $236,529,651  $228,602,250
                   --------------  --------------  --------------  ------------  ------------  ------------
Accumulated
 undistributed
 net investment
 income (loss)
 included in net
 assets at the
 end of the
 year............  $    1,419,298  $    1,459,451  $      120,363  $    123,923  $     41,357  $          -
                   --------------  --------------  --------------  ------------  ------------  ------------
SHARES ISSUED AND
 REACQUIRED:
Sold.............       7,418,728      14,851,304       4,540,538     2,542,226     1,434,463     3,643,821
Issued for
 distributions
 reinvested......       4,872,602       2,149,172      12,558,348     9,482,966     2,382,239     1,496,207
Reacquired.......      (6,114,606)     (8,727,728)     (3,127,846)   (5,022,682)   (1,644,407)   (4,433,493)
                   --------------  --------------  --------------  ------------  ------------  ------------
 Increase
  (decrease) in
  shares
  outstanding....       6,176,724       8,272,748      13,971,040     7,002,510     2,172,295       706,535
Shares
 outstanding:
 Beginning of
  year...........     125,003,335     116,730,587      38,888,582    31,886,072    14,596,368    13,889,833
                   --------------  --------------  --------------  ------------  ------------  ------------
 End of year.....     131,180,059     125,003,335      52,859,622    38,888,582    16,768,663    14,596,368
                   --------------  --------------  --------------  ------------  ------------  ------------
                       AG INTERNATIONAL
                         EQUITIES FUND               CORE EQUITY FUND
                   --------------------------- ------------------------------
                     For the       For the        For the        For the
                    Year Ended    Year Ended    Year Ended      Year Ended
                   May 31, 2001  May 31, 2000  May 31, 2001    May 31, 2000
                   --------------------------- ------------------------------
OPERATIONS:
Net investment
 income (loss)...  $  1,523,374  $  1,942,668  $   2,458,569  $      197,101
Net realized gain
 (loss) on
 securities and
 foreign currency
 related
 transactions....    10,646,116    16,435,616    (33,950,261)    328,698,935
Net unrealized
 appreciation
 (depreciation)
 of securities
 and foreign
 currency related
 transactions....   (41,777,277)    7,596,691    (92,010,576)   (318,289,400)
                   ------------- ------------- -------------- ---------------
 Increase
  (decrease) in
  net assets
  resulting from
  operations.....   (29,607,787)   25,974,975   (123,502,268)     10,606,636
                   ------------- ------------- -------------- ---------------
DISTRIBUTIONS TO
 SHAREHOLDERS
 FROM:
Net investment
 income..........    (1,167,995)   (1,830,605)    (2,441,945)              -
Net realized gain
 on securities...   (16,385,604)   (8,225,201)  (341,387,956)    (51,434,185)
                   ------------- ------------- -------------- ---------------
 Decrease in net
  assets
  resulting from
  distributions
  to
  shareholders...   (17,553,599)  (10,055,806)  (343,829,901)    (51,434,185)
                   ------------- ------------- -------------- ---------------
CAPITAL STOCK
 TRANSACTIONS:
Proceeds from
 capital stock
 sold............   117,665,629   183,497,436     14,168,932      29,028,582
Reinvestment of
 distributions...    17,553,599    10,055,806    343,829,901      51,434,185
Cost of capital
 stock
 reacquired......  (132,374,581) (188,739,585)  (111,770,088)   (175,586,242)
                   ------------- ------------- -------------- ---------------
 Increase
  (decrease) in
  net assets
  resulting from
  capital stock
  transactions...     2,844,647     4,813,657    246,228,745     (95,123,475)
                   ------------- ------------- -------------- ---------------
TOTAL INCREASE
 (DECREASE) IN
 NET
 ASSETS..........   (44,316,739)   20,732,826   (221,103,424)   (135,951,024)
NET ASSETS:
Beginning of
 year............   162,840,452   142,107,626  1,135,082,951   1,271,033,975
                   ------------- ------------- -------------- ---------------
End of year......  $118,523,713  $162,840,452  $ 913,979,527  $1,135,082,951
                   ------------- ------------- -------------- ---------------
Accumulated
 undistributed
 net investment
 income (loss)
 included in net
 assets at the
 end of the
 year............  $    717,268  $    361,889  $     213,725  $      197,101
                   ------------- ------------- -------------- ---------------
SHARES ISSUED AND
 REACQUIRED:
Sold.............    10,950,881    14,374,839        761,194       1,261,523
Issued for
 distributions
 reinvested......     1,821,647       772,245     24,972,521       2,259,850
Reacquired.......   (12,251,427)  (14,725,995)    (5,988,807)     (7,525,944)
                   ------------- ------------- -------------- ---------------
 Increase
  (decrease) in
  shares
  outstanding....       521,101       421,089     19,744,908      (4,004,571)
Shares
 outstanding:
 Beginning of
  year...........    12,980,233    12,559,144     48,685,316      52,689,887
                   ------------- ------------- -------------- ---------------
 End of year.....    13,501,334    12,980,233     68,430,224      48,685,316
                   ------------- ------------- -------------- ---------------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED             121


                                                       T. ROWE PRICE
                      AG GROWTH & INCOME           SCIENCE & TECHNOLOGY           AG SOCIAL AWARENESS
                             FUND                          FUND                          FUND
                   --------------------------  ------------------------------  --------------------------
                     For the       For the        For the         For the        For the       For the
                    Year Ended    Year Ended     Year Ended      Year Ended     Year Ended    Year Ended
                   May 31, 2001  May 31, 2000   May 31, 2001    May 31, 2000   May 31, 2001  May 31, 2000
                   --------------------------  ------------------------------  --------------------------
OPERATIONS:
Net investment
income (loss)....  $  1,834,999  $  2,267,667  $  (19,549,583) $  (11,420,820) $  4,618,238  $  4,554,705
Net realized gain
(loss) on
securities and
foreign currency
related
transactions.....     1,901,500    55,466,529    (526,543,101)    667,748,511    13,271,915    13,734,866
Net unrealized
appreciation
(depreciation) of
securities and
foreign currency
related
transactions.....   (37,872,990)  (29,383,922)   (921,715,577)    228,410,320   (88,151,161)   22,875,876
                   ------------  ------------  --------------  --------------  ------------  ------------
 Increase
 (decrease) in
 net assets
 resulting
 from
 operations......   (34,136,491)   28,350,274  (1,467,808,261)    884,738,011   (70,261,008)   41,165,447
                   ------------  ------------  --------------  --------------  ------------  ------------
DISTRIBUTIONS TO
SHAREHOLDERS
FROM:
Net investment
income...........    (1,829,831)   (2,142,107)              -               -    (4,609,053)   (4,345,390)
Net realized gain
on securities....   (56,733,702)  (33,787,657)   (655,611,697)   (328,749,980)  (12,383,706)  (22,440,992)
                   ------------  ------------  --------------  --------------  ------------  ------------
 Decrease in net
 assets resulting
 from
 distributions to
 shareholders....   (58,563,533)  (35,929,764)   (655,611,697)   (328,749,980)  (16,992,759)  (26,786,382)
                   ------------  ------------  --------------  --------------  ------------  ------------
CAPITAL STOCK
TRANSACTIONS:
Proceeds from
capital stock
sold.............     5,875,953    48,304,152     325,691,014     829,604,815    13,938,951    56,630,341
Reinvestment of
distributions....    58,563,533    35,929,764     655,611,697     328,749,980    16,992,759    26,786,382
Cost of capital
stock
reacquired.......   (33,840,933)  (43,951,570)   (156,360,599)    (83,875,998)  (36,099,115)  (37,357,352)
                   ------------  ------------  --------------  --------------  ------------  ------------
 Increase
 (decrease) in
 net assets
 resulting
 from capital
 stock
 transactions....    30,598,553    40,282,346     824,942,112   1,074,478,797    (5,167,405)   46,059,371
                   ------------  ------------  --------------  --------------  ------------  ------------
TOTAL INCREASE
(DECREASE) IN NET
ASSETS...........   (62,101,471)   32,702,856  (1,298,477,846)  1,630,466,828   (92,421,172)   60,438,436
NET ASSETS:
Beginning of
year.............   329,588,034   296,885,178   3,314,051,583   1,683,584,755   582,402,993   521,964,557
                   ------------  ------------  --------------  --------------  ------------  ------------
End of year......  $267,486,563  $329,588,034  $2,015,573,737  $3,314,051,583  $489,981,821  $582,402,993
                   ------------  ------------  --------------  --------------  ------------  ------------
Accumulated
undistributed net
investment
income (loss)
included in net
assets at the
end of the year..  $     81,937  $     76,769  $  (19,549,583) $            -  $    176,927  $    167,742
                   ------------  ------------  --------------  --------------  ------------  ------------
SHARES ISSUED AND
REACQUIRED:
Sold.............       331,637     2,227,700       9,844,769      19,166,158       590,164     2,283,621
Issued for
distributions
reinvested.......     3,906,702     1,676,910      31,383,997       7,233,223       774,316     1,066,337
Reacquired.......    (1,877,337)   (2,029,889)     (5,138,886)     (2,045,636)   (1,552,983)   (1,486,637)
                   ------------  ------------  --------------  --------------  ------------  ------------
 Increase
 (decrease) in
 shares
 outstanding.....     2,361,002     1,874,721      36,089,880      24,353,745      (188,503)    1,863,321
Shares
outstanding:
 Beginning of
 year............    15,664,913    13,790,192      80,564,415      56,210,670    23,509,444    21,646,123
                   ------------  ------------  --------------  --------------  ------------  ------------
 End of year.....    18,025,915    15,664,913     116,654,295      80,564,415    23,320,941    23,509,444
                   ------------  ------------  --------------  --------------  ------------  ------------
                      AG ASSET ALLOCATION       AG CAPITAL CONSERVATION
                             FUND                        FUND
                   --------------------------- ---------------------------
                     For the       For the       For the       For the
                    Year Ended    Year Ended    Year Ended    Year Ended
                   May 31, 2001  May 31, 2000  May 31, 2001  May 31, 2000
                   --------------------------- ---------------------------
OPERATIONS:
Net investment
income (loss)....  $  6,959,199  $  7,462,756  $ 3,340,968   $ 3,864,809
Net realized gain
(loss) on
securities and
foreign currency
related
transactions.....     5,466,783    18,258,831      545,846    (2,363,714)
Net unrealized
appreciation
(depreciation) of
securities and
foreign currency
related
transactions.....   (17,512,799)   (9,382,943)   2,560,185    (1,447,721)
                   ------------- ------------- ------------- -------------
 Increase
 (decrease) in
 net assets
 resulting
 from
 operations......    (5,086,817)   16,338,644    6,446,999        53,374
                   ------------- ------------- ------------- -------------
DISTRIBUTIONS TO
SHAREHOLDERS
FROM:
Net investment
income...........    (7,008,594)   (7,449,473)  (3,333,344)   (3,887,204)
Net realized gain
on securities....   (18,236,302)   (4,419,555)           -             -
                   ------------- ------------- ------------- -------------
 Decrease in net
 assets resulting
 from
 distributions to
 shareholders....   (25,244,896)  (11,869,028)  (3,333,344)   (3,887,204)
                   ------------- ------------- ------------- -------------
CAPITAL STOCK
TRANSACTIONS:
Proceeds from
capital stock
sold.............     3,058,605     9,419,901    9,290,009     5,097,193
Reinvestment of
distributions....    25,244,896    11,869,028    3,333,344     3,887,204
Cost of capital
stock
reacquired.......   (26,406,086)  (37,428,119)  (9,702,357)  (17,755,842)
                   ------------- ------------- ------------- -------------
 Increase
 (decrease) in
 net assets
 resulting
 from capital
 stock
 transactions....     1,897,415   (16,139,190)   2,920,996    (8,771,445)
                   ------------- ------------- ------------- -------------
TOTAL INCREASE
(DECREASE) IN NET
ASSETS...........   (28,434,298)  (11,669,574)   6,034,651   (12,605,275)
NET ASSETS:
Beginning of
year.............   236,803,623   248,473,197   50,525,230    63,130,505
                   ------------- ------------- ------------- -------------
End of year......  $208,369,325  $236,803,623  $56,559,881   $50,525,230
                   ------------- ------------- ------------- -------------
Accumulated
undistributed net
investment
income (loss)
included in net
assets at the
end of the year..  $     63,820  $    113,215  $    16,732   $     9,108
                   ------------- ------------- ------------- -------------
SHARES ISSUED AND
REACQUIRED:
Sold.............       219,490       644,299      996,625       560,786
Issued for
distributions
reinvested.......     1,928,288       804,071      363,777       428,701
Reacquired.......    (1,894,792)   (2,535,579)  (1,058,355)   (1,953,568)
                   ------------- ------------- ------------- -------------
 Increase
 (decrease) in
 shares
 outstanding.....       252,986    (1,087,209)     302,047      (964,081)
Shares
outstanding:
 Beginning of
 year............    16,135,008    17,222,217    5,756,134     6,720,215
                   ------------- ------------- ------------- -------------
 End of year.....    16,387,994    16,135,008    6,058,181     5,756,134
                   ------------- ------------- ------------- -------------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 122            STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED


                                                     AG INTERNATIONAL
                    AG GOVERNMENT SECURITIES            GOVERNMENT                AG 1 MONEY MARKET        AG NASDAQ-100(R)
                              FUND                      BOND FUND                       FUND                  INDEX FUND
                   ---------------------------  ---------------------------  ----------------------------  ----------------
                     For the        For the       For the        For the        For the        For the           From
                    Year Ended    Year Ended     Year Ended    Year Ended     Year Ended     Year Ended    October 2, 2000*
                   May 31, 2001  May 31, 2000   May 31, 2001  May 31, 2000   May 31, 2001   May 31, 2000   to May 31, 2001
                   --------------------------   ---------------------------  ----------------------------    -----------
OPERATIONS:
Net investment
 income (loss)...  $  6,382,880  $  5,824,285   $  4,284,659  $   5,963,329  $  30,319,572  $  23,352,870    $    25,035
Net realized gain
 (loss) on
 securities and
 foreign currency
 related
 transactions....     2,302,633    (1,768,036)   (13,581,915)    (3,495,868)             -              -       (974,661)
Net unrealized
 appreciation
 (depreciation)
 of securities
 and foreign
 currency related
 transactions....     3,336,170    (2,149,350)     4,282,416     (8,228,456)             -              -     (6,617,892)
                   ------------  ------------   ------------  -------------  -------------  -------------    -----------
 Increase
  (decrease) in
  net assets
  resulting from
  operations.....    12,021,683     1,906,899     (5,014,840)    (5,760,995)    30,319,572     23,352,870     (7,567,518)
                   ------------  ------------   ------------  -------------  -------------  -------------    -----------
DISTRIBUTIONS TO
 SHAREHOLDERS
 FROM:
Net investment
 income..........    (6,352,554)   (5,856,877)    (2,623,898)    (2,972,492)   (30,319,572)   (23,352,870)       (25,272)
Net realized gain
 on securities...             -             -       (440,981)      (103,421)             -              -              -
                   ------------  ------------   ------------  -------------  -------------  -------------    -----------
 Decrease in net
  assets
  resulting from
  distributions
  to
  shareholders...    (6,352,554)   (5,856,877)    (3,064,879)    (3,075,913)   (30,319,572)   (23,352,870)       (25,272)
                   ------------  ------------   ------------  -------------  -------------  -------------    -----------
CAPITAL STOCK
 TRANSACTIONS:
Proceeds from
 capital stock
 sold............    25,484,325    33,785,442     15,492,219    134,466,087    748,309,531    798,469,538     30,493,609
Reinvestment of
 distributions...     6,352,554     5,856,877      3,064,879      3,075,913     30,319,572     23,321,928         25,272
Cost of capital
 stock
 reacquired......   (18,640,056)  (42,469,071)   (41,478,254)  (156,236,142)  (684,056,335)  (684,250,994)    (3,921,377)
                   ------------  ------------   ------------  -------------  -------------  -------------    -----------
 Increase
  (decrease) in
  net assets
  resulting from
  capital stock
  transactions...    13,196,823    (2,826,752)   (22,921,156)   (18,694,142)    94,572,768    137,540,472     26,597,504
                   ------------  ------------   ------------  -------------  -------------  -------------    -----------
TOTAL INCREASE
 (DECREASE) IN
 NET ASSETS......    18,865,952    (6,776,730)   (31,000,875)   (27,531,050)    94,572,768    137,540,472     19,004,714
NET ASSETS:
Beginning of
 year............   100,648,145   107,424,875    130,978,212    158,509,262    484,934,353    347,393,881              -
                   ------------  ------------   ------------  -------------  -------------  -------------    -----------
End of year......  $119,514,097  $100,648,145   $ 99,977,337  $ 130,978,212  $ 579,507,121  $ 484,934,353    $19,004,714
                   ------------  ------------   ------------  -------------  -------------  -------------    -----------
Accumulated
 undistributed
 net investment
 income (loss)
 included in net
 assets at the
 end of the
 year............  $     51,858  $     21,532   $  1,715,087  $      54,326  $           -  $           -    $      (237)
                   ------------  ------------   ------------  -------------  -------------  -------------    -----------
SHARES ISSUED AND
 REACQUIRED:
Sold.............     2,527,197     3,510,310      1,432,965     11,952,410    748,309,504    798,469,538      4,415,252
Issued for
 distributions
 reinvested......       638,634       609,550        286,023        268,203     30,319,599     23,321,928          4,768
Reacquired.......    (1,873,939)   (4,391,605)    (3,864,915)   (13,823,665)  (684,056,335)  (684,250,994)      (687,993)
                   ------------  ------------   ------------  -------------  -------------  -------------    -----------
 Increase
  (decrease) in
  shares
  outstanding....     1,291,892      (271,745)    (2,145,927)    (1,603,052)    94,572,768    137,540,472      3,732,027
Shares
 outstanding:
 Beginning of
  year...........    10,581,206    10,852,951     12,043,565     13,646,617    484,934,353    347,393,881              -
                   ------------  ------------   ------------  -------------  -------------  -------------    -----------
 End of year.....    11,873,098    10,581,206      9,897,638     12,043,565    579,507,121    484,934,353      3,732,027
                   ------------  ------------   ------------  -------------  -------------  -------------    -----------
                                        T. ROWE PRICE     T. ROWE PRICE
                         PUTNAM           BLUE CHIP          HEALTH
                   OPPORTUNITIES FUND    GROWTH FUND      SCIENCES FUND
                   ------------------ ----------------- -----------------
                          From              From              From
                    October 2, 2000*  November 1, 2000* November 1, 2000*
                    to May 31, 2001   to May 31, 2001   to May 31, 2001
                   ------------------ ----------------- ----------------- ---
OPERATIONS:
Net investment
 income (loss)...     $    (7,315)       $    14,803       $    (1,870)
Net realized gain
 (loss) on
 securities and
 foreign currency
 related
 transactions....      (1,146,989)          (323,659)       (1,023,247)
Net unrealized
 appreciation
 (depreciation)
 of securities
 and foreign
 currency related
 transactions....        (740,133)          (484,080)        1,154,475
                   ------------------ ----------------- -----------------
 Increase
  (decrease) in
  net assets
  resulting from
  operations.....      (1,894,437)          (792,936)          129,358
                   ------------------ ----------------- -----------------
DISTRIBUTIONS TO
 SHAREHOLDERS
 FROM:
Net investment
 income..........               -            (11,854)           (6,801)
Net realized gain
 on securities...               -                  -                 -
                   ------------------ ----------------- -----------------
 Decrease in net
  assets
  resulting from
  distributions
  to
  shareholders...               -            (11,854)           (6,801)
                   ------------------ ----------------- -----------------
CAPITAL STOCK
 TRANSACTIONS:
Proceeds from
 capital stock
 sold............       6,271,916         15,538,743        24,274,683
Reinvestment of
 distributions...               -             11,854             6,801
Cost of capital
 stock
 reacquired......        (432,917)          (154,283)         (438,544)
                   ------------------ ----------------- -----------------
 Increase
  (decrease) in
  net assets
  resulting from
  capital stock
  transactions...       5,838,999         15,396,314        23,842,940
                   ------------------ ----------------- -----------------
TOTAL INCREASE
 (DECREASE) IN
 NET ASSETS......       3,944,562         14,591,524        23,965,497
NET ASSETS:
Beginning of
 year............               -                  -                 -
                   ------------------ ----------------- -----------------
End of year......     $ 3,944,562        $14,591,524       $23,965,497
                   ------------------ ----------------- -----------------
Accumulated
 undistributed
 net investment
 income (loss)
 included in net
 assets at the
 end of the
 year............     $    (7,315)       $     2,949       $    (8,671)
                   ------------------ ----------------- -----------------
SHARES ISSUED AND
 REACQUIRED:
Sold.............         674,249          1,719,351         2,731,617
Issued for
 distributions
 reinvested......               -              1,349               702
Reacquired.......         (63,324)           (18,337)          (48,509)
                   ------------------ ----------------- -----------------
 Increase
  (decrease) in
  shares
  outstanding....         610,925          1,702,363         2,683,810
Shares
 outstanding:
 Beginning of
  year...........               -                  -                 -
                   ------------------ ----------------- -----------------
 End of year.....         610,925          1,702,363         2,683,810
                   ------------------ ----------------- -----------------

* Date operations commenced.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED            123


                           FOUNDERS/T.ROWE    AMERICAN CENTURY   AMERICAN CENTURY
                           PRICE SMALL CAP    INCOME & GROWTH     INTERNATIONAL    FOUNDERS LARGE CAP
                                 FUND               FUND           GROWTH FUND        GROWTH FUND
                          ------------------ ------------------ ------------------ ------------------
                                 From               From               From               From
                          December 11, 2000* December 11, 2000* December 11, 2000* December 11, 2000*
                           to May 31, 2001    to May 31, 2001    to May 31, 2001    to May 31, 2001
                             ------------       ------------      -------------      -------------
OPERATIONS:
Net investment income
(loss)..................     $   (454,758)      $    956,863      $   2,742,557      $    (862,390)
Net realized gain (loss)
on securities and
foreign currency related
transactions............      (78,558,620)        (7,507,648)       (89,047,111)      (194,799,903)
Net unrealized
appreciation
(depreciation) of
securities and foreign
currency related
transactions............        5,819,291         (3,213,932)       (20,879,943)       (18,771,951)
                             ------------       ------------      -------------      -------------
 Increase (decrease) in
 net assets resulting
 from operations........      (73,194,087)        (9,764,717)      (107,184,497)      (214,434,244)
                             ------------       ------------      -------------      -------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income...                -           (773,995)        (2,299,996)                 -
Net realized gain on
securities..............                -                  -                  -                  -
                             ------------       ------------      -------------      -------------
 Decrease in net assets
 resulting from
 distributions to
 shareholders...........                -           (773,995)        (2,299,996)                 -
                             ------------       ------------      -------------      -------------
CAPITAL STOCK
TRANSACTIONS:
Proceeds from capital
stock sold..............      835,024,473        281,599,824        691,876,705        873,695,549
Reinvestment of
distributions...........                -            773,995          2,299,996                  -
Cost of capital stock
reacquired..............      (47,222,242)       (10,532,391)       (51,324,325)       (34,561,745)
                             ------------       ------------      -------------      -------------
 Increase (decrease) in
 net assets resulting
 from capital stock
 transactions...........      787,802,231        271,841,428        642,852,376        839,133,804
                             ------------       ------------      -------------      -------------
TOTAL INCREASE
(DECREASE) IN NET
ASSETS..................      714,608,144        261,302,716        533,367,883        624,699,560
NET ASSETS:
Beginning of year.......                -                  -                  -                  -
                             ------------       ------------      -------------      -------------
End of year.............     $714,608,144       $261,302,716      $ 533,367,883      $ 624,699,560
                             ------------       ------------      -------------      -------------
Accumulated
undistributed net
investment
income (loss) included
in net assets at the
end of the year.........     $   (454,758)      $    182,868      $     442,561      $    (862,390)
                             ------------       ------------      -------------      -------------
SHARES ISSUED AND
REACQUIRED:
Sold....................       83,539,716         28,202,562         69,309,658         87,805,707
Issued for distributions
reinvested..............                -             83,874            272,556                  -
Reacquired..............       (4,968,121)        (1,089,326)        (5,431,101)        (3,750,756)
                             ------------       ------------      -------------      -------------
 Increase (decrease) in
 shares
 outstanding............       78,571,595         27,197,110         64,151,113         84,054,951
Shares outstanding:
 Beginning of year......                -                  -                  -                  -
                             ------------       ------------      -------------      -------------
 End of year............       78,571,595         27,197,110         64,151,113         84,054,951
                             ------------       ------------      -------------      -------------

* Date operations commenced.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 124
                         NOTES TO FINANCIAL STATEMENTS
Note 1 -- Organization

 North American Funds Variable Products Series I (the "Series" or "NAFVPS I," formerly American General Series Portfolio Company) was incorporated under the laws of Maryland on December 7, 1984, by The Variable Annuity Life Insurance Company ("VALIC"). The Series is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as an open-end, management investment company. The Series consists of 21 separate mutual funds (the "Funds"), each of which issues its own separate class of common stock:

AG Stock Index Fund                       AG Capital Conservation Fund
AG MidCap Index Fund                      AG Government Securities Fund
AG Small Cap Index Fund                   AG International Government Bond Fund
AG International Equities Fund            AG 1 Money Market Fund
Core Equity Fund                          Putnam Opportunities Fund
AG Growth & Income Fund                   AG Nasdaq-100(R) Index Fund
T. Rowe Price Blue Chip Growth Fund       American Century Income & Growth Fund
T. Rowe Price Health Sciences Fund        American Century International Growth Fund
T. Rowe Price Science & Technology Fund   Founders Large Cap Growth Fund
AG Social Awareness Fund                  Founders/T. Rowe Price Small Cap Fund
AG Asset Allocation Fund

 Each Fund is diversified with the exception of AG International Government Bond Fund, AG Nasdaq-100(R) Index Fund and T. Rowe Price Health Sciences Fund, which are non-diversified as defined by the 1940 Act. The Putnam Opportunities Fund and AG Nasdaq-100(R) Index Fund commenced operations as of October 2, 2000. The T. Rowe Price Blue Chip Growth Fund and T. Rowe Price Health Sciences Fund commenced operations as of November 1, 2000. The American Century Income & Growth Fund, American Century International Growth Fund, Founders Large Cap Growth Fund and Founders/T. Rowe Price Small Cap Fund commenced operations December 11, 2000.


Note 2 -- Significant Accounting Policies

 The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). GAAP requires accruals which occasionally are based upon management estimates. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

A. Investment Valuation

 Securities listed or traded on a national exchange are valued daily at their last reported sale price. In the absence of any exchange sales on that day and for unlisted equity securities, such securities and call options written on portfolio securities are valued at the last sale price on the NASDAQ National Market System. In the absence of any National Market System sales on that day, equity securities are valued at the last reported bid price and call options written on all portfolio securities for which other over-the-counter market quotations are readily available are valued at the last reported asked price. Futures contracts, options thereon, and options on stock indexes are valued at the amount which would be received upon a current disposition of such investments (i.e., their fair market value), in the absence of any sales on that day. U.S. Treasury securities and other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, are valued at representative quoted prices. Such quoted prices generally are obtained from government securities pricing services; however, in circumstances where it is deemed appropriate to do so, quotations may be obtained from dealers in government securities. Publicly traded corporate bonds are valued at prices obtained from third party pricing services. Convertible bonds are valued at prices obtained from one or more of the major dealers in such bonds. Where there is a discrepancy between dealers or when no quotes are readily available, values may be adjusted based on a combination of yields and premium spreads to the underlying common stock. Short-term debt securities for which market quotations are readily available are valued at the last reported bid price. However, any short term security with a remaining maturity of 60 days or less and all investments of the Money Market Fund are valued by the amortized cost method which approximates fair market value. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where such a securities is primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available, then securities will be valued in good faith by a method that the Series, Board of Trustees, or its delegates, believes accurately reflects fair value.

B. New Accounting Pronouncement

 In November 2000, a revised American Institute of Certified Public Accountants Audit and Accounting Guide, "Audits of Investments Companies," was issued and is effective for fiscal year beginning after December 15, 2000. The impact of this guide is not expected to be significant.

C. Options, Futures, and Forward Currency Contracts

 Call and Put Options. When a Fund writes a call or a put option, an amount equal to the premium received is recorded as a liability. The liability is "marked to market" daily to reflect the current market value of the option written. When a written option expires, the Fund realizes a gain in the amount of the premium originally received. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

 Purchased options are recorded as investments. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain (or loss), to the extent that the proceeds from the sale are greater (or less) than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If the Fund exercises a call option, the cost of the security purchased upon exercise is increased by the premium originally paid.

 Futures Contracts. The initial margin deposit made upon entering into a futures contract is held by the custodian bank, in a segregated account, in the name of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made daily, as unrealized gains or losses are incurred. When the contract is closed, the Fund realizes a gain or loss in the amount of the cost of or proceeds from the closing transaction less the Fund's basis in the contract.

 Forward Currency Contracts. Certain Funds may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. During the period the forward currency contract is open, the contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts, or if the Fund is unable to enter into a closing position.

D. Repurchase Agreements

 A Fund may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Fund would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the Fund to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during

--------------------------------------------------------------------------------

                                                                         125
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED

the Fund's holding period. Under each repurchase agreement, the Fund receives, as collateral, securities whose market value is at least equal to the repurchase price.

E. Foreign Currency Translation

 The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies ("local currencies") are translated into U.S. dollars at prevailing exchange rates at the date of valuation.
 Net realized gains or losses on foreign currency transactions include exchange rate gains and losses from disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and currency gains and losses realized on settlement of other assets and liabilities settled in local currencies.
 In determining realized and unrealized gains or losses on foreign securities for the period, the Funds do not isolate exchange rate fluctuations from local security price fluctuations. Foreign currencies and other assets and liabilities denominated in local currencies are marked-to-market daily to reflect fluctuations in foreign exchange rates.

F. Restricted Securities

 Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Each Fund may invest in 144A securities (in accordance with each Fund's investment restrictions as listed in the Statement of Additional Information) that have been determined to be liquid. In making this determination the Fund will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Fund could consider frequency of trading and available quotes, number of dealers and potential purchasers, dealer undertakings to make a market, and the potential limitations on the transfer of ownership.

G. Federal Income Taxes
 Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to distribute all of its taxable net investment income and taxable net realized capital gains, in excess of any available capital loss carryovers. Therefore, no Federal income tax provision is required.

H. Investment Transactions and Related Investment Income
 Investment transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and capital gain distributions received are recorded on the ex-dividend date. Interest income on investments is accrued daily.

I. Distributions to Shareholders
 Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly, except for the Money Market Fund, which declares daily. Distributions from net realized capital gains, if any, are normally declared and paid annually.
 Investment income and capital gains and losses are recognized in accordance with GAAP. Distributions from net investment income and realized capital gains are based on earnings as determined in accordance with federal tax regulations ("tax") which may differ from book basis earnings. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales, post-October capital losses, net operating losses, mortgage-backed securities, and foreign currency transactions.
 At the end of the year, offsetting adjustments to undistributed net investment income, additional paid in capital and accumulated undistributed net realized gains (losses) are made to eliminate permanent book/tax differences arising in the current year.

Note 3 -- Advisory Fees and Other Transactions with Affiliates

 American General Advisers ("Adviser"), a division of VALIC, serves as investment adviser to the Series. VALIC is an indirect wholly-owned subsidiary of American General Corporation ("AGC"), Houston, Texas. Certain officers and directors of the Series are officers and directors of VALIC or affiliates of VALIC. VALIC has entered into sub-advisory agreements with the following:

   American Century Investment Management, Inc. -- sub-adviser for the American Century Income & Growth Fund and American Century International Growth Fund. American General Investment Management, L.P. -- sub-adviser for the AG Nasdaq-100(R) Index Fund.
   Founders Asset Management LLC -- sub-adviser for the Founders Large Cap Growth Fund and for approximately 50% of the Founders/T. Rowe Price Small Cap Fund.
   Putnam Investment Management, LLC -- sub-adviser for the Putnam Opportunities Fund.
   T. Rowe Price Associates, Inc. -- sub-adviser for the Blue Chip Growth Fund, Health Sciences Fund, Science & Technology Fund and for approximately 50% of the Founder/T. Rowe Price Small Cap Fund.
   Wellington Management Company, LLP -- sub-adviser for the Core Equity Fund. Sub-advisers are compensated for their services by VALIC.
 VALIC receives from the Series a monthly fee based on each Fund's average daily net asset value at the following annual rates.

   AG Stock Index Fund                  0.35% on the first $500 million
   AG MidCap Index Fund                 0.25% on assets over $500 million
   AG Small Cap Index Fund
   AG International Equities Fund
  -----------------------------------------------------------------------
   Core Equity Fund                     0.80%
   T. Rowe Price Blue Chip Growth Fund
  -----------------------------------------------------------------------
   AG Growth & Income Fund              0.75%
  -----------------------------------------------------------------------
   T. Rowe Price Science & Technology
   Fund                                 0.90%
   Founders/T. Rowe Price Small Cap
   Fund
  -----------------------------------------------------------------------
   T. Rowe Price Health Sciences Fund   1.00%
   American Century International
   Growth Fund
   Founders Large Cap Growth Fund
  -----------------------------------------------------------------------
   AG Social Awareness Fund             0.50%
   AG Asset Allocation Fund
   AG Capital Conservation Fund
   AG Government Securities Fund
   AG International Government Bond
   Fund
   AG 1 Money Market Fund
  -----------------------------------------------------------------------
   Putnam Opportunities Fund            0.95%
  -----------------------------------------------------------------------
   AG Nasdaq-100(R) Index Fund          0.40%
  -----------------------------------------------------------------------
   American Century Income & Growth
   Fund                                 0.77%
  -----------------------------------------------------------------------

 To the extent that any Fund's accrued expenses for a given month exceed, on an annualized basis, 2% of the Fund's average daily net assets, VALIC will voluntarily reduce expenses of any such Fund by the amount of the excess. VALIC may withdraw this voluntary undertaking upon 30 days written notice to the Series.

--------------------------------------------------------------------------------

 126
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED

 Effective May 1, 2001, in addition to the 2% expense limitation, VALIC entered into a voluntarily agreement to waive a portion of its management fee or to reimburse certain expenses of selected Funds. The table below reflects total annual operating expenses by Fund, as voluntarily limited by VALIC, shown as a percentage of average net assets:

                                                                      Maximum
                                                                      Expenses
Fund Name                                                             Limitation
--------------------------------------------------------------------------------
Core Equity Fund.....................................................    0.85%
AG Growth & Income Fund..............................................    0.85%
T. Rowe Price Science & Technology Fund..............................    1.00%
AG 1 Money Market Fund...............................................    0.60%
American Century Income & Growth Fund................................    0.83%
American Century International Growth Fund...........................    1.06%
Founders Large Cap Growth Fund.......................................    1.06%
Founders/T. Rowe Price Small Cap Fund................................    0.95%

 On October 31, 1996, the Series entered into an Accounting Services Agreement with VALIC. Under the agreement, VALIC will provide certain accounting and administrative services to the Series. VALIC receives from each Fund an annual fee of 0.07% based on the average daily net asset value of the Fund. Effective May 1, 2001, the Board of Directors approved an increase in the annual fee paid to VALIC of 0.04% from 0.03% to 0.07%, based on the average daily net asset value of the funds. During the year ended May 31, 2001, the Series accrued $4,505,670 for accounting services.
 Effective October 1, 2000, the series entered into a Transfer Agency and Shareholder Services Agreement with VALIC. Under this agreement, VALIC provides services which include the issuance and redemption of shares, payment of dividends between the Series and and their "institutional" shareholders and certain shareholder reporting services including confirmation of transactions, statements of account and tax reporting. For the year ended May 31, 2001, the Series had accrued $11,873 in Transfer Agency and Shareholder Services fees.
 Variable Annuity Marketing Company ("VAMCO"), is the Distributor for the Series. VAMCO is an indirect wholly-owned subsidiary of AGC. VAMCO currently receives no compensation for distribution services performed on behalf of the Series.
 On January 23, 2001, the Board of Directors approved a Deferred Compensation Plan for its independent directors who are not officers, directors, or employees of VALIC, or an affiliate of VALIC. The effective date of the plan is January 1, 2001. The first deferred payment was made in March of 2001. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred may be invested in up to six different investment options that are specified in the plan as selected by the directors.
 The Series provides a retirement plan for its independent directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The Series is responsible for the payment of the retirement benefits, as well as all expenses of administration of the plan. Benefits vested under the plan are payable for a ten-year period upon retirement and are based upon each director's years of service. At the end of the period, the Series had a retirement plan liability to its independent directors totaling $875,569 which is included in Director's Retirement and Deferred Compensation Plans in the Statement of Assets and Liabilities. During the period, a total of $27,250 was paid to a retired director.
 During the year ended May 31, 2001, the following security transactions were affected among the funds of NAFVPS I, with North American Funds ("NAF", formerly American General Series Portfolio Company 2), with ZC Resource or with North American Funds Variable Product Series II ("NAFVPS II"), for which VALIC is the investment adviser, at the then current market price with no brokerage commissions incurred:

  Seller                Purchaser             Cost to Purchaser   Net gain (loss) to Seller
----------     ----------------------------   -----------------   -------------------------
AG Asset
Allocation
Fund           AG MidCap Index Fund              $    51,106           $    19,915
AG MidCap
Index Fund     AG Asset Allocation Fund              914,855               256,782
AG MidCap
Index Fund     AG Stock Index Fund                39,278,219            15,349,694
AG MidCap
Index Fund     NAF Stock Index Fund                  183,149                38,630
NAF MidCap
Index Fund     AG Mid Cap Index Fund               8,802,274               634,180
AG Stock
Index Fund     AG MidCap Index Fund                2,092,594               686,815
NAF Stock
Index Fund     AG MidCap Index Fund                    9,669                 4,487
ZC Resource -
Fixed Income
Portfolio      AG Capital Conservation Fund          321,552                     0

 During the year ended May 31, 2001, the Money Market Fund sold its commercial paper holdings in Pacific Gas & Electric Co. to VALIC in a series of separate security transactions. These securities, which had a par value of $21,946,000, were sold to VALIC at their book value of $21,521,495; thus, no gain or loss was recognized by the fund.
 At the end of the period, VALIC, American General Annuity Insurance Company ("AGAIC"), and American General Life Insurance Company ("AGL"), through their insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds:

Fund                                                       VALIC   AGAIC   AGL
---------------------------------------------------------- ------  -----  -----
AG Stock Index............................................  93.98%     *      *
AG MidCap Index...........................................  97.33%     *      *
AG Small Cap Index........................................  99.81%     *      *
AG International Equities.................................  93.81%     *      *
Core Equity...............................................  97.55%     *      *
AG Growth & Income........................................  91.82%  8.18%     *
T. Rowe Price Science & Technology........................  99.95%     *      *
AG Social Awareness.......................................  99.99%     *      *
AG Asset Allocation.......................................  99.94%     *      *
AG Capital Conservation................................... 100.00%     *      *
AG Government Securities..................................  82.59% 17.41%     *
AG International Government Bond.......................... 100.00%     *      *
AG 1 Money Market.........................................  84.14%     *  13.51%
AG Nasdaq-100(R) Index....................................  96.34%     *      *
Putnam Opportunities......................................  97.63%     *      *
T. Rowe Price Blue Chip Growth............................ 100.00%     *      *
T. Rowe Price Health Sciences............................. 100.00%     *      *
Founders/T. Rowe Price Small Cap.......................... 100.00%     *      *
American Century Income & Growth.......................... 100.00%     *      *
American Century International Growth..................... 100.00%     *      *
Founders Large Cap Growth................................. 100.00%     *      *

----
*Less than 5% ownership.

-------------------------------------------------------------------------------

                                                                         127
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED

 As of December 8, 2000, VALIC purchased shares of certain Funds in exchange for securities and cash as part of a substitution transaction replacing several third party funds offered through its Separate Account divisions. The transaction resulted in cash received and fair market value of securities received as follows:

                                                              Fair Market Value
                                                     Cash       of Securities
                                                   Received       Received*
                                                  ----------- -----------------
Founders Large Cap Growth Fund................... $22,272,655   $831,729,151
American Century International Growth Fund.......  32,626,042    626,457,765
American Century Income & Growth Fund............  51,705,955    222,606,107
Founders/T. Rowe Price Small Cap Fund............  85,946,646    745,398,343

* the cost basis of securities received for both financial reporting and Federal income tax reporting purposes was equal to the fair market value of securities received on December 8, 2000, the purchase date.

Note 4 -- Investment Activity

 The information in the following table is presented on the basis of cost for Federal income tax purposes at the end of the period.

                            Identified
                               Cost          Gross         Gross     Net Unrealized
                          Of Investments   Unrealized    Unrealized   Appreciation
Fund                          Owned       Appreciation  Depreciation (Depreciation)
------------------------  -------------- -------------- ------------ --------------
AG Stock Index..........  $2,899,429,219 $2,257,176,160 $324,369,382 $1,932,806,678
AG MidCap Index.........     986,460,716    209,297,371  147,127,123     62,170,248
AG Small Cap Index......     246,120,630     46,679,606   56,615,942     (9,936,336)
AG International
Equities................     113,147,373     18,862,793   20,291,797     (1,429,004)
Core Equity.............     927,279,547     98,202,840  115,787,582    (17,584,742)
AG Growth & Income......     259,182,129     33,266,489   24,772,127      8,494,362
T. Rowe Price Science
& Technology............   2,342,770,927    157,672,915  572,432,035   (414,759,120)
AG Social Awareness.....     456,764,395     82,552,266   49,571,136     32,981,130
AG Asset Allocation.....     194,593,227     41,921,178   10,215,244     31,705,934
AG Capital
Conservation............      69,311,164        739,939      232,824        507,115
AG Government
Securities..............     135,837,354      2,500,780    1,457,181      1,043,599
AG International
Government Bond.........      97,672,699        980,077    8,957,468     (7,977,391)
AG 1 Money Market.......     589,225,562              -            -              -
AG Nasdaq-100(R) Index..      25,320,993        529,291    7,147,183     (6,617,892)
Putnam Opportunities....       4,680,207         93,613      833,746       (740,133)
T. Rowe Price Blue Chip
Growth..................      15,275,667        583,309    1,067,389       (484,080)
T. Rowe Price Health
Sciences................      23,520,178      1,876,375      721,900      1,154,475
Founders/T. Rowe Price
Small Cap...............     706,015,031     70,686,057   64,866,766      5,819,291
American Century Income
& Growth................     265,088,575     18,013,480   21,227,412     (3,213,932)
American Century
International Growth....     550,824,515     10,757,475   31,267,548    (20,510,073)
Founders Large Cap
Growth..................     590,261,894     19,121,164   37,893,115    (18,771,951)

 The following net realized capital loss carryforwards at the end of the period may be utilized to offset future capital gains.

Fund                                  Capital Loss Carryforward Expiration Date
------------------------------------  ------------------------- ---------------
Core Equity Fund....................        $  7,855,842         May 31, 2009
AG Capital Conservation Fund........             231,795         May 31, 2003
                                                 124,569         May 31, 2008
                                               1,666,562         May 31, 2009
AG Government Securities Fund.......             334,549         May 31, 2003
                                                 301,735         May 31, 2008
Putnam Opportunities Fund...........              94,520         May 31, 2009
T. Rowe Price Blue Chip Growth
Fund................................             323,669         May 31, 2006
T. Rowe Price Health Sciences Fund..           1,021,687         May 31, 2009
Founders/T. Rowe Price Small Cap
Fund................................          78,558,620         May 31, 2009
American Century Income & Growth
Fund................................           7,566,853         May 31, 2009
American Century International
Growth Fund.........................          89,135,405         May 31, 2009
Founders Large Cap Growth Fund......         194,799,903         May 31, 2009

 During the period ended May 31, 2001, the cost of purchases and proceeds from sales of securities, excluding short term securities, were:

                                                                 Proceeds from
                                                     Cost of       Securities
                                                    Securities      Sold or
Fund                                                Purchased       Matured
------------------------------------------------- -------------- --------------
AG Stock Index................................... $  492,073,180 $  357,749,829
AG MidCap Index..................................    393,068,241    329,135,396
AG Small Cap Index...............................    124,865,091    125,878,582
AG International Equities........................     58,747,295     80,196,188
Core Equity......................................    718,987,726    792,174,676
AG Growth & Income...............................    184,170,642    212,627,643
T. Rowe Price Science & Technology...............  5,124,903,133  5,011,680,518
AG Social Awareness..............................    151,773,041    159,219,268
AG Asset Allocation..............................    371,936,166    378,372,214
AG Capital Conservation..........................    302,186,060    309,481,636
AG Government Securities.........................    263,286,949    247,417,182
AG International Government Bond.................     76,516,131     99,337,434
AG Nasdaq-100(R) Index...........................     25,832,902      2,116,607
Putnam Opportunities.............................      7,772,443      2,084,246
T. Rowe Price Blue Chip Growth...................     21,668,866      6,069,529
T. Rowe Price Health Sciences....................     43,077,336     18,535,543
Founders/T. Rowe Price Small Cap.................  1,666,010,721    916,075,070
American Century Income & Growth.................    449,276,449    183,286,690
American Century International Growth............  1,627,593,706  1,002,458,686
Founders Large Cap Growth........................  1,385,798,014    622,353,216

--------------------------------------------------------------------------------

 128
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED

 Included in the cost of purchases and proceeds from sales amounts were purchases and sales of U.S. government and government agency obligations of the following:

                                                                     Proceeds
                                                                       from
                                                        Cost of     Securities
                                                       Securities    Sold or
Fund                                                   Purchased     Matured
----------------------------------------------------- ------------ ------------
AG Asset Allocation.................................. $281,693,707 $275,906,292
AG Capital Conservation..............................  226,557,939  194,056,915
AG Government Securities.............................  263,286,949  247,417,182

Note 5 -- Portfolio Securities Loaned

 To realize additional income, a Fund may lend portfolio securities with a value of up to 30% (33 1/3% in the case of Core Equity Fund and T. Rowe Price Science & Technology Fund) of its total assets. Any such loans will be continuously secured by collateral consisting of cash or U.S. Government securities maintained in a segregated account in an amount at least equal to the market value of the securities loaned. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans by a Fund will only be made to broker-dealers deemed by the Custodian to be creditworthy and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. Each fund receives income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received.
 Portfolio securities on loan at the end of the period are summarized as follows:

                                                      Market
Fund                                                   Value    Collateral Value
--------------------------------------------------- ----------- ----------------
AG Stock Index..................................... $ 4,756,998   $ 4,910,900
AG MidCap Index....................................   9,050,525     9,389,660
AG Small Cap Index.................................   5,811,787     6,275,156
AG International Equities..........................     697,603       725,406
AG Growth & Income.................................     311,700       318,000
T. Rowe Price Science & Technology.................  20,768,864    21,411,200
AG Social Awareness................................     121,960       128,154
AG Government Securities...........................   1,100,562     1,123,594
                                                    ----------------------------
  Total............................................ $42,619,999   $44,282,070
                                                    ----------------------------

Note 6 -- Investment Concentration

A significant portion of the AG Government Securities Fund's investments may be in U.S. Government sponsored securities. No assurance can be given that the U.S. Government will provide support to such U.S. Government sponsored agencies or instrumentalities in the future since it is not required to do so by law. As a result of the Fund's concentration in such investments, it may be subject to risks associated with U.S. Government securities. At the end of the period, the Fund had 76.84% of its net assets invested in such securities.

At the end of the period, the AG International Government Bond Fund had 17.15% of its net assets invested in securities issued by the Government of Japan. Future economic and political developments in a foreign country could adversely affect the liquidity and value of foreign securities or the currency exchange rates from which foreign currencies are translated.

Note 7 -- Bank Line of Credit

The Series has a $10,000,000 unsecured committed revolving line of credit with State Street Bank and Trust Company to be used for temporary or emergency purposes. Borrowings under this facility bear interest at a variable rate per annum equal to the overnight federal funds rate plus .50% per annum. All Funds are charged an annual commitment fee equal to .08% on the daily unused balance. As of May 31, 2001, there were no borrowings outstanding.

Note 8 -- Investment Holdings by Country

The following represents investment holdings by country held as of May 31, 2001:

                              American Century            AG International
                          International Growth Fund         Equities Fund
                          ---------------------------- -----------------------
                          Percent of                   Percent of
                          Net Assets   Market Value    Net Assets Market Value
Country:                  -----------  --------------- ---------- ------------
Australia................        1.66% $     8,833,795     2.93%  $  3,469,021
Austria..................                                  0.18%       208,795
Belgium..................        0.40%       2,123,449     0.61%       728,589
Brazil...................                                  0.08%        99,369
Canada...................        4.26%      22,745,700
Denmark..................        3.38%      18,050,405     0.98%     1,166,944
Finland..................        1.01%       5,372,837     2.13%     2,521,340
France...................       13.71%      73,100,365    11.14%    13,205,261
Germany..................        5.64%      30,057,162     5.33%     6,316,268
Hong Kong................        0.94%       5,012,725
India....................                                  0.84%       999,438
Ireland..................        1.30%       6,944,465     0.75%       893,331
Israel...................        0.44%       2,337,147
Italy....................        3.95%      21,054,345     4.55%     5,387,268
Japan....................       17.80%      94,952,878    25.05%    29,686,984
Mexico...................        0.45%       2,403,682
Netherlands..............        9.85%      52,535,598     5.54%     6,568,622
New Zealand..............                                  0.08%        90,392
Norway...................                                  0.50%       589,102
Portugal.................                                  0.62%       732,343
Russia...................        0.49%       2,625,660
Spain....................        1.20%       6,400,574     3.29%     3,899,765
Sweden...................        1.04%       5,566,495     1.86%     2,204,405
Switzerland..............        6.06%      32,294,653     6.93%     8,210,054
United Kingdom...........       17.86%      95,262,420    20.28%    24,041,947
United States............        7.99%      42,639,887     0.67%       796,824
                          ----------------------------------------------------
Total investments........       99.43%     530,314,242    93.34%   111,816,061
Other assets and
liabilities..............        0.57%       3,053,641     5.66%     6,707,652
                          ----------------------------------------------------
 Net assets..............      100.00% $   533,367,883   100.00%  $118,523,713
                          ----------------------------------------------------

-------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS             129

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                       AG Stock Index Fund
                      -----------------------------------------------------------
                                        Year Ended May 31,
                      -----------------------------------------------------------
                         2001         2000        1999        1998        1997
                      -----------------------------------------------------------
PER SHARE DATA
Net asset value
at beginning of
period...........         $42.98       $39.73      $33.38      $26.09      $20.69
                      -----------------------------------------------------------
 Income (loss)
 from investment
 operations:
 Net investment
 income..........           0.35         0.41        0.40        0.40        0.39
 Net realized and
 unrealized
 gain (loss)
 on securities...          (4.99)        3.59        6.51        7.44        5.57
                      -----------------------------------------------------------
 Total income
 (loss) from
 investment
 operations......          (4.64)        4.00        6.91        7.84        5.96
                      -----------------------------------------------------------
 Distributions
 from:
 Net investment
 income..........          (0.35)       (0.39)      (0.41)      (0.40)      (0.39)
 Net realized
 gain on
 securities......          (1.10)       (0.36)      (0.15)      (0.15)      (0.17)
                      -----------------------------------------------------------
 Total
 distributions...          (1.45)       (0.75)      (0.56)      (0.55)      (0.56)
                      -----------------------------------------------------------
Net asset value
at end of
period...........         $36.89       $42.98      $39.73      $33.38      $26.09
                      -----------------------------------------------------------
TOTAL RETURN(a)..         (10.87)%      10.10%      20.85%      30.30%      29.24%
                      -----------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses
to average net
assets...........           0.34%        0.31%       0.32%       0.31%       0.34%
Ratio of expenses
to average net
assets before
expense
reductions.......           0.34%        0.31%       0.32%       0.31%       0.34%
Ratio of net
investment income
to
average net assets..        0.86%        0.97%       1.13%       1.33%       1.76%
Portfolio
turnover rate....              7%           6%          2%          3%          3%
Number of shares
outstanding at
end of period
(000's)..........        131,180      125,003     116,731     104,334      93,687
Net assets at end
of period
(000's)..........     $4,839,632   $5,373,192  $4,637,628  $3,482,655  $2,444,200
                                      AG MidCap Index Fund
                      ----------------------------------------------------------
                                       Year Ended May 31,
                      ----------------------------------------------------------
                         2001       2000       1999        1998        1997
                      -----------------------------------------------------------
PER SHARE DATA
Net asset value
at beginning of
period...........         $23.73    $25.64      $25.27      $20.83      $19.09
                      -----------------------------------------------------------
 Income (loss)
 from investment
 operations:
 Net investment
 income..........           0.19      0.22        0.23        0.23        0.24
 Net realized and
 unrealized
 gain (loss)
 on securities...           1.74      4.49        2.54        5.80        2.95
                      -----------------------------------------------------------
 Total income
 (loss) from
 investment
 operations......           1.93      4.71        2.77        6.03        3.19
                      -----------------------------------------------------------
 Distributions
 from:
 Net investment
 income..........          (0.19)    (0.22)      (0.23)      (0.23)      (0.24)
 Net realized
 gain on
 securities......          (5.65)    (6.40)      (2.17)      (1.36)      (1.21)
                      -----------------------------------------------------------
 Total
 distributions...          (5.84)    (6.62)      (2.40)      (1.59)      (1.45)
                      -----------------------------------------------------------
Net asset value
at end of
period...........         $19.82    $23.73      $25.64      $25.27      $20.83
                      -----------------------------------------------------------
TOTAL RETURN(a)..          10.11%    21.36%      11.91%      29.62%      17.48%
                      -----------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses
to average net
assets...........           0.38%     0.36%       0.38%       0.36%       0.40%
Ratio of expenses
to average net
assets before
expense
reductions.......           0.38%     0.36%       0.38%       0.36%       0.40%
Ratio of net
investment income
to
average net assets..        0.84%     0.90%       0.92%       0.95%       1.24%
Portfolio
turnover rate....             34%       41%         41%         26%         19%
Number of shares
outstanding at
end of period
(000's)..........         52,860    38,889      31,886      31,830      29,137
Net assets at end
of period
(000's)..........     $1,047,680  $922,679    $817,573    $804,318    $607,061

(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.


--------------------------------------------------------------------------------

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.
 130                    FINANCIAL HIGHLIGHTS - CONTINUED

                                    AG Small Cap Index Fund                          AG International Equities Fund
                          -------------------------------------------------   -------------------------------------------------
                                       Year Ended May 31,                                  Year Ended May 31,
                          -------------------------------------------------   -------------------------------------------------
                            2001      2000      1999       1998      1997       2001       2000      1999      1998      1997
                          -------------------------------------------------   -------------------------------------------------
PER SHARE DATA
Net asset value at
beginning of period.....    $15.66    $15.84    $17.94     $16.18    $16.25     $12.55     $11.32    $11.95    $11.44    $11.15
                          -------------------------------------------------   -------------------------------------------------
 Income (loss) from
 investment operations:
 Net investment income..      0.19      0.18      0.19       0.19      0.19       0.12       0.15      0.22      0.23      0.20
 Net realized and
 unrealized gain (loss)
 on securities..........      0.40      1.43     (0.74)      3.17      0.93      (2.46)      1.90      0.30      0.85      0.63
                          -------------------------------------------------   -------------------------------------------------
 Total income (loss)
 from investment
 operations.............      0.59      1.61     (0.55)      3.36      1.12      (2.34)      2.05      0.52      1.08      0.83
                          -------------------------------------------------   -------------------------------------------------
 Distributions from:
 Net investment income..     (0.19)    (0.18)    (0.19)     (0.19)    (0.19)     (0.09)     (0.14)    (0.25)    (0.24)    (0.19)
 Net realized gain on
 securities.............     (1.95)    (1.61)    (1.36)     (1.41)    (1.00)     (1.34)     (0.68)    (0.90)    (0.33)    (0.35)
                          -------------------------------------------------   -------------------------------------------------
 Total distributions....     (2.14)    (1.79)    (1.55)     (1.60)    (1.19)     (1.43)     (0.82)    (1.15)    (0.57)    (0.54)
                          -------------------------------------------------   -------------------------------------------------
Net asset value at end
of period...............    $14.11    $15.66    $15.84     $17.94    $16.18      $8.78     $12.55    $11.32    $11.95    $11.44
                          -------------------------------------------------   -------------------------------------------------
TOTAL RETURN(a).........      5.23%    10.22%    (2.45)%    21.34%     7.51%    (19.59)%    18.01%     4.43%     9.92%     7.74%
                          -------------------------------------------------   -------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to
average net assets......      0.44%     0.40%     0.41%      0.39%     0.41%      0.42%      0.41%     0.43%     0.40%     0.42%
Ratio of expenses to
average net assets
before expense
reductions..............      0.44%     0.40%     0.41%      0.39%     0.41%      0.42%      0.41%     0.43%     0.40%     0.42%
Ratio of net investment
income to
average net assets......      1.31%     1.12%     1.20%      1.05%     1.34%      1.08%      1.20%     1.89%     1.92%     1.75%
Portfolio turnover
rate....................        57%       35%       36%        36%       42%        45%        25%        8%        9%       12%
Number of shares
outstanding at end of
period (000's)..........    16,769    14,596    13,890     13,777    11,893     13,501     12,980    12,559    13,009    15,857
Net assets at end of
period (000's)..........  $236,530  $228,602  $220,002   $247,183  $192,459   $118,524   $162,840  $142,108  $155,469  $181,437

(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

--------------------------------------------------------------------------------

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.
                        FINANCIAL HIGHLIGHTS - CONTINUED              131

                                                Core Equity Fund
                               ---------------------------------------------------------
                                               Year Ended May 31,
                               ---------------------------------------------------------
                                 2001        2000        1999         1998        1997
                               ---------------------------------------------------------
PER SHARE DATA
Net asset value at
beginning of period...           $23.31       $24.12      $22.08       $17.62     $16.49
                               ---------------------------------------------------------
 Income (loss) from investment
 operations:
 Net investment
 income (loss)........             0.04            -       (0.08)       (0.02)      0.02
 Net realized and
 unrealized gain
 (loss) on
 securities...........            (2.54)        0.20        3.13         4.82       1.45
                               ---------------------------------------------------------
 Total income (loss)
 from investment
 operations...........            (2.50)        0.20        3.05         4.80       1.47
                               ---------------------------------------------------------
 Distributions from:
 Net investment income..          (0.04)           -           -        (0.01)     (0.01)
 Net realized gain on
 securities...........            (7.41)       (1.01)      (1.01)       (0.33)     (0.33)
                               ---------------------------------------------------------
 Total
 distributions........            (7.45)       (1.01)      (1.01)       (0.34)     (0.34)
                               ---------------------------------------------------------
Net asset value at end
of period.............           $13.36       $23.31      $24.12       $22.08     $17.62
                               ---------------------------------------------------------
TOTAL RETURN(a).......           (11.62)%       0.96%      14.20%       27.41%      9.00%
                               ---------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses to
average net assets....             0.86%        0.85%       0.86%        0.84%      0.86%
Ratio of expenses to
average net assets
before expense
reductions............             0.88%        0.85%       0.86%        0.84%      0.86%
Ratio of net
investment income
(loss) to average net
assets................             0.24%        0.02%      (0.36)%      (0.11)%     0.09%
Portfolio turnover
rate..................               71%         134%         42%          43%        40%
Number of shares
outstanding at end
of period (000's).....           68,430       48,685      52,690       49,832     42,422
Net assets at end of
period (000's)........         $913,980   $1,135,083  $1,271,034   $1,100,137   $747,654
                                         AG Growth & Income Fund
                               ---------------------------------------------------
                                            Year Ended May 31,
                               ---------------------------------------------------
                                 2001       2000      1999      1998      1997
                               ---------------------------------------------------
PER SHARE DATA
Net asset value at
beginning of period...           $21.04     $21.53    $19.91    $16.87    $14.78
                               ---------------------------------------------------
 Income (loss) from investment
 operations:
 Net investment
 income (loss)........             0.11       0.15      0.06      0.08      0.10
 Net realized and
 unrealized gain
 (loss) on
 securities...........            (2.39)      1.96      3.17      3.25      2.38
                               ---------------------------------------------------
 Total income (loss)
 from investment
 operations...........            (2.28)      2.11      3.23      3.33      2.48
                               ---------------------------------------------------
 Distributions from:
 Net investment income..          (0.11)     (0.14)    (0.08)    (0.08)    (0.10)
 Net realized gain on
 securities...........            (3.81)     (2.46)    (1.53)    (0.21)    (0.29)
                               ---------------------------------------------------
 Total
 distributions........            (3.92)     (2.60)    (1.61)    (0.29)    (0.39)
                               ---------------------------------------------------
Net asset value at end
of period.............           $14.84     $21.04    $21.53    $19.91    $16.87
                               ---------------------------------------------------
TOTAL RETURN(a).......           (10.91)%     9.67%    16.92%    19.87%    17.08%
                               ---------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses to
average net assets....             0.82%      0.80%     0.82%     0.80%     0.81%
Ratio of expenses to
average net assets
before expense
reductions............             0.83%      0.80%     0.82%     0.80%     0.81%
Ratio of net
investment income
(loss) to average net
assets................             0.62%      0.70%     0.29%     0.43%     0.70%
Portfolio turnover
rate..................               65%        89%      102%       78%       45%
Number of shares
outstanding at end
of period (000's).....           18,026     15,665    13,790    13,619    12,422
Net assets at end of
period (000's)........         $267,487   $329,588  $296,885  $271,159  $209,545

(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.


--------------------------------------------------------------------------------

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.
 132                    FINANCIAL HIGHLIGHTS - CONTINUED

                                T. Rowe Price Science & Technology Fund
                          ------------------------------------------------------------
                                           Year Ended May 31,
                          ------------------------------------------------------------
                             2001         2000         1999         1998        1997
                          ------------------------------------------------------------
PER SHARE DATA
Net asset value
at beginning of
period...........             $41.14       $29.95       $22.07       $19.88     $20.48
                          ------------------------------------------------------------
 Income (loss)
 from investment
 operations:
 Net investment
 income (loss)...              (0.17)       (0.11)       (0.10)       (0.09)         -
 Net realized and
 unrealized gain
 (loss) on
 securities......             (15.86)       16.37        10.36         2.28       0.33
                          ------------------------------------------------------------
 Total income
 (loss) from
 investment
 operations......             (16.03)       16.26        10.26         2.19       0.33
                          ------------------------------------------------------------
 Distributions
 from:
 Net investment income..           -            -            -            -          -
 Net realized
 gain on
 securities......              (7.83)       (5.07)       (2.38)           -      (0.93)
                          ------------------------------------------------------------
 Total
 distributions...              (7.83)       (5.07)       (2.38)           -      (0.93)
                          ------------------------------------------------------------
Net asset value
at end of
period...........             $17.28       $41.14       $29.95       $22.07     $19.88
                          ------------------------------------------------------------
TOTAL RETURN(a)..             (42.24)%      52.65%       48.34%       10.85%      1.81%
                          ------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses
to average
net assets.......               0.98%        0.96%        0.96%        0.95%      0.96%
Ratio of expenses
to average net
assets before
expense
reductions.......               0.98%        0.96%        0.96%        0.95%      0.96%
Ratio of net
investment income
(loss) to average
net assets.......              (0.66)%      (0.40)%      (0.46)%      (0.46)%    (0.29)%
Portfolio
turnover rate....                176%         130%         149%         128%       122%
Number of shares
outstanding at
end of period
(000's)..........            116,654       80,564       56,211       46,355     40,484
Net assets at end
of period
(000's)..........         $2,015,574   $3,314,052   $1,683,585   $1,023,141   $804,982
                                    AG Social Awareness Fund
                          ---------------------------------------------------
                                       Year Ended May 31,
                          ---------------------------------------------------
                            2001       2000      1999      1998      1997
                          ---------------------------------------------------
PER SHARE DATA
Net asset value
at beginning of
period...........           $24.77     $24.11    $22.16    $17.90    $15.49
                          ---------------------------------------------------
 Income (loss)
 from investment
 operations:
 Net investment
 income (loss)...             0.20       0.20      0.21      0.23      0.24
 Net realized and
 unrealized gain
 (loss) on
 securities......            (3.23)      1.61      4.08      5.07      4.19
                          ---------------------------------------------------
 Total income
 (loss) from
 investment
 operations......            (3.03)      1.81      4.29      5.30      4.43
                          ---------------------------------------------------
 Distributions
 from:
 Net investment income..     (0.20)     (0.18)    (0.22)    (0.23)    (0.24)
 Net realized
 gain on
 securities......            (0.53)     (0.97)    (2.12)    (0.81)    (1.78)
                          ---------------------------------------------------
 Total
 distributions...            (0.73)     (1.15)    (2.34)    (1.04)    (2.02)
                          ---------------------------------------------------
Net asset value
at end of
period...........           $21.01     $24.77    $24.11    $22.16    $17.90
                          ---------------------------------------------------
TOTAL RETURN(a)..           (12.33)%     7.49%    20.05%    30.34%    30.48%
                          ---------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses
to average
net assets.......             0.58%      0.55%     0.57%     0.54%     0.56%
Ratio of expenses
to average net
assets before
expense
reductions.......             0.58%      0.55%     0.57%     0.54%     0.56%
Ratio of net
investment income
(loss) to average
net assets.......             0.85%      0.79%     0.93%     1.17%     1.53%
Portfolio
turnover rate....               29%        40%       49%      120%      109%
Number of shares
outstanding at
end of period
(000's)..........           23,321     23,509    21,646    15,080     8,677
Net assets at end
of period
(000's)..........         $489,982   $582,403  $521,965  $334,167  $155,349

(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS - CONTINUED                 133

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                    AG Asset Allocation Fund                          AG Capital Conservation Fund
                        ------------------------------------------------------  --------------------------------------------
                                       Year Ended May 31,                                  Year Ended May 31,
                        ------------------------------------------------------  --------------------------------------------
                          2001        2000       1999       1998       1997       2001     2000     1999     1998     1997
                        ------------------------------------------------------  --------------------------------------------
PER SHARE DATA
Net asset value at
beginning of period...     $14.68      $14.43     $14.02     $12.57     $12.55     $8.78    $9.39    $9.68    $9.31    $9.23
                        ------------------------------------------------------  --------------------------------------------
 Income (loss) from
 investment
 operations:
 Net investment
 income...............       0.43        0.44       0.40       0.41       0.77      0.58     0.62     0.60     0.61     0.62
 Net realized and
 unrealized gain
 (loss) on
 securities...........      (0.79)       0.51       1.26       2.24       1.44      0.56    (0.61)   (0.29)    0.37     0.08
                        ------------------------------------------------------  --------------------------------------------
 Total income (loss)
 from investment
 operations...........      (0.36)       0.95       1.66       2.65       2.21      1.14     0.01     0.31     0.98     0.70
                        ------------------------------------------------------  --------------------------------------------
 Distributions from:
 Net investment
 income...............      (0.43)      (0.44)     (0.40)     (0.41)     (0.78)    (0.58)   (0.62)   (0.60)   (0.61)   (0.62)
 Net realized gain on
 securities...........      (1.18)      (0.26)     (0.85)     (0.79)     (1.41)        -        -        -        -        -
                        ------------------------------------------------------  --------------------------------------------
 Total distributions..      (1.61)      (0.70)     (1.25)     (1.20)     (2.19)    (0.58)   (0.62)   (0.60)   (0.61)   (0.62)
                        ------------------------------------------------------  --------------------------------------------
Net asset value at end
of period.............     $12.71      $14.68     $14.43     $14.02     $12.57     $9.34    $8.78    $9.39    $9.68    $9.31
                        ------------------------------------------------------  --------------------------------------------
TOTAL RETURN(a).......      (2.46)%      6.65%     12.23%     21.94%     15.89%    13.35%    0.13%    3.25%   10.76%    7.75%
                        ------------------------------------------------------  --------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses to
average net assets....       0.58%       0.55%      0.57%      0.54%      0.57%     0.58%    0.55%    0.60%    0.54%    0.57%
Ratio of expenses to
average net assets
before expense
reductions............       0.58%       0.55%      0.57%      0.54%      0.57%     0.58%    0.55%    0.60%    0.54%    0.57%
Ratio of net
investment income to
average net assets....       3.10%       2.98%      2.81%      3.02%      3.26%     6.35%    6.73%    6.24%    6.32%    6.59%
Portfolio turnover
rate..................        112%        162%       160%        24%       103%      418%     144%      41%      14%      45%
Number of shares
outstanding at end of
period (000's)........     16,388      16,135     17,222     14,269     14,107     6,058    5,756    6,720    6,577    7,168
Net assets at end of
period (000's)........   $208,369    $236,804   $248,473   $200,099   $177,347   $56,560  $50,525  $63,131  $63,654  $66,747

(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

--------------------------------------------------------------------------------

 134                    FINANCIAL HIGHLIGHTS - CONTINUED

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                AG Government Securities Fund                AG International Government Bond Fund
                          ----------------------------------------------  -------------------------------------------------
                                      Year Ended May 31,                              Year Ended May 31,
                          ----------------------------------------------  -------------------------------------------------
                            2001      2000      1999     1998     1997     2001       2000       1999      1998      1997
                          ----------------------------------------------  -------------------------------------------------
PER SHARE DATA
Net asset value at
beginning of period.....     $9.51     $9.90    $10.09    $9.67    $9.61   $10.88     $11.62     $11.42    $11.33    $11.79
                          ----------------------------------------------  -------------------------------------------------
 Income (loss) from
 investment operations:
 Net investment income
 (loss).................      0.58      0.55      0.55     0.58     0.59     0.43       0.48       0.51      0.56      0.63
 Net realized and
 unrealized gain (loss)
 on securities..........      0.56     (0.39)    (0.19)    0.42     0.06    (0.91)     (0.98)      0.24     (0.26)    (0.49)
                          ----------------------------------------------  -------------------------------------------------
 Total income (loss)
 from investment
 operations.............      1.14      0.16      0.36     1.00     0.65    (0.48)     (0.50)      0.75      0.30      0.14
                          ----------------------------------------------  -------------------------------------------------
 Distributions from:
 Net investment income..     (0.58)    (0.55)    (0.55)   (0.58)   (0.59)   (0.26)     (0.23)     (0.48)    (0.20)    (0.58)
 Net realized gain on
 securities.............         -         -         -        -        -    (0.04)     (0.01)     (0.07)    (0.01)    (0.02)
                          ----------------------------------------------  -------------------------------------------------
 Total distributions....     (0.58)    (0.55)    (0.55)   (0.58)   (0.59)   (0.30)     (0.24)     (0.55)    (0.21)    (0.60)
                          ----------------------------------------------  -------------------------------------------------
Net asset value at end
of period...............    $10.07     $9.51     $9.90   $10.09    $9.67   $10.10     $10.88     $11.62    $11.42    $11.33
                          ----------------------------------------------  -------------------------------------------------
TOTAL RETURN(a).........     12.23%     1.74%     3.58%   10.60%    6.94%   (4.47)%    (4.43)%     6.40%     2.65%     1.13%
                          ----------------------------------------------  -------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to
average net assets......      0.58%     0.55%     0.59%    0.54%    0.56%    0.58%      0.52%      0.57%     0.55%     0.56%
Ratio of expenses to
average net assets
before expense
reductions..............      0.58%     0.55%     0.59%    0.54%    0.56%    0.58%      0.52%      0.57%     0.55%     0.56%
Ratio of net investment
income to average net
assets..................      5.83%     5.68%     5.46%    5.82%    6.11%    3.82%      4.07%      4.27%     4.70%     5.13%
Portfolio turnover
rate....................        84%      132%       39%      24%      38%      72%        15%        22%       17%        4%
Number of shares
outstanding at end of
period (000's)..........    11,873    10,581    10,853    9,129    8,672    9,898     12,044     13,647    13,646    15,680
Net assets at end of
period (000's)..........  $119,514  $100,648  $107,425  $92,120  $83,827  $99,977   $130,978   $158,509  $155,783  $177,709

(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS - CONTINUED            135

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                       AG Nasdaq-100(R)        Putnam           T. Rowe Price
                                AG 1 Money Market Fund                    Index Fund     Opportunities Fund Blue Chip Growth Fund
                     ------------------------------------------------  ----------------  ------------------ ---------------------
                                  Year Ended May 31,                   October 2, 2000*   October 2, 2000*    November 1, 2000*
                     ------------------------------------------------         to                 to                  to
                       2001      2000      1999      1998      1997      May 31, 2001       May 31, 2001        May 31, 2001
                     ------------------------------------------------      -------             ------              -------
PER SHARE DATA
Net asset value
at beginning of
period...........       $1.00     $1.00     $1.00     $1.00     $1.00       $10.00             $10.00               $10.00
                     ------------------------------------------------      -------             ------              -------
 Income (loss)
 from investment
 operations:
 Net investment
 income..........        0.06      0.05      0.05      0.05      0.05         0.01              (0.01)                0.02
 Net realized and
 unrealized gain
 (loss) on
 securities......           -         -         -         -         -        (4.91)             (3.53)               (1.43)
                     ------------------------------------------------      -------             ------              -------
 Total income
 (loss) from
 investment
 operations......        0.06      0.05      0.05      0.05      0.05        (4.90)             (3.54)               (1.41)
                     ------------------------------------------------      -------             ------              -------
 Distributions
 from:
 Net investment
 income..........       (0.06)    (0.05)    (0.05)    (0.05)    (0.05)       (0.01)                 -                (0.02)
                     ------------------------------------------------      -------             ------              -------
 Net realized
 gain on
 securities......           -         -         -         -         -            -                  -                    -
                     ------------------------------------------------      -------             ------              -------
 Total
 distributions...       (0.06)    (0.05)    (0.05)    (0.05)    (0.05)       (0.01)                 -                (0.02)
Net asset value
at end of
period...........       $1.00     $1.00     $1.00     $1.00     $1.00        $5.09              $6.46                $8.57
                     ------------------------------------------------      -------             ------              -------
TOTAL RETURN(a)..        5.77%     5.21%     4.84%     5.25%     5.02%      (49.01)%(c)        (35.40)%(c)          (14.14)%(c)
                     ------------------------------------------------      -------             ------              -------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses
to average net
assets...........        0.57%     0.56%     0.57%     0.54%     0.57%        0.52%(b)           1.02%(b)             0.88%(b)
Ratio of expenses
to average net
assets before
expense
reductions.......        0.58%     0.56%     0.57%     0.54%     0.57%        0.52%(b)           1.02%(b)             0.88%(b)
Ratio of net
investment income
(loss) to average
net assets.......        5.59%     5.13%     4.66%     5.14%     4.95%        0.31%(b)          (0.27)%(b)            0.31%(b)
Portfolio
turnover rate....         N/A       N/A       N/A       N/A       N/A           19%                51%                  70%
Number of shares
outstanding at
end of period
(000's)..........     579,507   484,934   347,394   190,975   128,125        3,732                611                1,702
Net assets at end
of period
(000's)..........    $579,507  $484,934  $347,394  $190,975  $128,125      $19,005             $3,945              $14,592
                        T. Rowe Price
                     Health Sciences Fund
                     --------------------
                      November 1, 2000*
                              to
                         May 31, 2001
                     --------------------
PER SHARE DATA
Net asset value
at beginning of
period...........           $10.00
                     --------------------
 Income (loss)
 from investment
 operations:
 Net investment
 income..........             0.01
 Net realized and
 unrealized gain
 (loss) on
 securities......            (1.07)
                     --------------------
 Total income
 (loss) from
 investment
 operations......            (1.06)
                     --------------------
 Distributions
 from:
 Net investment
 income..........            (0.01)
                     --------------------
 Net realized
 gain on
 securities......                -
                     --------------------
 Total
 distributions...            (0.01)
Net asset value
at end of
period...........            $8.93
                     --------------------
TOTAL RETURN(a)..           (10.60)%(c)
                     --------------------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses
to average net
assets...........             1.08%(b)
Ratio of expenses
to average net
assets before
expense
reductions.......             1.08%(b)
Ratio of net
investment income
(loss) to average
net assets.......            (0.03)%(b)
Portfolio
turnover rate....              158%
Number of shares
outstanding at
end of period
(000's)..........            2,684
Net assets at end
of period
(000's)..........          $23,965

 *  Date Fund commenced operations.
(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(b) Annualized.
(c) Total return is not annualized.

--------------------------------------------------------------------------------

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

 136                    FINANCIAL HIGHLIGHTS - CONTINUED

                              Founders/       American Century                      American Century
                            T. Rowe Price      International    Founders Large Cap      Income &
                            Small Cap Fund      Growth Fund        Growth Fund        Growth Fund
                          ------------------ ------------------ ------------------ ------------------
                          December 11, 2000* December 11, 2000* December 11, 2000* December 11, 2000*
                           to May 31, 2001    to May 31, 2001    to May 31, 2001    to May 31, 2001
                          ------------------ ------------------ ------------------ ------------------
PER SHARE DATA
Net asset value at
beginning of period.....         $10.00             $10.00             $10.00             $10.00
                             ----------         ----------         ----------         ----------
 Income (loss) from
 investment operations:
 Net investment income..          (0.01)              0.05              (0.01)              0.04
 Net realized and
 unrealized gain (loss)
 on securities..........          (0.90)             (1.70)             (2.56)             (0.40)
                             ----------         ----------         ----------         ----------
 Total income (loss)
 from investment
 operations.............          (0.91)             (1.65)             (2.57)             (0.36)
                             ----------         ----------         ----------         ----------
 Distributions from:
 Net investment income..              -              (0.04)                 -              (0.03)
                             ----------         ----------         ----------         ----------
 Net realized gain on
 securities.............              -                  -                  -                  -
                             ----------         ----------         ----------         ----------
 Total distributions....              -              (0.04)                 -              (0.03)
                             ----------         ----------         ----------         ----------
Net asset value at end
of period...............          $9.09              $8.31              $7.43              $9.61
                             ----------         ----------         ----------         ----------
TOTAL RETURN(c).........          11.51%(b)          (3.60)%(c)        (25.70)%(c)         (3.60)%(c)
                             ----------         ----------         ----------         ----------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to
average net assets......           0.95%(b)           1.06%(b)           1.06%(b)           0.83%(b)
Ratio of expenses to
average net assets
before expense
reductions..............           1.00%(b)           1.10%(b)           1.10%(b)           0.87%(b)
Ratio of net investment
income (loss) to average
net assets..............          (0.14)%(b)          0.99%(b)          (0.27)%(b)          0.79%(b)
Portfolio turnover
rate....................            130%               183%                94%                72%
Number of shares
outstanding at end of
period (000's)..........         78,572             64,151             84,055             27,197
Net assets at end of
period (000's)..........       $714,608           $533,368           $624,700           $261,303

 *  Date Fund commenced operations.
(a) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(b) Annualized.
(c) Total return is not annualized.

--------------------------------------------------------------------------------

 May 31, 2001            REPORT OF INDEPENDENT AUDITORS              137

To the Shareholders and Board of Directors of North American Funds Variable Product Series I

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of North American Funds Variable Product Series I (comprising, respectively, the AG Stock Index Fund, the AG MidCap Index Fund, the AG Small Cap Index Fund, the AG Nasdaq-100(R) Index Fund, the Founders/T. Rowe Price Small Cap Fund, the AG International Equities Fund, the American Century International Growth Fund, the Putnam Opportunities Fund, the T. Rowe Price Blue Chip Growth Fund, the Core Equity Fund, the Founders Large Cap Growth Fund, the AG Growth & Income Fund, the American Century Income & Growth Fund, the T. Rowe Price Science & Technology Fund, the
T. Rowe Price Health Sciences Fund, the AG Social Awareness Fund, the AG Asset Allocation Fund, the AG Capital Conservation Fund, the AG Government Securities Fund, the AG International Government Bond Fund and the AG 1 Money Market Fund) as of May 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the North American Funds Variable Product Series I at May 31, 2001, the results of their operations for the year then ended, the changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                              /s/ Ernst & Young LLP
Houston, Texas
July 19, 2001

--------------------------------------------------------------------------------

 138                                                    May 31, 2001 (Unaudited)
                           SUPPLEMENTAL INFORMATION
                NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
                       SUPPLEMENT DATED [July 17, 2001]
       TO PROSPECTUS dated October 1, 2000 (as revised November 1, 2000)

             This supplement supercedes any previous supplements.

American General Corporation ("AGC") and American International Group, Inc. ("AIG") have entered into an agreement, dated as of May 11, 2001, pursuant to which AIG will acquire AGC (the "Transaction"). It is currently anticipated that the Transaction will close before the end of 2001 (the "Closing Date"), subject to receipt of necessary approvals. AGC is the parent corporation of The Variable Annuity Life Insurance Company ("VALIC"), which, through its division, American General Advisers, serves as the investment adviser to North American Funds Variable Product Series I (the "Fund"). As a result of the Transaction, VALIC will become a wholly owned subsidiary of AIG. Under the Investment Company Act of 1940, the change of control of an investment adviser results in the assignment of the advisory agreement and its automatic termination. In addition, for those separate series of the Fund (each, a "Series") which engage a subadviser, each subadvisory agreement provides that it terminates automatically upon the termination of the advisory agreement with VALIC. To ensure the uninterrupted provision of investment advisory and subadvisory services to the Fund following the Closing Date, the Board of Directors of the Fund took the actions described below at a meeting held on July 16-17, 2001.

1. The Board approved an interim advisory agreement and a new investment advisory agreement between the Fund, on behalf of each Series, and VALIC. The interim advisory agreement will cover the period from the Closing Date through the date of shareholder approval, when the new investment advisory agreement will take effect. The new investment advisory agreement is the same in all material respects as the current investment advisory agreement, including the fees charged. The new investment advisory agreement will be submitted to shareholders for approval at a meeting that is currently scheduled to be held in mid-December 2001 (the "Shareholders' Meeting").
2. The Board approved new subadvisory agreements with each of the current subadvisers to the Series. The terms of each new subadvisory agreement are the same in all material respects as the current corresponding subadvisory agreement. With respect to the Series subadvised by American General Investment Management, L.P. ("AGIM"), an affiliate of VALIC, the Board acknowledged that AGIM may be reorganized after the Closing Date with another affiliate. To accommodate this possibility, the Board approved a new subadvisory agreement with AGIM or its affiliate. The Board has the authority pursuant to an exemptive order granted by the Securities and Exchange Commission to approve the new subadvisory agreements as to certain Series without a shareholder vote. The new subadvisory agreements in respect of those Series as to which the Board does not have such authority will be submitted for shareholder approval at the Shareholders' Meeting.
3. With respect to the North American-AG Growth & Income Fund (the "Growth & Income Fund"), the Board also approved a new subadvisory agreement between VALIC and SunAmerica Asset Management Corp. ("SAAMCo"), to take effect as of January 1, 2002, subject to shareholder approval. SAAMCo is a wholly owned subsidiary of AIG and will be an affiliate of VALIC as of the Closing Date. The subadvisory fees payable to SAAMCo will be borne by VALIC and not the Series, and will not result in increased costs to shareholders of the Series. The Board also approved changes to certain fundamental policies applicable to the Growth & Income Fund. The new subadvisory agreement with SAAMCo as well as the proposed changes to fundamental policies will be submitted for approval by shareholders of the Growth & Income Fund at the Shareholders' Meeting.
4. With respect to North American-Founders Large Cap Growth Fund (the "Large Cap Growth Fund"), the Board approved the termination of the subadvisory agreement with Founders Asset Management LLC ("Founders"), as of the close of business on December 31, 2001, and a new subadvisory agreement with SAAMCo to take effect as of January 1, 2002, subject to shareholder approval at the Shareholders' Meeting. The subadvisory fees payable to SAAMCo will be borne by VALIC and not the Large Cap Growth Fund, and will not result in increased costs to shareholders.

OTHER PROSPECTUS CHANGES:

Page 19, International Government Bond Fund, Investment Strategy:
Effective June 1, 2001, certain policies of the International Government Bond Fund have been modified to permit investments in below investment grade domestic and foreign fixed-income debt securities as well as eurodollar obligations. The Fund will invest at least 70% of its assets in investment grade debt securities. The Fund may invest up to 30% of its assets in below investment grade securities. At least 65% of the Fund securities purchased must be government issued, sponsored, or guaranteed. Additionally, the Fund will increase its ability to hedge currency, and may invest up to 50% of total assets in futures and options (derivatives), for currency hedging purposes.

The Fund benchmark has changed to a blend of 70% JP Morgan Global Bond Index Plus and 30% JP Morgan Emerging Markets Bond Index Plus. The Fund will use this blend of indexes as a guide for choosing countries in which to invest. The Fund may invest in securities in other countries, provided that the securities are payable in currencies included in the blended benchmark.

Risk of lower rated fixed-income securities: A portion of the Fund's investments may be in high yielding, high risk fixed-income securities that are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Page 51, Wellington Management Company:
Replace the second paragraph under Wellington Management with the following:
Matthew E. Megargel, Senior Vice President of Wellington Management, is a chartered financial analyst who serves as the portfolio manager for several funds, including the North American Core Equity Fund and a similar retail mutual fund, the North American Funds Growth & Income Fund. Mr. Megargel joined Wellington Management in 1983 as a research analyst and took on additional responsibilities as a fund manager in 1988. In 1991, he became solely a fund manager with Wellington Management.

Page 53, Founders Asset Management, LLC:
Insert "approximately" before 50%, as Founders manages approximately 50% of the North American--Founders/T. Rowe Price Small Cap Fund.

-------------------------------------------------------------------------------

 May 31, 2001 (Unaudited)                                      139

                        SPECIAL MEETING OF SHAREHOLDERS

Proxy Voting Results

The special meeting of shareholders of the American Century Income & Growth Fund, the American Century International Growth Fund, the Founders Large Cap Growth Fund and the Founders/T. Rowe Price Small Cap Fund ("the Funds") all of North American Funds Variable Product Series I, was held on March 6, 2001. Shareholders of the Funds voted on proposals to approve (i) a new advisory agreement between The Variable Annuity Life Insurance Company and the Funds; and (ii) an arrangement to permit the Advisors to terminate, replace or add subadvisory agreements without shareholder approval. The results of the proposals voted on by shareholders of the Funds were as follows:

To approve a new advisory agreement between The Variable Annuity Life Insurance Company and the Funds:

                           American     American
                            Century      Century     Founders   Founders/T. Rowe
                           Income &   International  Large Cap  Price Small Cap
                          Growth Fund  Growth Fund  Growth Fund       Fund
                          ----------- ------------- ----------- ----------------
For...................... 150,099,661  275,783,687  412,807,740   287,084,080
Against..................   6,950,602   16,233,266   14,782,082    20,246,906
Abstain..................   6,387,331   13,886,153   24,589,298    12,225,963
Total Shares Voted....... 163,437,594  305,903,066  451,179,120   319,556,949

To approve an arrangement to permit the advisors to terminate, replace or add subadvisor agreements without shareholder approval:

                           American     American
                            Century      Century     Founders   Founders/T. Rowe
                           Income &   International  Large Cap  Price Small Cap
                          Growth Fund  Growth Fund  Growth Fund       Fund
                          ----------- ------------- ----------- ----------------
For...................... 136,406,490  252,658,217  380,086,856   264,548,719
Against..................  19,023,177   36,337,468   41,980,689    41,390,030
Abstain..................   8,007,927   16,907,381   30,111,575    13,618,200
Total Shares Voted....... 163,437,594  305,903,066  452,179,120   319,556,949

--------------------------------------------------------------------------------

 140            NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I

BOARD OF DIRECTORS                                         SHAREHOLDER SERVICE AGENT
Kent E. Barrett                                            VALIC (The Variable Annuity
Judith L. Craven                                           Life Insurance Company)
Timothy J. Ebner                                           2929 Allen Parkway
Gustavo E. Gonzales, Jr.                                   Houston, Texas 77019
Norman Hackerman
Alice T. Kane                                              OFFICERS
John W. Lancaster                                          Alice T. Kane,
Ben H. Love                                                 Chairman and President
John E. Maupin, Jr.                                        Kent E. Barrett,
F. Robert Paulsen                                           Executive Vice President
                                                           Evelyn M. Curran,
DISTRIBUTOR                                                 Vice President
VAMCO                                                      Steven Guterman,
2929 Allen Parkway                                          Vice President and Senior Investment Officer
Houston, Texas 77019                                       Albert Gutierrez,
                                                            Vice President and Senior Investment Officer
CUSTODIAN                                                  Charles H. Clines,
State Street Bank and Trust Company                         Vice President and Tax Officer
225 Franklin Street                                        Nori L. Gabert,
Boston, Massachusetts 02110                                 Vice President and Secretary
                                                           Gregory R. Kingston,
INVESTMENT ADVISER                                          Treasurer
American General                                           Todd L. Spillane,
Advisers (AGA)                                              Chief Compliance Officer and Assistant
2929 Allen Parkway                                          Secretary
Houston, Texas 77019                                       Katherine Stoner,
                                                            Assistant Secretary
INVESTMENT SUB-ADVISERS                                    Kathryn A. Pearce,
American Century Investment Management, Inc.                Assistant Treasurer
4500 Main Street                                           Donald H. Guire,
Kansas City, Missouri 64111                                 Assistant Treasurer

American General Investment Management, L.P.
2929 Allen Parkway
Houston, Texas 77019

Founders Asset Management, LLC
2930 East Third Avenue
Denver, Colorado 80206

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02109

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
Ernst & Young LLP
1221 McKinney
Houston, Texas 77010

TO INSURANCE PRODUCT OWNERS:

 This report contains detailed financial information to help you understand your variable insurance product's past performance and shows the performance for the funds that you invested in through your variable insurance contract. The performance does not reflect separate account charges under your insurance product. These charges would otherwise lower the performance information shown.

 This report is for the information of the shareholders and variable insurance product owners participating in the North American Funds Variable Product Series I (formerly American General Series Portfolio Company). It is authorized for distribution to other persons only when preceded or accompanied by an effective prospectus which contains information on how to purchase shares and other pertinent information.

 If you would like further information about the material or products issued by VALIC, American General Annuity Insurance Company or American General Life Insurance Company, please contact your account representative.

 "Standard & Poor's(R)", "Standard & Poor's Mid Cap 400 Index" and "S&P 500(R)" are trademarks of Standard & Poor's Corporation. The Stock Index Fund and MidCap Index Fund are not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the funds. The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company. The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by North American Funds Variable Product Series I. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the product(s).

 American General Financial Group(SM) is the marketing name and service mark owned and used by American General Corporation and its subsidiaries.

-------------------------------------------------------------------------------

NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
(formerly American General Series Portfolio Company)

P.O. Box 3206
Houston, Texas 77253-3206



AMERICAN
  |GENERAL
  |FINANCIAL GROUP



   American General Financial Group is the marketing name and service mark owned and used by American
   General Corporation and its subsidiaries, including VALIC.


   VA 9530 VER 05/01